PROSPECTUS

Morgan Stanley Institutional Fund, Inc.


May 1, 2001

Asian Equity Portfolio
The Asian Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers.

Japanese Value Equity Portfolio
The Japanese Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.

INVESTMENT ADVISER
MORGAN STANLEY INVESTMENT MANAGEMENT INC.

DISTRIBUTOR
MORGAN STANLEY & CO. INCORPORATED

Morgan Stanley Institutional Fund, Inc. (the "Fund") is a no-load mutual fund that is designed to meet the investment needs of discerning Investors who place a premium on quality and personal service. The Fund makes available to institutional investors a series of portfolios which benefit from the investment expertise and commitment to excellence associated with Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management") and its affiliates. This Prospectus offers Class A and Class B shares of the portfolios listed above (each a "Portfolio" and collectively the "Portfolios").

The Securities and Exchange Commission (the "Commission") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

INVESTMENT SUMMARY                                        1

Asian Equity Portfolio                                    1

Japanese Value Equity Portfolio                           2

Additional Risk Factors and Information                   3

FEES AND EXPENSES OF THE PORTFOLIOS                       5

FUND MANAGEMENT                                           7

SHAREHOLDER INFORMATION                                   8

FINANCIAL HIGHLIGHTS                                     10

Asian Equity Portfolio                                   10

Japanese Value Equity Portfolio                          12

ACCOUNT REGISTRATION FORM

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                                              INVESTMENT SUMMARY
Asian Equity Portfolio

OBJECTIVE
The Asian Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers.


APPROACH
Morgan Stanley Investment Management seeks to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of issuers in Asian countries, excluding Japan. Morgan Stanley Investment Management considers a company to be Asian if its securities are traded on a recognized stock exchange in Asia, if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in an Asian country or if it is organized or has a principal office in an Asian country. Morgan Stanley Investment Management employs a disciplined approach to security selection, focusing on larger companies with strong management teams, reasonable valuation and attractive growth characteristics. Morgan Stanley Investment Management evaluates top-down country risk factors and opportunities when determining position sizes and overall exposure to individual markets.


PROCESS
Morgan Stanley Investment Management emphasizes its internal research of the leading companies as the basis for stock selection. This research process encompasses analysis of historical financial statements, identification of the potential for future earnings and cash flows, valuation of key assets, discussions with analysts to determine consensus expectations and an evaluation of the strength and depth of management. Visits with management are central to this process. Depending on the type of company, factors considered in selecting securities include price-to-sales, price-to-earnings, price-to-cash flow, price-to-book value and price-to-replacement value of assets. Morgan Stanley Investment Management combines bottom-up stock evaluation with a thorough analysis of risk factors and opportunities within individual Asian countries. The team evaluates macroeconomic and political factors when determining overall exposures within individual countries. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities of Asian issuers (excluding Japanese issuers).


RISKS
Investing in the Asian Equity Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of issuers in Asian emerging markets in the hope of earning superior returns and diversifying your investment portfolio. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, equity securities of Asian issuers, may underperform relative to other sectors or the overall market.


The Portfolio invests primarily in emerging market countries in Asia. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

[COLUMN CHART]
PERFORMANCE (CLASS A SHARES)
Commenced operations on July 1, 1991

 '92                     26.42%
 '93                    105.71%
 '94                    -15.81%
 '95                      6.87%
 '96                      3.49%
 '97                    -48.29%
 '98                    -11.38%
 '99                     81.00%
 '00                    -40.65%

HIGH (QUARTER)             Q4 '93      49.56%
LOW (QUARTER)              Q4 '97      -37.43%

AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2000)
------------------------------------------------------------------------------------------------
                                                          Past One       Past Five       Since
                                                            Year           Years       Inception
------------------------------------------------------------------------------------------------
CLASS A (commenced operations on July 1, 1991)            -40.65%        -12.62%         2.30%
------------------------------------------------------------------------------------------------
MSCI All-Country Far East Free ex-Japan Index*            -36.80%         -9.60%         3.94%
------------------------------------------------------------------------------------------------

CLASS B (commenced operations on January 2, 1996)         -40.74%            n/a       -12.94%
------------------------------------------------------------------------------------------------
MSCI All-Country Far East Free ex-Japan Index*            -36.80%            n/a        -9.66%
------------------------------------------------------------------------------------------------


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


* The Morgan Stanley Capital International (MSCI) All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes China, Indonesia, Hong Kong, the Philippines, South Korea, Singapore, Taiwan and Thailand.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                                              INVESTMENT SUMMARY

Japanese Value Equity Portfolio


OBJECTIVE
The Japanese Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.


APPROACH
Morgan Stanley Investment Management seeks to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of Japanese issuers that are undervalued relative to their intrinsic assets, cash flow and earnings potential. Morgan Stanley Investment Management considers a company to be Japanese if its securities are traded on a recognized stock exchange in Japan, if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in Japan or if it is organized or has a principal office in Japan.


PROCESS
Morgan Stanley Investment Management conducts a quantitative screening of Japanese companies, including both large-cap and small-cap issuers. The screening is designed to identify undervalued issuers, based on price-to-book value, price-to-cash flow and other value-oriented criteria. Morgan Stanley Investment Management analysts conduct fundamental analysis on the 25% of companies that quantitative screening indicate are most undervalued, with an emphasis on financial structure, strategic value of assets, business franchise, product line and management quality and focus. Company visits also are a normal part of the investment process. Morgan Stanley Investment Management closely monitors companies that are no longer among the 25% most undervalued and generally sells the securities following a material fundamental disappointment in earnings or when they are no longer among the one-third most undervalued securities.


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities of Japanese issuers.


RISKS
Investing in the Japanese Value Equity Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of issuers in Japan in the hope of achieving superior returns and diversifying your investment portfolio. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, equity securities of Japanese issuers, may underperform relative to other sectors or the overall market.

[COLUMN CHART]
PERFORMANCE (CLASS A SHARES)
Commenced operations on April 25, 1994

 '95                -3.64%
 '96                -1.40%
 '97                -9.23%
 '98                 8.82%
 '99                63.75%
 '00               -23.69%

HIGH (QUARTER)            Q2 '97          25.58%
LOW (QUARTER)             Q4 '97         -20.29%

AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2000)
------------------------------------------------------------------------------------------------
                                                          Past One       Past Five       Since
                                                            Year           Years       Inception
------------------------------------------------------------------------------------------------
CLASS A (commenced operations on April 25, 1994)          -23.69%          4.01%         2.15%
------------------------------------------------------------------------------------------------
MSCI Japan Index*                                         -28.16%         -4.70%        -3.16%
------------------------------------------------------------------------------------------------

CLASS B (commenced operations on January 2, 1996)         -23.93%            n/a         3.66%
------------------------------------------------------------------------------------------------
MSCI Japan Index*                                         -28.16%            n/a        -4.55%
------------------------------------------------------------------------------------------------


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


* The Morgan Stanley Capital International (MSCI) Japan Index is an unmanaged index of common stocks.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                                              INVESTMENT SUMMARY

Additional Risk Factors and Information

THIS SECTION DISCUSSES ADDITIONAL RISK FACTORS AND INFORMATION RELATING TO THE PORTFOLIOS. THE PORTFOLIOS' INVESTMENT PRACTICES AND LIMITATIONS ARE DESCRIBED IN MORE DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), WHICH LEGALLY IS A PART OF THIS PROSPECTUS. FOR DETAILS ON HOW TO OBTAIN A COPY OF THE SAI AND OTHER REPORTS AND INFORMATION, SEE THE BACK COVER OF THIS PROSPECTUS.

PRICE VOLATILITY

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of market volatility, there is a risk that you might lose money by investing in a Portfolio.

FOREIGN INVESTING

Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, a Portfolio's investments generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of a Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

DERIVATIVES

The Portfolios may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

The primary risks of derivatives are: (i) changes in the market value of securities held by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and
(iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, a Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, a Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If a Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.


A Portfolio will limit its use of derivatives for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivatives. While the use of derivatives may be advantageous to a Portfolio, if Morgan Stanley Investment Management is not successful in employing them, the Portfolio's performance may be worse than if it did not make such investments. See the SAI for more about the risks of different types of derivatives.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                                              INVESTMENT SUMMARY

Additional Risk Factors and Information


INVESTMENT DISCRETION
In pursuing the Portfolios' investment objectives, Morgan Stanley Investment Management has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, Morgan Stanley Investment Management may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.


BANK INVESTORS
An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


TEMPORARY DEFENSIVE
INVESTMENTS
When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If Morgan Stanley Investment Management incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.


PORTFOLIO TURNOVER
Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Asian Equity Portfolio may engage in frequent trading of securities to achieve its investment objective.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                             FEES AND EXPENSES OF THE PORTFOLIOS
Fees and Expenses of the Portfolios

The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Annual Fund Operating Expenses in the table do not reflect voluntary fee waivers, which are described in the footnotes, and/or expense reimbursements from Morgan Stanley Investment Management.


2000 ANNUAL FUND OPERATING EXPENSES


                                                                    Asian      Japanese
                                                                   Equity    Value Equity
                                                                  Portfolio   Portfolio
SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a % of the amount redeemed)+                     2.00%        2.00%
MANAGEMENT FEES (expenses that are deducted from Fund assets)*
Class A                                                             0.80%        0.80%
Class B                                                             0.80%        0.80%
12b-1 FEE
Class A                                                             None         None
Class B                                                             0.25%        0.25%
OTHER EXPENSES
Class A                                                             0.52%        0.32%
Class B                                                             0.52%        0.32%
TOTAL ANNUAL FUND
OPERATING EXPENSES
Class A                                                             1.32%        1.12%
Class B                                                             1.57%        1.37%


+Payable to the Portfolio on shares redeemed within 60 days of purchase. The redemption fee may be waived by the Fund in certain circumstances. See "Shareholder Information" for more information on redemption fees.


*The Management Fees for the Portfolios shown in the table above are the highest that could be charged. This table does not show the effects of Morgan Stanley Investment Management's voluntary fee waivers and/or expense reimbursements. Morgan Stanley Investment Management has voluntarily agreed to reduce its management fee and/or reimburse the Portfolios so that annual operating expenses, excluding certain investment related expenses, as described below, will not exceed 1.00% for Class A shares and 1.25% for Class B shares.


In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing are excluded from annual operating expenses. If these expenses were incurred, the Portfolios' total operating expenses after voluntary fee waivers and/or reimbursements would exceed the expense ratios shown above.


For the year ended December 31, 2000, after giving effect to Morgan Stanley Investment Management's voluntary fee waiver and/or expense reimbursement, the total operating expenses incurred by investors, including certain investment related expenses, were 1.06% for Class A shares and 1.31% for Class B shares of the Asian Equity Portfolio and 1.03% for Class A shares and 1.28% for Class B shares of the Japanese Value Equity Portfolio. Excluding investment related expenses, the operating expenses after fee waivers and/or expense reimbursements were 1.00% for Class A shares and 1.25% for Class B shares.


Fee waivers and/or expense reimbursements are voluntary and Morgan Stanley Investment Management reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.


                                             FEES AND EXPENSES OF THE PORTFOLIOS

Fees and Expenses of the Portfolios

Example

This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds having similar investment objectives.


The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions the table indicates what your costs would be.


                                   1 Year      3 Years       5 Years      10 Years
ASIAN EQUITY PORTFOLIO
Class A                             $134         $418          $723         $1,590
Class B                             $160         $496          $855         $1,867
JAPANESE VALUE EQUITY PORTFOLIO
Class A                             $114         $356          $617         $1,363
Class B                             $139         $434          $750         $1,646

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                                                 FUND MANAGEMENT

Investment Adviser

Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. At December 31, 2000, Morgan Stanley Investment Management, together with its affiliated institutional asset management companies (collectively, the "Morgan Stanley Investment Management Group"), managed assets of approximately $170.2 billion, including assets under fiduciary advice.

Management Fees

For the year ended December 31, 2000, Morgan Stanley Investment Management received from each Portfolio the management fee set forth in the accompanying table.


MANAGEMENT FEE PAID IN FISCAL YEAR ENDED DECEMBER 31, 2000
(net of waivers and as a percentage of average net assets)
-------------------------------------------------------------------------------
                                             Asian                  Japanese
                                             Equity               Value Equity
                                            Portfolio               Portfolio
-------------------------------------------------------------------------------
Class A                                       0.54%                   0.71%
-------------------------------------------------------------------------------
Class B                                       0.54%                   0.71%
-------------------------------------------------------------------------------

Portfolio Managers

SUBJECT TO THE SUPERVISION OF MORGAN STANLEY INVESTMENT MANAGEMENT AND ITS INVESTMENT MANAGEMENT COMMITTEE, THE FOLLOWING INDIVIDUALS, EACH OF WHOM IS EMPLOYED BY A MEMBER OF THE MORGAN STANLEY INVESTMENT MANAGEMENT GROUP, HAVE PRIMARY DAY-TO-DAY PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE PORTFOLIOS:


ASIAN EQUITY PORTFOLIO
ASHUTOSH SINHA Ashutosh Sinha, a Principal, joined Morgan Stanley Investment Management Group in 1995. Mr. Sinha graduated from the Indian Institute of Technology, Kanpur, with a degree in Electrical Engineering and received an M.B.A from the Indian Institute of Management, Calcutta. Mr. Sinha has had primary responsibility for managing the Portfolio's assets since August 1996.


JAPANESE VALUE EQUITY PORTFOLIO
JOHN R. ALKIRE AND KUNIHIKO SUGIO John R. Alkire, a Managing Director, joined Morgan Stanley Investment Management Group in 1981. Mr. Alkire is a graduate of the University of Victoria, Canada. Kunihiko Sugio, a Managing Director, joined Morgan Stanley Investment Management Group in 1993. Mr. Sugio graduated from Wakayama Kokuritsu University. Messrs. Alkire and Sugio have shared primary responsibility for managing the Portfolio's assets since its inception in 1995.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                                         SHAREHOLDER INFORMATION

Shareholder Information

DISTRIBUTION OF PORTFOLIO SHARES


Morgan Stanley & Co. is the exclusive Distributor of Class A shares and Class B shares of each Portfolio. Morgan Stanley & Co. receives no compensation from the Fund for distributing Class A shares of the Portfolios. The Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, each Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ABOUT NET ASSET VALUE

The net asset value ("NAV") per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolios may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.


PRICING OF PORTFOLIO SHARES


You may buy or sell (redeem) Class A and Class B shares of each Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolios as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time").


HOW TO PURCHASE SHARES


You may purchase Class A shares and Class B shares of each Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the NYSE is open.


The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of each Portfolio. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, the Fund will notify you. Your account may be subject to involuntary conversion from Class A shares to Class B shares or involuntary redemption in the case of Class B shares if the value of your account remains below the minimum initial investment amount for 60 consecutive days. Morgan Stanley Investment Management may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.

You may arrange to purchase shares directly from the Fund by calling 1-800-548-7786 or by returning a completed Account Registration Form with payment for your purchase. The price you pay will be the NAV calculated at the Pricing Time following receipt of your purchase order and payment.

To purchase shares through the Distributor or a Financial Intermediary, you should contact the Distributor or your Financial Intermediary for details. Generally, the price of shares purchased through a Financial Intermediary is the NAV calculated at the next Pricing Time after the Fund receives your order from your Financial Intermediary. The Distributor and certain Financial Intermediaries have made arrangements with the Fund so that you may purchase shares at the NAV calculated at the next Pricing Time after the Distributor or your Financial Intermediary receives your purchase order. Your Financial Intermediary may charge an additional service or transaction fee.

HOW TO REDEEM SHARES

You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.


Shares of a Portfolio redeemed within 60 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. The Fund may waive the redemption fee in certain instances, including when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. The redemption fee is calculated based on and deducted from the redemption proceeds.


The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, the Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                                         SHAREHOLDER INFORMATION

Shareholder Information

EXCHANGE FEATURES

You may exchange Portfolio shares for shares of other available portfolios of the Fund. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. Frequent trades in your account(s) can disrupt management of a Portfolio and raise its expenses. Therefore, the Fund may, in its sole discretion, bar a shareholder who trades excessively from making further exchanges or purchases.

DIVIDENDS AND DISTRIBUTIONS
Each Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES
The dividends and distributions you receive from a Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income, long-term capital gains distributions to individuals are taxed at a maximum rate of 20% regardless of how long you have held your shares, and short-term capital gains distributions are taxed at ordinary income rates. A Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.


If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

The Fund currently consists of the following portfolios:

U.S. EQUITY

Equity Growth Portfolio
Focus Equity Portfolio
MicroCap Portfolio+
Small Company Growth Portfolio
Technology Portfolio

U.S. Equity Plus Portfolio+

U.S. Real Estate Portfolio
Value Equity Portfolio

GLOBAL AND INTERNATIONAL EQUITY


Active International
Allocation Portfolio
Asian Real Estate Portfolio
Asian Equity Portfolio
China Growth Portfolio+
Emerging Markets Portfolio
European Value Equity Portfolio
European Real Estate Portfolio
Global Value Equity Portfolio
Gold Portfolio+
International Equity Portfolio*
International Magnum Portfolio
International Small Cap Portfolio
Japanese Value Equity Portfolio
Latin American Portfolio

FIXED INCOME

Emerging Markets Debt Portfolio
Fixed Income Portfolio
Global Fixed Income Portfolio
High Yield Portfolio
Mortgage-Backed Securities Portfolio+
Municipal Bond Portfolio+

MONEY MARKET

Money Market Portfolio
Municipal Money Market Portfolio

* Portfolio is currently closed to new investors

+ Portfolio is not operational

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                                            FINANCIAL HIGHLIGHTS

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended December 31, 2000 has been audited by Ernst & Young LLP. Fiscal periods prior to January 1, 2000 have been audited by PricewaterhouseCoopers LLP. Ernst & Young LLP's report, along with the Portfolios' financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's December 31, 2000 Annual Report to Shareholders. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Fund at the toll free number noted on the back cover to this Prospectus.

Asian Equity Portfolio

                                                                                       Year Ended December 31,
                                                              ---------------------------------------------------------------------
CLASS A                                                          2000          1999           1998            1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period                           $14.39         $8.01          $9.43          $18.73        $19.48
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
Net Investment Income(1)                                         0.03          0.06           0.12            0.14          0.17
Net Realized and Unrealized Gain (Loss) on Investments          (5.87)         6.42          (1.24)          (8.93)         0.50
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (5.84)         6.48          (1.12)          (8.79)         0.67
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income                                           (0.02)        (0.10)         (0.30)          (0.00)+        (0.15)
In Excess of Net Investment Income                                  -             -              -               -         (0.00)+
Net Realized Gain                                                   -             -              -               -         (1.27)
In Excess of Net Realized Gain                                      -             -              -           (0.51)            -
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (0.02)        (0.10)         (0.30)          (0.51)        (1.42)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $8.53        $14.39          $8.01           $9.43        $18.73
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  (40.65)%       81.00%       (11.38)%        (48.29)%        3.49%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                        $56,330      $103,513        $51,334         $85,503      $363,498
Ratio of Expenses to Average Net Assets(1)                      1.06%         1.07%          1.19%           1.12%         1.00%
Ratio of Expenses to Average Net Assets
  Excluding Foreign Tax and Interest Expense                    1.00%         1.00%          1.00%           1.00%           n/a
Ratio of Net Investment Income to Average Net Assets(1)         0.21%         0.58%          1.36%           0.47%         0.74%
Portfolio Turnover Rate                                          101%          197%           151%            107%           69%
-----------------------------------------------------------------------------------------------------------------------------------
(1)Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income                    $0.04         $0.06          $0.05           $0.05         $0.05
  Ratios before expense limitation:
  Expenses to Average Net Assets                                1.32%         1.61%          1.79%           1.31%         1.25%
  Net Investment Income (Loss) to Average Net Assets          (0.05)%         0.04%          0.76%           0.29%         0.54%
-----------------------------------------------------------------------------------------------------------------------------------

 + Amount is less than $0.01 per share.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                                            FINANCIAL HIGHLIGHTS

Asian Equity Portfolio

                                                                                                                   Period from
                                                                            Year Ended December 31,               Jan 2, 1996*
                                                               ------------------------------------------------     to Dec 31,
CLASS B                                                          2000          1999         1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period                           $14.28         $7.97        $9.40         $18.74         $19.55
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
Net Investment Income (Loss)(2)                                 (0.06)         0.05         0.07           0.03           0.11
Net Realized and Unrealized Gain (Loss) on Investments          (5.76)         6.34        (1.20)         (8.86)          0.46
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (5.82)         6.39        (1.13)         (8.83)          0.57
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income                                           (0.02)        (0.08)       (0.30)         (0.00)+        (0.11)
Net Realized Gain                                                   -             -            -              -          (1.27)
In Excess of Net Realized Gain                                      -             -            -          (0.51)             -
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (0.02)        (0.08)       (0.30)         (0.51)        (1.38)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $8.44        $14.28        $7.97           $9.40       $18.74
------------------------------------------------------------------------------------------------------------------------------
Total Return                                                 (40.74)%        79.95%     (11.53)%       (48.48)%          2.92%
------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                          $1,183        $2,828       $1,487         $1,468        $11,002
Ratio of Expenses to Average Net Assets(2)                      1.31%         1.32%        1.47%          1.37%        1.25%**
Ratio of Expenses to Average Net Assets
  Excluding Foreign Tax and Interest Expense                    1.25%         1.25%        1.25%          1.25%           n/a
Ratio of Net Investment Income to Average Net Assets(2)         0.02%         0.33%        1.06%          0.18%        0.58%**
Portfolio Turnover Rate                                          101%          197%         151%           107%            69%
-------------------------------------------------------------------------------------------------------------------------------
(2)Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income                    $0.04         $0.08        $0.04          $0.04         $0.04
  Ratios before expense limitation:
  Expenses to Average Net Assets                                 1.57%        1.87%        2.07%          1.56%        1.52%**
  Net Investment Income (Loss) to Average Net Assets          (0.23)%       (0.22)%        0.46%        (0.01)%        0.37%**
-------------------------------------------------------------------------------------------------------------------------------


    *The Portfolio began offering Class B Shares on January 2, 1996.
   **Annualized
    +Amount is less than $0.01 per share.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                                            FINANCIAL HIGHLIGHTS

Japanese Value Equity Portfolio


                                                                                       Year Ended December 31,
                                                               --------------------------------------------------------------------
CLASS A                                                           2000         1999+          1998            1997          1996+
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period                            $10.12        $6.18          $5.89           $7.96         $9.27
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
Net Investment Income (Loss)(1)                                  (0.02)       (0.02)          0.04            0.17             -
Net Realized and Unrealized Gain (Loss) on Investments           (2.37)        3.96           0.48           (0.94)        (0.13)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (2.39)        3.94           0.52           (0.77)        (0.13)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income                                            (0.03)           -          (0.23)          (1.30)        (0.66)
In Excess of Net Investment Income                               (0.08)           -              -               -         (0.52)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.11)           -          (0.23)          (1.30)        (1.18)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $7.62       $10.12          $6.18           $5.89         $7.96
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  (23.69)%       63.75%          8.82%         (9.23)%        (1.40)%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                          $56,306      $73,666        $57,755         $77,086       $152,229
Ratio of Expenses to Average Net Assets(1)                       1.03%        1.01%          1.11%           1.06%          1.00%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                     1.00%        1.00%          1.00%           1.00%            n/a
Ratio of Net Investment Income (Loss) to Average Net Assets(1) (0.29)%      (0.28)%          0.03%         (0.21)%        (0.04)%
Portfolio Turnover Rate                                            14%          26%            66%             40%            38%
-----------------------------------------------------------------------------------------------------------------------------------
(1)Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income (loss)              $0.01        $0.01          $0.01           $0.01         $0.01
  Ratios before expense limitation:
  Expenses to Average Net Assets                                 1.12%        1.14%          1.30%           1.14%          1.07%
  Net Investment Loss to Average Net Assets                    (0.38)%      (0.41)%        (0.14)%         (0.28)%        (0.11)%
-----------------------------------------------------------------------------------------------------------------------------------


+ Per share amounts for the years ended December 31, 1999 and 1996 are based on average shares outstanding.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                                            FINANCIAL HIGHLIGHTS

Japanese Value Equity Portfolio


                                                                                                                 Period from
                                                                         Year Ended December 31,                 Jan 2, 1996*
                                                               -----------------------------------------------     to Dec 31,
CLASS B                                                          2000       1999+          1998           1997           1996+
-----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period                           $10.02      $6.13          $5.87          $7.94          $9.25
-----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
Net Investment Income (Loss)(2)                                 0.02        0.08          (0.09)          0.09          (0.02)
Net Realized and Unrealized Gain (Loss) on Investments          (2.41)      3.81           0.58          (0.89)         (0.14)
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (2.39)      3.89           0.49          (0.80)         (0.16)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income                                           (0.09)         -          (0.23)         (1.27)         (0.64)
In Excess of Net Investment Income                                  -          -              -              -          (0.51)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (0.09)         -          (0.23)         (1.27)         (1.15)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $7.54     $10.02          $6.13          $5.87          $7.94
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                                  (23.93)%    63.46%          8.33%        (9.64)%        (1.67)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                          $3,851     $3,538         $1,083         $1,703         $3,431
Ratio of Expenses to Average Net Assets(2)                      1.28%      1.26%          1.36%          1.31%        1.25%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                    1.25%      1.25%          1.25%          1.25%           n/a
Ratio of Net Investment Income (Loss) to
  Average Net Assets(2)                                       (0.54)%    (0.57)%        (0.25)%        (0.53)%      (0.26)%**
Portfolio Turnover Rate                                           14%        26%            66%            40%            38%
-----------------------------------------------------------------------------------------------------------------------------
(2)Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income                  $0.00++      $0.01          $0.02          $0.01          $0.01
  Ratios before expense limitation:
  Expenses to Average Net Assets                                1.37%      1.39%          1.55%          1.38%        1.31%**
  Net Investment Loss to Average Net Assets                   (0.62)%    (0.67)%        (0.42)%        (0.60)%      (0.32)%**
-----------------------------------------------------------------------------------------------------------------------------


    *The Portfolio began offering Class B Shares on January 2, 1996.
   **Annualized
    +Per share amounts for the years ended December 31, 1999 and 1996 are based on average shares outstanding.
   ++Amount is less than $0.01 per share.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                                               REGISTRATION FORM
Account Registration Form

ASIAN EQUITY PORTFOLIO
JAPANESE VALUE EQUITY PORTFOLIO


ACCOUNT INFORMATION
If you need assistance in filling out this form for Morgan Stanley Institutional Fund, Inc., please contact your Morgan Stanley representative or call us toll free 1-800-548-7786. Please print all items except signature, and mail to the Fund at the address on the back cover. Fill in where appropriate below.

REGISTRATION
/ / INDIVIDUAL

First Name
-------------------------------------------------------------------------------
Middle Initial
-------------------------------------------------------------------------------
Last Name
-------------------------------------------------------------------------------

/ / JOINT TENANTS
(RIGHTS OF SURVIVORSHIP PRESUMED UNLESS TENANCY IN COMMON IS INDICATED)

First Name
-------------------------------------------------------------------------------
Middle Initial
-------------------------------------------------------------------------------
Last Name
-------------------------------------------------------------------------------

/ / CORPORATIONS, TRUSTS AND OTHERS
Please call the Fund for additional documents that may be required to set up an account and to authorize transactions.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Type of Registration:
/ / Incorporated
/ / Unincorporated Association
/ / Partnership
/ / Uniform Gift/Transfer to Minor
(ONLY ONE CUSTODIAN AND MINOR PERMITTED)
/ / Trust
/ / Other (specify)

MAILING ADDRESS
Please fill in completely, including telephone number(s).

/ / UNITED STATES CITIZEN
/ / RESIDENT ALIEN

Street or P.O. Box
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
City
-------------------------------------------------------------------------------
State
-------------------------------------------------------------------------------
Zip Code
-------------------------------------------------------------------------------

Home Tel. No.
-------------------------------------------------------------------------------
Business Tel. No.
-------------------------------------------------------------------------------

/ / NON-RESIDENT ALIEN
Permanent Address (WHERE YOU RESIDE PERMANENTLY FOR TAX PURPOSES)
Street or P.O. Box
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
City
-------------------------------------------------------------------------------
Country
-------------------------------------------------------------------------------
Postal Code
-------------------------------------------------------------------------------

Home Tel. No.
-------------------------------------------------------------------------------
Business Tel. No.
-------------------------------------------------------------------------------

Current Mailing Address (If different from Permanent Address)
Street or P.O. Box
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
City
-------------------------------------------------------------------------------
Country
-------------------------------------------------------------------------------
Postal Code
-------------------------------------------------------------------------------

Home Tel. No.
-------------------------------------------------------------------------------
Business Tel. No.
-------------------------------------------------------------------------------

TAXPAYER IDENTIFICATION NUMBER
Enter your Taxpayer Identification Number. For most individual taxpayers, this is your Social Security Number.
/ / INDIVIDUAL

Taxpayer Identification Number ("TIN")
-------------------------------------------------------------------------------

or

Social Security Number ("SSN")
-------------------------------------------------------------------------------

/ / JOINT TENANTS
(RIGHTS OF SURVIVORSHIP PRESUMED UNLESS TENANCY IN COMMON IS INDICATED)

Taxpayer Identification Number ("TIN")
-------------------------------------------------------------------------------

or

Social Security Number ("SSN")
-------------------------------------------------------------------------------


Taxpayer Identification Number ("TIN")
-------------------------------------------------------------------------------

or

Social Security Number ("SSN")
-------------------------------------------------------------------------------

For Custodian account of a minor (Uniform Gifts/Transfers to Minor Acts), give the SSN of the minor.

IMPORTANT TAX INFORMATION

You (as a payee) are required by law to provide us (as payor) with your correct TIN(s) or SSN(s). Accounts that have a missing or incorrect TIN(s) or SSN(s) will be subject to backup withholding at a 31% rate on dividends, distributions and other payments. If you have not provided us with your correct TIN(s) or SSN(s), you may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS"). Backup withholding is not an additional tax; the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained. You may be notified that you are subject to backup withholding under
Section 3406(a)(1)(C) of the Internal Revenue Code because you have underreported interest or dividends or you were required to, but failed to, file a return which would have included a reportable interest or dividend payment.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                                               REGISTRATION FORM
PORTFOLIO AND CLASS SECTION
Class A shares minimum $500,000 for each Portfolio and Class B shares minimum $100,000 for each Portfolio.

Please indicate Portfolio, class and amount for purchase of the following Portfolio(s):

ASIAN EQUITY PORTFOLIO
/ / Class A Shares (057) $
-------------------------------------------------------------------------------

/ / Class B Shares (035) $
-------------------------------------------------------------------------------

JAPANESE VALUE EQUITY PORTFOLIO

/ / Class A Shares (080) $
-------------------------------------------------------------------------------
/ / Class B Shares (068) $
-------------------------------------------------------------------------------

Total Initial Investment $
-------------------------------------------------------------------------------

METHOD OF INVESTMENT
Please indicate Portfolio and manner of payment.

/ / Check
(MAKE CHECK PAYABLE TO MORGAN STANLEY INSTITUTIONAL FUND, INC. - PORTFOLIO NAME)

/ / Exchange $
-------------------------------------------------------------------------------

From

Name of Portfolio
-------------------------------------------------------------------------------
Account Number
-------------------------------------------------------------------------------
Account previously established by:
/ /  Phone exchange
/ /  Wire on
-------------------------------------------------------------------------------
Date
-------------------------------------------------------------------------------
Account Number
-------------------------------------------------------------------------------

(PREVIOUSLY ASSIGNED BY THE FUND)

DISTRIBUTION OPTION

Income dividends and capital gains distributions (if any) to be reinvested in additional shares unless either box below is checked.

/ / Income dividends to be paid in cash, capital gains distributions (if any) in shares.

/ / Income dividends and capital gains distributions (if any) to be paid in cash.


TELEPHONE REDEMPTION


Please select at time of initial application if you wish to redeem or exchange shares by telephone. A SIGNATURE GUARANTEE IS REQUIRED IF YOUR BANK ACCOUNT IS NOT REGISTERED IDENTICALLY TO YOUR FUND ACCOUNT. TELEPHONE REQUESTS FOR REDEMPTIONS OR EXCHANGES WILL NOT BE HONORED UNLESS THE BOX IS CHECKED.


/ / I/we hereby authorize the Fund and its agents to honor any telephone requests to wire redemption proceeds to the commercial bank indicated at right and/or mail redemption proceeds to the name and address in which my/our Fund Account is registered if such requests are believed to be authentic.

The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Name of Commercial Bank (Not Savings Bank)
-------------------------------------------------------------------------------
Bank Account Number
-------------------------------------------------------------------------------
Bank ABA Number
-------------------------------------------------------------------------------
Name(s) in which your bank account is established
-------------------------------------------------------------------------------
Bank's Street Address
-------------------------------------------------------------------------------
City
-------------------------------------------------------------------------------
State
-------------------------------------------------------------------------------
Zip code
-------------------------------------------------------------------------------

INTERESTED PARTY OPTION
/ / In addition to the account statement sent to my/our registered address, I/we hereby authorize the Fund to mail duplicate statements to the name and address provided below.

Name
-------------------------------------------------------------------------------
Street or P.O. Box
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
City
-------------------------------------------------------------------------------
State
-------------------------------------------------------------------------------
Zip Code
-------------------------------------------------------------------------------

DEALER INFORMATION
Representative Name
-------------------------------------------------------------------------------
Representative Number
-------------------------------------------------------------------------------
Branch Number
-------------------------------------------------------------------------------

SIGNATURE OF ALL HOLDERS
AND TAXPAYER CERTIFICATION
The undersigned certify that I/we have full authority and legal capacity to purchase and redeem shares of the Fund and affirm that I/we have received a current Prospectus of Morgan Stanley Institutional Fund, Inc. and agree to be bound by its terms. By signing this application, I/we hereby certify under penalties of perjury that the information on this application is complete and correct and that as required by federal law (please check applicable boxes below):


U.S. CITIZEN(S)/TAXPAYERS(S):
/ / I/We certify that (1) the number(s) shown above on this form is/are the correct SSN(s) or TIN(s) and (2) I am/we are not subject to any backup withholding either because (a) I am/we are exempt from backup withholding;
(b) I/we have not been notified by the IRS that I am/we are subject to backup withholding as a result of a failure to report all interest or dividends; or
(c) the IRS has notified me/us that I am/we are no longer subject to backup withholding.
/ / If no TIN(s) or SSN(s) has/have been provided above, I/we have applied, or intend to apply, to the IRS or the Social Security Administration for a TIN or a SSN and I/we understand that if I/we do not provide either number to J.P. Morgan Investor Services Co. ("J.P. Morgan") within 60 days of the date of this application or if I/we fail to furnish my/our correct SSN(s) or TIN(s), I/we may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9). You may request such form by calling J.P. Morgan at 800-548-7786.


NON-U.S. CITIZEN(S)/TAXPAYERS(S):
/ / Under penalties of perjury, I/we certify that I am/we are not U.S. citizens or residents and I am/we are exempt foreign persons as defined by the IRS. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGN HERE
(IF JOINT ACCOUNT, BOTH MUST SIGN)

Signature
-------------------------------------------------------------------------------
Date
-------------------------------------------------------------------------------

Signature
-------------------------------------------------------------------------------
Date
-------------------------------------------------------------------------------

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.

                                                          ADDITIONAL INFORMATION

Where to Find Additional Information


STATEMENT OF ADDITIONAL INFORMATION
In addition to this Prospectus, the Fund has an SAI, dated May 1, 2001, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.


SHAREHOLDER REPORTS
The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about each Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during that period.

For additional Fund information, including information regarding investments comprising the Fund's Portfolios, please call 1-800-548-7786. You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.


Morgan Stanley Institutional Fund, Inc.
P.O. Box 2798
Boston, Massachusetts 02208-2798

                                                                      PROSPECTUS

MORGAN STANLEY INSTITUTIONAL FUND, INC.


May 1, 2001


GLOBAL VALUE EQUITY PORTFOLIO


The Global Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.
--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies.
--------------------------------------------------------------------------------

EUROPEAN VALUE EQUITY PORTFOLIO


The European Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of European issuers.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
MORGAN STANLEY INVESTMENT MANAGEMENT INC.

DISTRIBUTOR
MORGAN STANLEY & CO. INCORPORATED

Morgan Stanley Institutional Fund, Inc. (the "Fund") is a no-load mutual fund that is designed to meet the investment needs of discerning investors who place a premium on quality and personal service. The Fund makes available to institutional investors a series of portfolios which benefit from the investment expertise and commitment to excellence associated with Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management") and its affiliates. This Prospectus offers Class A and Class B shares of the portfolios listed above (each a "Portfolio" and collectively the "Portfolios"), except that the International Small Cap Portfolio offers only Class A shares.

The Securities and Exchange Commission (the "Commission") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

INVESTMENT SUMMARY                                                    1

Global Value Equity Portfolio                                         1

International Equity Portfolio                                        2

International Small Cap Portfolio                                     3

European Value Equity Portfolio                                       4

Additional Risk Factors and Information                               5

FEES AND EXPENSES
OF THE PORTFOLIOS                                                     7

FUND MANAGEMENT                                                       9

SHAREHOLDER INFORMATION                                              11

FINANCIAL HIGHLIGHTS                                                 13

Global Value Equity Portfolio                                        13

International Equity Portfolio                                       15

International Small Cap Portfolio                                    17

European Value Equity Portfolio                                      18

ACCOUNT REGISTRATION FORM

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY


GLOBAL VALUE EQUITY PORTFOLIO


OBJECTIVE

The Global Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

APPROACH

Morgan Stanley Investment Management seeks to maintain a diversified portfolio of global equity securities based on individual stock selection and emphasizes a bottom-up approach to investing that seeks to identify securities of undervalued issuers.

PROCESS

Morgan Stanley Investment Management selects securities for investment from a universe of issuers in developed markets. Morgan Stanley Investment Management expects to invest at least 20% of the Portfolio's total assets in the common stocks of U.S. issuers. The investment process is value driven and based on individual stock selection. In assessing investment opportunities, Morgan Stanley Investment Management considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. Morgan Stanley Investment Management conducts a thorough investigation of an issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product competitiveness, market positioning and industry structure. Meetings with senior company management are integral to the investment process. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding has reached its fair value target.


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities.


RISKS


Investing in the Global Value Equity Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers throughout the world. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, foreign and domestic equity securities, may underperform relative to other sectors or the overall market.


Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

[COLUMN CHART]

PERFORMANCE (CLASS A SHARES)
COMMENCED OPERATIONS ON JULY 15, 1992


1993              44.24%
1994               6.95%
1995              18.66%
1996              22.83%
1997              23.75%
1998              14.60%
1999               4.01%
2000              11.75%

HIGH (QUARTER)    Q4 '95     17.94%
-----------------------------------
LOW (QUARTER)     Q3 '98    -12.74%


AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2000)
--------------------------------------------------------------------------------


                                                          Past One         Past Five           Since
                                                             Year            Years            Inception
-------------------------------------------------------------------------------------------------------
CLASS A (commenced operations on July 15, 1992)             11.75%           15.15%            16.38%
-------------------------------------------------------------------------------------------------------
MSCI World Index*                                          -13.18%           12.12%            12.54%
-------------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)           11.52%              n/a            14.74%
-------------------------------------------------------------------------------------------------------
MSCI World Index*                                          -13.18%              n/a            12.03%
-------------------------------------------------------------------------------------------------------


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


* The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY

INTERNATIONAL EQUITY PORTFOLIO

OBJECTIVE

The International Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

APPROACH

Morgan Stanley Investment Management seeks to maintain a diversified portfolio of equity securities of non-U.S. issuers based on individual stock selection. Morgan Stanley Investment Management emphasizes a bottom-up approach to investing that seeks to identify securities of undervalued issuers.

PROCESS

Morgan Stanley Investment Management selects issuers from a universe comprised of approximately 2,600 companies in non-U.S. markets. The investment process is value driven and based on individual stock selection. In assessing investment opportunities, Morgan Stanley Investment Management considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. Morgan Stanley Investment Management conducts a thorough investigation of the issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product competitiveness, market positioning and industry structure. Meetings with senior company management are integral to the investment process. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding has reached its fair value target.


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities.


RISKS


Investing in the International Equity Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of non-U.S. issuers in the hope of earning superior returns and diversifying your investment portfolio. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, equity securities of foreign issuers, may underperform relative to other sectors or the overall market.


Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

[COLUMN CHART]

PERFORMANCE (CLASS A SHARES)
COMMENCED OPERATIONS ON AUGUST 4, 1989


1991                8.92%
1992               -2.92%
1993               46.50%
1994               12.39%
1995               11.77%
1996               19.64%
1997               13.91%
1998               18.30%
1999               16.91%
2000                9.29%

HIGH (QUARTER)     Q1 '98     16.49%
------------------------------------
LOW (QUARTER)      Q3 '90    -18.85%


AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2000)
--------------------------------------------------------------------------------


                                             Past One          Past Five        Past Ten            Since
                                               Year              Years            Years           Inception
------------------------------------------------------------------------------------------------------------
Class A (commenced operations on
August 4, 1989)                                 9.29%            15.57%           14.89%            12.86%
------------------------------------------------------------------------------------------------------------
MSCI EAFE Index*                              -14.17%             7.13%            8.24%             5.26%
------------------------------------------------------------------------------------------------------------
Class B (commenced operations on
January 2, 1996)                                8.94%               n/a              n/a            15.12%
------------------------------------------------------------------------------------------------------------
MSCI EAFE Index*                              -14.17%               n/a              n/a             7.13%
------------------------------------------------------------------------------------------------------------


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


* The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY

INTERNATIONAL SMALL CAP PORTFOLIO

OBJECTIVE


The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies.

APPROACH

Morgan Stanley Investment Management seeks to maintain a diversified portfolio of equity securities of small non-U.S. issuers based on individual stock selection. Morgan Stanley Investment Management emphasizes a bottom-up approach to investing that seeks to identify securities of undervalued issuers.

PROCESS

Morgan Stanley Investment Management selects issuers from a universe comprised of small cap companies in non-U.S. markets, most with market capitalizations of generally less than $2 billion. The investment process is value driven and based on individual stock selection. In assessing investment opportunities, Morgan Stanley Investment Management considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. Morgan Stanley Investment Management conducts a thorough investigation of the issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product competitiveness, market positioning and industry structure. Meetings with senior company management are integral to the investment process. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding has reached its fair value target.


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities of small companies.


RISKS


Investing in the International Small Cap Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of small non-U.S. issuers in the hope of earning superior returns and diversifying your investment portfolio. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, equity securities of smaller foreign issuers, may underperform relative to other sectors or the overall market.

The risk of investing in equity securities is intensified in the case of the small cap companies in which the Portfolio invests. Market prices for such companies' equity securities tend to be more volatile than those of larger, more established companies. Small cap companies may themselves be more vulnerable to economic or company specific problems.

Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

[COLUMN CHART]

PERFORMANCE (CLASS A SHARES)
COMMENCED OPERATIONS ON DECEMBER 15, 1992


1993               45.34%
1994                5.25%
1995                2.60%
1996               16.82%
1997               -0.55%
1998                4.25%
1999               39.34%
2000               -2.92%

HIGH (QUARTER)     Q1 '93     17.46%
-------------------------------------
LOW (QUARTER)      Q3 '98    -18.68%


AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2000)
--------------------------------------------------------------------------------


                                              Past One         Past Five           Since
                                                Year             Years           Inception
------------------------------------------------------------------------------------------
Class A (commenced operations on
December 15, 1992)                              -2.92%           10.38%            12.57%
------------------------------------------------------------------------------------------
MSCI EAFE Small Cap Index*                      -9.23%           -3.26%             2.65%
------------------------------------------------------------------------------------------


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


*The Morgan Stanley Capital International (MSCI) EAFE Small Cap Index is an unmanaged, market value-weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY


EUROPEAN VALUE EQUITY PORTFOLIO


OBJECTIVE


The European Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of European issuers.

APPROACH

Morgan Stanley Investment Management seeks to maintain a diversified portfolio of equity securities of European issuers based on individual stock selection. Morgan Stanley Investment Management considers a company to be European if its securities are traded on a recognized stock exchange in Europe, if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in a European country or if it is organized or has a principal office in a European country. Morgan Stanley Investment Management emphasizes a bottom-up approach to investing that seeks to identify securities of undervalued European issuers.

PROCESS

Morgan Stanley Investment Management selects issuers from a universe of approximately 2,000 European companies. The investment process is value driven and based on individual stock selection. In assessing investment opportunities, Morgan Stanley Investment Management considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. Morgan Stanley Investment Management conducts a thorough investigation of the issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product competitiveness, market positioning and industry structure. Meetings with senior company management are integral to the investment process. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding has reached its fair value target.


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities of issuers in European countries.


RISKS


Investing in the European Value Equity Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of European issuers in the hope of earning superior returns and diversifying your investment portfolio. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, equity securities of European issuers, may underperform relative to other sectors or the overall market.


Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

[COLUMN CHART]

PERFORMANCE (CLASS A SHARES)
COMMENCED OPERATIONS ON APRIL 2, 1993


1994            10.88%
1995            11.85%
1996            22.29%
1997            17.88%
1998             8.09%
1999             9.60%
2000             7.38%

HIGH (QUARTER)     Q1 '98      18.37%
-------------------------------------
LOW (QUARTER)      Q3 '98     -21.00%


AVERAGE ANNUAL TOTAL RETURN (for the year ended December 31, 2000)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                                      Past One         Past Five           Since
                                                        Year             Years           Inception
--------------------------------------------------------------------------------------------------
Class A (commenced operations on
April 2, 1993)                                           7.38%            12.91%           14.91%
--------------------------------------------------------------------------------------------------
MSCI Europe Index                                       -8.39%            15.39%           15.53%
--------------------------------------------------------------------------------------------------
Class B (commenced operations on
January 2, 1996)                                         7.08%               n/a           12.41%
--------------------------------------------------------------------------------------------------
MSCI Europe Index*                                      -8.39%               n/a           15.26%
--------------------------------------------------------------------------------------------------


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


*The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY

ADDITIONAL RISK FACTORS AND INFORMATION

THIS SECTION DISCUSSES ADDITIONAL RISK FACTORS AND INFORMATION RELATING TO THE PORTFOLIOS. THE PORTFOLIOS' INVESTMENT PRACTICES AND LIMITATIONS ARE DESCRIBED IN MORE DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), WHICH LEGALLY IS A PART OF THIS PROSPECTUS. FOR DETAILS ON HOW TO OBTAIN A COPY OF THE SAI AND OTHER REPORTS AND INFORMATION, SEE THE BACK COVER OF THIS PROSPECTUS.

PRICE VOLATILITY

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

EMERGING MARKET RISKS

The Portfolios may invest in emerging market countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

DERIVATIVES

The Portfolios may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

The primary risks of derivatives are: (i) changes in the market value of securities held by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and
(iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, a Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, a Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If a Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY


ADDITIONAL RISK FACTORS AND INFORMATION


A Portfolio will limit its use of derivatives for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivatives. While the use of derivatives may be advantageous to a Portfolio, if Morgan Stanley Investment Management is not successful in employing them, the Portfolio's performance may be worse than if it did not make such investments. See the SAI for more about the risks of different types of derivatives.

INVESTMENT DISCRETION

In pursuing the Portfolios' investment objectives, Morgan Stanley Investment Management has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading stategies it uses. For example, Morgan Stanley Investment Management may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

BANK INVESTORS

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS

When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If Morgan Stanley Investment Management incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

PORTFOLIO TURNOVER

Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FEES AND EXPENSES OF THE PORTFOLIOS

FEES AND EXPENSES OF THE PORTFOLIOS

The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Annual Fund Operating Expenses in the table do not reflect voluntary fee waivers, which are described in the footnotes, and/or expense reimbursements from Morgan Stanley Investment Management.


2000 ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    European
                                                               Global         International     International         Value
                                                            Value Equity         Equity           Small Cap          Equity
                                                              Portfolio         Portfolio         Portfolio         Portfolio
-----------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
   (fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a % of the
   amount redeemed)+                                              2.00%            2.00%             2.00%            2.00%
-----------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES
   (expenses that are deducted from Fund assets)*
-----------------------------------------------------------------------------------------------------------------------------
Class A                                                           0.80%            0.80%             0.95%            0.80%
-----------------------------------------------------------------------------------------------------------------------------
Class B                                                           0.80%            0.80%               n/a            0.80%
-----------------------------------------------------------------------------------------------------------------------------
12b-1 FEE
-----------------------------------------------------------------------------------------------------------------------------
Class A                                                            None             None              None             None
-----------------------------------------------------------------------------------------------------------------------------
Class B                                                           0.25%            0.25%               n/a            0.25%
-----------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Class A                                                           0.37%            0.20%             0.27%            0.34%
-----------------------------------------------------------------------------------------------------------------------------
Class B                                                           0.37%            0.20%               n/a            0.34%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Class A                                                           1.17%            1.00%             1.22%            1.14%
-----------------------------------------------------------------------------------------------------------------------------
Class B                                                           1.42%            1.25%               n/a            1.39%
-----------------------------------------------------------------------------------------------------------------------------


+ Payable to the Portfolio on shares redeemed within 60 days of purchase. The redemption fee may be waived by the Fund in certain circumstances. See "Shareholder Information" for more information on redemption fees.


* The Management Fees for the Portfolios shown in the table above are the highest that could be charged. This table does not show the effects of Morgan Stanley Investment Management's voluntary fee waivers and/or expense reimbursements. Morgan Stanley Investment Management has voluntarily agreed to reduce its management fee and/or reimburse the Portfolios so that total annual operating expenses, excluding certain investment related expenses described below, will not exceed 1.00% for Class A shares and 1.25% for Class B shares of the Global Value Equity, International Equity and European Value Equity Portfolios and 1.15% for Class A shares of the International Small Cap Portfolio.


In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing are excluded from annual operating expenses. If these expenses were incurred, the Portfolios' total operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the expense ratios shown above.

For the year ended December 31, 2000, after giving effect to Morgan Stanley Investment Management's voluntary management fee waiver and/or expense reimbursement, the total operating expenses incurred by investors, including certain investment related expenses, were 1.01% for Class A shares and 1.26% for Class B shares of the Global Value Equity Portfolio, 1.16% for Class A shares of the International Small Cap Portfolio, and 1.02% for Class A shares and 1.27% for Class B shares of the European Value Equity Portfolio. Excluding investment related expenses, the operating expenses after fee waivers and/or expense reimbursements were 1.15% for Class A shares of the International Small Cap Portfolio and 1.00% for Class A shares and 1.25% for Class B shares of the Global Value Equity and European Value Equity Portfolios. Total operating expenses for the International Equity Portfolio did not exceed the amounts shown in the first paragraph and accordingly, total operating expenses incurred by investors in the Portfolio were as shown in the table above.


Fee waivers and/or expense reimbursements are voluntary and Morgan Stanley Investment Management reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FEES AND EXPENSES OF THE PORTFOLIOS


FEES AND EXPENSES OF THE PORTFOLIO


EXAMPLE

This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds having similar investment objectives.

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions the table indicates what your costs would be.


-----------------------------------------------------------------------------------------------------------
                                                 1 Year          3 Years           5 Years         10 Years
GLOBAL VALUE EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------
Class A                                            $119             $372              $644           $1,420
-----------------------------------------------------------------------------------------------------------
Class B                                            $145             $449              $776           $1,702
-----------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------
Class A                                            $102             $318              $552           $1,225
-----------------------------------------------------------------------------------------------------------
Class B                                            $127             $397              $686           $1,511
-----------------------------------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO
-----------------------------------------------------------------------------------------------------------
Class A                                            $124             $387              $670           $1,477
-----------------------------------------------------------------------------------------------------------
EUROPEAN VALUE EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------
Class A                                            $116             $362              $628           $1,386
-----------------------------------------------------------------------------------------------------------
Class B                                            $142             $440              $761           $1,669
-----------------------------------------------------------------------------------------------------------

                                          MORGAN STANLEY INSTITUTIONAL FUND, INC
                                          FUND MANAGEMENT


INVESTMENT ADVISER


Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses-securities, asset management and credit services. At December 31, 2000, Morgan Stanley Investment Management, together with its affiliated institutional asset management companies (collectively, the "Morgan Stanley Investment Management Group"), managed assets of approximately $170.2 billion, including assets under fiduciary advice.

MANAGEMENT FEES

For the year ended December 31, 2000, Morgan Stanley Investment Management received from each Portfolio the management fee set forth in the accompanying table.


MANAGEMENT FEE PAID IN FISCAL YEAR ENDED DECEMBER 31, 2000
(net of waivers and as a percentage of average net assets)


---------------------------------------------------------------------------------------------------------
                                                                                                European
                               Global             International        International              Value
                            Value Equity              Equity              Small Cap              Equity
                              Portfolio             Portfolio            Portfolio              Portfolio
---------------------------------------------------------------------------------------------------------
Class A                         0.64%                 0.80%                 0.89%                 0.68%
---------------------------------------------------------------------------------------------------------
Class B                         0.64%                 0.80%                  n/a                  0.68%
---------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGERS

SUBJECT TO THE SUPERVISION OF MORGAN STANLEY INVESTMENT MANAGEMENT AND ITS INVESTMENT MANAGEMENT COMMITTEE, EACH PORTFOLIO IS MANAGED BY AN INVESTMENT TEAM COMPRISED OF THE FOLLOWING INDIVIDUALS, EACH OF WHOM IS EMPLOYED BY A MEMBER OF THE MORGAN STANLEY INVESTMENT MANAGEMENT GROUP:


GLOBAL VALUE EQUITY PORTFOLIO


FRANCES CAMPION AND PAUL BOYNE Frances Campion, a Managing Director, joined Morgan Stanley Investment Management Group in 1990. She is a graduate of University College, Dublin. Paul Boyne, a Principal, joined Morgan Stanley Investment Management Group in 1993. He is a graduate of University College, Dublin.

INTERNATIONAL EQUITY PORTFOLIO

DOMINIC CALDECOTT, PETER WRIGHT, WILLIAM LOCK AND WALTER RIDDELL Dominic Caldecott, a Managing Director, joined Morgan Stanley Investment Management Group in 1986 and is currently the Chief Investment Officer of Morgan Stanley Investment Management Limited. He is a graduate of New College, Oxford, England. Peter Wright, a Managing Director, joined Morgan Stanley Investment Management Group in 1996. He is a graduate of Victoria University of Wellington, New Zealand. William Lock, a Principal, joined Morgan Stanley Investment Management Group in 1994. He graduated from Keble College, Oxford. Walter Riddell, a Research Analyst, joined Morgan Stanley Investment Management Group in 1995. He graduated from Oxford in 1995 with a History degree.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FUND MANAGEMENT

PORTFOLIO MANAGERS

INTERNATIONAL SMALL CAP PORTFOLIO

MARGARET NAYLOR, WILLEM VINKE, NATHALIE DEGANS AND ARTHUR POLLOCK Margaret Naylor, a Managing Director, joined Morgan Stanley Investment Management Group in 1987. She is a graduate of the University of York. Willem Vinke, a Principal, joined Morgan Stanley Investment Management Group in 1995. He is a graduate of the University of Manchester and the London School of Economics. Nathalie Degans, a Vice President, joined Morgan Stanley Investment Management Group in 1996. She is a graduate of ISG, France and INSEAD, France. Arthur Pollock, a Vice President, joined Morgan Stanley Investment Management Group in 1999, prior to that, he was a partner at DPM Partners from 1998 to 1999 working on Japanese equity research. From 1996 to 1998 he was a portfolio manager at Metlife.


EUROPEAN VALUE EQUITY PORTFOLIO


MARGARET NAYLOR, WILLEM VINKE AND NATHALIE DEGANS Information about Margaret Naylor, Willem Vinke and Nathalie Degans is included under the International Small Cap Portfolio.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         SHAREHOLDER INFORMATION

SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES


Morgan Stanley & Co. is the exclusive Distributor of Class A shares and Class B shares of each Portfolio. Morgan Stanley & Co. receives no compensation from the Fund for distributing Class A shares of the Portfolios. The Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, each Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ABOUT NET ASSET VALUE

The net asset value ("NAV") per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolios may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.


PRICING OF PORTFOLIO SHARES


You may buy or sell (redeem) Class A and Class B shares of each Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolios as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time").


HOW TO PURCHASE SHARES


You may purchase Class A shares and Class B shares of each Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the NYSE is open.


The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of each Portfolio. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, the Fund will notify you. Your account may be subject to involuntary conversion from Class A shares to Class B shares or involuntary redemption in the case of Class B shares if the value of your account remains below the minimum initial investment amount for 60 consecutive days. Morgan Stanley Investment Management may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.

You may arrange to purchase shares directly from the Fund by calling 1-800-548-7786 or by returning a completed Account Registration Form with payment for your purchase. The price you pay will be the NAV calculated at the Pricing Time following receipt of your purchase order and payment.

To purchase shares through the Distributor or a Financial Intermediary, you should contact the Distributor or your Financial Intermediary for details. Generally, the price of shares purchased through a Financial Intermediary is the NAV calculated at the next Pricing Time after the Fund receives your order from your Financial Intermediary. The Distributor and certain Financial Intermediaries have made arrangements with the Fund so that you may purchase shares at the NAV calculated at the next Pricing Time after the Distributor or your Financial Intermediary receives your purchase order. Your Financial Intermediary may charge an additional service or transaction fee.


HOW TO REDEEM SHARES


You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.


Shares of a Portfolio redeemed within 60 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. The Fund may waive the redemption fee in certain instances, including when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. The redemption fee is calculated based on and deducted from the redemption proceeds.


The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         SHAREHOLDER INFORMATION

SHAREHOLDER INFORMATION

days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, the Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

EXCHANGE FEATURES

You may exchange Portfolio shares for shares of other available portfolios of the Fund. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange. When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. Frequent trades in your account(s) can disrupt management of a Portfolio and raise its expenses. Therefore, the Fund may, in its sole discretion, bar a shareholder who trades excessively from making further exchanges or purchases.

DIVIDENDS AND DISTRIBUTIONS


Each Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES


The dividends and distributions you receive from a Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income, long-term capital gains distributions to an individual are taxed at a maximum rate of 20% regardless of how long you have held your shares, and short-term capital gains distributions are taxed at ordinary income rates. A Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.


If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.


Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

The Fund currently consists of the following portfolios:

U.S. EQUITY

Equity Growth Portfolio
Focus Equity Portfolio
MicroCap Portfolio+
Small Company Growth Portfolio
Technology Portfolio
U.S. Equity Plus Portfolio+
U.S. Real Estate Portfolio
Value Equity Portfolio

GLOBAL AND INTERNATIONAL EQUITY

Active International Allocation Portfolio
Asian Real Estate Portfolio
Asian Equity Portfolio
China Growth Portfolio+
Emerging Markets Portfolio
European Value Equity Portfolio
European Real Estate Portfolio
Global Value Equity Portfolio
Gold Portfolio+
International Equity Portfolio*
International Magnum Portfolio
International Small Cap Portfolio
Japanese Value Equity Portfolio
Latin American Portfolio

FIXED INCOME

Emerging Markets Debt Portfolio
Fixed Income Portfolio
Global Fixed Income Portfolio
High Yield Portfolio
Mortgage-Backed Securities Portfolio+
Municipal Bond Portfolio+

MONEY MARKET

Money Market Portfolio
Municipal Money Market Portfolio

*Portfolio is currently closed to new investors
+Portfolio is not operational

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended December 31, 2000 has been audited by Ernst & Young LLP. Fiscal periods prior to January 1, 2000 have been audited by PricewaterhouseCoopers LLP. Ernst & Young LLP's report, along with the Portfolios' financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's December 31, 2000 Annual Report to Shareholders. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Fund at the toll free number noted on the back cover to this Prospectus.


GLOBAL VALUE EQUITY PORTFOLIO


                                                                                  Year Ended December 31,
                                                                ------------------------------------------------------------
CLASS A                                                             2000         1999         1998         1997         1996
----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                              $18.32       $20.74       $18.52       $16.24       $14.31
----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations

Net Investment Income(1)                                            0.26         0.44         0.15         0.21         0.23
Net Realized and Unrealized Gain (Loss) on Investments              1.75         0.32         2.55         3.61         3.02
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    2.01         0.76         2.70         3.82         3.25
----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                              (0.61)       (0.38)       (0.17)       (0.40)       (0.23)
In Excess of Net Investment Income                                 (0.01)       (0.06)          --           --           --
Net Realized Gain                                                  (2.55)       (2.74)       (0.31)       (1.14)       (1.09)
In Excess of Net Realized Gain                                     (0.11)          --           --           --           --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (3.28)       (3.18)       (0.48)       (1.54)       (1.32)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $17.05       $18.32       $20.74       $18.52       $16.24
============================================================================================================================
Total Return                                                      11.75%        4.01%       14.60%       23.75%       22.83%
============================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                            $40,418     $115,646     $228,748     $108,074      $80,297
Ratio of Expenses to Average Net Assets(1)                         1.01%        1.01%        1.00%        1.00%        1.00%
Ratio of Expenses to Average Net Assets
    Excluding Interest Expense                                     1.00%        1.00%         n/a          n/a          n/a
Ratio of Net Investment Income to Average Net Assets(1)            1.16%        1.26%        0.96%        1.07%        1.38%
Portfolio Turnover Rate                                              48%          41%          39%          30%          26%
============================================================================================================================
(1) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                     $0.04        $0.02        $0.01        $0.02        $0.03
    Ratios before expense limitation:
    Expenses to Average Net Assets                                 1.17%        1.06%        1.07%        1.11%        1.15%
    Net Investment Income to Average Net Assets                    1.00%        1.20%        0.90%        0.96%        1.23%
----------------------------------------------------------------------------------------------------------------------------

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS


GLOBAL VALUE EQUITY PORTFOLIO


                                                                                                                 Period from
                                                                             Year Ended December 31,            Jan 2, 1996*
                                                                 ----------------------------------------------   to Dec 31,
CLASS B                                                             2000         1999         1998         1997         1996
----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                              $18.20       $20.63       $18.46       $16.21       $14.36
----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations

Net Investment Income(2)                                            0.27         0.21         0.15         0.16         0.13
Net Realized and Unrealized Gain (Loss) on Investments              1.68         0.50         2.46         3.60         3.02
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    1.95         0.71         2.61         3.76         3.15
----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                              (0.56)       (0.35)       (0.13)       (0.37)       (0.21)
In Excess of Net Investment Income                                 (0.01)       (0.05)          --           --           --
Net Realized Gain                                                  (2.55)       (2.74)       (0.31)       (1.14)       (1.09)
In Excess of Net Realized Gain                                     (0.11)          --           --           --           --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (3.23)       (3.14)       (0.44)       (1.51)       (1.30)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $16.92       $18.20       $20.63       $18.46       $16.21
============================================================================================================================
Total Return                                                      11.52%        3.75%       14.15%       23.37%       22.04%
============================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                            $30,196      $28,089      $13,123       $5,910       $3,928
Ratio of Expenses to Average Net Assets(2)                         1.26%        1.26%        1.25%        1.25%      1.25%**
Ratio of Expenses to Average Net Assets
    Excluding Interest Expense                                     1.25%        1.25%         n/a          n/a           n/a
Ratio of Net Investment Income to Average Net Assets(2)            1.14%        0.89%        0.68%        0.80%      1.29%**
Portfolio Turnover Rate                                              48%          41%          39%          30%          26%
============================================================================================================================
(2) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                     $0.04        $0.01        $0.01        $0.02        $0.01
    Ratios before expense limitation:
    Expenses to Average Net Assets                                 1.42%        1.31%        1.32%        1.36%      1.39%**
    Net Investment Income to Average Net Assets                    0.97%        0.83%        0.62%        0.69%      1.15%**
----------------------------------------------------------------------------------------------------------------------------


 * The Portfolio began offering Class B Shares on January 2, 1996.


** Annualized

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY PORTFOLIO

                                                                             Year Ended December 31,
                                                        --------------------------------------------------------------
CLASS A                                                       2000         1999         1998         1997         1996
----------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                        $19.62       $18.25       $17.16       $16.95       $15.15
----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations

Net Investment Income(1)                                      0.25         0.24         0.27         0.30         0.25
Net Realized and Unrealized Gain (Loss) on Investments        1.44         2.80         2.86         2.01         2.71
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              1.69         3.04         3.13         2.31         2.96
----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                        (0.04)       (0.18)       (0.38)       (0.48)       (0.36)
Net Realized Gain                                            (3.39)       (1.49)       (1.66)       (1.62)       (0.80)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (3.43)       (1.67)       (2.04)       (2.10)       (1.16)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $17.88       $19.62       $18.25       $17.16       $16.95
======================================================================================================================
Total Return                                                 9.29%       16.91%       18.30%       13.91%       19.64%
======================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                   $4,810,852   $4,630,035   $3,400,498   $2,822,900   $2,264,424
Ratio of Expenses to Average Net Assets(1)                   1.00%        1.00%        1.00%        1.00%        1.00%
Ratio of Net Investment Income to Average Net Assets(1)      1.45%        1.28%        1.33%        1.49%        1.64%
Portfolio Turnover Rate                                        53%          37%          33%          33%          18%
======================================================================================================================
(1) Ratios before expense limitation:
    Expenses to Average Net Assets                           1.00%        1.01%        1.02%        1.02%        1.02%
    Net Investment Income to Average Net Assets              1.45%        1.27%        1.32%        1.47%        1.61%
----------------------------------------------------------------------------------------------------------------------

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY PORTFOLIO

                                                                                                                    Period from
                                                                             Year Ended December 31,               Jan 2, 1996*
                                                            -----------------------------------------------------    to Dec 31,
CLASS B                                                         2000           1999           1998           1997          1996
-------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                          $19.58         $18.22         $17.13         $16.93        $15.24
-------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(2)                                        0.23           0.19           0.24           0.23          0.23
Net Realized and Unrealized Gain (Loss) on Investments          1.39           2.81           2.85           2.02          2.59
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                1.62           3.00           3.09           2.25          2.82
-------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                             --          (0.15)         (0.34)         (0.43)        (0.33)
Net Realized Gain                                              (3.39)         (1.49)         (1.66)         (1.62)        (0.80)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (3.39)         (1.64)         (2.00)         (2.05)        (1.13)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $17.81         $19.58         $18.22         $17.13        $16.93
===============================================================================================================================
Total Return                                                   8.94%         16.68%         18.13%         13.57%        18.58%
===============================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                        $59,945        $41,374        $17,076         $3,074        $5,393
Ratio of Expenses to Average Net Assets(2)                     1.25%          1.25%          1.25%          1.25%       1.25%**
Ratio of Net Investment Income to Average Net Assets(2)        1.44%          0.93%          0.96%          1.21%       1.68%**
Portfolio Turnover Rate                                          53%            37%            33%            33%           18%
===============================================================================================================================

    Ratios before expense limitation:
    Expenses to Average Net Assets                             1.25%          1.26%          1.28%          1.27%       1.27%**
    Net Investment Income to Average Net Assets                1.44%          0.92%          0.95%          1.19%       1.66%**
-------------------------------------------------------------------------------------------------------------------------------


*  The Portfolio began offering Class B Shares on January 2, 1996.
** Annualized

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS


INTERNATIONAL SMALL CAP PORTFOLIO

                                                                                     Year Ended December 31,
                                                                ------------------------------------------------------------
CLASS A                                                             2000         1999         1998         1997         1996
----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                              $19.67       $15.25       $15.61       $16.83       $14.94
----------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(1)                                            0.24         0.22         0.22         0.25         0.21
Net Realized and Unrealized Gain (Loss) on Investments*            (0.83)        5.66         0.39        (0.42)        2.29
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   (0.59)        5.88         0.61        (0.17)        2.50
----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                              (0.17)       (0.27)       (0.24)       (0.31)       (0.22)
In Excess of Net Investment Income                                    --        (0.02)          --        (0.05)          --
Net Realized Gain                                                  (2.60)       (1.20)       (0.79)       (0.77)       (0.39)
In Excess of Net Realized Gain                                     (0.01)          --           --           --           --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (2.78)       (1.49)       (1.03)       (1.13)       (0.61)
----------------------------------------------------------------------------------------------------------------------------
Transaction Fees                                                      --        (0.03)        0.06         0.08           --
============================================================================================================================
Net Asset Value, End of Period                                    $16.30       $19.67       $15.25       $15.61       $16.83
============================================================================================================================
Total Return                                                      (2.92)%      39.34%        4.25%       (0.55)%      16.82%
============================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                           $374,924     $357,708     $252,642     $230,095     $234,743
Ratio of Expenses to Average Net Assets(1)                         1.16%        1.15%        1.15%        1.15%        1.15%
Ratio of Expenses to Average Net Assets
    Excluding Interest Expense                                     1.15%          n/a          n/a          n/a          n/a
Ratio of Net Investment Income to Average Net Assets(1)            1.32%        1.30%        1.23%        1.37%        1.29%
Portfolio Turnover Rate                                              54%          48%          39%          31%          35%
============================================================================================================================

(1) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                     $0.01        $0.01        $0.01        $0.01        $0.01
    Ratios before expense limitation:
    Expenses to Average Net Assets                                 1.22%        1.20%        1.21%        1.22%        1.23%
    Net Investment Income to Average Net Assets                    1.38%        1.25%        1.18%        1.30%        1.20%
----------------------------------------------------------------------------------------------------------------------------


* Includes a 1% transaction fee on purchases and redemptions of capital shares through 1999 and 0.50% for the year ended December 31, 2000.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

EUROPEAN VALUE EQUITY PORTFOLIO

                                                                                    Year Ended December 31,
                                                               -------------------------------------------------------------
CLASS A                                                             2000         1999         1998         1997         1996
----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                              $15.09       $15.75       $17.96       $16.70       $13.92
----------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(1)                                            0.25         0.29         0.43         0.39         0.24
Net Realized and Unrealized Gain on Investments                     0.76         1.10         1.08         2.58         2.85
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    1.01         1.39         1.51         2.97         3.09
----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                              (0.21)       (0.32)       (0.42)       (0.37)       (0.25)
In Excess of Net Investment Income                                    --        (0.03)          --           --        (0.02)
Net Realized Gain                                                  (1.72)       (1.70)       (3.30)       (1.34)       (0.04)
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (1.93)       (2.05)       (3.72)       (1.71)       (0.31)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $14.17       $15.09       $15.75       $17.96       $16.70
============================================================================================================================
Total Return                                                       7.38%        9.60%        8.09%       17.88%       22.29%
============================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                            $65,747     $105,030     $168,712     $242,868     $178,356
Ratio of Expenses to Average Net Assets(1)                         1.02%        1.09%        1.00%        1.00%        1.00%
Ratio of Expenses to Average Net Assets
    Excluding Interest Expense                                     1.00%        1.00%          n/a          n/a          n/a
Ratio of Net Investment Income to Average Net Assets(1)            1.22%        1.46%        1.47%        1.96%        1.83%
Portfolio Turnover Rate                                              47%          74%          52%          43%          24%
============================================================================================================================

(1) Effect of voluntary expense limitation during the period:

    Per share benefit to net investment income                     $0.03        $0.03        $0.02        $0.02        $0.02

    Ratios before expense limitation:

    Expenses to Average Net Assets                                 1.14%        1.22%        1.08%        1.09%        1.16%

    Net Investment Income to Average Net Assets                    1.09%        1.34%        1.40%        1.87%        1.67%
----------------------------------------------------------------------------------------------------------------------------

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS


EUROPEAN VALUE EQUITY PORTFOLIO


                                                                                                                      Period from
                                                                                        Year Ended December 31,      Jan 2, 1996*
                                                                ---------------------------------------------------    to Dec 31,
CLASS B                                                              2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                               $15.11        $15.74        $17.94        $16.67        $14.05
---------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(2)                                             0.19          0.12          0.33          0.28          0.18
Net Realized and Unrealized Gain on Investments                      0.78          1.23          1.13          2.66          2.73
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     0.97          1.35          1.46          2.94          2.91
---------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                               (0.17)        (0.26)        (0.36)        (0.33)        (0.23)
In Excess of Net Investment Income                                     --         (0.02)           --            --         (0.02)
Net Realized Gain                                                   (1.72)        (1.70)        (3.30)        (1.34)        (0.04)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                 (1.89)        (1.98)        (3.66)        (1.67)        (0.29)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $14.19        $15.11        $15.74        $17.94        $16.67
=================================================================================================================================
Total Return                                                        7.08%         9.36%         7.80%        17.73%        20.76%
=================================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                              $2,287        $2,196        $5,181        $4,654        $2,654
Ratio of Expenses to Average Net Assets(2)                          1.27%         1.34%         1.25%         1.25%       1.25%**
Ratio of Expenses to Average Net Assets
    Excluding Interest Expense                                      1.25%         1.25%           n/a           n/a           n/a
Ratio of Net Investment Income to Average Net Assets(2)             0.96%         1.30%         1.15%         1.55%       1.67%**
Portfolio Turnover Rate                                               47%           74%           52%           43%           24%

(2) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                      $0.03         $0.01         $0.02         $0.02         $0.02
    Ratios before expense limitation:
    Expenses to Average Net Assets                                  1.39%         1.48%         1.34%         1.34%       1.40%**
    Net Investment Income to Average Net Assets                     0.83%         1.16%         1.08%         1.46%       1.52%**
---------------------------------------------------------------------------------------------------------------------------------


*  The Portfolio began offering Class B Shares on January 2, 1996.


** Annualized

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         REGISTRATION FORM

ACCOUNT REGISTRATION FORM

GLOBAL VALUE EQUITY PORTFOLIO
INTERNATIONAL EQUITY PORTFOLIO
INTERNATIONAL SMALLCAP PORTFOLIO
EUROPEAN VALUE EQUITY PORTFOLIO


ACCOUNT INFORMATION

If you need assistance in filling out this form for Morgan Stanley Institutional Fund, Inc., please contact your Morgan Stanley representative or call us toll free 1-800-548-7786. Please print all items except signature, and mail to the Fund at the address on the back cover. Fill in where appropriate below.

REGISTRATION

/ / INDIVIDUAL

First Name
--------------------------------------------------------------------------------
Middle Initial
--------------------------------------------------------------------------------
Last Name
--------------------------------------------------------------------------------

/ / JOINT TENANTS
(RIGHTS OF SURVIVORSHIP PRESUMED UNLESS TENANCY IN COMMON IS INDICATED)

First Name
--------------------------------------------------------------------------------
Middle Initial
--------------------------------------------------------------------------------
Last Name
--------------------------------------------------------------------------------

/ / CORPORATIONS, TRUSTS AND OTHERS

Please call the Fund for additional documents that may be required to set up an account and to authorize transactions.

Type of Registration:
/ / Incorporated
/ / Unincorporated Association
/ / Partnership
/ / Uniform Gift/Transfer to Minor
(ONLY ONE CUSTODIAN AND MINOR PERMITTED)
/ / Trust
/ / Other (specify)

MAILING ADDRESS
Please fill in completely, including telephone number(s).

/ / UNITED STATES CITIZEN
/ / RESIDENT ALIEN

Street or P.O. Box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
State
--------------------------------------------------------------------------------
Zip Code
--------------------------------------------------------------------------------

Home Tel. No.
--------------------------------------------------------------------------------
Business Tel. No.
--------------------------------------------------------------------------------


/ / NON-RESIDENT ALIEN
PERMANENT ADDRESS (WHERE YOU RESIDE PERMANENTLY FOR TAX PURPOSES)

Street or P.O. Box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
Country
--------------------------------------------------------------------------------
Postal Code
--------------------------------------------------------------------------------

Home Tel. No.
--------------------------------------------------------------------------------
Business Tel. No.
--------------------------------------------------------------------------------

Current Mailing Address (If different from Permanent Address)

Street or P.O. Box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
Country
--------------------------------------------------------------------------------
Postal Code
--------------------------------------------------------------------------------

Home Tel. No.
--------------------------------------------------------------------------------
Business Tel. No.
--------------------------------------------------------------------------------

TAXPAYER IDENTIFICATION NUMBER

Enter your Taxpayer Identification Number. For most individual taxpayers, this is your Social Security Number.

/ / INDIVIDUAL

Taxpayer Identification
number ("TIN")
--------------------------------------------------------------------------------
or

Social Security
Number ("SSN")
--------------------------------------------------------------------------------

/ / JOINT TENANTS
(RIGHTS OF SURVIVORSHIP PRESUMED UNLESS TENANCY IN COMMON IS INDICATED)

Taxpayer Identification
Number ("TIN")
--------------------------------------------------------------------------------
or

Social Security
Number ("SSN")
--------------------------------------------------------------------------------
or

Taxpayer Identification
Number ("TIN")
--------------------------------------------------------------------------------
Social Security
Number ("SSN")
--------------------------------------------------------------------------------

For Custodian account of a minor (Uniform Gifts/Transfers to Minor Acts), give the SSN of the minor.

IMPORTANT TAX INFORMATION

You (as a payee) are required by law to provide us (as payor) with your correct TIN(s) or SSN(s). Accounts that have a missing or incorrect TIN(s) or SSN(s) will be subject to backup withholding at a 31% rate on dividends, distributions and other payments. If you have not provided us with your correct TIN(s) or SSN(s), you may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS"). Backup withholding is not an additional tax; the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained. You may be notified that you are subject to backup withholding under
Section 3406(a)(1)(C) of the Internal Revenue Code because you have underreported interest or dividends or you were required to, but failed to, file a return which would have included a reportable interest or dividend payment.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         REGISTRATION FORM

PORTFOLIO AND CLASS SECTION

Class A shares minimum $500,000 for each Portfolio and Class B shares minimum $100,000 for the Global Equity, International Equity and European Value Equity Portfolios.

Please indicate Portfolio, class and amount for purchase of the following Portfolio(s):

GLOBAL VALUE EQUITY PORTFOLIO

/ / Class A Shares (070) $
--------------------------------------------------------------------------------
/ / Class B Shares (043) $
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
/ / Class A Shares (063) $
--------------------------------------------------------------------------------
/ / Class B Shares (038) $
--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO
/ / Class A Shares (073) $
--------------------------------------------------------------------------------

EUROPEAN VALUE EQUITY PORTFOLIO

--------------------------------------------------------------------------------
/ / Class A Shares (075) $
--------------------------------------------------------------------------------
/ / Class B Shares (047) $
--------------------------------------------------------------------------------

Total Initial Investment $
--------------------------------------------------------------------------------

METHOD OF INVESTMENT

Please indicate Portfolio and manner of payment.

/ / Check
(MAKE CHECK PAYABLE TO MORGAN STANLEY INSTITUTIONAL FUND, INC. - PORTFOLIO NAME)

/ / Exchange $
--------------------------------------------------------------------------------

From

Name of Portfolio
--------------------------------------------------------------------------------
Account Number
--------------------------------------------------------------------------------

Account previously established by:
/ / Phone exchange
/ / Wire on
--------------------------------------------------------------------------------
Date
--------------------------------------------------------------------------------
Account Number
--------------------------------------------------------------------------------
(PREVIOUSLY ASSIGNED BY THE FUND)

DISTRIBUTION OPTION

Income dividends and capital gains distributions (if any) to be reinvested in additional shares unless either box below is checked.

/ / Income dividends to be paid in cash, capital gains distributions (if any) in shares.

/ / Income dividends and capital gains distributions (if any) to be paid in cash.

TELEPHONE REDEMPTION

Please select at time of initial application if you wish to redeem or exchange shares by telephone. A SIGNATURE GUARANTEE IS REQUIRED IF YOUR BANK ACCOUNT IS NOT REGISTERED IDENTICALLY TO YOUR FUND ACCOUNT. TELEPHONE REQUESTS FOR REDEMPTIONS OR EXCHANGES WILL NOT BE HONORED UNLESS THE BOX IS CHECKED.


/ / I/we hereby authorize the Fund and its agents to honor any telephone requests to wire redemption proceeds to the commercial bank indicated at right and/or mail redemption proceeds to the name and address in which my/our Fund Account is registered if such requests are believed to be authentic.

The Fund and the Fund's Transfer Agent will employ) reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Name of Commercial Bank
(Not Savings Bank)
--------------------------------------------------------------------------------
Bank Account Number
--------------------------------------------------------------------------------
Bank ABA Number
--------------------------------------------------------------------------------
Name(s) in which
--------------------------------------------------------------------------------
your bank account
is established
--------------------------------------------------------------------------------
Bank's Street Address
--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
State
--------------------------------------------------------------------------------
Zip Code
--------------------------------------------------------------------------------

INTERESTED PARTY OPTION
/ / In addition to the account statement sent to my/our registered address, I/we hereby authorize the Fund to mail duplicate statements to the name and address provided below.

Name
--------------------------------------------------------------------------------
Street or P.O. Box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
State
--------------------------------------------------------------------------------
Zip Code
--------------------------------------------------------------------------------

DEALER INFORMATION

Representative Name
--------------------------------------------------------------------------------
Representative Number
--------------------------------------------------------------------------------
Branch Number
--------------------------------------------------------------------------------

SIGNATURE OF ALL HOLDERS
AND TAXPAYER CERTIFICATION

The undersigned certify that I/we have full authority and legal capacity to purchase and redeem shares of the Fund and affirm that I/we have received a current Prospectus of Morgan Stanley Institutional Fund, Inc. and agree to be bound by its terms. By signing this application, I/we hereby certify under penalties of perjury that the information on this application is complete and correct and that as required by federal law (please check applicable boxes below):

U.S. CITIZEN(S)/TAXPAYER(S):

/ / I/We certify that (1) the number(s) shown above on this form is/are the correct SSN(s) or TIN(s) and (2) I am/we are not subject to any backup withholding either because (a) I am/we are exempt from backup withholding; (b) I/we have not been notified by the IRS that I am/we are subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me/us that I am/we are no longer subject to backup withholding.


/ / If no TIN(s) or SSN(s) has/have been provided above, I/we have applied, or intend to apply, to the IRS or the Social Security Administration for a TIN or a SSN and I/we understand that if I/we do not provide either number to J.P. Morgan Investor Services Co. ("J.P. Morgan") within 60 days of the date of this application or if I/we fail to furnish my/ our correct SSN(s) or TIN(s), I/we may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9). You may request such form by calling J.P. Morgan at 800-548-7786.

NON-U.S. CITIZEN(S)/TAXPAYER(S):

/ / Under penalties of perjury, I/we certify that I am/we are not U.S. citizens or residents and I am/we are exempt foreign persons as defined by the IRS.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGN HERE
(IF JOINT ACCOUNT, BOTH MUST SIGN)

Signature
--------------------------------------------------------------------------------
Date
--------------------------------------------------------------------------------
Signature
--------------------------------------------------------------------------------
Date
--------------------------------------------------------------------------------

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         ADDITIONAL INFORMATION


WHERE TO FIND ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2001, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

SHAREHOLDER REPORTS

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about each Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during that period.

For additional Fund information, including information regarding investments comprising the Fund's Portfolios, please call 1-800-548-7786.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.

Morgan Stanley Institutional Fund, Inc.
P.O. Box 2798
Boston, Massachusetts 02208-2798

                                                                      PROSPECTUS

MORGAN STANLEY INSTITUTIONAL FUND, INC.


May 1, 2001

EUROPEAN REAL ESTATE PORTFOLIO
The European Real Estate Portfolio seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry.
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO
The Asian Real Estate Portfolio seeks to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry.
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO
The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").
--------------------------------------------------------------------------------

INVESTMENT ADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.

DISTRIBUTOR
MORGAN STANLEY & CO. INCORPORATED

Morgan Stanley Institutional Fund, Inc. (the "Fund") is a no-load mutual fund that is designed to meet the investment needs of discerning investors who place a premium on quality and personal service. The Fund makes available to institutional investors a series of portfolios which benefit from the investment expertise and commitment to excellence associated with Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management") and its affiliates. This Prospectus offers Class A and Class B shares of the portfolios listed above (each a "Portfolio" and collectively the "Portfolios").

The Securities and Exchange Commission (the "Commission") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

INVESTMENT SUMMARY                      1
-----------------------------------------
European Real Estate Portfolio          1
-----------------------------------------
Asian Real Estate Portfolio             2
-----------------------------------------
U.S. Real Estate Portfolio              3
-----------------------------------------
Additional Risk Factors and
Information                             4
-----------------------------------------
FEES AND EXPENSES
OF THE PORTFOLIOS                       6
-----------------------------------------

FUND MANAGEMENT                         8
-----------------------------------------
SHAREHOLDER INFORMATION                10
-----------------------------------------
FINANCIAL HIGHLIGHTS                   12
-----------------------------------------
European Real Estate Portfolio         12
-----------------------------------------
Asian Real Estate Portfolio            14
-----------------------------------------
U.S. Real Estate Portfolio             16
-----------------------------------------

ACCOUNT REGISTRATION FORM
-----------------------------------------

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY

EUROPEAN REAL ESTATE PORTFOLIO

OBJECTIVE

The European Real Estate Portfolio seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry.

APPROACH

Morgan Stanley Investment Management seeks a combination of current income and capital appreciation by constructing a portfolio of equity securities of European real estate companies. Morgan Stanley Investment Management considers a company to be European if its securities are traded on a recognized stock exchange in Europe, if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in a European country or if it is organized or has a principal office in a European country. The Portfolio will invest primarily in companies located in Germany, France, Switzerland, Belgium, Italy, Spain, Portugal, Finland, Sweden, Denmark, Norway, Ireland and the United Kingdom but may also invest in the emerging markets of Europe. Morgan Stanley Investment Management's approach emphasizes bottom-up stock selection with a top-down country allocation overlay.

PROCESS

Morgan Stanley Investment Management's dedicated real estate team focuses on valuation, including underlying asset values, values per square foot and property yields as well as property portfolio composition, lease expiration, capital structure and management. Before investing, Morgan Stanley Investment Management employees typically visit with representatives of each company and selected properties. In seeking an optimal matrix of country and property market exposure, Morgan Stanley Investment Management considers broad demographic and macroeconomic factors as well as criteria such as space demand, new construction and rental patterns. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding is less attractive based on a number of factors, including changes in the holding's share price, earnings prospects relative to its peers and/or business prospects.


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities of companies principally engaged in the European real estate industry.


RISKS


Investing in the European Real Estate Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the European real estate market in the hope of earning current income and long-term gain. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). Investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, changing demographic patterns and government actions. In addition, at times the Portfolio's market sector, European real estate securities, may underperform relative to other sectors or the overall market.


Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. In addition, the risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.


PERFORMANCE (CLASS A SHARES)
Commenced operations on October 1, 1997


1998          4.75
1999         -2.36
2000         14.91

HIGH (QUARTER)    Q1 '98         16.28%
----------------------------------------
LOW (QUARTER)     Q3 '98         -9.03%


AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2000)


                                                                      Past                 Since
                                                                    One Year             Inception
--------------------------------------------------------------------------------------------------
CLASS A (commenced operations on October 1, 1997)                     14.91%               3.54%
--------------------------------------------------------------------------------------------------
GPR General Real Estate Securities Index-Europe*                       9.05%               3.64%
--------------------------------------------------------------------------------------------------
CLASS B (commenced operations on October 1, 1997)                     14.55%               3.30%
--------------------------------------------------------------------------------------------------
GPR General Real Estate Securities Index-Europe*                       9.05%               3.64%
--------------------------------------------------------------------------------------------------


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time.Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

*The GPR General Real Estate Securities Index-Europe is a European market capitalization weighted index of listed property/real estate securities measuring total return.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY

ASIAN REAL ESTATE PORTFOLIO

OBJECTIVE

The Asian Real Estate Portfolio seeks to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry.

APPROACH

Morgan Stanley Investment Management seeks capital appreciation by constructing a portfolio of equity securities of Asian real estate companies. Morgan Stanley Investment Management considers a company to be Asian if its securities are traded on a recognized stock exchange in Asia, if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in an Asian country or if it is organized or has a principal office in an Asian country. The Portfolio will invest primarily in the more established Asian markets, including Singapore, Malaysia, Hong Kong and Thailand, but may also invest in other Asian emerging markets and in Japan, Australia and New Zealand. Morgan Stanley Investment Management's approach emphasizes bottom-up stock selection with a top-down country allocation overlay.

PROCESS

Morgan Stanley Investment Management's dedicated real estate team focuses on valuation, including underlying asset values, values per square foot and property yields as well as property portfolio composition, lease expiration, capital structure and management. Before investing, Morgan Stanley Investment Management employees typically visit with representatives of each company and selected properties. In seeking an optimal matrix of country and property market exposure, Morgan Stanley Investment Management considers broad demographic and macroeconomic factors as well as criteria such as space demand, new construction and rental patterns. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding is less attractive based on a number of factors, including changes in the holding's share price, earnings prospects relative to its peers and/or business prospects.


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities of companies principally engaged in the Asian real estate industry.


RISKS


Investing in the Asian Real Estate Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the Asian real estate market in the hope of earning long-term gain. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). Investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, changing demographic patterns and government actions. In addition, at times the Portfolio's market sector, Asian real estate securities, may underperform relative to other sectors or the overall market.


Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.


PERFORMANCE (CLASS A SHARES)
Commenced operations on October 1, 1997


1998        -11.82
1999         24.27
2000          3.44

HIGH (QUARTER)     Q4 '98           50.92%
------------------------------------------
LOW (QUARTER)      Q2 '98          -30.06%


AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2000)


                                                                                  Past                Since
                                                                                One Year            Inception
---------------------------------------------------------------------------------------------------------------------------
CLASS A (commenced operations on October 1, 1997)                                  3.44%              -2.93%
---------------------------------------------------------------------------------------------------------------------------
GPR General Real Estate Securities Index-Far East*                                -0.23%              -9.88%
---------------------------------------------------------------------------------------------------------------------------
CLASS B (commenced operations on October 1, 1997)                                  3.29%              -3.23%
---------------------------------------------------------------------------------------------------------------------------
GPR General Real Estate Securities Index-Far East*                                -0.23%              -9.88%
---------------------------------------------------------------------------------------------------------------------------


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time.Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

*The GPR General Real Estate Securities Index-Far East is a market capitalization weighted index measuring total return of listed property/real estate securities in the Far East.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY

U.S. REAL ESTATE PORTFOLIO

OBJECTIVE

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

APPROACH

Morgan Stanley Investment Management seeks a combination of current income and long-term gain by constructing a portfolio of equity securities of companies that are in the U.S. real estate business. Morgan Stanley Investment Management considers a company to be from the United States if its securities are traded on a recognized stock exchange in the United States, if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in the United States or if it is organized or has a principal office in the United States. The Portfolio focuses on REITs as well as real estate operating companies (REOCs) that invest in a variety of property types and regions. Morgan Stanley Investment Management's approach emphasizes bottom-up stock selection with a top-down asset allocation overlay.

PROCESS

Morgan Stanley Investment Management actively manages the Portfolio using a combination of top-down and bottom-up methodologies. The top-down asset allocation overlay is determined by focusing on key regional criteria, which include demographic and macroeconomic considerations (for example, population, employment, household formation and income). Morgan Stanley Investment Management employs a value-driven approach to bottom-up security selection which emphasizes underlying asset values, values per square foot and property yields. In seeking an optimal matrix of regional and property market exposure, Morgan Stanley Investment Management considers broad demographic and macroeconomic factors as well as criteria such as space demand, new construction and rental patterns. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding is less attractive based on a number of factors, including changes in the holding's share price, earnings prospects relative to its peers and/or business prospects.


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities of companies principally engaged in the U.S. real estate industry.


RISKS


Investing in the U.S. Real Estate Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the U.S. real estate market in the hope of earning current income and long-term gain. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). Investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, changing demographic patterns and government actions. In addition, at times the Portfolio's market sector, U.S. real estate securities, may underperform relative to other sectors or the overall market.


Investing in REITs and REOCs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and REOCs are organized and operated. REITs generally invest directly in real estate (equity REITs), in mortgages (mortgage REITs) or in some combination of the two (hybrid REITs). The portfolio will invest primarily in equity REITs. Operating REITs requires specialized management skills and the Portfolio indirectly bears REIT management expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income. The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.


PERFORMANCE (CLASS A SHARES)
Commenced operations on February 24, 1995


1996         39.56
1997         27.62
1998        -12.29
1999         -1.48
2000         29.65

HIGH (QUARTER)          Q4 '96        16.71%
--------------------------------------------
LOW (QUARTER)           Q3 '98        -9.45%


AVERAGE ANNUAL TOTAL Return (for the periods ended December 31, 2000)


                                                                            Past One           Past Five       Since
                                                                              Year               Years       Inception
---------------------------------------------------------------------------------------------------------------------------
CLASS A (commenced operations on February 24, 1995)                          29.65%              14.81%        16.26%
---------------------------------------------------------------------------------------------------------------------------
NAREIT Equity Index*                                                         26.36%              10.10%        11.19%
---------------------------------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)                            29.36%                n/a         14.35%
---------------------------------------------------------------------------------------------------------------------------
NAREIT Equity Index*                                                         26.36%                n/a         10.11%
---------------------------------------------------------------------------------------------------------------------------


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time.Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


*The National Association of Real Estate Investment Trusts Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY

ADDITIONAL RISK FACTORS AND INFORMATION

THIS SECTION DISCUSSES ADDITIONAL RISK FACTORS AND INFORMATION RELATING TO THE PORTFOLIOS. THE PORTFOLIOS' INVESTMENT PRACTICES AND LIMITATIONS ARE DESCRIBED IN MORE DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), WHICH LEGALLY IS A PART OF THIS PROSPECTUS. FOR DETAILS ON HOW TO OBTAIN A COPY OF THE SAI AND OTHER REPORTS AND INFORMATION, SEE THE BACK COVER OF THIS PROSPECTUS.

PRICE VOLATILITY

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

REAL ESTATE INVESTING

Each of the Portfolios invests in companies that are mainly in the real estate business (that is, they (i) derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) have at least 50% of the fair market value of their assets invested in residential, commercial or industrial real estate). As a result, these companies (and, therefore, the Portfolios) will experience the risks of investing in real estate directly. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, may also have a major impact on real estate markets. Changing interest rates and credit quality requirements will also affect the cash flow of real estate companies and their ability to meet capital needs.

EMERGING MARKET RISKS

The European Real Estate and Asian Real Estate Portfolios may invest in emerging market countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

DERIVATIVES

The Portfolios may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

The primary risks of derivatives are: (i) changes in the market value of securities held by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and
(iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY


ADDITIONAL RISK FACTORS AND INFORMATION

which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, a Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, a Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If a Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

A Portfolio will limit its use of derivatives for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivatives. While the use of derivatives may be advantageous to a Portfolio, if Morgan Stanley Investment Management is not successful in employing them, the Portfolio's performance may be worse than if it did not make such investments. See the SAI for more about the risks of different types of derivatives.

INVESTMENT DISCRETION

In pursuing the Portfolios' investment objectives, Morgan Stanley Investment Management has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, Morgan Stanley Investment Management may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

BANK INVESTORS

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS

When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If Morgan Stanley Investment Management incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

PORTFOLIO TURNOVER

Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Portfolios may engage in frequent trading of securities to achieve their investment objectives.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FEES AND EXPENSES OF THE PORTFOLIOS


FEES AND EXPENSES OF THE PORTFOLIOS

The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Annual Fund Operating Expenses in the table do not reflect voluntary fee waivers, which are described in the footnotes, and/or expense reimbursements from Morgan Stanley Investment Management.


2000 ANNUAL FUND OPERATING EXPENSES


---------------------------------------------------------------------------------------------------------
                                 European Real Estate        Asian Real Estate         U.S. Real Estate
                                       Portfolio                 Portfolio                 Portfolio
---------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
---------------------------------------------------------------------------------------------------------
Redemption Fee (as a %
  of the amount redeemed)+               2.00%                     2.00%                     None
---------------------------------------------------------------------------------------------------------
MANAGEMENT FEES
  (expenses that are deducted
  from Fund assets)*
Class A                                  0.80%                     0.80%                     0.80%
---------------------------------------------------------------------------------------------------------
Class B                                  0.80%                     0.80%                     0.80%
---------------------------------------------------------------------------------------------------------
12b-1 FEE
---------------------------------------------------------------------------------------------------------
Class A                                  None                      None                      None
---------------------------------------------------------------------------------------------------------
Class B                                  0.25%                     0.25%                     0.25%
---------------------------------------------------------------------------------------------------------
OTHER EXPENSES
---------------------------------------------------------------------------------------------------------
Class A                                  1.10%                     3.24%                     0.21%
---------------------------------------------------------------------------------------------------------
Class B                                  1.10%                     3.24%                     0.21%
---------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------
Class A                                  1.90%                     4.04%                     1.01%
---------------------------------------------------------------------------------------------------------
Class B                                  2.15%                     4.29%                     1.26%
---------------------------------------------------------------------------------------------------------


+ Payable to the Portfolio on shares redeemed within 60 days of purchase. The redemption fee may be waived by the Fund in certain circumstances. See "Shareholder Information" for more information on redemption fees.


*The Management Fees for the Portfolios shown in the table above are the highest that could be charged. This table does not show the effects of Morgan Stanley Investment Management's voluntary fee waivers and/or expense reimbursements. Morgan Stanley Investment Management has voluntarily agreed to reduce its management fee and/or reimburse the Portfolios so that annual operating expenses, excluding certain investment related expenses, as described below, will not exceed 1.00% for Class A shares and 1.25% for Class B shares.

In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing are excluded from annual operating expenses. If these expenses were incurred, the Portfolios' total operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the expense ratios shown above.

For the year ended December 31, 2000, after giving effect to Morgan Stanley Investment Management's voluntary fee waiver and/or expense reimbursement, the total operating expenses incurred by investors in the U.S. Real Estate Portfolio were the amounts shown in the first paragraph. The total operating expenses incurred by investors, including certain investment related expenses, were 1.03% for Class A shares and 1.28% for Class B shares of the European Real Estate Portfolio and 1.02% for Class A shares and 1.27% for Class B shares of the Asian Real Estate Portfolio. Excluding investment related expenses, the operating expenses after fee waivers and/or expense reimbursements were 1.00% for Class A shares and 1.25% for Class B shares of the European Real Estate and Asian Real Estate Portfolios.


Fee waivers and/or expense reimbursements are voluntary and Morgan Stanley Investment Management reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FEES AND EXPENSES OF THE PORTFOLIOS

FEES AND EXPENSES OF THE PORTFOLIOS

EXAMPLE

This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds having similar investment objectives.

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions the table indicates what your costs would be.


-----------------------------------------------------------------------------------
                                    1 Year      3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO
-----------------------------------------------------------------------------------
Class A                              $193         $597         $1,026        $2,222
-----------------------------------------------------------------------------------
Class B                              $218         $673         $1,154        $2,483
-----------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO
-----------------------------------------------------------------------------------
Class A                              $406        $1,230        $2,069        $4,239
-----------------------------------------------------------------------------------
Class B                              $431        $1,301        $2,183        $4,445
-----------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO
-----------------------------------------------------------------------------------
Class A                              $103         $322          $558         $1,236
-----------------------------------------------------------------------------------
Class B                              $128         $400          $692         $1,523
-----------------------------------------------------------------------------------

                                          MORGAN STANLEY INSTITUTIONAL FUND, INC
                                          FUND MANAGEMENT

INVESTMENT ADVISER

Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad.


Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. At December 31, 2000, Morgan Stanley Investment Management, together with its affiliated institutional asset management companies (collectively, the "Morgan Stanley Investment Management Group"), managed assets of approximately $170.2 billion, including assets under fiduciary advice.

MANAGEMENT FEES

For the year ended December 31, 2000, Morgan Stanley Investment Management received from each Portfolio the management fee set forth in the accompanying table:


MANAGEMENT FEE PAID IN FISCAL YEAR ENDED DECEMBER 31, 2000
(net of waivers and as a percentage of average net assets)


-------------------------------------------------------------------------------
                             European          Asian Real          U.S. Real
                            Real Estate          Estate             Estate
                             Portfolio          Portfolio          Portfolio
-------------------------------------------------------------------------------
Class A                        0.00%              0.00%              0.79%
-------------------------------------------------------------------------------
Class B                        0.00%              0.00%              0.79%

PORTFOLIO MANAGERS

SUBJECT TO THE SUPERVISION OF MORGAN STANLEY INVESTMENT MANAGEMENT AND ITS INVESTMENT MANAGEMENT COMMITTEE, THE FOLLOWING INDIVIDUALS, EACH OF WHOM IS EMPLOYED BY A MEMBER OF THE MORGAN STANLEY INVESTMENT MANAGEMENT GROUP, HAVE PRIMARY DAY-TO-DAY PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE PORTFOLIOS:

EUROPEAN REAL ESTATE PORTFOLIO

THEODORE R. BIGMAN, MICHIEL TE PASKE AND SVEN VAN KEMENADE Theodore R. Bigman, a Managing Director, joined Morgan Stanley Investment Management Group in 1995. Currently he is head of the Global Real Estate Securities Group. Mr. Bigman graduated from Brandeis University in 1983 with a B.A. in Economics and received his M.B.A. from Harvard University in 1987. Michiel te Paske joined Morgan Stanley Investment Management Group in 1997 and prior to that, he worked for the Limburg Institute of Financial Economics/Global Property Research as a research analyst. Mr. te Paske graduated from the University of Limburg in 1997 with a Drs. in Economics. Sven van Kemenade joined Morgan Stanley Investment Management Group in 1997 and prior to that, he worked for the Limburg Institute of Financial Economics/Global Property Research as a research analyst. Mr. van Kemenade graduated from the University of Limburg in 1999 with a Drs. in Econometrics. Mr. Bigman has had primary responsibility for managing the Portfolio's assets since January 1999. Messrs. te Paske and van Kemenade have shared primary responsibility for managing the Portfolio's assets since March 2001.

ASIAN REAL ESTATE PORTFOLIO

THEODORE R. BIGMAN AND ANGELINE HO Information about Theodore R. Bigman is included under the European Real Estate Portfolio. Angeline Ho, a Vice President, joined Morgan Stanley Investment Management Group in 1997. Prior to 1997 she was a senior research analyst at SocGen-Crosby Securities from 1995 to 1997, where she was primarily responsible for the coverage of listed real estate securities in Singapore and Malaysia. Ms. Ho is a qualified property appraiser, and received a B.Sc. with honours in Estate Management from the National University of Singapore and an M.B.A. in Accountancy from the Nanyang Technological University. Mr. Bigman has shared primary responsibility for managing the Portfolio's assets since June 1999. Ms. Ho has shared primary

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FUND MANAGEMENT


responsibility for managing the Portfolio's assets since January 2000.

U.S. REAL ESTATE PORTFOLIO

THEODORE R. BIGMAN AND DOUGLAS A. FUNKE Information about Theodore R. Bigman is wincluded under the European Real Estate Portfolio. Douglas A. Funke, a Principal, joined Morgan Stanley & Co. in 1993 and Morgan Stanley Investment Management Group in 1995. Mr. Funke graduated from the University of Chicago in 1993 with a B.A. in Economics and Political Science. Mr. Bigman has shared primary responsibility for managing the Portfolio's assets since March 1995. Mr. Funke has shared primary responsibility for managing the Portfolio's assets since January 1999.

                                          MORGAN STANLEY INSTITUTIONAL FUND, INC
                                          SHAREHOLDER INFORMATION

SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES


Morgan Stanley & Co. is the exclusive Distributor of Class A shares and Class B shares of each Portfolio. Morgan Stanley & Co. receives no compensation from the Fund for distributing Class A shares of the Portfolios. The Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, each Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


ABOUT NET ASSET VALUE


The net asset value ("NAV") per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolios may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.


PRICING OF PORTFOLIO SHARES


You may buy or sell (redeem) Class A and Class B shares of each Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolios as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time").

HOW TO PURCHASE SHARES

You may purchase Class A shares and Class B shares of each Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the NYSE is open.

The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of each Portfolio. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, the Fund will notify you. Your account may be subject to involuntary conversion from Class A shares to Class B shares or involuntary redemption in the case of Class B shares if the value of your account remains below the minimum initial investment amount for 60 consecutive days. Morgan Stanley Investment Management may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.

You may arrange to purchase shares directly from the Fund by calling 1-800-548-7786 or by returning a completed Account Registration Form with payment for your purchase. The price you pay will be the NAV calculated at the Pricing Time following receipt of your purchase order and payment.

To purchase shares through the Distributor or a Financial Intermediary, you should contact the Distributor or your Financial Intermediary for details. Generally, the price of shares purchased through a Financial Intermediary is the NAV calculated at the next Pricing Time after the Fund receives your order from your Financial Intermediary. The Distributor and certain Financial Intermediaries have made arrangements with the Fund so that you may purchase shares at the NAV calculated at the next Pricing Time after the Distributor or your Financial Intermediary receives your purchase order. Your Financial Intermediary may charge an additional service or transaction fee.

HOW TO REDEEM SHARES

You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.


Shares of the European Real Estate and Asian Real Estate Portfolios redeemed within 60 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. The Fund may waive the redemption fee in certain instances, including when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. The redemption fee is calculated based on and deducted from the redemption proceeds.

                                          MORGAN STANLEY INSTITUTIONAL FUND, INC
                                          SHAREHOLDER INFORMATION

SHAREHOLDER INFORMATION

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, a Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

EXCHANGE FEATURES

You may exchange Portfolio shares for shares of other available portfolios of the Fund. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. Frequent trades in your account(s) can disrupt management of a Portfolio and raise its expenses. Therefore, the Fund may, in its sole discretion, bar a shareholder who trades excessively from making further exchanges or purchases.

DIVIDENDS AND DISTRIBUTIONS


Each Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of quarterly dividends and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES

The dividends and distributions you receive from a Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income, long-term capital gains distributions to individuals are taxed at a maximum rate of 20% regardless of how long you have held your shares, and short-term capital gains distributions are taxed at ordinary income rates. A Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.


If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

The Fund currently consists of the following portfolios:

U.S. EQUITY

Equity Growth Portfolio
Focus Equity Portfolio
MicroCap Portfolio+
Small Company Growth Portfolio
Technology Portfolio
U.S. Equity Plus Portfolio+
U.S. Real Estate Portfolio
Value Equity Portfolio

GLOBAL AND INTERNATIONAL EQUITY

Active International Allocation Portfolio
Asian Real Estate Portfolio
Asian Equity Portfolio
China Growth Portfolio+
Emerging Markets Portfolio
European Value Equity Portfolio
European Real Estate Portfolio
Global Value Equity Portfolio
Gold Portfolio+
International Equity Portfolio*
International Magnum Portfolio
International Small Cap Portfolio
Japanese Value Equity Portfolio
Latin American Portfolio

FIXED INCOME

Emerging Markets Debt Portfolio
Fixed Income Portfolio
Global Fixed Income Portfolio
High Yield Portfolio
Mortgage-Backed Securities Portfolio+
Municipal Bond Portfolio+

MONEY MARKET

Money Market Portfolio
Municipal Money Market Portfolio


*Portfolio is currently closed to new investors
+Portfolio is not operational

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended December 31, 2000 has been audited by Ernst & Young LLP. Fiscal periods prior to January 1, 2000 have been audited by PricewaterhouseCoopers LLP. Ernst & Young LLP's report, along with the Portfolios' financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's December 31, 2000 Annual Report to Shareholders. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Fund at the toll free number noted on the back cover to this Prospectus.

EUROPEAN REAL ESTATE PORTFOLIO

                                                                                                Period from
                                                             Year Ended December 31,            Oct 1, 1997*
                                                     ------------------------------------------
                                                                                                  to Dec 31,
------------------------------------------------------------------------------------------------------------
CLASS A                                                  2000           1999           1998           1997
------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                     $ 9.16         $ 9.58          $ 9.52        $10.00
------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income (Loss)(1)                            0.07          (0.05)           0.12          0.05
Net Realized and Unrealized Gain (Loss) on Investments     1.30          (0.17)           0.33         (0.52)
------------------------------------------------------------------------------------------------------------

Total from Investment Operations                           1.37          (0.22)           0.45         (0.47)
------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                     (0.08)         (0.18)          (0.25)        (0.01)
In Excess of Net Investment Income                        (0.07)         (0.02)          (0.14)            -
------------------------------------------------------------------------------------------------------------
Total Distributions                                       (0.15)         (0.20)          (0.39)        (0.01)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $10.38         $ 9.16          $ 9.58        $ 9.52
------------------------------------------------------------------------------------------------------------
Total Return                                              14.91%         (2.36)%          4.75%        (4.72)%
------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                    $7,766         $9,931         $33,422       $15,177
Ratio of Expenses to Average Net Assets(1)                 1.03%          1.23%           1.03%         1.00%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                               1.00%          1.00%           1.00%          n/a
Ratio of Net Investment Income to Average Net Assets(1)    1.55%          2.33%           1.33%         2.08%**
Portfolio Turnover Rate                                      74%            35%            119%           47%
------------------------------------------------------------------------------------------------------------

(1)Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income             $0.09          $0.01           $0.03         $0.05
   Ratios before expense limitation:
   Expenses to Average Net Assets                          1.90%          1.71%           1.43%         3.05%**
   Net Investment Income (Loss) to Average Net Assets      0.69%          1.85%           0.95%         0.03%**
------------------------------------------------------------------------------------------------------------


 *Commencement of Operations

**Annualized

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

EUROPEAN REAL ESTATE PORTFOLIO

                                                                                                Period from
                                                             Year Ended December 31,            Oct 1, 1997*
                                                     ------------------------------------------
                                                                                                  to Dec 31,
------------------------------------------------------------------------------------------------------------
CLASS B                                                  2000           1999           1998           1997
------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                     $ 9.19         $ 9.61          $ 9.52        $10.00
------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(2)                                   0.18           0.19            0.11          0.02
Net Realized and Unrealized Gain (Loss) on Investments     1.16          (0.43)           0.33         (0.50)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           1.34          (0.24)           0.44         (0.48)
------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                     (0.06)         (0.16)          (0.22)            -
In Excess of Net Investment Income                        (0.06)         (0.02)          (0.13)            -
------------------------------------------------------------------------------------------------------------
Total Distributions                                       (0.12)         (0.18)          (0.35)            -
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $10.41         $ 9.19          $ 9.61        $ 9.52
------------------------------------------------------------------------------------------------------------
Total Return                                              14.55%         (2.61)%          4.60%        (4.76)%
------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                    $1,449         $1,786          $2,531          $789
Ratio of Expenses to Average Net Assets(2)                 1.28%          1.47%           1.28%         1.25%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                               1.25%          1.25%           1.25%          n/a
Ratio of Net Investment Income to Average Net Assets(2)    1.50%          2.35%           1.15%         1.51%**
Portfolio Turnover Rate                                      74%            35%            119%           47%
------------------------------------------------------------------------------------------------------------
(2)Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income             $0.10          $0.04           $0.04         $0.03
   Ratios before expense limitation:
   Expenses to Average Net Assets                          2.15%          1.96%           1.68%         3.12%**
   Net Investment Loss to Average Net Assets               0.61%          1.91%           0.77%        (0.36)%**
------------------------------------------------------------------------------------------------------------

 *Commencement of Operations
**Annualized

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

ASIAN REAL ESTATE PORTFOLIO

                                                              Year Ended December 31,            Period from
                                                      -------------------------------------
                                                                                                Oct 1, 1997*
CLASS A                                                  2000            1999            1998 to Dec 31,1997
------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                     $ 7.90         $ 6.63          $ 7.94        $10.00
------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(1)                                   0.15           0.11            0.26          0.11
Net Realized and Unrealized Gain (Loss) on Investments     0.11           1.50           (1.24)        (2.10)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           0.26           1.61           (0.98)        (1.99)
------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                     (0.13)         (0.32)          (0.33)        (0.07)
In Excess of Net Investment Income                        (0.02)         (0.02)              -             -
------------------------------------------------------------------------------------------------------------
Total Distributions                                       (0.15)         (0.34)          (0.33)        (0.07)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $ 8.01         $ 7.90          $ 6.63        $ 7.94
------------------------------------------------------------------------------------------------------------
Total Return                                               3.44%         24.27%         (11.82)%      (19.92)%
------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                    $2,786         $2,912          $2,447        $2,385
Ratio of Expenses to Average Net Assets(1)                 1.02%          1.01%           1.05%         1.08%**
Ratio of Expenses to Average Net Assets Excluding
   Foreign Tax and Interest Expense                        1.00%          1.00%           1.00%         1.00%**
Ratio of Net Investment Income to Average Net Assets(1)    2.03%          1.64%           2.47%         5.21%**
Portfolio Turnover Rate                                      87%            98%            261%           38%
------------------------------------------------------------------------------------------------------------

(1)Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income             $0.22          $0.15           $0.36         $0.25
   Ratios before expense limitation:
   Expenses to Average Net Assets                          4.04%          3.19%           4.52%        12.95%**
   Net Investment Loss to Average Net Assets              (0.98)%        (0.54)%         (1.00)%       (6.66)%**
------------------------------------------------------------------------------------------------------------

 *Commencement of Operations

**Annualized

                                          MORGAN STANLEY INSTITUTIONAL FUND, INC
                                          FINANCIAL HIGHLIGHTS

ASIAN REAL ESTATE PORTFOLIO

                                                             Year Ended December 31,            Period from
                                                        -------------------------------
                                                                                                Oct 1, 1997*

CLASS B                                                  2000           1999             1998 to Dec 31,1997
------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                     $ 7.93         $ 6.66          $ 8.03        $10.00
------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(2)                                   0.09           0.13            0.12             -
Net Realized and Unrealized Gain (Loss) on Investments     0.16           1.46           (1.16)        (1.97)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           0.25           1.59           (1.04)        (1.97)
------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                     (0.10)         (0.30)          (0.33)            -
In Excess of Net Investment Income                        (0.02)         (0.02)              -             -
------------------------------------------------------------------------------------------------------------
Total Distributions                                       (0.12)         (0.32)          (0.33)            -
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $ 8.06         $ 7.93          $ 6.66        $ 8.03
------------------------------------------------------------------------------------------------------------
Total Return                                               3.29%         23.88%         (12.53)%      (19.70)%
------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                      $484         $1,372            $761            $0+
Ratio of Expenses to Average Net Assets(2)                 1.27%          1.25%           1.38%         1.18%**
Ratio of Expenses to Average Net Assets Excluding
  Foreign Tax and Interest Expense                         1.25%          1.25%           1.25%          n/a
Ratio of Net Investment Income (Loss) to Average
  Net Assets(2)                                            1.56%          1.39%           2.39%         4.24%**
Portfolio Turnover Rate                                      87%            98%            261%           38%
------------------------------------------------------------------------------------------------------------

(2)Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income             $0.34          $0.17           $0.18           n/a
   Ratios before expense limitation:
   Expenses to Average Net Assets                          4.29%          3.10%           5.03%          n/a
   Net Investment Loss to Average Net Assets              (1.36)%        (0.45)%         (1.27)%         n/a
------------------------------------------------------------------------------------------------------------

 *Commencement of Operations
**Annualized

 +Amount is less than $500.

                                          MORGAN STANLEY INSTITUTIONAL FUND, INC
                                          FINANCIAL HIGHLIGHTS

U.S. REAL ESTATE PORTFOLIO

                                                                              Year Ended December 31,
                                                      ----------------------------------------------------------------------
CLASS A                                                  2000            1999           1998            1997          1996
----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                     $11.84          $12.71         $15.38          $14.41        $11.42
----------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(1)                                   0.51            0.81           0.47            0.42          0.37
Net Realized and Unrealized Gain (Loss) on Investments     2.94           (0.98)         (2.32)           3.40          4.02
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           3.45           (0.17)         (1.85)           3.82          4.39
----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                     (0.56)          (0.66)         (0.49)          (0.43)        (0.39)
Net Realized Gain                                         (0.23)              -          (0.10)          (2.16)        (1.01)
In Excess of Net Realized Gain                                -           (0.04)         (0.23)          (0.26)            -
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (0.79)          (0.70)         (0.82)          (2.85)        (1.40)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $14.50          $11.84         $12.71          $15.38        $14.41
----------------------------------------------------------------------------------------------------------------------------
Total Return                                              29.65%          (1.48)%       (12.29)%         27.62%        39.56%
----------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                  $584,263        $311,064       $259,589        $361,549      $210,368
Ratio of Expenses to Average Net Assets(1)                 1.00%           1.00%          1.00%           1.00%         1.00%
Ratio of Net Investment Income to Average Net Assets(1)    4.13%           6.52%          3.33%           2.72%         3.08%
Portfolio Turnover Rate                                      31%             47%           117%            135%          171%
----------------------------------------------------------------------------------------------------------------------------

(1)Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income             $0.00+         $0.00+          $0.00+          $0.01         $0.02
   Ratios before expense limitation:
   Expenses to Average Net Assets                          1.01%           1.02%          1.04%           1.04%         1.14%
   Net Investment Income to Average Net Assets             4.11%           6.51%          3.30%           2.68%         2.93%
----------------------------------------------------------------------------------------------------------------------------


+ Amount is less than $0.01 per share.

                                          MORGAN STANLEY INSTITUTIONAL FUND, INC
                                          FINANCIAL HIGHLIGHTS

U.S. REAL ESTATE PORTFOLIO

                                                                        Year Ended December 31,              Period from
                                                     -------------------------------------------------
                                                                                                             Jan 2, 1996*
CLASS B                                                   2000            1999          1998++          1997 to Dec 31, 1996
----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                     $11.80          $12.67         $15.34          $14.39        $11.50
----------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(2)                                   0.49            0.82           0.47            0.47          0.35
Net Realized and Unrealized Gain (Loss) on Investments     2.92           (1.02)         (2.35)           3.29          3.92
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           3.41           (0.20)         (1.88)           3.76          4.27
----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                     (0.53)          (0.63)         (0.46)          (0.39)        (0.37)
Net Realized Gain                                         (0.23)              -          (0.10)          (2.16)        (1.01)
In Excess of Net Realized Gain                                -           (0.04)         (0.23)          (0.26)            -
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (0.76)          (0.67)         (0.79)          (2.81)        (1.38)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $14.45          $11.80         $12.67          $15.34        $14.39
----------------------------------------------------------------------------------------------------------------------------
Total Return                                              29.36%          (1.73)%       (12.52)%         27.21%        38.23%
----------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                   $20,235         $13,418        $13,523         $21,231        $8,734
Ratio of Expenses to Average Net Assets(2)                 1.25%           1.25%          1.25%           1.25%         1.25%**
Ratio of Net Investment Income to Average Net Assets(2)    3.83%           6.13%          3.23%           3.49%         2.91%**
Portfolio Turnover Rate                                      31%             47%           117%            135%          171%
----------------------------------------------------------------------------------------------------------------------------

(2)Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income             $0.00+          $0.00+         $0.01           $0.00+        $0.02
   Ratios before expense limitation:
   Expenses to Average Net Assets                          1.26%           1.27%          1.29%           1.28%         1.37%**
   Net Investment Income to Average Net Assets             3.81%           6.12%          3.20%           3.46%         2.79%**
----------------------------------------------------------------------------------------------------------------------------


    *The Portfolio began offering Class B Shares on January 2, 1996.


   **Annualized


    +Amount is less than $0.01 per share.


   ++Per share amounts for the year ended December 31, 1998 are based on average shares outstanding.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         REGISTRATION FORM

ACCOUNT REGISTRATION FORM


EUROPEAN REAL ESTATE PORTFOLIO
ASIAN REAL ESTATE PORTFOLIO
U.S. REAL ESTATE PORTFOLIO

ACCOUNT INFORMATION

If you need assistance in filling out this form for Morgan Stanley Institutional Fund, Inc., please contact your Morgan Stanley representative or call us toll free 1-800-548-7786. Please print all items except signature, and mail to the Fund at the address on the back cover. Fill in where appropriate below.

REGISTRATION
/ / INDIVIDUAL

First Name
-----------------------------------------------
Middle Initial
-----------------------------------------------
Last Name
-----------------------------------------------

/ / JOINT TENANTS
(RIGHTS OF SURVIVORSHIP PRESUMED UNLESS TENANCY
IN COMMON IS INDICATED)

First Name
-----------------------------------------------
Middle Initial
-----------------------------------------------
Last Name
-----------------------------------------------

/ / CORPORATIONS, TRUSTS AND OTHERS

Please call the Fund for additional documents that may be required to set up an account and to authorize transactions.

-----------------------------------------------

-----------------------------------------------

Type of Registration:
/ / Incorporated
/ / Unincorporated Association
/ / Partnership
/ / Uniform Gift/Transfer to Minor
(ONLY ONE CUSTODIAN AND MINOR PERMITTED)
/ / Trust
/ / Other (specify)


MAILING ADDRESS
Please fill in completely, including telephone number(s).

/ / UNITED STATES CITIZEN
/ / RESIDENT ALIEN

Street or P.O. Box

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------
City
-----------------------------------------------
State
-----------------------------------------------
Zip Code
-----------------------------------------------

Home Tel. No.


-----------------------------------------------
Business Tel. No.
-----------------------------------------------

/ / NON-RESIDENT ALIEN

Permanent Address (WHERE YOU RESIDE PERMANENTLY
FOR TAX PURPOSES)

Street or P.O. Box
-----------------------------------------------

-----------------------------------------------

-----------------------------------------------

City
-----------------------------------------------
Country
-----------------------------------------------
Zip Code
-----------------------------------------------

Home Tel. No.


-----------------------------------------------
Business Tel. No.
-----------------------------------------------

Current Mailing Address (If different from
Permanent Address)

Street or P.O. Box
-----------------------------------------------

-----------------------------------------------

-----------------------------------------------
City
-----------------------------------------------
State
-----------------------------------------------
Zip Code
-----------------------------------------------

Home Tel. No.


-----------------------------------------------
Business Tel. No.
-----------------------------------------------

TAXPAYER IDENTIFICATION NUMBER

Enter your Taxpayer Identification Number.
For most individual taxpayers, this is your Social Security Number.

/ / INDIVIDUAL

Taxpayer Identification
Number ("TIN")
-----------------------------------------------

or

Social Security
Number ("SSN")
-----------------------------------------------

/ / JOINT TENANTS

(RIGHTS OF SURVIVORSHIP PRESUMED UNLESS TENANCY
IN COMMON IS INDICATED)

Taxpayer Identification
Number ("TIN")
-----------------------------------------------

or

Social Security
Number ("SSN")
-----------------------------------------------

Taxpayer Identification
Number ("TIN")
-----------------------------------------------

or

Social Security
Number ("SSN")
-----------------------------------------------

For Custodian account of a minor (Uniform
Gifts/Transfers to Minor Acts), give the SSN of the minor.

IMPORTANT TAX INFORMATION

You (as a payee) are required by
law to provide us (as payor) with
your correct TIN(s) or SSN(s).
Accounts that have a missing or
incorrect TIN(s) or SSN(s) will be
subject to backup withholding at a
31% rate on dividends,
distributions and other payments.
If you have not provided us with
your correct TIN(s) or SSN(s), you
may be subject to a $50 penalty
imposed by the Internal Revenue
Service ("IRS"). Backup withholding
is not an additional tax; the tax
liability of persons subject to
backup withholding will be reduced
by the amount of tax withheld. If
withholding results in an
overpayment of taxes, a refund may
be obtained. You may be notified
that you are subject to backup
withholding under Section
3406(a)(1)(C) of the Internal
Revenue Code because you have
underreported interest or dividends
or you were required to, but failed
to, file a return which would have
included a reportable interest or
dividend payment.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         REGISTRATION FORM

PORTFOLIO AND CLASS SECTION

Class A shares minimum $500,000 for
each Portfolio and Class B shares
minimum $100,000 for each
Portfolio.

Please indicate Portfolio, class
and amount for purchase of the
following Portfolio(s):

EUROPEAN REAL ESTATE PORTFOLIO
/ / Class A Shares (001) $
-----------------------------------------------
/ / Class B Shares (002) $
-----------------------------------------------

ASIAN REAL ESTATE PORTFOLIO
/ / Class A Shares (051) $
-----------------------------------------------
/ / Class B Shares (099) $
-----------------------------------------------

U.S. REAL ESTATE PORTFOLIO
/ / Class A Shares (085) $
-----------------------------------------------
/ / Class B Shares (089) $
-----------------------------------------------

Total Initial Investment $
-----------------------------------------------


METHOD OF INVESTMENT
Please indicate Portfolio and manner of payment.

/ / Check

(MAKE CHECK PAYABLE TO MORGAN STANLEY
INSTITUTIONAL FUND, INC. - PORTFOLIO NAME)

/ / Exchange $
-----------------------------------------------

From

Name of Portfolio
-----------------------------------------------
Account Number
-----------------------------------------------

Account previously established by:
/ /  Phone exchange
/ /  Wire on
-----------------------------------------------

Date
-----------------------------------------------

Account Number
-----------------------------------------------
(PREVIOUSLY ASSIGNED BY THE FUND)

DISTRIBUTION OPTION

Income dividends and capital gains
distributions (if any) to be
reinvested in additional shares
unless either box below is checked.

/ / Income dividends to be paid in cash, capital gains distributions (if any) in shares.

/ / Income dividends and capital gains
distributions (if any) to be paid in cash.

TELEPHONE REDEMPTION

Please select at time of initial application if you wish to redeem or exchange shares by telephone. A SIGNATURE GUARANTEE IS REQUIRED IF
YOUR BANK ACCOUNT IS NOT REGISTERED IDENTICALLY
TO YOUR FUND ACCOUNT. TELEPHONE REQUESTS FOR
REDEMPTIONS OR EXCHANGES WILL NOT BE HONORED
UNLESS THE BOX IS CHECKED.


/ / I/we hereby authorize the Fund and its agents to honor any telephone requests to wire redemption proceeds to the commercial bank indicated below and/or mail redemption proceeds to the name and address in which my/our Fund
Account is registered if such requests are believed to be authentic.

The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Name of Commercial Bank
(Not Savings Bank)
-----------------------------------------------
Bank Account Number
-----------------------------------------------
Bank ABA Number
-----------------------------------------------
Name(s) in which
your bank account
is established
-----------------------------------------------
Bank's Street Address
-----------------------------------------------
City
-----------------------------------------------
State
-----------------------------------------------
Zip code
-----------------------------------------------

INTERESTED PARTY OPTION

/ / In addition to the account statement sent to my/our registered address, I/we hereby authorize the Fund to mail duplicate statements to the name and address provided below.

Name
-----------------------------------------------
Street or P.O. Box
-----------------------------------------------
City
-----------------------------------------------
State
-----------------------------------------------
Zip Code
-----------------------------------------------

DEALER INFORMATION

Representative Name
-----------------------------------------------
Representative Number
-----------------------------------------------
Branch Number
-----------------------------------------------

SIGNATURE OF ALL HOLDERS
AND TAXPAYER CERTIFICATION

The undersigned certify that I/we have full authority and legal capacity to purchase and redeem shares of the Fund and affirm that I/we have received a current Prospectus of Morgan
Stanley Institutional Fund, Inc. and agree to be bound by its terms. By signing this application, I/we hereby certify under penalties of perjury that the information on this application is complete and correct and that as required by federal law (please check applicable boxes below):

U.S. CITIZEN(S)/TAXPAYER(S):

/ / I/We certify that (1) the number(s) shown above on this form is/are the correct SSN(s) or TIN(s) and (2) I am/we are not subject to any backup withholding either because (a) I am/we are exempt from backup withholding; (b) I/we have not been notified by the IRS that I am/we are subject to backup withholding as a result of a failure to report all interest or dividends;
or (c) the IRS has notified me/us that I am/we are no longer subject to backup withholding. n
If no TIN(s) or SSN(s) has/have been provided above, I/we have applied, or intend to apply, to the IRS or the Social Security Administration for a TIN or a SSN and I/we understand that if I/we do not provide either number to J.P. Morgan
Investor Services Co. ("J.P. Morgan") within 60 days of the date of this application or if I/we fail to furnish my/our correct SSN(s) or TIN(s), I/we may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9). You may request such form by calling J.P. Morgan at 800-548-7786.

NON-U.S. CITIZEN(S)/TAXPAYER(S):

/ / Under penalties of perjury, I/we certify that I am/we are not U.S. citizens or residents and I am/we are exempt foreign persons as defined by the IRS. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGN HERE
(IF JOINT ACCOUNT, BOTH MUST SIGN)

Signature
-----------------------------------------------
Date
-----------------------------------------------
Signature
-----------------------------------------------
Date
-----------------------------------------------

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         ADDITIONAL INFORMATION


WHERE TO FIND ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2001, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

SHAREHOLDER REPORTS
The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about each Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during that period.

For additional Fund information, including information regarding investments comprising the Fund's Portfolios, please call 1-800-548-7786. You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090; (2) On-line: you may retrieve information from the EDGAR Database on the Commission's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.


Morgan Stanley Institutional Fund, Inc.
P.O. Box 2798
Boston, Massachusetts 02208-2798.

                                                                      PROSPECTUS

MORGAN STANLEY INSTITUTIONAL FUND, INC.


May 1, 2001

EQUITY GROWTH PORTFOLIO
The Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.
--------------------------------------------------------------------------------

FOCUS EQUITY PORTFOLIO
The Focus Equity Portfolio seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO
The Small Company Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies.
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO
The Value Equity Portfolio seeks high total return by investing primarily in equity securities that the investment adviser believes to be undervalued relative to the stock market in general at the time of purchase.
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO
The Technology Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries.
--------------------------------------------------------------------------------

INVESTMENT ADVISER
MORGAN STANLEY
INVESTMENT MANAGEMENT INC.

DISTRIBUTOR
MORGAN STANLEY & CO. INCORPORATED

Morgan Stanley Institutional Fund, Inc. (the "Fund") is a no-load mutual fund that is designed to meet the investment needs of discerning investors who place a premium on quality and personal service. The Fund makes available to institutional investors a series of portfolios which benefit from the investment expertise and commitment to excellence associated with Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management") and its affiliates. This Prospectus offers Class A and Class B shares of the portfolios listed above (each a "Portfolio" and collectively the "Portfolios").

The Securities and Exchange Commission (the "Commission") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

INVESTMENT SUMMARY                             1
------------------------------------------------
Equity Growth Portfolio                        1
------------------------------------------------
Focus Equity Portfolio                         2
------------------------------------------------
Small Company Growth Portfolio                 3
------------------------------------------------
Value Equity Portfolio                         4
------------------------------------------------
Technology Portfolio                           5
------------------------------------------------
Additional Risk Factors and Information        6
------------------------------------------------
FEES AND EXPENSES OF THE PORTFOLIOS            8
------------------------------------------------
FUND MANAGEMENT                               10
------------------------------------------------
SHAREHOLDER INFORMATION                       12
------------------------------------------------
FINANCIAL HIGHLIGHTS                          14
------------------------------------------------
Equity Growth Portfolio                       14
------------------------------------------------
Focus Equity Portfolio                        16
------------------------------------------------
Small Company Growth Portfolio                18
------------------------------------------------
Value Equity Portfolio                        20
------------------------------------------------
Technology Portfolio                          22
------------------------------------------------
ACCOUNT REGISTRATION FORM
------------------------------------------------

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY

EQUITY GROWTH PORTFOLIO

OBJECTIVE

The Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

APPROACH

Morgan Stanley Investment Management seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Portfolio invests primarily in companies with market capitalizations of $10 billion or more that exhibit strong earnings growth. Morgan Stanley Investment Management emphasizes individual security selection and may focus the Portfolio's holdings within the limits permissible for a diversified fund.

PROCESS

Morgan Stanley Investment Management follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley Investment Management focuses on companies with consistent or rising earnings growth records and compelling business strategies. Morgan Stanley Investment Management continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, Morgan Stanley Investment Management closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities.


RISKS


Investing in the Equity Growth Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities in the hope of earning superior returns. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, large-capitalization growth-oriented equity securities, may underperform relative to other sectors or the overall market.


PERFORMANCE (CLASS A SHARES)
COMMENCED OPERATIONS ON APRIL 2, 1991

[CHART]

1992                   7.13%
1993                   4.33%
1994                   3.26%
1995                  45.02%
1996                  30.97%
1997                  31.32%
1998                  19.04%
1999                  39.89%
2000                 -11.78%

HIGH (QUARTER)      Q4 '98    22.67%
LOW (QUARTER)       Q3 '98   -16.09%


AVERAGE ANNUAL TOTAL RETURN (for the year ended December 31, 2000)


                                                   Past One   Past Five     Since
                                                     Year       Years     Inception
-----------------------------------------------------------------------------------
CLASS A (commenced operations on April 2, 1991)     -11.78%    20.37%      17.38%
-----------------------------------------------------------------------------------
S&P 500 Index*                                       -9.12%    18.32%      16.06%
-----------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)   -12.01%      n/a       19.95%
-----------------------------------------------------------------------------------
S&P 500 Index*                                       -9.12%      n/a       18.16%
-----------------------------------------------------------------------------------


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

* The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries, chosen mainly for market size, liquidity and industry group representation.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY

FOCUS EQUITY PORTFOLIO

OBJECTIVE


The Focus Equity Portfolio seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

APPROACH

Morgan Stanley Investment Management seeks to maximize capital appreciation by investing primarily in growth-oriented equity securities of U.S., and to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Portfolio invests primarily in companies with market capitalizations of $10 billion or more that exhibit strong earnings growth. Morgan Stanley Investment Management emphasizes individual security selection. The Portfolio generally concentrates its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer.

PROCESS

Morgan Stanley Investment Management follows a flexible investment program in looking for companies with above average capital appreciation potential. Fundamental equity research drives the process. Morgan Stanley Investment Management focuses on companies with consistent or rising earnings growth records and compelling business strategies. Morgan Stanley Investment Management continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, Morgan Stanley Investment Management closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. Morgan Stanley Investment Management's concentration in a relatively small number of companies may lead to an emphasis on particular industry sectors. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities.


RISKS


Investing in the Focus Equity Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities in the hope of earning superior returns. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, large-capitalization growth-oriented equity securities, may underperform relative to other sectors or the overall market.


The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.


PERFORMANCE (CLASS A SHARES)
COMMENCED OPERATIONS ON MARCH 8, 1995

[CHART]

1996               40.90%
1997               33.31%
1998               15.35%
1999               46.44%
2000              -11.66%

HIGH (QUARTER)    Q4 '98   26.17%
---------------------------------
LOW (QUARTER)     Q3 '98  -19.27%


AVERAGE ANNUAL TOTAL RETURN (for the year ended December 31, 2000)


                                                   Past One   Past Five     Since
                                                     Year       Years     Inception
-----------------------------------------------------------------------------------
CLASS A (commenced operations on March 8, 1995)     -11.66%    22.89%      26.66%
S&P 500 Index*                                       -9.12%    18.32%      20.92%
CLASS B (commenced operations on January 2, 1996)   -11.89%      n/a       22.45%
S&P 500 Index*                                       -9.12%      n/a       18.16%


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

* The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries, chosen mainly for market size, liquidity and industry group representation.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY

SMALL COMPANY GROWTH PORTFOLIO

OBJECTIVE

The Small Company Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies.

APPROACH

Morgan Stanley Investment Management seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies. Morgan Stanley Investment Management selects issues from a universe comprised of small cap companies, most with market capitalization of generally less than $2.5 billion.

PROCESS

Morgan Stanley Investment Management invests in companies that it believes are underfollowed by market analysts and that exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The process for investing is research intensive and Morgan Stanley Investment Management focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. Morgan Stanley Investment Management closely tracks companies' earnings quality through detailed financial modeling to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, Morgan Stanley Investment Management utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Portfolio. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities of small companies.


RISKS


Investing in the Small Company Growth Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of growth-oriented small companies in the hope of earning superior returns. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, growth-oriented equity securities of small companies, may underperform relative to other sectors or the overall market.

The risk of investing in equity securities is intensified in the case of the small companies in which the Portfolio will invest. Market prices for such companies' equity securities tend to be more volatile than those of larger, more established companies. Such companies may themselves be more vulnerable to economic or company specific problems. Because of high valuations placed on companies with growth prospects within certain sectors, such as technology, biotechnology and internet, the Portfolio may own securities of companies that have significant market capitalizations despite a general lack of operating history and/or positive earnings.

PERFORMANCE (CLASS A SHARES)
Commenced operations on Nov. 1, 1989

[CHART]

1991                 66.79%
1992                -11.03%
1993                  0.00%
1994                 -0.62%
1995                 33.31%
1996                  3.72%
1997                 11.36%
1998                 27.54%
1999                 96.45%
2000                 -6.64%

HIGH (QUARTER)     Q4 '99   48.70%
----------------------------------
LOW (QUARTER)      Q3 '90  -22.43%


AVERAGE ANNUAL TOTAL RETURN (for the year ended December 31, 2000)


                                       Past One    Past Five  Past Ten      Since
                                         Year        Years      Years     Inception
--------------------------------------------------------------------------------------
CLASS A (commenced operations
  on November 1, 1989)                   -6.64%      21.99%     18.17%      17.14%
--------------------------------------------------------------------------------------
Russell 2000 Growth Index*              -22.43%       7.14%     12.80%       9.70%***
--------------------------------------------------------------------------------------
Russell 2000 Index**                     -3.02%      10.31%     15.53%      11.70%
--------------------------------------------------------------------------------------
CLASS B (commenced operations
   on January 2, 1996)                   -6.81%        n/a        n/a       21.67%
--------------------------------------------------------------------------------------
Russell 2000 Growth Index*              -22.43%        n/a        n/a        7.13%***
--------------------------------------------------------------------------------------
Russell 2000 Index**                     -3.02%        n/a        n/a       10.27%
--------------------------------------------------------------------------------------


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees, which would lower the indices' performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


* The Russell 2000 Growth Index is a market capitalization-weighted index comprised of those companies of the Russell 2000 Index with higher forecasted growth values and higher price-to-book ratios.


** The Russell 2000 Index is an unmanaged index comprised of 2000 of the smallest companies in the Russell 3000 Index and represents approximately 11% of the approximately 98% of the investible U.S. equity market.


*** The inception dates for the Russell 2000 Growth Index for Class A and Class B shares are November 30, 1989 and January 31, 1996, respectively.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY

VALUE EQUITY PORTFOLIO

OBJECTIVE


The Value Equity Portfolio seeks high total return by investing primarily in equity securities that Morgan Stanley Investment Management believes to be undervalued relative to the stock market in general at the time of purchase.

APPROACH

Morgan Stanley Investment Management seeks to construct a diversified portfolio of equity securities of U.S. and, to a limited extent, foreign issuers that will outperform the market over the long term. Morgan Stanley Investment Management emphasizes a bottom-up approach to investing that seeks to identify securities of undervalued issuers.

PROCESS

The selection process focuses on companies with below average price-to-earnings and price-to-book value ratios. Morgan Stanley Investment Management conducts additional fundamental analysis to ascertain financial soundness. The Portfolio then purchases securities of companies that research indicates sell below their estimated value. The Portfolio will typically sell securities when prices revert to Morgan Stanley Investment Management's estimated value.


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities.


RISKS


Investing in the Value Equity Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities of U.S. issuers in the hope of earning superior returns. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, undervalued equity securities of large-capitalization companies, may underperform relative to other sectors or the overall market.


PERFORMANCE (CLASS A SHARES)
Commenced operations on Jan. 31, 1990

[CHART]

1991                    23.60%
1992                    10.17%
1993                    15.14%
1994                    -1.29%
1995                    33.69%
1996                    19.73%
1997                    29.20%
1998                     8.79%
1999                    11.63%
2000                    18.08%

HIGH (QUARTER)        Q4 '98       18.45%
------------------------------------------
LOW (QUARTER)         Q3 '98      -17.09%


AVERAGE ANNUAL TOTAL RETURN (for the year ended December 31, 2000)


                                       Past One    Past Five  Past Ten      Since
                                         Year        Years      Years     Inception
--------------------------------------------------------------------------------------
CLASS A (commenced operations
  on January 31, 1990)                  18.08%      17.28%     16.46%      14.30%
--------------------------------------------------------------------------------------
Russell 1000 Value Index*                7.02%      16.91%     17.34%      15.57%
--------------------------------------------------------------------------------------
S&P 500 Index**                         -9.12%      18.32%     17.45%      16.28%
--------------------------------------------------------------------------------------
CLASS B (commenced operations
  on January 2, 1996)                   17.92%        n/a        n/a       16.79%
--------------------------------------------------------------------------------------
Russell 1000 Value Index*                7.02%        n/a        n/a       16.78%
--------------------------------------------------------------------------------------
S&P 500 Index**                         -9.12%        n/a        n/a       18.16%
--------------------------------------------------------------------------------------


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees, which would lower the indices' performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


* The Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.


** The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries, chosen mainly for market size, liquidity and industry group representation.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY

TECHNOLOGY PORTFOLIO

OBJECTIVE


The Technology Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies that Morgan Stanley Investment Management expects will benefit from their involvement in technology and technology-related industries.

APPROACH

Morgan Stanley Investment Management seeks to maximize long-term capital appreciation by identifying significant long-term technology trends and by investing primarily in companies Morgan Stanley Investment Management believes are positioned to benefit materially from these trends.

PROCESS

Morgan Stanley Investment Management extensively researches technology trends in order to identify industry sectors and issuers with strong prospects and leading market position. The Portfolio invests in a broad range of technology-related industries, including: computers; software and peripheral products; electronics; communications equipment and services; entertainment; multimedia; and information services. Morgan Stanley Investment Management looks to invest in issuers with strong management teams, reasonable valuation relative to growth prospects and whose competitors face sustainable barriers to market entry. The Portfolio may participate in the global technology market by investing up to 35% of its total assets in the equity or fixed income securities of foreign issuers, including those located in emerging markets. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities of companies that Morgan Stanley Investment Management expects will benefit from their involvement in technology and technology-related industries.


RISKS


Investing in the Technology Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities of companies in the technology sector in the hope of earning superior returns. Because the Portfolio invests primarily in technology-related issuers, there is an additional risk that economic events may affect a substantial portion of the Portfolio's investments. Historically, the price of securities in this sector have tended to be volatile. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect a particular issuer (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, equity securities of technology-related issuers, may underperform relative to other sectors or the overall market.


The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified. The Portfolio may invest in the equity securities of any size company. While Morgan Stanley Investment Management believes that smaller companies may provide greater growth potential than larger, more established firms, investing in the securities of smaller companies also involves greater risk and price volatility.


PERFORMANCE (CLASS A SHARES)
Commenced operations on Sept. 16, 1996


1997                          37.27%
1998                          53.90%
1999                         160.62%
2000                         -22.67%

HIGH (QUARTER)           Q4 '99       69.79%
--------------------------------------------
LOW (QUARTER)            Q4 '00      -22.43%


AVERAGE ANNUAL TOTAL RETURN (for the year ended December 31, 2000)


                                                              Past One      Since
                                                                Year      Inception
------------------------------------------------------------------------------------
CLASS A (commenced operations on September 16, 1996)           -22.67%     42.42%
------------------------------------------------------------------------------------
NASDAQ Composite Index*                                        -39.29%     18.47%
------------------------------------------------------------------------------------
S&P 500 Index**                                                 -9.12%     18.29%
------------------------------------------------------------------------------------
CLASS B (commenced operations on September 16, 1996)           -22.86%     42.13%
------------------------------------------------------------------------------------
NASDAQ Composite Index*                                        -39.29%     18.47%
------------------------------------------------------------------------------------
S&P 500 Index**                                                 -9.12%     18.29%
------------------------------------------------------------------------------------


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees, which would lower the indices' performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


* The Nasdaq Composite Index is a market capitalization-weighted index comprised of all common stocks listed on The NASDAQ Stock Market.


** The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries, chosen mainly for market size, liquidity and industry group representation.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY

ADDITIONAL RISK FACTORS AND INFORMATION

THIS SECTION DISCUSSES ADDITIONAL RISK FACTORS AND INFORMATION RELATING TO THE PORTFOLIOS. THE PORTFOLIOS' INVESTMENT PRACTICES AND LIMITATIONS ARE DESCRIBED IN MORE DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), WHICH LEGALLY IS A PART OF THIS PROSPECTUS. FOR DETAILS ON HOW TO OBTAIN A COPY OF THE SAI AND OTHER REPORTS AND INFORMATION, SEE THE BACK COVER OF THIS PROSPECTUS.

PRICE VOLATILITY

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

FOREIGN INVESTING

To the extent that a Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolios' securities, including underlying securities represented by depositary receipts generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of a Portfolio's investments. These changes may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These risks may be intensified for the Technology Portfolio's investments in emerging market countries. These countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries.


DERIVATIVES

The Portfolios may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

The primary risks of derivatives are: (i) changes in the market value of securities held by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and
(iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, a Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, a Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If a Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.


A Portfolio will limit its use of derivatives for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivatives. While the use of derivatives may be advantageous to a Portfolio, if Morgan Stanley Investment Management is not successful in employing them, the Portfolio's performance may be worse than if it did not make such investments. See the SAI for more about the risks of different types of derivatives.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY


ADDITIONAL RISK FACTORS AND INFORMATION


INITIAL PUBLIC OFFERINGS


The Portfolios may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

INVESTMENT DISCRETION

In pursuing the Portfolios' investment objectives, Morgan Stanley Investment Management has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading stategies it uses. For example, Morgan Stanley Investment Management may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

BANK INVESTORS

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS

When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If Morgan Stanley Investment Management incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

PORTFOLIO TURNOVER

Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Focus Equity, Small Company Growth and Technology Portfolios may engage in frequent trading of securities to achieve their investment objectives.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FEES AND EXPENSES OF THE PORTFOLIOS

FEES AND EXPENSES OF THE PORTFOLIOS

The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Portfolios do not charge any sales loads or similar fees when you purchase or redeem shares. The Annual Fund Operating Expenses in the table do not reflect voluntary fee waivers, which are described in the footnotes, and/or expense reimbursements from Morgan Stanley Investment Management.


2000 ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)*


                           Equity       Focus   Small Company   Value
                           Growth      Equity      Growth      Equity    Technology
                          Portfolio   Portfolio   Portfolio   Portfolio   Portfolio
-----------------------------------------------------------------------------------
MANAGEMENT FEES
-----------------------------------------------------------------------------------
Class A                     0.60%       0.80%       1.00%       0.50%       1.00%
-----------------------------------------------------------------------------------
Class B                     0.60%       0.80%       1.00%       0.50%       1.00%
-----------------------------------------------------------------------------------
12b-1 FEE
-----------------------------------------------------------------------------------
Class A                     None        None        None        None        None
-----------------------------------------------------------------------------------
Class B                     0.25%       0.25%       0.25%       0.25%       0.25%
-----------------------------------------------------------------------------------
OTHER EXPENSES
-----------------------------------------------------------------------------------
Class A                     0.20%       0.24%       0.30%       0.31%       0.29%
-----------------------------------------------------------------------------------
Class B                     0.20%       0.24%       0.30%       0.31%       0.29%
-----------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
-----------------------------------------------------------------------------------
Class A                     0.80%       1.04%       1.30%       0.81%       1.29%
-----------------------------------------------------------------------------------
Class B                     1.05%       1.29%       1.55%       1.06%       1.54%
-----------------------------------------------------------------------------------


* The Management Fees for the Portfolios shown in the table above are the highest that could be charged. This table does not show the effects of Morgan Stanley Investment Management's voluntary fee waivers and/or expense reimbursements. Morgan Stanley Investment Management has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio, so that total annual operating expenses will not exceed 0.80% for Class A shares and 1.05% for Class B shares of the Equity Growth Portfolio; 1.00% for Class A shares and 1.25% for Class B shares of the Focus Equity Portfolio; 1.10% for Class A shares and 1.35% for Class B shares of the Small Company Growth Portfolio; 0.70% for Class A shares and 0.95% for Class B shares of the Value Equity Portfolio; and 1.25% for Class A shares and 1.50% for Class B shares of the Technology Portfolio.


In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing are excluded from annual operating expenses. If these expenses were incurred, the Portfolios' total operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the expense ratios shown above.


For the year ended December 31, 2000, after giving effect to Morgan Stanley Investment Management's voluntary fee waiver and/or expense reimbursement, the total operating expenses incurred by investors in the Equity Growth, Focus Equity and Value Equity Portfolios were the amounts shown in the first paragraph and 1.25% for Class A shares and 1.50% for Class B shares of the Small Company Growth Portfolio. Prior to January 1, 2001, Morgan Stanley Investment Management had voluntarily agreed to waive a portion of its fees and/or reimburse expenses if annual operating expenses exceeded 1.25% for Class A shares and 1.50% for Class B shares of the Small Company Growth Portfolio. The total operating expenses incurred by investors, including certain investment related expenses, were 1.26% for Class A shares and 1.51% for Class B shares of the Technology Portfolio. Excluding investment related expenses, the operating expenses after fee waivers and/or expense reimbursements were 1.25% for Class A shares and 1.50% for Class B shares of the Technology Portfolio.


Fee waivers and/or expense reimbursements are voluntary and Morgan Stanley Investment Management reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FEES AND EXPENSES OF THE PORTFOLIOS


FEES AND EXPENSES OF THE PORTFOLIOS


EXAMPLE


This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds having similar investment objectives.


The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions the table indicates what your costs would be.


                                       1 Year      3 Years     5 Years    10 Years
-----------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO
-----------------------------------------------------------------------------------
Class A                                   $82        $255       $444         $990
-----------------------------------------------------------------------------------
Class B                                  $107        $334       $579       $1,680
-----------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO
-----------------------------------------------------------------------------------
Class A                                  $106        $331       $574       $1,271
-----------------------------------------------------------------------------------
Class B                                  $131        $409       $708       $1,556
-----------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO
-----------------------------------------------------------------------------------
Class A                                  $132        $412       $713       $1,568
-----------------------------------------------------------------------------------
Class B                                  $158        $490       $845       $1,845
-----------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO
-----------------------------------------------------------------------------------
Class A                                   $83        $259       $450       $1,002
-----------------------------------------------------------------------------------
Class B                                  $108        $337       $585       $1,294
-----------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO
-----------------------------------------------------------------------------------
Class A                                  $131        $409       $708       $1,556
-----------------------------------------------------------------------------------
Class B                                  $157        $486       $839       $1,834
-----------------------------------------------------------------------------------

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FUND MANAGEMENT


INVESTMENT ADVISER


Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. At December 31, 2000, Morgan Stanley Investment Management, together with its affiliated institutional asset management companies managed assets of approximately $170.2 billion, including assets under fiduciary advice.

MANAGEMENT FEES

For the year ended December 31, 2000, Morgan Stanley Investment Management received from each Portfolio the management fee set forth in the accompanying table.


MANAGEMENT FEE PAID IN FISCAL YEAR ENDED DECEMBER 31, 2000
(net of waivers and as a percentage of average net assets)


                        Equity Growth    Focus Equity      Small Company     Value Equity    Technology
                          Portfolio       Portfolio      Growth Portfolio      Portfolio      Portfolio
---------------------------------------------------------------------------------------------------------
Class A                     0.60%           0.76%             0.95%              0.39%           0.97%
---------------------------------------------------------------------------------------------------------
Class B                     0.60%           0.76%             0.95%              0.39%           0.97%
---------------------------------------------------------------------------------------------------------

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FUND MANAGEMENT

PORTFOLIO MANAGERS

THE FOLLOWING INDIVIDUALS HAVE PRIMARY DAY-TO-DAY PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE PORTFOLIOS:

EQUITY GROWTH PORTFOLIO

PHILIP FRIEDMAN, WILLIAM AUSLANDER AND PETER DANNENBAUM Philip Friedman, a Managing Director of Morgan Stanley Investment Management and Morgan Stanley & Co., joined Morgan Stanley Investment Management in 1997 and Morgan Stanley & Co. in 1995. Mr. Friedman graduated from Rutgers University with a B.A. (PHI BETA KAPPA AND SUMMA CUM LAUDE) in Economics. He also holds a Masters of Management degree from the J.L. Kellogg School of Management at Northwestern University. William Auslander, a Principal of Morgan Stanley Investment Management, joined Morgan Stanley Investment Management in 1995. Mr. Auslander graduated from the University of Wisconsin at Madison with a B.A. in Economics and received an M.B.A. from Columbia University. Peter Dannenbaum, a Principal of Morgan Stanley Investment Management and Morgan Stanley & Co., joined Morgan Stanley & Co. in 1989 and joined Morgan Stanley Investment Management in 1999. Mr. Dannenbaum graduated from Temple University with a B.B.A. and is a Chartered Financial Analyst. Messrs. Friedman and Auslander have shared primary responsibility for managing the Portfolio's assets since September 1998. Mr. Dannenbaum has shared primary responsibility for managing the Portfolio's assets since February 2001.

FOCUS EQUITY PORTFOLIO

PHILIP FRIEDMAN, WILLIAM AUSLANDER AND JEFFREY ALVINO Information about Philip Friedman and William Auslander is included under the Equity Growth Portfolio. Jeffrey Alvino, a Principal of Morgan Stanley Investment Management, joined Morgan Stanley Investment Management in 1995. Mr. Alvino graduated from Lehigh University with a B.S. in Accounting. He is a Chartered Financial Analyst and a Certified Public Accountant. Messrs. Friedman and Auslander have shared primary responsibility for managing the Portfolio's assets since September 1998. Mr. Alvino has shared primary responsibility for managing the Portfolio's assets since February 2001.

SMALL COMPANY GROWTH PORTFOLIO

ALEXANDER UMANSKY AND DENNIS LYNCH Alexander Umansky, a Principal of Morgan Stanley Investment Management, joined Morgan Stanley Investment Management in 1994. Mr. Umansky graduated from New York University's Stern School of Business with a B.S. in Computer Science and Finance. Dennis Lynch, a Vice President of Morgan Stanley Investment Management, joined Morgan Stanley Investment Management in 1998. Prior to joining Morgan Stanley Investment Management, he worked as a research analyst for JP Morgan Securities from 1994 to 1996. Mr. Lynch earned a B.A. from Hamilton College in 1993 and an M.B.A. with honors from Columbia University in 1998. Messrs. Umansky and Lynch have shared primary responsibility for managing the Portfolio's assets since January 1999.

VALUE EQUITY PORTFOLIO

STEPHEN SEXAUER Stephen Sexauer, a Principal of Morgan Stanley Investment Management, joined Morgan Stanley Investment Management in 1989. Mr. Sexauer received a B.S. in Economics from the University of Illinois and an M.B.A. in Economics and Statistics from the University of Chicago. Mr. Sexauer has had primary responsibility for managing the Portfolio's assets since January 1992.

TECHNOLOGY PORTFOLIO

ALEXANDER UMANSKY AND DENNIS LYNCH Information about Alexander Umansky and Dennis Lynch is included under the Small Company Growth Portfolio. Messrs. Umansky and Lynch have had primary responsibility for managing the Portfolio's assets since September 1998 and December 2000, respectively.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         SHAREHOLDER INFORMATION

SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES


Morgan Stanley & Co. is the exclusive Distributor of Class A shares and Class B shares of each Portfolio. Morgan Stanley & Co. receives no compensation from the Fund for distributing Class A shares of the Portfolios. The Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, each Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ABOUT NET ASSET VALUE

The net asset value ("NAV") per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolios may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.


PRICING OF PORTFOLIO SHARES


You may buy or sell (redeem) Class A and Class B shares of each Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolios as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time").

HOW TO PURCHASE SHARES

You may purchase Class A shares and Class B shares of each Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the NYSE is open.

The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of each Portfolio, except that the minimum initial investment is $250,000 for Class A shares and $50,000 for Class B shares of the Technology Portfolio. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, the Fund will notify you. Your account may be subject to involuntary conversion from Class A shares to Class B shares or involuntary redemption in the case of Class B shares if the value of your account remains below the minimum initial investment amount for 60 consecutive days. Morgan Stanley Investment Management may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.

You may arrange to purchase shares directly from the Fund by calling 1-800-548-7786 or by returning a completed Account Registration Form with payment for your purchase. The price you pay will be the NAV calculated at the Pricing Time following receipt of your purchase order and payment.

To purchase shares through the Distributor or a Financial Intermediary, you should contact the Distributor or your Financial Intermediary for details. Generally, the price of shares purchased through a Financial Intermediary is the NAV calculated at the next Pricing Time after the Fund receives your order from your Financial Intermediary. The Distributor and certain Financial Intermediaries have made arrangements with the Fund so that you may purchase shares at the NAV calculated at the next Pricing Time after the Distributor or your Financial Intermediary receives your purchase order. Your Financial Intermediary may charge an additional service or transaction fee.

HOW TO REDEEM SHARES

You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.


The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, a Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         SHAREHOLDER INFORMATION

SHAREHOLDER INFORMATION

EXCHANGE FEATURES

You may exchange Portfolio shares for shares of other available portfolios of the Fund. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. Frequent trades in your account(s) can disrupt management of a Portfolio and raise its expenses. Therefore, the Fund may, in its sole discretion, bar a shareholder who trades excessively from making further exchanges or purchases.

DIVIDENDS AND DISTRIBUTIONS


It is the policy of each of the Equity Growth, Focus Equity and Value Equity Portfolios to distribute to shareholders substantially all of its net investment income, if any, in the form of a quarterly dividend. It is the policy of each of the Small Company Growth and Technology Portfolios to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend. Each Portfolio's policy is to distribute to shareholders net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES

The dividends and distributions you receive from a Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income, long-term capital gains distributions to individuals are taxed at a maximum rate of 20% regardless of how long you have held your shares, and short-term capital gains distributions are taxed at ordinary income rates. The Fund will tell you annually how to treat dividends and distributions.


If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

The Fund currently consists of the following portfolios:

U.S. EQUITY

Equity Growth Portfolio
Focus Equity Portfolio
MicroCap Portfolio+
Small Company Growth Portfolio
Technology Portfolio
U.S. Equity Plus Portfolio+
U.S. Real Estate Portfolio
Value Equity Portfolio

GLOBAL AND INTERNATIONAL EQUITY

Active International Allocation Portfolio
Asian Real Estate Portfolio
Asian Equity Portfolio
China Growth Portfolio+
Emerging Markets Portfolio
European Value Equity Portfolio
European Real Estate Portfolio
Global Value Equity Portfolio
Gold Portfolio+
International Equity Portfolio*
International Magnum Portfolio
International Small Cap Portfolio
Japanese Value Equity Portfolio
Latin American Portfolio

FIXED INCOME

Emerging Markets Debt Portfolio
Fixed Income Portfolio
Global Fixed Income Portfolio
High Yield Portfolio
Mortgage-Backed Securities Portfolio+
Municipal Bond Portfolio+

MONEY MARKET

Money Market Portfolio
Municipal Money Market Portfolio

*Portfolio is currently closed to new investors
+Portfolio is not operational

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended December 31, 2000 has been audited by Ernst & Young LLP. Fiscal periods prior to January 1, 2000 have been audited by PricewaterhouseCoopers LLP. Ernst & Young LLP's report, along with the Portfolios' financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's December 31, 2000 Annual Report to Shareholders. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Fund at the toll free number noted on the back cover to this Prospectus.

EQUITY GROWTH PORTFOLIO

                                                                               Year Ended December 31,
                                                           ---------------------------------------------------------
CLASS A                                                       2000       1999       1998        1997       1996
--------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period                           $25.04     $19.04      $16.93     $14.94      $14.14
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
Net Investment Income (Loss)(1)                                 (0.01)     (0.02)       0.04       0.06        0.17
Net Realized and Unrealized Gain (Loss) on Investments          (2.76)      7.49        3.17       4.48        4.07
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (2.77)      7.47        3.21       4.54        4.24
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Net Investment Income                                               -          -       (0.03)     (0.06)      (0.17)
In Excess of Net Investment Income                                  -      (0.00)+         -      (0.00)+         -
Net Realized Gain                                               (1.76)     (1.47)      (0.64)     (2.49)      (3.27)
In Excess of Net Realized Gain                                      -          -       (0.43)         -           -
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (1.76)     (1.47)      (1.10)     (2.55)      (3.44)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $20.51     $25.04      $19.04     $16.93      $14.94
--------------------------------------------------------------------------------------------------------------------
Total Return                                                   (11.78)%    39.89%      19.04%     31.32%      30.97%
--------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                        $886,824   $977,005    $784,565   $591,789    $352,703
Ratio of Expenses to Average Net Assets(1)                       0.80%      0.80%       0.80%      0.80%       0.80%
Ratio of Net Investment Income (Loss)
      to Average Net Assets(1)                                   0.79%     (0.10)%      0.22%      0.35%       1.12%
Portfolio Turnover Rate                                            71%        91%        156%       177%        186%
--------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                  $0.00+     $0.00+      $0.00+     $0.00+      $0.01
    Ratios before expense limitation:
    Expenses to Average Net Assets                               0.80%      0.80%       0.80%      0.82%       0.88%
    Net Investment Income (Loss)
       to Average Net Assets                                    (0.06)%    (0.10)%      0.22%      0.33%       1.04%
--------------------------------------------------------------------------------------------------------------------

+ Amount is less than $0.01 per share.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

EQUITY GROWTH PORTFOLIO

                                                                                                        Period from
                                                                     Year Ended December 31,           Jan 2, 1996*
                                                             ------------------------------------------  to Dec 31,
CLASS B                                                          2000       1999       1998        1997        1996
------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period                           $24.90     $18.97      $16.91     $14.92      $14.22
------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
Net Investment Income (Loss)(2)                                 (0.04)     (0.04)       0.00+      0.04        0.13
Net Realized and Unrealized Gain (Loss) on Investments          (2.78)      7.44        3.15       4.46        3.99
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (2.82)      7.40        3.15       4.50        4.12
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Net Investment Income                                               -          -       (0.02)     (0.02)      (0.15)
In Excess of Net Investment Income                                  -      (0.00)+         -          -           -
Net Realized Gain                                               (1.76)     (1.47)      (0.64)     (2.49)      (3.27)
In Excess of Net Realized Gain                                      -          -       (0.43)         -           -
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (1.76)     (1.47)      (1.09)     (2.51)      (3.42)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $20.32     $24.90      $18.97     $16.91      $14.92
------------------------------------------------------------------------------------------------------------------------
Total Return                                                   (12.01)%    39.61%      18.71%     31.05%      29.92%
------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                        $350,556   $246,889     $88,330    $27,879      $5,498
Ratio of Expenses to Average Net Assets(2)                       1.05%      1.05%       1.05%      1.05%       1.05%**
Ratio of Net Investment Income (Loss)
    to Average Net Assets(2)                                    (1.04)%    (0.34)%     (0.02)%     0.10%       0.91%**
Portfolio Turnover Rate                                            71%        91%        156%       177%        186%
------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during
    the period:
    Per share benefit to net investment income                  $0.00+     $0.00+      $0.00+     $0.01       $0.01
    Ratios before expense limitation:
    Expenses to Average Net Assets                               1.05%      1.05%       1.05%      1.07%       1.12%**
    Net Investment Income (Loss)
       to Average Net Assets                                    (0.30)%    (0.34)%     (0.20)%     0.80%       0.84%**
------------------------------------------------------------------------------------------------------------------------


 * The Portfolio began offering Class B Shares on January 2, 1996.
** Annualized
 + Amount is less than $0.01 per share.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

FOCUS EQUITY PORTFOLIO

                                                                               Year Ended December 31,
                                                           ---------------------------------------------------------
CLASS A                                                       2000       1999       1998        1997       1996
--------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period                           $19.70     $17.50      $15.78     $14.43      $12.17
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
Net Investment Income (Loss)(1)                                 (0.05)     (0.06)       0.00+      0.01        0.18
Net Realized and Unrealized Gain (Loss) on Investments          (2.05)      7.89        2.42       4.58        4.73
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (2.10)      7.83        2.42       4.59        4.91
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Net Investment Income                                               -          -           -      (0.01)      (0.17)
In Excess of Net Investment Income                                  -          -           -      (0.00)+         -
Net Realized Gain                                               (2.29)     (5.63)      (0.38)     (3.23)      (2.48)
In Excess of Net Realized Gain                                      -          -       (0.32)         -           -
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (2.29)     (5.63)      (0.70)     (3.24)      (2.65)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $15.31     $19.70      $17.50     $15.78      $14.43
--------------------------------------------------------------------------------------------------------------------
Total Return                                                   (11.66)%    46.44%      15.35%     33.31%      40.90%
--------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                        $126,531   $136,128    $130,734   $155,087     $68,480
Ratio of Expenses to Average Net Assets(1)                       1.00%      1.01%       1.01%      1.02%       1.00%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                      n/a       1.00%       1.00%      1.00%        n/a
Ratio of Net Investment Income (Loss)
  to Average Net Assets(1)                                      (0.27)%    (0.33)%      0.01%      0.08%       1.26%
Portfolio Turnover Rate                                            93%       155%        373%       302%        380%
--------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during
    the period:
    Per share benefit to net investment income                  $0.00+     $0.01       $0.01      $0.01       $0.03
    Ratios before expense limitation:
    Expenses to Average Net Assets                               1.04%      1.07%       1.03%      1.08%       1.24%
    Net Investment Income (Loss) to Average Net Assets          (0.29)%    (0.39)%     (0.01)%     0.02%       1.02%
--------------------------------------------------------------------------------------------------------------------


+ Amount is less than $0.01 per share.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

FOCUS EQUITY PORTFOLIO

                                                                                                        Period from
                                                                     Year Ended December 31,           Jan 2, 1996*
                                                             ------------------------------------------  to Dec 31,
CLASS B                                                          2000       1999       1998        1997        1996
------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period                           $19.50     $17.40      $15.72     $14.42      $12.25
------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
Net Investment Income (Loss)(2)                                 (0.08)     (0.08)      (0.06)     (0.01)       0.13
Net Realized and Unrealized Gain (Loss) on Investments          (2.04)      7.81        2.44       4.55        4.67
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (2.12)      7.73        2.38       4.54        4.80
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Net Investment Income                                               -          -           -      (0.01)      (0.15)
In Excess of Net Investment Income                                  -          -           -      (0.00)+         -
Net Realized Gain                                               (2.29)     (5.63)      (0.38)     (3.23)      (2.48)
In Excess of Net Realized Gain                                      -          -       (0.32)         -           -
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (2.29)     (5.63)      (0.70)     (3.24)      (2.63)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $15.09     $19.50      $17.40     $15.72      $14.42
------------------------------------------------------------------------------------------------------------------------
Total Return                                                   (11.89)%    46.13%      15.15%     32.90%      39.72%
------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                         $18,876    $22,168     $16,682    $18,277      $8,805
Ratio of Expenses to Average Net Assets(2)                       1.25%      1.26%       1.26%      1.27%       1.25%**
Ratio of Expenses to Average Net Assets
      Excluding Interest Expense                                 1.25%      1.25%       1.25%      1.25%        n/a
Ratio of Net Investment Income (Loss)
      to Average Net Assets(2)                                  (0.52)%    (0.58)%     (0.26)%    (0.18)%      0.95%**
Portfolio Turnover Rate                                            93%       155%        373%       302%        380%
------------------------------------------------------------------------------------------------------------------------
(2)Effect of voluntary expense limitation during
   the period:
   Per share benefit to net investment income                   $0.00+     $0.01       $0.00+     $0.00+      $0.03
   Ratios before expense limitation:
   Expenses to Average Net Assets                                1.29%      1.32%       1.28%      1.33%       1.47%**
   Net Investment Income (Loss) to Average Net Assets           (0.54)%    (0.64)%     (0.28)%    (0.24)%      0.73%**
------------------------------------------------------------------------------------------------------------------------


 * The Portfolio began offering Class B Shares on January 2, 1996.
** Annualized
 + Amount is less than $0.01 per share.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH PORTFOLIO

                                                                               Year Ended December 31,
                                                           ---------------------------------------------------------
CLASS A                                                       2000       1999       1998        1997       1996
--------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period                           $13.32      $8.07       $7.72     $13.50      $21.49
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
Net Investment Income (Loss)(1)                                 (0.08)     (0.05)       0.09      (0.07)      (0.19)
Net Realized and Unrealized Gain (Loss) on Investments          (0.69)      7.40        1.97       1.09        0.89
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (0.77)      7.35        2.06       1.02        0.70
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Net Investment Income                                               -          -       (0.09)         -           -
Net Realized Gain                                               (1.23)     (2.10)      (1.62)     (6.80)      (8.69)
In Excess of Net Realized Gain                                  (0.33)         -           -          -           -
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (1.56)     (2.10)      (1.71)     (6.80)      (8.69)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $10.99     $13.32       $8.07      $7.72      $13.50
--------------------------------------------------------------------------------------------------------------------
Total Return                                                    (6.64)%    96.45%      27.54%     11.36%       3.72%
--------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                         $89,367    $77,193     $73,276    $57,777     $62,793
Ratio of Expenses to Average Net Assets(1)                       1.25%      1.25%       1.25%      1.25%       1.25%
Ratio of Net Investment Income (Loss)
  to Average Net Assets(1)                                      (0.68)%    (0.59)%      1.06%     (0.87)%     (0.88)%
Portfolio Turnover Rate                                           129%       204%        331%       228%         33%
--------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during
    the period:
    Per share benefit to net investment income                  $0.01      $0.01       $0.01      $0.01       $0.01
    Ratios before expense limitation:
    Expenses to Average Net Assets                               1.30%      1.43%       1.35%      1.34%       1.30%
    Net Investment Income (Loss) to Average Net Assets          (0.73)%    (0.78)%      0.96%     (0.95)%     (0.92)%
--------------------------------------------------------------------------------------------------------------------

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH PORTFOLIO

                                                                                                        Period from
                                                                     Year Ended December 31,           Jan 2, 1996*
                                                             ------------------------------------------  to Dec 31,
CLASS B                                                          2000       1999       1998        1997        1996
------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period                           $13.01      $7.93       $7.63     $13.45      $21.47
------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
Net Investment Income (Loss)(2)                                 (0.10)     (0.08)       0.09      (0.06)      (0.15)
Net Realized and Unrealized Gain (Loss) on Investments          (0.67)      7.26        1.90       1.04        0.82
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (0.77)      7.18        1.99       0.98        0.67
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Net Investment Income                                               -          -       (0.07)         -           -
Net Realized Gain                                               (1.23)     (2.10)      (1.62)     (6.80)      (8.69)
In Excess of Net Realized Gain                                  (0.33)         -           -          -           -
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (1.56)     (2.10)      (1.69)     (6.80)      (8.69)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $10.68     $13.01       $7.93      $7.63      $13.45
------------------------------------------------------------------------------------------------------------------------
Total Return                                                    (6.81)%    95.97%      26.86%     11.13%       3.58%
------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                         $91,069    $14,775      $1,282     $1,313      $3,997
Ratio of Expenses to Average Net Assets(2)                       1.50%      1.50%       1.50%      1.50%       1.50%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets(2)                                      (0.97)%    (0.87)%      0.88%     (1.12)%     (1.09)%**
Portfolio Turnover Rate                                           129%       204%        331%       228%         33%
------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during
    the period:
    Per share benefit to net investment income                  $0.00+     $0.02       $0.01      $0.00+      $0.01
    Ratios before expense limitation:
    Expenses to Average Net Assets                               1.55%      1.66%       1.60%      1.58%       1.54%**
    Net Investment Income (Loss) to Average Net Assets          (1.02)%     1.03%       0.78%     (1.21)%     (1.14)%**
------------------------------------------------------------------------------------------------------------------------


 * The Portfolio began offering Class B Shares on January 2, 1996.
** Annualized
 + Amount is less than $0.01 per share.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

VALUE EQUITY PORTFOLIO

                                                                               Year Ended December 31,
                                                           ---------------------------------------------------------
CLASS A                                                       2000       1999       1998        1997       1996
--------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period                            $9.63    $ 10.78     $ 13.62    $ 13.89     $ 13.94
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
Net Investment Income(1)                                         0.16       0.26        0.20       0.35        0.41
Net Realized and Unrealized Gain (Loss) on Investments           1.54       0.97        0.98       3.51        2.27
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 1.70       1.23        1.18       3.86        2.68
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Net Investment Income                                           (0.16)     (0.17)      (0.21)     (0.35)      (0.41)
Net Realized Gain                                               (0.59)     (2.09)      (3.81)     (3.78)      (2.32)
In Excess of Net Realized Gain                                  (0.26)     (0.12)          -          -           -
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (1.01)     (2.38)      (4.02)     (4.13)      (2.73)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $10.32     $ 9.63     $ 10.78    $ 13.62     $ 13.89
--------------------------------------------------------------------------------------------------------------------
Total Return                                                    18.08%     11.63%       8.79%     29.20%      19.73%
--------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                         $70,454    $46,768     $57,543    $86,054    $106,128
Ratio of Expenses to Average Net Assets(1)                       0.70%      0.73%       0.70%      0.70%       0.70%
Ratio of Expenses to Average Net Assets
    Excluding Interest Expense                                    n/a       0.70%        n/a        n/a         n/a
Ratio of Net Investment Income to Average Net Assets(1)          1.64%      1.25%       1.36%      2.15%       2.62%
Portfolio Turnover Rate                                            62%        80%        153%        36%         42%
--------------------------------------------------------------------------------------------------------------------
(1) Effect of voluntary expense limitation during
    the period:
    Per share benefit to net investment income                  $0.01      $0.03       $0.02      $0.02       $0.01
    Ratios before expense limitation:
    Expenses to Average Net Assets                               0.81%      0.86%       0.82%      0.80%       0.78%
    Net Investment Income to Average Net Assets                  1.54%      1.12%       1.25%      2.06%       2.55%
--------------------------------------------------------------------------------------------------------------------

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

VALUE EQUITY PORTFOLIO

                                                                                                        Period from
                                                                     Year Ended December 31,           Jan 2, 1996*
                                                             ------------------------------------------  to Dec 31,
CLASS B                                                          2000       1999       1998        1997        1996
------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period                            $9.60     $10.76      $13.59     $13.89      $14.06
------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
Net Investment Income(2)                                         0.12       0.20        0.07       0.28        0.29
Net Realized and Unrealized Gain (Loss) on Investments           1.56       0.99        1.08       3.51        2.25
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 1.68       1.19        1.15       3.79        2.54
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Net Investment Income                                           (0.11)     (0.13)      (0.17)     (0.31)      (0.39)
Net Realized Gain                                               (0.59)     (2.02)      (3.81)     (3.78)      (2.32)
In Excess of Net Realized Gain                                  (0.26)     (0.20)          -          -           -
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (0.96)     (2.35)      (3.98)     (4.09)      (2.71)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $10.32     $ 9.60      $10.76     $13.59      $13.89
------------------------------------------------------------------------------------------------------------------------
Total Return                                                    17.92%     11.22%       8.59%     28.70%      18.57%
------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                            $891       $921      $1,045     $2,246      $2,555
Ratio of Expenses to Average Net Assets(2)                       0.95%      0.98%       0.95%      0.95%       0.95%**
Ratio of Expenses to Average Net Assets
    Excluding Interest Expense                                    n/a       0.95%        n/a        n/a         n/a
Ratio of Net Investment Income to Average Net Assets(2)          1.35%      1.01%       1.12%      1.86%       2.33%**
Portfolio Turnover Rate                                            62%        80%        153%        36%         42%
------------------------------------------------------------------------------------------------------------------------
(2) Effect of voluntary expense limitation during
    the period:
    Per share benefit to net investment income                  $0.01      $0.03       $0.02      $0.01       $0.01
    Ratios before expense limitation:
    Expenses to Average Net Assets                               1.06%      1.13%       1.07%      1.04%       1.03%**
    Net Investment Income to Average Net Assets                  1.24%      0.87%       1.01%      1.77%       2.26%**
------------------------------------------------------------------------------------------------------------------------


 * The Portfolio began offering Class B Shares on January 2, 1996.
** Annualized

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

TECHNOLOGY PORTFOLIO

                                                                                                         Period from
                                                                     Year Ended December 31,           Sep 16, 1996*
                                                             ------------------------------------------   to Dec 31,
CLASS A                                                          2000     1999++      1998++       1997         1996
------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period                           $38.91     $17.98      $11.73     $10.71      $10.00
------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income (Loss)(1)                                 (0.34)     (0.28)      (0.13)      0.07       (0.02)
Net Realized and Unrealized Gain (Loss) on Investments          (7.69)     28.07        6.45       3.75        0.73
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (8.03)     27.79        6.32       3.82        0.71
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                               -          -           -      (0.26)          -
Net Realized Gain                                               (5.06)     (6.86)      (0.07)     (1.28)          -
In Excess of Net Realized Gain                                      -          -           -      (1.00)          -
Return of Capital                                                   -          -           -      (0.26)          -
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (5.06)     (6.86)      (0.07)     (2.80)          -
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $25.82     $38.91      $17.98     $11.73      $10.71
------------------------------------------------------------------------------------------------------------------------
Total Return                                                   (22.67)%   160.62%      53.90%     37.27%       7.10%
------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                        $101,588    $82,190     $27,506    $31,788      $3,595
Ratio of Expenses to Average Net Assets(1)                       1.26%      1.26%       1.29%      1.25%       1.25%**
Ratio of Expenses to Average Net Assets
    Excluding Interest Expense                                   1.25%      1.25%       1.25%       n/a         n/a
Ratio of Net Investment Loss to Average Net Assets(1)           (1.05)%    (1.06)%     (0.95)%    (1.07)%     (0.70)%**
Portfolio Turnover Rate                                           150%       250%        265%       622%         77%
------------------------------------------------------------------------------------------------------------------------

(1) Effect of voluntary expense limitation during
    the period:
    Per share benefit to net investment income                  $0.01      $0.00+      $0.07      $0.08       $0.22
    Ratios before expense limitation:
    Expenses to Average Net Assets                               1.29%      1.28%       1.82%      2.47%       8.51%**
    Net Investment Loss to Average Net Assets                   (1.08)%    (1.09)%     (1.47)%    (2.30)%     (7.96)%**
------------------------------------------------------------------------------------------------------------------------


 * Commencement of Operations
** Annualized
 + Amount is less than $0.01 per share.
++ Per share amounts for the years ended December 31, 1999 and 1998 are based on average shares outstanding.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

TECHNOLOGY PORTFOLIO

                                                                                                         Period from
                                                                       Year Ended December 31,         Sep 16, 1996*
                                                             ------------------------------------------   to Dec 31,
CLASS B                                                          2000     1999++      1998++       1997        1996
------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                           $38.69     $17.92      $11.72     $10.71      $10.00
------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income (Loss) (2)                                (0.41)     (0.35)      (0.16)      0.04       (0.02)
Net Realized and Unrealized Gain (Loss) on Investments          (7.64)     27.98        6.43       3.74        0.73
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (8.05)     27.63        6.27       3.78        0.71
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                               -          -           -      (0.25)          -
Net Realized Gain                                               (5.06)     (6.86)      (0.07)     (1.28)          -
In Excess of Net Realized Gain                                      -          -           -      (1.00)          -
Return of Capital                                                   -          -           -      (0.24)          -
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (5.06)     (6.86)      (0.07)     (2.77)          -
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $25.58     $38.69      $17.92     $11.72      $10.71
------------------------------------------------------------------------------------------------------------------------
Total Return                                                   (22.86)%   160.26%      53.52%     36.90%       7.10%
------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                          $6,251     $4,192        $850     $2,394      $1,487
Ratio of Expenses to Average Net Assets (2)                      1.51%      1.51%       1.55%      1.50%       1.50%**
Ratio of Expenses to Average Net Assets
    Excluding Interest Expense                                   1.50%      1.50%       1.50%       n/a         n/a
Ratio of Net Investment Loss to Average Net Assets (2)          (1.30)%    (1.31)%     (1.32)%    (1.41)%     (1.00)%**
Portfolio Turnover Rate                                           150%       250%        265%       622%         77%
------------------------------------------------------------------------------------------------------------------------

(2) Effect of voluntary expense limitation during
    the period:
    Per share benefit to net investment income                  $0.01      $0.00+      $0.07      $0.04       $0.19
    Ratios before expense limitation:
    Expenses to Average Net Assets                               1.54%      1.53%       2.08%      2.72%       9.14%**
    Net Investment Loss to Average Net Assets                   (1.34)%    (1.32)%     (1.84)%    (2.63)%     (8.65)%**
------------------------------------------------------------------------------------------------------------------------


 *  Commencement of Operations
** Annualized
 + Amount is less than $0.01 per share.
++ Per share amounts for the years ended December 31, 1999 and 1998 are based on average shares outstanding.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         REGISTRATION FORM

ACCOUNT REGISTRATION FORM

EQUITY GROWTH PORTFOLIO
FOCUS EQUITY PORTFOLIO
SMALL COMPANY GROWTH PORTFOLIO
VALUE EQUITY PORTFOLIO
TECHNOLOGY PORTFOLIO

ACCOUNT INFORMATION

If you need assistance in filling out this form for Morgan Stanley Institutional Fund, Inc., please contact your Morgan Stanley representative or call us toll free 1-800-548-7786. Please print all items except signature, and mail to the Fund at the address on the back cover. Fill in where appropriate below.

REGISTRATION
/ / INDIVIDUAL

First Name
--------------------------------------------------------------------------------
Middle Initial
--------------------------------------------------------------------------------
Last Name
--------------------------------------------------------------------------------

/ / JOINT TENANTS
(RIGHTS OF SURVIVORSHIP PRESUMED UNLESS TENANCY IN COMMON IS INDICATED)

First Name
--------------------------------------------------------------------------------
Middle Initial
--------------------------------------------------------------------------------
Last Name
--------------------------------------------------------------------------------

/ / CORPORATIONS, TRUSTS AND OTHERS

Please call the Fund for additional documents that may be required to set up an account and to authorize transactions.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Type of Registration:
/ / Incorporated
/ / Unincorporated Association
/ / Partnership
/ / Uniform Gift/Transfer to Minor
(ONLY ONE CUSTODIAN AND MINOR PERMITTED)
/ / Trust
/ / Other (specify)

MAILING ADDRESS
Please fill in completely, including telephone number(s).

/ / UNITED STATES CITIZEN
/ / RESIDENT ALIEN

Street or P.O. Box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
State
--------------------------------------------------------------------------------
Zip Code
--------------------------------------------------------------------------------
Home Tel. No.
--------------------------------------------------------------------------------
Business Tel. No.
--------------------------------------------------------------------------------

/ / NON-RESIDENT ALIEN

Permanent Address (WHERE YOU RESIDE PERMANENTLY FOR TAX PURPOSES)


Street or P.O. Box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
Country
--------------------------------------------------------------------------------
Postal Code
--------------------------------------------------------------------------------
Home Tel. No.
--------------------------------------------------------------------------------
Business Tel. No.
--------------------------------------------------------------------------------

Current Mailing Address (If different from Permanent Address)

Street or P.O. Box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
Country
--------------------------------------------------------------------------------
Postal Code
--------------------------------------------------------------------------------
Home Tel. No.
--------------------------------------------------------------------------------
Business Tel. No.
--------------------------------------------------------------------------------

TAXPAYER IDENTIFICATION NUMBER
Enter your Taxpayer Identification Number. For most individual taxpayers, this is your Social Security Number.

/ / INDIVIDUAL

Taxpayer Identification Number ("TIN")
--------------------------------------------------------------------------------

or

Social Security Number ("SSN")
--------------------------------------------------------------------------------

/ / JOINT TENANTS
(RIGHTS OF SURVIVORSHIP PRESUMED UNLESS TENANCY IN COMMON IS INDICATED)

Taxpayer Identification Number ("TIN")
--------------------------------------------------------------------------------

or

Social Security Number ("SSN")
--------------------------------------------------------------------------------

Taxpayer Identification Number ("TIN")
--------------------------------------------------------------------------------

or

Social Security Number ("SSN")
--------------------------------------------------------------------------------

For Custodian account of a minor (Uniform Gifts/Transfers to Minor Acts), give the SSN of the minor.

IMPORTANT TAX INFORMATION

You (as a payee) are required by law to provide us (as payor) with your correct TIN(s) or SSN(s). Accounts that have a missing or incorrect TIN(s) or SSN(s) will be subject to backup withholding at a 31% rate on dividends, distributions and other payments. If you have not provided us with your correct TIN(s) or SSN(s), you may be subject to a $50 penalty imposed by the Internal Revenue Service (IRS). Backup withholding is not an additional tax; the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained. You may be notified that you are subject to backup withholding under
Section 3406(a)(1)(C) of the Internal Revenue Code because you have underreported interest or dividends or you were required to, but failed to, file a return which would have included a reportable interest or dividend payment.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         REGISTRATION FORM

PORTFOLIO AND CLASS SECTION

Class A shares minimum $500,000 for each Portfolio ($250,000 for Technology Portfolio) and Class B shares minimum $100,000 for each Portfolio ($50,000 for Technology Portfolio).

Please indicate Portfolio, class and amount for purchase of the following Portfolio(s):

EQUITY GROWTH PORTFOLIO
/ / Class A Shares (058) $
--------------------------------------------------------------------------------
/ / Class B Shares (036) $
--------------------------------------------------------------------------------

FOCUS EQUITY PORTFOLIO
/ / Class A Shares (084) $
--------------------------------------------------------------------------------
/ / Class B Shares (088) $
--------------------------------------------------------------------------------

SMALL COMPANY GROWTH PORTFOLIO
/ / Class A Shares (062) $
--------------------------------------------------------------------------------
/ / Class B Shares (037) $
--------------------------------------------------------------------------------

VALUE EQUITY PORTFOLIO
/ / Class A Shares (064) $
--------------------------------------------------------------------------------
/ / Class B Shares (039) $
--------------------------------------------------------------------------------

TECHNOLOGY PORTFOLIO
/ / Class A Shares (091) $
--------------------------------------------------------------------------------
/ / Class B Shares (092) $
--------------------------------------------------------------------------------

Total Initial Investment $
--------------------------------------------------------------------------------

METHOD OF INVESTMENT
Please indicate Portfolio and manner of payment.

/ / Check

(MAKE CHECK PAYABLE TO MORGAN STANLEY INSTITUTIONAL FUND, INC. - PORTFOLIO NAME)

/ / Exchange $
--------------------------------------------------------------------------------
From

Name of Portfolio
--------------------------------------------------------------------------------
Account Number
--------------------------------------------------------------------------------

Account previously established by:
/ /  Phone exchange
/ /  Wire on
--------------------------------------------------------------------------------
Date
--------------------------------------------------------------------------------
Account Number
--------------------------------------------------------------------------------
(PREVIOUSLY ASSIGNED BY THE FUND)

DISTRIBUTION OPTION
Income dividends and capital gains distributions (if any) to be reinvested in additional shares unless either box below is checked.

/ / Income dividends to be paid in cash, capital gains distributions (if any) in shares.

/ / Income dividends and capital gains distributions (if any) to be paid in cash.

TELEPHONE REDEMPTION

Please select at time of initial application if you wish to redeem or exchange shares by telephone. A SIGNATURE GUARANTEE IS REQUIRED IF YOUR BANK ACCOUNT IS NOT REGISTERED IDENTICALLY TO YOUR FUND ACCOUNT. TELEPHONE REQUESTS FOR REDEMPTIONS OR EXCHANGES WILL NOT BE HONORED UNLESS THE BOX IS CHECKED.


/ / I/we hereby authorize the Fund and its agents to honor any telephone requests to wire redemption proceeds to the commercial bank indicated at right and/or mail redemption proceeds to the name and address in which my/our Fund Account is registered if such requests are believed to be authentic.

The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Name of Commercial Bank
(Not Savings Bank)
--------------------------------------------------------------------------------
Bank Account Number
--------------------------------------------------------------------------------
Bank ABA Number
--------------------------------------------------------------------------------
Name(s) in which your bank account is established
--------------------------------------------------------------------------------
Bank's Street Address
--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
State
--------------------------------------------------------------------------------
Zip Code
--------------------------------------------------------------------------------

INTERESTED PARTY OPTION
/ / In addition to the account statement sent to my/our registered address, I/we hereby authorize the Fund to mail duplicate statements to the name and address provided below.

Name
--------------------------------------------------------------------------------
Street or P.O. Box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
State
--------------------------------------------------------------------------------
Zip Code
--------------------------------------------------------------------------------

DEALER INFORMATION
Representative Name
--------------------------------------------------------------------------------
Representative Number
--------------------------------------------------------------------------------
Branch Number
--------------------------------------------------------------------------------

SIGNATURE OF ALL HOLDERS AND TAXPAYER CERTIFICATION

The undersigned certify that I/we have full authority and legal capacity to purchase and redeem shares of the Fund and affirm that I/we have received a current Prospectus of Morgan Stanley Institutional Fund, Inc. and agree to be bound by its terms. By signing this application, I/we hereby certify under penalties of perjury that the information on this application is complete and correct and that as required by federal law (please check applicable boxes below):

U.S. CITIZEN(S)/TAXPAYERS(S):

/ / I/We certify that (1) the number(s) shown above on this form is/are the correct SSN(s) or TIN(s) and (2) I am/we are not subject to any backup withholding either because (a) I am/we are exempt from backup withholding; (b) I/we have not been notified by the IRS that I am/we are subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me/us that I am/we are no longer subject to backup withholding
/ / If no TIN(s) or SSN(s) has/have been provided above, I/we have applied, or intend to apply, to the IRS or the Social Security Administration for a TIN or a SSN and I/we understand that if I/we do not provide either number to J.P. Morgan Investor Services Co. (J.P. Morgan) within 60 days of the date of this application or if I/we fail to furnish my/our correct SSN(s) or TIN(s), I/we may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS
Form W-9). You may request such form by calling J.P. Morgan at 800-548-7786.

NON-U.S. CITIZEN(S)/TAXPAYERS(S):

/ / Under penalties of perjury, I/we certify that I am/we are not U.S. citizens or residents and I am/we are exempt foreign persons as defined by the IRS. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


SIGN HERE
(IF JOINT ACCOUNT, BOTH MUST SIGN)

Signature
--------------------------------------------------------------------------------
Date
--------------------------------------------------------------------------------
Signature
--------------------------------------------------------------------------------
Date
--------------------------------------------------------------------------------

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         ADDITIONAL INFORMATION


WHERE TO FIND ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2001, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

SHAREHOLDER REPORTS

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about each Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during that period.

For additional Fund information, including information regarding investments comprising the Fund's Portfolios, please call 1-800-548-7786. You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.


Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); (2) On line: you may retrieve information from the EDGAR Database on the Commission's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.


Morgan Stanley Institutional Fund, Inc.
P.O. Box 2798
Boston, Massachusetts 02208-2798

                                                                      PROSPECTUS


MORGAN STANLEY INSTITUTIONAL FUND, INC.


May 1, 2001


ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

The Active International Allocation Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the investment adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.
--------------------------------------------------------------------------------


INVESTMENT ADVISER
MORGAN STANLEY INVESTMENT MANAGEMENT INC.


DISTRIBUTOR
MORGAN STANLEY & CO. INCORPORATED


Morgan Stanley Institutional Fund, Inc. (the "Fund") is a no-load mutual fund that is designed to meet the investment needs of discerning investors who place a premium on quality and personal service. The Fund makes available to institutional investors a series of portfolios which benefit from the investment expertise and commitment to excellence associated with Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management") and its affiliates. This Prospectus offers Class A and Class B shares of the Active International Allocation Portfolio (the "Portfolio").


The Securities and Exchange Commission (the "Commission") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


INVESTMENT SUMMARY                                        1
-----------------------------------------------------------
Active International Allocation Portfolio                 1
-----------------------------------------------------------

Additional Risk Factors and Information                   2
-----------------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIO                        4
-----------------------------------------------------------

FUND MANAGEMENT                                           6
-----------------------------------------------------------

SHAREHOLDER INFORMATION                                   7
-----------------------------------------------------------

FINANCIAL HIGHLIGHTS                                      9
-----------------------------------------------------------

Active International Allocation Portfolio                 9
-----------------------------------------------------------

ACCOUNT REGISTRATION FORM
-----------------------------------------------------------

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY


ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO


OBJECTIVE


The Active International Allocation Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by Morgan Stanley Investment Management, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.


APPROACH

Morgan Stanley Investment Management seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Morgan Stanley Investment Management capitalizes on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) fundamental change; and (iii) market momentum/technicals.


PROCESS

Morgan Stanley Investment Management's Active International Allocation team analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the MSCI Europe, Australasia, Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. Morgan Stanley Investment Management views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Morgan Stanley Investment Management - on an ongoing basis - establishes the proportion or weighting for each country (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the Portfolio. Morgan Stanley Investment Management may also choose to overweight or underweight particular sectors, such as telecommunications or banking, within each country or region. Morgan Stanley Investment Management invests the Portfolio's assets within each country and/or sector based on its assigned weighting. Within each country, Morgan Stanley Investment Management will try to match the performance of a broad local market index by investing in "baskets" of common stocks and other equity securities. In most cases, the MSCI EAFE Index for that country will be used as the benchmark index. The Portfolio may invest in emerging market countries and, with regard to such investments, may make global and regional allocations to emerging markets, as well as allocations to specific emerging market countries. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


RISKS


Investing in the Active International Allocation Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of issuers in foreign countries, including emerging market countries, on a diversified basis, in the hope of earning superior returns and to diversify your portfolio. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, foreign equity securities, may underperform relative to other sectors or the overall market.


Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. Morgan Stanley Investment Management may use derivatives for other purposes, such as gaining exposure to foreign markets.


[CHART]

PERFORMANCE (CLASS A SHARES)
COMMENCED OPERATIONS ON JAN. 17, 1992


1993        30.72%
1994        -0.52%
1995        10.57%
1996         9.71%
1997         8.61%
1998        20.12%
1999        27.82%
2000       -14.97%

HIGH (QUARTER)          Q4 '99       18.77%
-------------------------------------------
LOW (QUARTER)           Q3 '98      -11.55%


AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2000)


                                                              Past One     Past Five      Since
                                                                Year         Years      Inception
-------------------------------------------------------------------------------------------------
CLASS A (commenced operations on January 17, 1992)            -14.97%        9.24%          8.89%
-------------------------------------------------------------------------------------------------

MSCI EAFE Index*                                              -14.17%        7.13%          8.43%

CLASS B (commenced operations on January 2, 1996)             -15.02%         n/a           8.98%
-------------------------------------------------------------------------------------------------

MSCI EAFE Index*                                              -14.17%         n/a           7.13%
-------------------------------------------------------------------------------------------------


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


* The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY


ADDITIONAL RISK FACTORS AND INFORMATION

THIS SECTION DISCUSSES ADDITIONAL RISK FACTORS AND INFORMATION RELATING TO THE PORTFOLIO. THE PORTFOLIO'S INVESTMENT PRACTICES AND LIMITATIONS ARE DESCRIBED IN MORE DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), WHICH LEGALLY IS A PART OF THIS PROSPECTUS. FOR DETAILS ON HOW TO OBTAIN A COPY OF THE SAI AND OTHER REPORTS AND INFORMATION, SEE THE BACK COVER OF THIS PROSPECTUS.

PRICE VOLATILITY

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

FOREIGN INVESTING

Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. Morgan Stanley Investment Management may use derivatives for other purposes such as gaining exposure to foreign markets.

EMERGING MARKET RISKS

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY


ADDITIONAL RISK FACTORS AND INFORMATION

DERIVATIVES

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.


The Portfolio will limit its use of derivatives for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivatives. While the use of derivatives may be advantageous to the Portfolio, if Morgan Stanley Investment Management is not successful in employing them, the Portfolio's performance may be worse than if it did not make such investments. See the SAI for more about the risks of different types of derivatives.

INVESTMENT DISCRETION

In pursuing the Portfolio's investment objective, Morgan Stanley Investment Management has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, Morgan Stanley Investment Management may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolio's performance.

BANK INVESTORS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS

When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If Morgan Stanley Investment Management incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

PORTFOLIO TURNOVER

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FEES AND EXPENSES OF THE PORTFOLIO


FEES AND EXPENSES OF THE PORTFOLIO


The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Annual Fund Operating Expenses in the table do not reflect voluntary fee waivers, which are described in the footnotes, and/or expense reimbursements from Morgan Stanley Investment Management.


2000 ANNUAL FUND OPERATING EXPENSES


-----------------------------------------------------------------------------------------------------------
                                                                  Active International Allocation Portfolio
-----------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------
Redemption Fee (as a % of the amount redeemed)+                                   2.00%
-----------------------------------------------------------------------------------------------------------
MANAGEMENT FEES (expenses that are deducted from Fund assets)*
-----------------------------------------------------------------------------------------------------------
Class A                                                                           0.65%
-----------------------------------------------------------------------------------------------------------
Class B                                                                           0.65%
-----------------------------------------------------------------------------------------------------------
12b-1 FEE
-----------------------------------------------------------------------------------------------------------
Class A                                                                           None
-----------------------------------------------------------------------------------------------------------
Class B                                                                           0.25%
-----------------------------------------------------------------------------------------------------------
OTHER EXPENSES
-----------------------------------------------------------------------------------------------------------
Class A                                                                           0.28%
-----------------------------------------------------------------------------------------------------------
Class B                                                                           0.28%
-----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------
Class A                                                                           0.93%
-----------------------------------------------------------------------------------------------------------
Class B                                                                           1.18%
-----------------------------------------------------------------------------------------------------------


+ Payable to the Portfolio on shares redeemed within 60 days of purchase. The redemption fee may be waived by the Fund in certain circumstances. See "Shareholder Information" for more information on redemption fees.


* The Management Fees for the Portfolio shown in the table above are the highest that could be charged. This table does not show the effects of Morgan Stanley Investment Management's voluntary fee waivers and/or expense reimbursements. Morgan Stanley Investment Management has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses, excluding certain investment related expenses described below, will not exceed 0.80% for Class A shares and 1.05% for Class B shares.


In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing are excluded from annual operating expenses. If these expenses were incurred, the Portfolio's total operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the expense ratio shown above.


For the year ended December 31, 2000, after giving effect to Morgan Stanley Investment Management's voluntary management fee waiver and/or expense reimbursement, the total operating expenses incurred by investors in the Portfolio, including investment related expenses, were 0.82% for Class A shares and 1.07% for Class B shares. Excluding investment related expenses, the operating expenses after fee waivers and/or expense reimbursments were 0.80% for Class A shares and 1.05% for Class B shares.


Fee waivers and/or expense reimbursements are voluntary and Morgan Stanley Investment Management reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FEES AND EXPENSES OF THE PORTFOLIO


FEES AND EXPENSES OF THE PORTFOLIO

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds having similar investment objectives.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions the table indicates what your costs would be.


--------------------------------------------------------------------------------------------------
                                                   1 Year      3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------
Class A                                              $95         $296          $515         $1,143
--------------------------------------------------------------------------------------------------
Class B                                             $120         $375          $649         $1,432
--------------------------------------------------------------------------------------------------

                                          MORGAN STANLEY INSTITUTIONAL FUND, INC
                                          FUND MANAGEMENT


INVESTMENT ADVISER


Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated (Morgan Stanley & Co."), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. At December 31, 2000, Morgan Stanley Investment Management, together with its affiliated institutional asset management companies, managed assets of approximately $170.2 billion, including assets under fiduciary advice.


MANAGEMENT FEES

For the year ended December 31, 2000, Morgan Stanley Investment Management received from the Portfolio the management fee set forth in the accompanying table.


MANAGEMENT FEE PAID IN FISCAL YEAR ENDED DECEMBER 31, 2000
(net of waivers and as a percentage of average net assets)
--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio
--------------------------------------------------------------------------------
Class A                                                   0.54%
--------------------------------------------------------------------------------
Class B                                                   0.54%
--------------------------------------------------------------------------------


PORTFOLIO MANAGERS

THE FOLLOWING INDIVIDUALS HAVE PRIMARY DAY-TO-DAY PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE PORTFOLIO:

ANN D. THIVIERGE AND BARTON M. BIGGS Ann D. Thivierge, a Managing Director of Morgan Stanley Investment Management, joined Morgan Stanley Investment Management in 1986. Ms. Thivierge holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University. Barton M. Biggs, Chairman, Director and Managing Director of Morgan Stanley Investment Management and a Managing Director of Morgan Stanley & Co., joined Morgan Stanley & Co. in 1975. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University. Ms. Thivierge and Mr. Biggs have shared primary responsibility for managing the Portfolio's assets since June 1995.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         SHAREHOLDER INFORMATION


SHAREHOLDER INFORMATION


DISTRIBUTION OF PORTFOLIO SHARES


Morgan Stanley &Co. is the exclusive Distributor of Class A shares and Class B shares of the Portfolio. Morgan Stanley &Co. receives no compensation from the Fund for distributing Class A shares of the Portfolio. The Fund has adopted a Plan of Distribution with respect to the Class B shares of the Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ABOUT NET ASSET VALUES

The net asset value ("NAV") per share of a class of shares of the Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.


PRICING OF PORTFOLIO SHARES


You may buy or sell (redeem) Class A and Class B shares of the Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolio as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time").

HOW TO PURCHASE SHARES

You may purchase Class A shares and Class B shares of the Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the NYSE is open.

The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, the Fund will notify you. Your account may be subject to involuntary conversion from Class A shares to Class B shares or involuntary redemption in the case of Class B shares if the value of your account remains below the minimum initial investment amount for 60 consecutive days. Morgan Stanley Investment Management may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.

You may arrange to purchase shares directly from the Fund by calling 1-800-548-7786 or by returning a completed Account Registration Form with payment for your purchase. The price you pay will be the NAV calculated at the Pricing Time following receipt of your purchase order and payment.

To purchase shares through the Distributor or a Financial Intermediary, you should contact the Distributor or your Financial Intermediary for details. Generally, the price of shares purchased through a Financial Intermediary is the NAV calculated at the next Pricing Time after the Fund receives your order from your Financial Intermediary. The Distributor and certain Financial Intermediaries have made arrangements with the Fund so that you may purchase shares at the NAV calculated at the next Pricing Time after the Distributor or your Financial Intermediary receives your purchase order. Your Financial Intermediary may charge an additional service or transaction fee.

HOW TO REDEEM SHARES

You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.


Shares redeemed within 60 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. The Fund may waive the redemption fee in certain instances, including when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. The redemption fee is calculated based on and deducted from the redemption proceeds.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         SHAREHOLDER INFORMATION


SHAREHOLDER INFORMATION


The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, the Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.

EXCHANGE FEATURES

You may exchange Portfolio shares for shares of other available portfolios of the Fund. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. Frequent trades in your account(s) can disrupt management of the Portfolio and raise its expenses. Therefore, the Fund may, in its sole discretion, bar a shareholder who trades excessively from making further exchanges or purchases.

DIVIDENDS AND DISTRIBUTIONS

The Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.


The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES

The dividends and distributions you receive from the Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income, long-term capital gains distributions to individuals are taxed at a maximum rate of 20% regardless of how long you have held your shares, and short-term capital gains distributions are taxed at ordinary income rates. The Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.


If you redeem shares of the Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of the Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.


Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.


The Fund currently consists of the following portfolios:

U.S. EQUITY

Equity Growth Portfolio
Focus Equity Portfolio
MicroCap Portfolio+
Small Company Growth Portfolio
Technology Portfolio
U.S. Equity Plus Portfolio+
U.S. Real Estate Portfolio
Value Equity Portfolio


GLOBAL AND INTERNATIONAL EQUITY


Active International Allocation Portfolio
Asian Real Estate Portfolio
Asian Equity Portfolio
China Growth Portfolio+
Emerging Markets Portfolio
European Value Equity Portfolio
European Real Estate Portfolio
Global Value Equity Portfolio
Gold Portfolio+
International Equity Portfolio*
International Magnum Portfolio
International Small Cap Portfolio
Japanese Value Equity Portfolio
Latin American Portfolio

FIXED INCOME

Emerging Markets Debt Portfolio
Fixed Income Portfolio
Global Fixed Income Portfolio
High Yield Portfolio
Mortgage-Backed Securities Portfolio+
Municipal Bond Portfolio+

MONEY MARKET

Money Market Portfolio
Municipal Money Market Portfolio

* Portfolio is currently closed to new investors
+ Portfolio is not operational

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS


FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of the Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended December 31, 2000, has been audited by Ernst & Young LLP. Fiscal periods prior to January 1, 2000 have been audited by PricewaterhouseCoopers LLP. Ernst & Young LLP's report, along with the Portfolio's financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's December 31, 2000 Annual Report to Shareholders. The Annual Report and the Portfolio's financial statements, as well as the SAI, are available at no cost from the Fund at the toll free number noted on the back cover to this Prospectus.


ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                        Year Ended December 31,
                                                                -----------------------------------------------------------------
CLASS A                                                              2000          1999          1998+         1997+         1996
---------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                               $14.26        $11.90        $10.39        $11.44        $11.63
---------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(1)                                             0.19          0.22          0.22          0.18          0.24
Net Realized and Unrealized Gain (Loss) on Investments              (2.59)         3.01          1.86          0.80          0.88
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    (2.40)         3.23          2.08          0.98          1.12
---------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                                   -         (0.05)        (0.30)        (0.83)        (0.81)
In Excess of Net Investment Income                                  (0.01)        (0.06)        (0.04)        (0.02)        (0.02)
Net Realized Gain                                                   (0.90)        (0.76)        (0.23)        (1.18)        (0.48)
In Excess of Net Realized Gain                                      (0.27)            -             -             -             -
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                 (1.18)        (0.87)        (0.57)        (2.03)        (1.31)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $10.68        $14.26        $11.90        $10.39        $11.44
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                                       (14.97)%       27.82%        20.12%         8.61%         9.71%
---------------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                            $509,309      $583,607      $266,832      $138,667      $183,193
Ratio of Expenses To Average Net Assets(1)                           0.82%         0.80%         0.80%         0.80%         0.80%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                         0.80%          n/a           n/a           n/a           n/a
Ratio of Net Investment Income to Average Net Assets(1)              1.55%         1.71%         1.91%         1.47%         1.22%
Portfolio Turnover Rate                                                80%           53%           49%           49%           65%
=================================================================================================================================

(1) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                      $0.01         $0.01         $0.02         $0.03         $0.03
    Ratios before expense limitation:
    Expenses to Average Net Assets                                   0.93%         0.92%         1.03%         1.10%         1.09%
    Net Investment Income to Average Net Assets                      1.45%         1.59%         1.70%         1.18%         0.94%
=================================================================================================================================


+ Per share amounts for the years ended December 31, 1998 and 1997 are based on average shares outstanding.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS


ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                                            Period from
                                                                                                                 Jan 2,
                                                                      Year Ended December 31,                  1996* to
                                                                 -------------------------------------------    Dec 31,
CLASS B                                                            2000        1999        1998+       1997+       1996
-----------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                             $14.41      $12.12      $10.48      $11.44      $11.66
-----------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(2)                                           0.27        0.13        0.22        0.08        0.06
Net Realized and Unrealized Gain (Loss) on Investments            (2.71)       3.02        1.94        0.87        1.00
-----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (2.44)       3.15        2.16        0.95        1.06
-----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                                 -       (0.05)      (0.23)      (0.71)      (0.78)
In Excess of Net Investment Income                                (0.01)      (0.05)      (0.06)      (0.02)      (0.02)
Net Realized Gain                                                 (0.89)      (0.76)      (0.23)      (1.18)      (0.48)
In Excess of Net Realized Gain                                    (0.27)          -           -           -           -
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (1.17)      (0.86)      (0.52)      (1.91)      (1.28)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $10.80      $14.41      $12.12      $10.48      $11.44
-----------------------------------------------------------------------------------------------------------------------
Total Return                                                     (15.02)%     26.63%      20.71%       8.35%       9.22%
-----------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                           $19,814      $9,959         $96         $14        $633
Ratio of Expenses to Average Net Assets(2)                         1.07%       1.05%       1.05%       1.05%       1.05%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                       1.05%        n/a         n/a         n/a         n/a
Ratio of Net Investment Income to Average Net Assets(2)            1.42%       1.16%       1.80%       0.71%       1.09%**
Portfolio Turnover Rate                                              80%         53%         49%         49%         65%
=======================================================================================================================

(2) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                    $0.02       $0.01       $0.03       $0.03       $0.02
    Ratios before expense limitation:
    Expenses to Average Net Assets                                 1.18%       1.17%       1.27%       1.32%       1.33%**
    Net Investment Income to Average Net Assets                    1.31%       0.95%       1.58%       0.45%       0.82%**
=======================================================================================================================


*   The Portfolio began offering Class B Shares on January 2, 1996.
**  Annualized
+ Per share amounts for the years ended December 31, 1998 and 1997 are based on average shares outstanding.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         REGISTRATION FORM


ACCOUNT REGISTRATION FORM

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

ACCOUNT INFORMATION

If you need assistance in filling out this form for Morgan Stanley Institutional Fund, Inc., please contact your Morgan Stanley representative or call us toll free 1-800-548-7786. Please print all items except signature, and mail to the Fund at the address on the back cover. Fill in where appropriate below.


REGISTRATION

/ / INDIVIDUAL

First Name
--------------------------------------------------------------------------------
Middle Initial
--------------------------------------------------------------------------------
Last Name
--------------------------------------------------------------------------------

/ / JOINT TENANTS
(RIGHTS OF SURVIVORSHIP PRESUMED UNLESS TENANCY IN COMMON IS INDICATED)

First Name
--------------------------------------------------------------------------------
Middle Initial
--------------------------------------------------------------------------------
Last Name
--------------------------------------------------------------------------------

/ / CORPORATIONS, TRUSTS AND OTHERS

Please call the Fund for additional documents that may be required to set up an account and to authorize transactions.


Type of Registration:
/ / Incorporated
/ / Unincorporated Association
/ / Partnership
/ / Uniform Gift/Transfer to Minor
(ONLY ONE CUSTODIAN AND MINOR PERMITTED)
/ / Trust
/ / Other (specify)

MAILING ADDRESS
Please fill in completely, including telephone number(s).

/ / UNITED STATES CITIZEN
/ / RESIDENT ALIEN

Street or P.O. Box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
State
--------------------------------------------------------------------------------
Zip Code
--------------------------------------------------------------------------------

Home Tel. No.
--------------------------------------------------------------------------------
Business Tel. No.
--------------------------------------------------------------------------------


/ / NON-RESIDENT ALIEN

Permanent Address (WHERE YOU RESIDE PERMANENTLY FOR TAX PURPOSES)


Street or P.O. Box
--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
Country
--------------------------------------------------------------------------------
Postal Code
--------------------------------------------------------------------------------

Home Tel. No.
--------------------------------------------------------------------------------
Business Tel. No.
--------------------------------------------------------------------------------

Current Mailing Address (If different from Permanent Address)

Street or P.O. Box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
Country
--------------------------------------------------------------------------------
Postal Code
--------------------------------------------------------------------------------

Home Tel. No.
--------------------------------------------------------------------------------
Business Tel. No.
--------------------------------------------------------------------------------


TAXPAYER IDENTIFICATION NUMBER

Enter your Taxpayer Identification Number. For most individual taxpayers, this is your Social Security Number.

/ / INDIVIDUAL

Taxpayer Identification
Number ("TIN")
--------------------------------------------------------------------------------

or

Social Security
Number ("SSN")
--------------------------------------------------------------------------------

/ / JOINT TENANTS
(RIGHTS OF SURVIVORSHIP PRESUMED UNLESS TENANCY IN COMMON IS INDICATED)

Taxpayer Identification
Number ("TIN")
--------------------------------------------------------------------------------

or

Social Security
Number ("SSN")
--------------------------------------------------------------------------------

Taxpayer Identification
Number ("TIN")
--------------------------------------------------------------------------------

or

Social Security
Number ("SSN")
--------------------------------------------------------------------------------

For Custodian account of a minor (Uniform Gifts/Transfers to Minor Acts), give the SSN of the minor.

IMPORTANT TAX INFORMATION

You (as a payee) are required by law to provide us (as payor) with your correct TIN(s) or SSN(s). Accounts that have a missing or incorrect TIN(s) or SSN(s) will be subject to backup withholding at a 31% rate on dividends, distributions and other payments. If you have not provided us with your correct TIN(s) or SSN(s), you may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS"). Backup withholding is not an additional tax; the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained. You may be notified that you are subject to backup withholding under
Section 3406(a)(1)(C) of the Internal Revenue Code because you have underreported interest or dividends or you were required to, but failed to, file a return which would have included a reportable interest or dividend payment.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         REGISTRATION FORM


PORTFOLIO AND CLASS SECTION

Class A shares minimum $500,000 for the Portfolio and Class B shares minimum $100,000 for the Portfolio.

Please indicate class and amount for purchase of the following Portfolio:

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
/ / Class A Shares (056) $
--------------------------------------------------------------------------------
/ / Class B Shares (034) $
--------------------------------------------------------------------------------
Total Initial Investment $
--------------------------------------------------------------------------------

METHOD OF INVESTMENT

Please indicate Portfolio and manner of payment.

/ / Check

(MAKE CHECK PAYABLE TO MORGAN STANLEY INSTITUTIONAL FUND, INC. - PORTFOLIO NAME)


/ / Exchange $
--------------------------------------------------------------------------------

From

Name of Portfolio
--------------------------------------------------------------------------------
Account Number
--------------------------------------------------------------------------------

Account previously established by:
/ /  Phone exchange
/ /  Wire on
--------------------------------------------------------------------------------
Date
--------------------------------------------------------------------------------
Account Number
--------------------------------------------------------------------------------
(PREVIOUSLY ASSIGNED BY THE FUND)

DISTRIBUTION OPTION

Income dividends and capital gains distributions (if any) to be reinvested in additional shares unless either box below is checked.

/ / Income dividends to be paid in cash, capital gains distributions (if any) in shares.

/ / Income dividends and capital gains distributions (if any) to be paid in cash.

TELEPHONE REDEMPTION

Please select at time of initial application if you wish to redeem or exchange shares by telephone. A SIGNATURE GUARANTEE IS REQUIRED IF YOUR BANK ACCOUNT IS NOT REGISTERED IDENTICALLY TO YOUR FUND ACCOUNT. TELEPHONE REQUESTS FOR REDEMPTIONS OR EXCHANGES WILL NOT BE HONORED UNLESS THE BOX IS CHECKED.


/ / I/we hereby authorize the Fund and its agents to honor any telephone requests to wire redemption proceeds to the commercial bank indicated at right and/or mail redemption proceeds to the name and address in which my/our Fund Account is registered if such requests are believed to be authentic.


The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Name of Commercial Bank
(Not Savings Bank)
--------------------------------------------------------------------------------
Bank Account Number
--------------------------------------------------------------------------------
Bank ABA Number
--------------------------------------------------------------------------------
Name(s) in which
your Bank Account
is established
--------------------------------------------------------------------------------
Bank's Street Address
--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
State
--------------------------------------------------------------------------------
Zip Code
--------------------------------------------------------------------------------

INTERESTED PARTY OPTION

/ / In addition to the account statement sent to my/our registered address, I/we hereby authorize the Fund to mail duplicate statements to the name and address provided below.

Name
--------------------------------------------------------------------------------
Street or P.O. Box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
State
--------------------------------------------------------------------------------
Zip Code
--------------------------------------------------------------------------------

DEALER INFORMATION

Representative Name
--------------------------------------------------------------------------------
Representative Number
--------------------------------------------------------------------------------
Branch Number
--------------------------------------------------------------------------------

SIGNATURE OF ALL HOLDERS
AND TAXPAYER CERTIFICATION

The undersigned certify that I/we have full authority and legal capacity to purchase and redeem shares of the Fund and affirm that I/we have received a current Prospectus of Morgan Stanley Institutional Fund, Inc. and agree to be bound by its terms. By signing this application, I/we hereby certify under penalties of perjury that the information on this application is complete and correct and that as required by federal law (please check applicable boxes below):


U.S. CITIZEN(S)/TAXPAYER(S):

/ / I/We certify that (1) the number(s) shown above on this form is/are the correct SSN(s) or TIN(s) and (2) I am/we are not subject to any backup withholding either because (a) I am/we are exempt from backup withholding; (b) I/we have not been notified by the IRS that I am/we are subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me/us that I am/we are no longer subject to backup withholding.
/ / If no TIN(s) or SSN(s) has/have been provided above, I/we have applied, or intend to apply, to the IRS or the Social Security Administration for a TIN or a SSN and I/we understand that if I/we do not provide either number to J.P. Morgan Investor Services Co. ("J.P. Morgan") within 60 days of the date of this application or if I/we fail to furnish my/our correct SSN(s) or TIN(s), I/we may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9). You may request such form by calling J.P. Morgan at 800-548-7786.


NON-U.S. CITIZEN(S)/TAXPAYER(S):

/ / Under penalties of perjury, I/we certify that I am/we are not U.S. citizens or residents and I am/we are exempt foreign persons as defined by the IRS.


The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGN HERE
(IF JOINT ACCOUNT, BOTH MUST SIGN)

Signature
--------------------------------------------------------------------------------
Date
--------------------------------------------------------------------------------
Signature
--------------------------------------------------------------------------------
Date
--------------------------------------------------------------------------------

                      MORGAN STANLEY INSTITUTIONAL FUND, INC.
                               ADDITIONAL INFORMATION




WHERE TO FIND ADDITIONAL INFORMATION


STATEMENT OF ADDITIONAL INFORMATION

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2001, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.


SHAREHOLDER REPORTS

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during that period.

For additional Fund information, including information regarding investments comprising the Fund's Portfolios, please call 1-800-548-7786. You may obtain the SAI, and shareholder reports, when available, without charge by contacting the Fund at the toll-free number above. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.


Morgan Stanley Institutional Fund, Inc.
P.O. Box 2798
Boston, Massachusetts 02208-2798

                                                                  PROSPECTUS

MORGAN STANLEY INSTITUTIONAL FUND, INC.


May 1, 2001

GLOBAL FIXED INCOME PORTFOLIO

The Global Fixed Income Portfolio seeks to produce an attractive real rate of return while preserving capital by investing primarily in high quality fixed income securities of issuers throughout the world, including U.S. issuers.
------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO
The High Yield Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.
------------------------------------------------------------------------------

INVESTMENT ADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.

DISTRIBUTOR
MORGAN STANLEY & CO. INCORPORATED

Morgan Stanley Institutional Fund, Inc. (the "Fund") is a no-load mutual fund that is designed to meet the investment needs of discerning investors who place a premium on quality and personal service. The Fund makes available to institutional investors a series of portfolios which benefit from the investment expertise and commitment to excellence associated with Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management") and its affiliates. This Prospectus offers Class A and Class B shares of the portfolios listed above (each a "Portfolio" and collectively the "Portfolios").

The Securities and Exchange Commission (the "Commission") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

INVESTMENT SUMMARY                       1
------------------------------------------
Global Fixed Income Portfolio            1
------------------------------------------
High Yield Portfolio                     2
------------------------------------------
Additional Risk Factors and Information  3
------------------------------------------
FEES AND EXPENSES
OF THE PORTFOLIOS                        5
------------------------------------------

FUND MANAGEMENT                          7
------------------------------------------
SHAREHOLDER INFORMATION                  9
------------------------------------------
FINANCIAL HIGHLIGHTS                    11
------------------------------------------
Global Fixed Income Portfolio           11
------------------------------------------

High Yield Portfolio                    13
------------------------------------------
ACCOUNT REGISTRATION FORM
------------------------------------------

                                      MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                      INVESTMENT SUMMARY

GLOBAL FIXED INCOME PORTFOLIO

OBJECTIVE

The Global Fixed Income Portfolio seeks to produce an attractive real rate of return while preserving capital by investing primarily in high quality fixed income securities of issuers throughout the world, including U.S. issuers.

APPROACH

Morgan Stanley Investment Management seeks to produce an attractive return by constructing a portfolio of fixed income securities from throughout the world. Morgan Stanley Investment Management manages interest rate, country, and currency exposures by a strategic, value-based approach that favors securities with high real interest rates and sizable incremental yield at longer maturities. Morgan Stanley Investment Management seeks to preserve capital by investing in high quality (i.e., those rated at the time of investment in the three highest rating categories or believed to be of equivalent quality) fixed income securities.

PROCESS

Morgan Stanley Investment Management assesses real interest rates, inflationary trends and yield curves in the global fixed income markets and combines this with a separate currency analysis that focuses on relative interest rate differentials and economic competitiveness. Morgan Stanley Investment Management then seeks to establish overweight positions in markets that offer the most attractive yield curves and the highest yields over and above future inflation. The Portfolio generally invests in fixed income securities having intermediate maturities (remaining maturities between 3 and 7 years) as a starting point, then shifts to longer maturities where real yields are attractive and shorter maturities where they are less attractive. The Portfolio generally emphasizes investment in securities of U.S. and foreign governments and their agencies and instrumentalities, and may invest in other fixed income securities rated in the three highest rating categories of a nationally recognized statistical rating organization or that Morgan Stanley Investment Management believes to be of equivalent quality. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in fixed income securities.


RISKS


Investing in the Global Fixed Income Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in fixed income securities of U.S. and foreign issuers, many of which may be denominated in foreign currencies, in the hope of earning an attractive rate of return. Market prices of fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value as interest rates rise and vice versa. Prices of longer term fixed income securities also are generally more volatile, so the average maturity of the securities in the Portfolio affects risk. In addition, at times the Portfolio's market sector, global fixed income securities, may underperform relative to other sectors or the overall market.


To the extent that the Portfolio invests in foreign countries, particularly emerging markets, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. In addition, the risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.


PERFORMANCE (CLASS A SHARES)
Commenced operations on May 1, 1991

1992         2.74%
1993        15.34%
1994        -6.08%
1995        19.32%
1996         6.44%
1997         1.50%
1998        13.84%
1999        -6.84%
2000         1.18%

HIGH (QUARTER)              Q3 '98          8.07%
-------------------------------------------------
LOW (QUARTER)               Q1 '98         -3.92%

AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2000)


                                                     Past One        Past Five        Since
                                                       Year            Years         Inception
----------------------------------------------------------------------------------------------
CLASS A (commenced operations on May 1, 1991)          1.18%           3.00%           5.83%
----------------------------------------------------------------------------------------------
J.P. Morgan Traded Global Bond Index*                  2.34%           3.47%           7.07%
----------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)      1.07%            n/a            2.79%
----------------------------------------------------------------------------------------------
J.P. Morgan Traded Global Bond Index*                  2.34%            n/a            3.47%
----------------------------------------------------------------------------------------------


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

* The J.P. Morgan Traded Global Bond Index is an unmanaged index of securities and includes Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, The Netherlands, New Zealand, Portugal, South Africa, Spain, Sweden, the United Kingdom and the United States.

                                      MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                      INVESTMENT SUMMARY

HIGH YIELD PORTFOLIO

OBJECTIVE

The High Yield Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

APPROACH

The Portfolio invests primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in investment grade fixed income securities, including U.S. Government securities, mortgage-backed securities, and investment grade corporate bonds. The Portfolio may also invest to a limited extent in foreign fixed income securities, including emerging market securities. Morgan Stanley Investment Management will generally use derivatives in managing the Portfolio.


PROCESS

Morgan Stanley Investment Management uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio's overall structure, sector allocation and desired maturity. Morgan Stanley Investment Management emphasizes securities of companies that have strong industry positions and favorable outlooks for cash flow and asset values. Morgan Stanley Investment Management conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio maintains a high level of diversification to minimize its exposure to the risks associated with any particular issuer. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in high yield securities.


RISKS


Investing in the High Yield Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in non-investment grade fixed income securities of U.S. and foreign issuers in the hope of earning a return that is superior to that available from investment grade fixed income securities. Market prices of fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness of individual issuers, including governments. The Portfolio invests in fixed income securities that are rated below "investment grade" or are not rated, but are of equivalent quality. These fixed income securities are often referred to as "high yield securities" or "junk bonds." High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. When the Portfolio invests in high yield securities, it generally seeks to receive a correspondingly higher return on the securities it holds to compensate it for the additional credit risk and market risk it has assumed, however, prices of high yield securities generally are more volatile than prices of investment grade fixed income securities. Prices of longer term fixed income securities also are generally more volatile, so the average maturity of the securities in the Portfolio affects risk. In addition, at times the Portfolio's market sector, high yield securities, may underperform relative to other sectors and the overall market.


To the extent that the Portfolio invests in foreign countries, particularly emerging markets, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

PERFORMANCE (CLASS A SHARES)
Commenced operations on September 28, 1992

1993        22.11%
1994        -4.18%
1995        23.35%
1996        15.01%
1997        15.87%
1998         3.03%
1999         7.77%
2000       -11.51%

HIGH (QUARTER)      Q1 '93          7.74%
-------------------------------------------------
LOW (QUARTER)       Q4 '00         -6.99%


AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2000)


                                                     Past One        Past Five        Since
                                                       Year            Years         Inception
----------------------------------------------------------------------------------------------
CLASS A (commenced operations on September 28, 1992)  -11.51%          5.54%           8.14%
----------------------------------------------------------------------------------------------
CS First Boston High Yield Index*                      -5.21%          4.51%           7.01%
----------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)     -11.77%           n/a            5.17%
----------------------------------------------------------------------------------------------
CS First Boston High Yield Index*                      -5.21%           n/a            4.49%
----------------------------------------------------------------------------------------------


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


* The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

                                      MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                      INVESTMENT SUMMARY


ADDITIONAL RISK FACTORS AND INFORMATION

THIS SECTION DISCUSSES ADDITIONAL RISK FACTORS AND INFORMATION RELATING TO THE PORTFOLIOS. THE PORTFOLIOS' INVESTMENT PRACTICES AND LIMITATIONS ARE DESCRIBED IN MORE DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), WHICH LEGALLY IS A PART OF THIS PROSPECTUS. FOR DETAILS ON HOW TO OBTAIN A COPY OF THE SAI AND OTHER REPORTS AND INFORMATION, SEE THE BACK COVER OF THIS PROSPECTUS.

PRICE VOLATILITY

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

EMERGING MARKET RISKS

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.


MORTGAGE SECURITIES


Mortgage securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage securities and, therefore, to assess the volatility risk of that portfolio.


Collaterlized Mortgage Obligations ("CMOs") and Stripped Mortgage Backed Securities ("SMBSs") are derivatives based on mortgage securities. Both CMOs and SMBSs are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMOs or SMBSs that a Portfolio holds, these price movements may be significantly greater than that experienced by mortgage-backed securities generally.

                                      MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                      INVESTMENT SUMMARY


ADDITIONAL RISK FACTORS AND INFORMATION

DERIVATIVES

The Portfolios may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.


The primary risks of derivatives are: (i) changes in the market value of securities held by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, a Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, a Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If a Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.


A Portfolio will limit its use of derivatives for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivatives. While the use of derivatives may be advantageous to a Portfolio, if Morgan Stanley Investment Management is not successful in employing them, the Portfolio's performance may be worse than if it did not make such investments. See the SAI for more about the risks of different types of derivatives.


INVESTMENT DISCRETION

In pursuing the Portfolio's investment objectives, Morgan Stanley Investment Management has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, Morgan Stanley Investment Management may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.


BANK INVESTORS

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


TEMPORARY DEFENSIVE INVESTMENTS

When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If Morgan Stanley Investment Management incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.


PORTFOLIO TURNOVER

Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

                                      MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                      FEES AND EXPENSES OF THE PORTFOLIOS


FEES AND EXPENSES OF THE PORTFOLIOS

The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Annual Fund Operating Expenses in the table do not reflect voluntary fee waivers, which are described in the footnotes, and/or expense reimbursements from Morgan Stanley Investment Management.


2000 ANNUAL FUND OPERATING EXPENSES


                                                              Global
                                                              Fixed           High
                                                              Income          Yield
                                                             Portfolio      Portfolio
--------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------------
Redemption Fee (as a %
  of the amount redeemed)+                                      2.00%         None
--------------------------------------------------------------------------------------
MANAGEMENT FEES
  (expenses that are deducted
  from Fund assets)*
--------------------------------------------------------------------------------------
Class A                                                         0.40%        0.375%
--------------------------------------------------------------------------------------
Class B                                                         0.40%        0.375%
--------------------------------------------------------------------------------------
12b-1 FEE
--------------------------------------------------------------------------------------
Class A                                                         None          None
--------------------------------------------------------------------------------------
Class B                                                         0.15%++       0.25%
--------------------------------------------------------------------------------------
OTHER EXPENSES
--------------------------------------------------------------------------------------
Class A                                                         0.47%        0.245%
--------------------------------------------------------------------------------------
Class B                                                         0.47%        0.245%
--------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------
Class A                                                         0.87%         0.62%
--------------------------------------------------------------------------------------
Class B                                                         1.02%         0.87%
--------------------------------------------------------------------------------------


+ Payable to the Portfolio on shares redeemed within 60 days of purchase. The redemption fee may be waived by the Fund in certain circumstances. See "Shareholder Information" for more information on redemption fees.


++ The actual 12b-1 fee paid by the Portfolio for the last fiscal year was 0.15% because the distributor, Morgan Stanley & Co. Incorporated, has voluntarily agreed to waive 0.10% of the 0.25% distribution fee it is entitled to receive.


* The Management Fees for the Portfolios shown in the table above are the highest that could be charged. This table does not show the effects of Morgan Stanley Investment Management's voluntary fee waivers and/or expense reimbursements. Morgan Stanley Investment Management has voluntarily agreed to reduce its management fee and/or reimburse the Portfolios so that total annual operating expenses, excluding certain investment related expenses described below, will not exceed 0.50% for Class A shares and 0.65% for Class B shares of the Global Fixed Income Portfolio and 0.695% for Class A shares and 0.945% for Class B shares of the High Yield Portfolio.

In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing are excluded from annual operating expenses. If these expenses were incurred, the Portfolios' total operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the expense ratio shown above.

For the year ended December 31, 2000, after giving effect to Morgan Stanley Investment Management's voluntary management fee waiver and/or expense reimbursement, the total operating expenses incurred by investors in the Global Fixed Income Portfolio were the amounts shown in the first paragraph. Total operating expenses for the High Yield Portfolio did not exceed the amounts shown in the first paragraph and, accordingly, total operating expenses incurred by investors were as shown in the table above.


Fee waivers and/or expense reimbursements are voluntary and Morgan Stanley Investment Management reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

                                      MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                      FEES AND EXPENSES OF THE PORTFOLIOS


FEES AND EXPENSES OF THE PORTFOLIOS


EXAMPLE


This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds having similar investment objectives.


The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions the table indicates what your costs would be.



-----------------------------------------------------------------------------------
                                    1 Year      3 Years      5 Years      10 Years
-----------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO
-----------------------------------------------------------------------------------
Class A                              $ 89         $278          $482         $1,073
-----------------------------------------------------------------------------------
Class B                              $104         $325          $563         $1,248
-----------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO
-----------------------------------------------------------------------------------
Class A                              $ 63         $199          $346         $  774
-----------------------------------------------------------------------------------
Class B                              $ 89         $278          $482         $1,073
-----------------------------------------------------------------------------------

                                      MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                      FUND MANAGEMENT


INVESTMENT ADVISER


Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. At December 31, 2000, Morgan Stanley Investment Management, together with its affiliated institutional asset management companies (collectively, the "Morgan Stanley Investment Management Group"), managed assets of approximately $170.2 billion, including assets under fiduciary advice.


MANAGEMENT FEES


For the year ended December 31, 2000, Morgan Stanley Investment Management received from each Portfolio the management fee set forth in the accompanying table.


MANAGEMENT FEE PAID IN FISCAL YEAR ENDED DECEMBER 31, 2000
(net of waivers and as a percentage of average net assets)


---------------------------------------------------------------------------
                                              Global Fixed     High Yield
                                            Income Portfolio    Portfolio
---------------------------------------------------------------------------
Class A                                           0.03%         0.375%
---------------------------------------------------------------------------
Class B                                           0.03%         0.375%
---------------------------------------------------------------------------

                                      MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                      FUND MANAGEMENT


PORTFOLIO MANAGERS

SUBJECT TO THE SUPERVISION OF MORGAN STANLEY INVESTMENT MANAGEMENT AND ITS INVESTMENT MANAGEMENT COMMITTEE, THE FOLLOWING INDIVIDUALS, EACH OF WHOM IS EMPLOYED BY A MEMBER OF THE MORGAN STANLEY INVESTMENT MANAGEMENT GROUP, HAVE PRIMARY DAY-TO-DAY PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE PORTFOLIOS:


GLOBAL FIXED INCOME PORTFOLIO

J. DAVID GERMANY, MICHAEL B. KUSHMA, PAUL F. O'BRIEN, CHRISTIAN G. ROTH AND DAVID STANLEY J. David Germany, a Managing Director, joined Morgan Stanley Investment Management Group in 1996. Mr. Germany holds an A.B. degree (VALEDICTORIAN) from Princeton University and a Ph.D. in Economics from the Massachusetts Institute of Technology. Michael B. Kushma, a Principal, joined Morgan Stanley & Co. in 1987 and joined Morgan Stanley Investment Management Group in 1995. Mr. Kushma received an A.B. in Economics from Princeton University in 1979, a Masters in Economics from the London School of Economics in 1981 and a Masters of Philosophy from Columbia University in 1983. Paul F. O'Brien, a Principal, joined Morgan Stanley Investment Management Group in 1996. Mr. O'Brien attended the United States Naval Academy and holds a B.S. degree from the Massachusetts Institute of Technology and a Ph.D. in Economics from the University of Minnesota. Christian G. Roth, a Principal, joined Morgan Stanley Investment Management Group in 1991. Mr. Roth received a B.S. from The Wharton School of the University of Pennsylvania. David Stanley, a Vice President, joined Morgan Stanley Investment Management Group in 1994. Mr. Stanley graduated from Manchester University. Messrs. Germany, Kushma and O'Brien have shared primary responsibility for managing the Portfolio's assets since September 1997. Messrs. Roth and Stanley have shared primary responsibility for managing the Portfolio's assets since July 1999 and January 2000, respectively.


HIGH YIELD PORTFOLIO

STEPHEN F. ESSER, GORDON W. LOERY AND DEANNA L. LOUGHNANE Stephen F. Esser, a Managing Director, joined Morgan Stanley Investment Management Group in 1988. Mr. Esser holds a B.S. degree (SUMMA CUM LAUDE and PHI BETA KAPPA) from the University of Delaware. Gordon W. Loery, a Principal, joined Morgan Stanley Investment Management Group in 1996. Mr. Loery received a B.A. in Economics from Cornell University. Deanna L. Loughnane, a Principal, joined Morgan Stanley Investment Management Group in 1997. Prior to that, she served as a Vice President and Senior Corporate Bond Analyst for Putnam Investments from 1993 to 1997. Ms. Loughnane received a B.S. from The University of Virginia's McIntire School of Commerce and an M.B.A from Harvard University. Messrs. Esser and Loery and Ms. Loughnane have shared primary responsibility for managing the Portfolio's assets since April 1996, April 1999 and January 2000, respectively.

                                      MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                      SHAREHOLDER INFORMATION


SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES


Morgan Stanley & Co. is the exclusive Distributor of Class A shares and Class B shares of each Portfolio. Morgan Stanley & Co. receives no compensation from the Fund for distributing Class A shares of the Portfolios. The Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, each Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


ABOUT NET ASSET VALUE


The net asset value ("NAV") per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolios may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.


PRICING OF PORTFOLIO SHARES


You may buy or sell (redeem) Class A and Class B shares of each Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolios as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time").


HOW TO PURCHASE SHARES


You may purchase Class A shares and Class B shares of each Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the NYSE is open.


The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of each Portfolio. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, the Fund will notify you. Your account may be subject to involuntary conversion from Class A shares to Class B shares or involuntary redemption in the case of Class B shares if the value of your account remains below the minimum initial investment amount for 60 consecutive days. Morgan Stanley Investment Management may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.


You may arrange to purchase shares directly from the Fund by calling 1-800-548-7786 or by returning a completed Account Registration Form with payment for your purchase. The price you pay will be the NAV calculated at the Pricing Time following receipt of your purchase order and payment.


To purchase shares through the Distributor or a Financial Intermediary, you should contact the Distributor or your Financial Intermediary for details. Generally, the price of shares purchased through a Financial Intermediary is the NAV calculated at the next Pricing Time after the Fund receives your order from your Financial Intermediary. The Distributor and certain Financial Intermediaries have made arrangements with the Fund so that you may purchase shares at the NAV calculated at the next Pricing Time after the Distributor or your Financial Intermediary receives your purchase order. Your Financial Intermediary may charge an additional service or transaction fee.


HOW TO REDEEM SHARES


You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.


Shares of the Global Fixed Income Portfolio redeemed within 60 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. The Fund may waive the redemption fee in certain instances, including when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. The redemption fee is calculated based on and deducted from the redemption proceeds.

                                      MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                      SHAREHOLDER INFORMATION


The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, the Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.


EXCHANGE FEATURES

You may exchange Portfolio shares for shares of other available portfolios of the Fund. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange. When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. Frequent trades in your account(s) can disrupt management of a Portfolio and raise its expenses. Therefore, the Fund may, in its sole discretion, bar a shareholder who trades excessively from making further exchanges or purchases.

DIVIDENDS AND DISTRIBUTIONS


Each Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of a quarterly dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES

The dividends and distributions you receive from a Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income, long-term capital gains distributions to individuals are taxed at a maximum rate of 20% regardless of how long you have held your shares, and short-term capital gains distributions are taxed at ordinary income rates. A Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions. The Portfolios expect to distribute primarily ordinary income dividends.


If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.


The Fund currently consists of the following portfolios:

U.S. EQUITY

Equity Growth Portfolio
Focus Equity Portfolio
MicroCap Portfolio+
Small Company Growth Portfolio
Technology Portfolio
U.S. Equity Plus Portfolio+
U.S. Real Estate Portfolio
Value Equity Portfolio


GLOBAL AND INTERNATIONAL EQUITY


Active International Allocation
    Portfolio
Asian Real Estate Portfolio
Asian Equity Portfolio
China Growth Portfolio+
Emerging Markets Portfolio
European Value Equity Portfolio
European Real Estate Portfolio
Global Value Equity Portfolio
Gold Portfolio+
International Equity Portfolio*
International Magnum Portfolio
International Small Cap Portfolio
Japanese Value Equity Portfolio
Latin American Portfolio


FIXED INCOME

Emerging Markets Debt Portfolio
Fixed Income Portfolio
Global Fixed Income Portfolio
High Yield Portfolio
Mortgage-Backed Securities
    Portfolio+
Municipal Bond Portfolio+


MONEY MARKET

Money Market Portfolio
Municipal Money Market Portfolio

* Portfolio is currently closed to new investors
+ Portfolio is not operational

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FINANCIAL HIGHLIGHTS


FINANCIAL HIGHLIGHTS


The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended December 31, 2000 has been audited by Ernst & Young LLP. Fiscal periods prior to January 1, 2000 have been audited by PricewaterhouseCoopers LLP. Ernest & Young LLP's report, along with the Portfolios' financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's December 31, 2000 Annual Report to Shareholders. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Fund at the toll free number noted on the back cover to this Prospectus.



GLOBAL FIXED INCOME PORTFOLIO


                                                                                Year Ended December 31,
                                                           -----------------------------------------------------------------
CLASS A                                                        2000          1999+         1998+         1997+         1996
----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                         $11.22        $12.51        $11.15        $11.30        $11.22
----------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(1)                                       0.54          0.51          0.55          0.56          0.61
Net Realized and Unrealized Gain (Loss) on Investments        (0.42)        (1.37)         0.98         (0.40)         0.08
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               0.12         (0.86)         1.53          0.16          0.69
----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                         (0.20)        (0.39)        (0.17)        (0.31)        (0.61)
In Excess of Net Investment Income                            (0.04)        (0.03)         -             -             -
Return of Capital                                              -            (0.01)         -             -             -
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (0.24)        (0.43)        (0.17)        (0.31)        (0.61)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $11.10        $11.22        $12.51        $11.15        $11.30
----------------------------------------------------------------------------------------------------------------------------
Total Return                                                   1.18%        (6.84)%       13.84%         1.50%         6.44%
----------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                       $27,852       $34,225       $45,884       $84,635      $112,888
Ratio of Expenses to Average Net Assets(1)                     0.50%         0.50%         0.50%         0.50%         0.50%
Ratio of Net Investment Income to Average Net Assets(1)        4.58%         4.01%         4.76%         5.05%         5.50%
Portfolio Turnover Rate                                          73%          102%          110%          116%          258%
----------------------------------------------------------------------------------------------------------------------------

(1)Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income                 $0.04         $0.03         $0.03         $0.02         $0.02
   Ratios before expense limitation:
   Expenses to Average Net Assets                              0.87%         0.76%         0.81%         0.71%         0.72%
   Net Investment Income to Average Net Assets                 4.23%         3.75%         4.48%         4.84%         5.29%
----------------------------------------------------------------------------------------------------------------------------


+ Per share amounts for the years ended December 31, 1999, 1998 and 1997 are based on average shares outstanding.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FINANCIAL HIGHLIGHTS


GLOBAL FIXED INCOME PORTFOLIO


                                                                                                                    Period from
                                                                            Year Ended December 31,                Jan 2, 1996*
                                                          ------------------------------------------------------     to Dec 31,
CLASS B                                                         2000         1999+          1998+           1997+         1996
----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                          $11.19        $12.48         $11.13          $11.29        $11.23
----------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(2)                                        0.47          0.45           0.53            0.54          0.48
Net Realized and Unrealized Gain (Loss) on Investments         (0.37)        (1.32)          0.98           (0.40)         0.18
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                0.10         (0.87)          1.51            0.14          0.66
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                          (0.19)        (0.39)         (0.16)          (0.30)        (0.60)
In Excess of Net Investment Income                             (0.04)        (0.03)          -               -             -
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (0.23)        (0.42)         (0.16)          (0.30)        (0.60)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $11.06        $11.19         $12.48          $11.13        $11.29
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    1.07%        (7.09)%        13.68%           1.29%         6.12%
----------------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                           $320          $322           $362            $366        $1,559
Ratio of Expenses to Average Net Assets(2)                      0.65%         0.65%          0.65%           0.65%         0.65%**
Ratio of Net Investment Income to Average Net Assets(2)         4.42%         3.86%          4.54%           4.88%         5.28%**
Portfolio Turnover Rate                                           73%          102%           110%            116%          258%
----------------------------------------------------------------------------------------------------------------------------------

(2)Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income                  $0.04         $0.03          $0.03           $0.02         $0.02
   Ratios before expense limitation:
   Expenses to Average Net Assets                               1.02%         0.91%          0.99%           0.86%         0.86%**
   Net Investment Income to Average Net Assets                  4.06%         3.60%          4.26%           4.68%         5.08%**
----------------------------------------------------------------------------------------------------------------------------------


 * The Portfolio began offering Class B Shares on January 2, 1996.
** Annualized
 + Per share amounts for the years ended December 31, 1999, 1998 and 1997 are based on average shares outstanding.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FINANCIAL HIGHLIGHTS


HIGH YIELD PORTFOLIO


                                                                                Year Ended December 31,
                                                           -----------------------------------------------------------------
CLASS A                                                        2000          1999          1998          1997          1996
----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                         $10.58      $  10.75      $  11.58      $  10.91       $ 10.46
----------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(1)                                       0.99          0.94          1.00          1.00          1.03
Net Realized and Unrealized Gain (Loss) on Investments        (2.14)        (0.14)        (0.66)         0.67          0.47
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              (1.15)         0.80          0.34          1.67          1.50
----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                         (1.00)        (0.95)        (0.98)        (1.00)        (1.05)
In Excess of Net Investment Income                             -            (0.01)        (0.00)+          -          (0.00)+
Net Realized Gain                                              -               -          (0.14)           -             -
In Excess of Net Realized Gain                                 -               -          (0.04)           -             -
Return of Capital                                              -            (0.01)        (0.01)           -             -
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (1.00)        (0.97)        (1.17)        (1.00)        (1.05)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $8.43      $  10.58      $  10.75      $  11.58       $ 10.91
----------------------------------------------------------------------------------------------------------------------------
Total Return                                                 (11.51)%        7.77%         3.03%        15.87%        15.01%
----------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                       $95,174      $136,386      $128,237      $113,006       $95,663
Ratio of Expenses to Average Net Assets(1)                     0.62%         0.59%         0.67%         0.69%         0.75%
Ratio of Net Investment Income to Average Net Assets(1)        9.96%         8.72%         8.70%         8.70%         9.78%
Portfolio Turnover Rate                                          36%           58%           93%          111%          117%
----------------------------------------------------------------------------------------------------------------------------
(1)Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income                   N/A           N/A           N/A           N/A         $0.01
   Ratios before expense limitation:
   Expenses to Average Net Assets                               N/A           N/A           N/A           N/A          0.82%
   Net Investment Income to Average Net Assets                  N/A           N/A           N/A           N/A          9.71%
----------------------------------------------------------------------------------------------------------------------------


+  Amount is less than $0.01 per share.

                                       MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                       FINANCIAL HIGHLIGHTS


HIGH YIELD PORTFOLIO


                                                                                                                    Period from
                                                                            Year Ended December 31,                Jan 2, 1996*
                                                          -------------------------------------------------------    to Dec 31,
CLASS B                                                         2000          1999           1998            1997          1996
----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                          $10.55        $10.73         $11.56          $10.90        $10.49
----------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(2)                                        0.92          0.92           0.90            0.97          0.98
Net Realized and Unrealized Gain (Loss) on Investments         (2.09)        (0.15)         (0.59)           0.65          0.45
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               (1.17)         0.77           0.31            1.62          1.43
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                          (0.98)        (0.93)         (0.95)          (0.96)        (1.02)
In Excess of Net Investment Income                                -          (0.01)         (0.00)+            -             -
Realized Net Gain                                                 -             -           (0.14)             -             -
In Excess of Net Realized Gain                                    -             -           (0.04)             -             -
Return of Capital                                                 -          (0.01)         (0.01)             -             -
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (0.98)        (0.95)         (1.14)          (0.96)        (1.02)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $8.40        $10.55         $10.73          $11.56        $10.90
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  (11.77)%        7.44%          2.79%          15.48%        14.37%
----------------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                        $19,384       $48,457        $56,804          $7,213        $5,665
Ratio of Expenses to Average Net Assets(2)                      0.87%         0.85%          0.95%           0.93%         1.00%**
Ratio of Net Investment Income to Average Net Assets(2)         9.66%         8.49%          8.73%           8.48%         9.49%**
Portfolio Turnover Rate                                           36%           58%            93%            111%          117%
----------------------------------------------------------------------------------------------------------------------------------
(2)Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income                   N/A           N/A            N/A             N/A          $0.01
   Ratios before expense limitation:
   Expenses to Average Net Assets                               N/A           N/A            N/A             N/A           1.05%**
   Net Investment Income to Average Net Assets                  N/A           N/A            N/A             N/A           9.44%**
----------------------------------------------------------------------------------------------------------------------------------


 * The Portfolio began offering Class B Shares on January 2, 1996.
** Annualized
 + Amount is less than $0.01 per share.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         REGISTRATION FORM


ACCOUNT REGISTRATION FORM

GLOBAL FIXED INCOME PORTFOLIO
HIGH YIELD PORTFOLIO
ACCOUNT INFORMATION

If you need assistance in filling out this form for Morgan Stanley Institutional Fund, Inc., please contact your Morgan Stanley representative or call us toll free 1-800-548-7786. Please print all items except signature, and mail to the Fund at the address on the back cover. Fill in where appropriate below.


REGISTRATION
/ / INDIVIDUAL

First Name
-----------------------------------------------
Middle Initial
-----------------------------------------------
Last Name
-----------------------------------------------

/ / JOINT TENANTS
(RIGHTS OF SURVIVORSHIP PRESUMED UNLESS TENANCY
IN COMMON IS INDICATED)

First Name
-----------------------------------------------
Middle Initial
-----------------------------------------------
Last Name
-----------------------------------------------

/ / CORPORATIONS, TRUSTS AND OTHERS

Please call the Fund for additional documents that may be required to set up an account and to authorize transactions.

-----------------------------------------------

-----------------------------------------------

Type of Registration:
/ / Incorporated
/ / Unincorporated Association
/ / Partnership
/ / Uniform Gift/Transfer to Minor
(ONLY ONE CUSTODIAN AND MINOR PERMITTED)
/ / Trust
/ / Other (SPECIFY)

MAILING ADDRESS
Please fill in completely, including telephone number(s).

/ / UNITED STATES CITIZEN
/ / RESIDENT ALIEN

Street or P.O. Box

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------
City
-----------------------------------------------
State
-----------------------------------------------
Zip Code
-----------------------------------------------

Home Tel. No.
-----------------------------------------------
Business Tel. No.
-----------------------------------------------


/ / NON-RESIDENT ALIEN

Permanent Address (WHERE YOU RESIDE PERMANENTLY
FOR TAX PURPOSES)

Street or P.O. Box
-----------------------------------------------

-----------------------------------------------

-----------------------------------------------

City
-----------------------------------------------
Country
-----------------------------------------------
Postal Code
-----------------------------------------------

Home Tel. No.
-----------------------------------------------
Business Tel. No.
-----------------------------------------------


Current Mailing Address
(IF DIFFERENT FROM PERMANENT ADDRESS)

Street or P.O. Box
-----------------------------------------------

-----------------------------------------------

-----------------------------------------------
City
-----------------------------------------------
Country
-----------------------------------------------
Postal Code
-----------------------------------------------

Home Tel. No.
-----------------------------------------------
Business Tel. No.
-----------------------------------------------


TAXPAYER IDENTIFICATION NUMBER

Enter your Taxpayer Identification Number. For most individual taxpayers, this is your Social Security Number.

/ / INDIVIDUAL

Taxpayer Identification
Number ("TIN")
-----------------------------------------------

or

Social Security
Number ("SSN")
-----------------------------------------------
/ / JOINT TENANTS
(RIGHTS OF SURVIVORSHIP PRESUMED UNLESS
TENANCY IN COMMON IS INDICATED)

Taxpayer Identification
Number ("TIN")
-----------------------------------------------
or

Social Security
Number ("SSN")
-----------------------------------------------

Taxpayer Identification
Number ("TIN")
-----------------------------------------------

or

Social Security
Number ("SSN")
-----------------------------------------------

For Custodian account of a minor (Uniform Gifts/Transfers to Minor Acts), give the SSN of the minor.

IMPORTANT TAX INFORMATION

You (as a payee) are required by law to provide us (as payor) with your correct TIN(s) or SSN(s). Accounts that have a missing or incorrect TIN(s) or SSN(s) will be subject to backup withholding at a 31% rate on dividends, distributions and other payments. If you have not provided us with your correct TIN(s) or SSN(s), you may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS"). Backup withholding is not an additional tax; the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained. You may be notified that you are subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code because you have underreported interest or dividends or you were required to, but failed to, file a return which would have included a reportable interest or dividend payment.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         REGISTRATION FORM


PORTFOLIO AND CLASS SECTION

Class A shares minimum $500,000 for each Portfolio and Class B shares minimum $100,000 for each Portfolio.

Please indicate Portfolio, class and amount for purchase of the following Portfolio(s):

GLOBAL FIXED INCOME PORTFOLIO
/ / Class A Shares (069) $
-----------------------------------------------
/ / Class B Shares (042) $
-----------------------------------------------
HIGH YIELD PORTFOLIO
/ / Class A Shares (072) $
-----------------------------------------------
/ / Class B Shares (045) $
-----------------------------------------------

Total Initial Investment $
-----------------------------------------------

METHOD OF INVESTMENT

Please indicate Portfolio and manner of payment.

/ / Check

(MAKE CHECK PAYABLE TO MORGAN STANLEY
INSTITUTIONAL FUND, INC. - PORTFOLIO NAME)


/ / Exchange $
-----------------------------------------------
From

Name of Portfolio
-----------------------------------------------
Account Number
-----------------------------------------------

Account previously established by:
/ /  Phone exchange
/ /  Wire on
-----------------------------------------------
Date
-----------------------------------------------
Account Number
-----------------------------------------------

(PREVIOUSLY ASSIGNED BY THE FUND)


DISTRIBUTION OPTION
Income dividends and capital gains distributions
(if any) to be reinvested in additional shares unless either box below is checked.

/ / Income dividends to be paid in cash, capital gains distributions (if any) in shares.

/ / Income dividends and capital gains
distributions (if any) to be paid in cash.

TELEPHONE REDEMPTION

Please select at time of initial application if you wish to redeem or exchange shares by telephone. A SIGNATURE GUARANTEE IS REQUIRED IF YOUR BANK ACCOUNT IS NOT REGISTERED IDENTICALLY TO YOUR FUND ACCOUNT. TELEPHONE REQUESTS FOR REDEMPTIONS OR EXCHANGES WILL NOT BE HONORED UNLESS THE BOX IS CHECKED.


/ / I/we hereby authorize the Fund and its agents to honor any telephone requests to wire redemption proceeds to the commercial bank indicated at right and/or mail redemption proceeds to the name and address in which my/our Fund Account is registered if such requests are believed to be authentic.


The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Name of Commercial Bank
(Not Savings Bank)
-----------------------------------------------
Bank Account Number
-----------------------------------------------
Bank ABA Number
-----------------------------------------------
Name(s) in which
your bank account
is established
-----------------------------------------------
Bank's Street Address
-----------------------------------------------
City
-----------------------------------------------
State
-----------------------------------------------
Zip code
-----------------------------------------------

INTERESTED PARTY OPTION

/ / In addition to the account statement sent to my/our registered address, I/we hereby authorize the Fund to mail duplicate statements to the name and address provided below.

Name
-----------------------------------------------
Street or P.O. Box
-----------------------------------------------

-----------------------------------------------

-----------------------------------------------
City
-----------------------------------------------
State
-----------------------------------------------
Zip Code
-----------------------------------------------

DEALER INFORMATION
Representative Name
-----------------------------------------------
Representative Number
-----------------------------------------------
Branch Number
-----------------------------------------------

SIGNATURE OF ALL HOLDERS
AND TAXPAYER CERTIFICATION

The undersigned certify that I/we have full authority and legal capacity to purchase and redeem shares of the Fund and affirm that I/we have received a current Prospectus of Morgan Stanley Institutional Fund, Inc. and agree to be bound by its terms. By signing this application, I/we hereby certify under penalties of perjury that the information on this application is complete and correct and that as required by federal law (please check applicable boxes below):


U.S. CITIZEN(S)/TAXPAYERS(S):

/ / I/We certify that (1) the number(s) shown above on this form is/are the correct SSN(s) or TIN(s) and (2) I am/we are not subject to any backup withholding either because (a) I am/we are exempt from backup withholding;
(b) I/we have not been notified by the IRS that I am/we are subject to backup withholding as a result of a failure to report all interest or dividends; or
(c) the IRS has notified me/us that I am/we are no longer subject to backup withholding.


/ / If no TIN(s) or SSN(s) has/have been provided above, I/we have applied, or intend to apply, to the IRS or the Social Security Administration for a TIN or a SSN and I/we understand that if I/we do not provide either number to J.P. Morgan Investor Services Co. ("J.P. Morgan") within 60 days of the date of this application or if I/we fail to furnish my/our correct SSN(s) or TIN(s), I/we may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9). You may request such form by calling J.P. Morgan at 800-548-7786.


NON-U.S. CITIZEN(S)/TAXPAYERS(S):

/ / Under penalties of perjury, I/we certify that I am/we are not U.S. citizens or residents and I am/we are exempt foreign persons as defined by the IRS. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


SIGN HERE
(IF JOINT ACCOUNT, BOTH MUST SIGN)

Signature
-----------------------------------------------
Date
-----------------------------------------------

Signature
-----------------------------------------------
Date
-----------------------------------------------

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         ADDITIONAL INFORMATION



WHERE TO FIND ADDITIONAL INFORMATION


STATEMENT OF ADDITIONAL INFORMATION

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2001, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

SHAREHOLDER REPORTS

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about each Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during that period.

For additional Fund information, including information regarding investments comprising the Fund's Portfolios, please call 1-800-548-7786. You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.


Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways:
(1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.


Morgan Stanley Institutional Fund, Inc.
P.O. Box 2798
Boston, Massachusetts 02208-2798

                                                                      PROSPECTUS

MORGAN STANLEY INSTITUTIONAL FUND, INC.


May 1, 2001

INTERNATIONAL MAGNUM PORTFOLIO
The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in
EAFE countries.
--------------------------------------------------------------------------------


INVESTMENT ADVISER
MORGAN STANLEY INVESTMENT MANAGEMENT INC.

DISTRIBUTOR
MORGAN STANLEY & CO. INCORPORATED

Morgan Stanley Institutional Fund, Inc. (the "Fund") is a no-load mutual fund that is designed to meet the investment needs of discerning investors who place a premium on quality and personal service. The Fund makes available to institutional investors a series of portfolios which benefit from the investment expertise and commitment to excellence associated with Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management") and its affiliates. This Prospectus offers Class A and Class B shares of the International Magnum Portfolio (the "Portfolio").


The Securities and Exchange Commission (the "Commission") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


INVESTMENT SUMMARY                      1
-----------------------------------------
International Magnum Portfolio          1
-----------------------------------------
Additional Risk Factors and
Information                             2
-----------------------------------------
FEES AND EXPENSES
OF THE PORTFOLIO                        4
-----------------------------------------
FUND MANAGEMENT                         6
-----------------------------------------
SHAREHOLDER INFORMATION                 7
-----------------------------------------
FINANCIAL HIGHLIGHTS                    9
-----------------------------------------
International Magnum Portfolio          9
-----------------------------------------
ACCOUNT REGISTRATION FORM
-----------------------------------------

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                                              INVESTMENT SUMMARY

INTERNATIONAL MAGNUM PORTFOLIO

OBJECTIVE

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries.

APPROACH

Morgan Stanley Investment Management seeks to achieve superior long-term returns by creating a portfolio of attractively valued equity securities primarily of issuers in EAFE countries, which include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. To achieve this goal, Morgan Stanley Investment Management uses a combination of strategic geographic asset allocation and fundamental stock selection.

PROCESS

The Portfolio is managed using a two-part process combining the expertise of investment teams based in New York, London, Tokyo and Singapore. The New York-based portfolio management team decides upon the appropriate allocation of the Portfolio's assets among Europe, Japan and developed Asia, including Australia and New Zealand. Regional allocation decisions are based on a variety of factors, including relative valuations, earnings expectations, macroeconomic factors, as well as input from the regional stock selection teams and from Morgan Stanley Investment Management's Asset Allocation Group, which is made up of several of Morgan Stanley Investment Management's senior investment officers. Once allocations to Europe, Asia and Japan have been determined, overseas investment teams in London (for European stocks), Tokyo (for Japanese stocks) and Singapore (for Asian stocks) decide which stocks to purchase for their respective geographic regions. The regional portfolio management teams look for stocks that they believe to be attractively valued. The regional specialists analyze each company's finances, products and management, typically meeting with each company's management before a stock is purchased for the Portfolio. The Portfolio invests primarily in countries comprising the MSCI Europe, Australasia, Far East Index (the "MSCI EAFE Index"). However, the Portfolio also may invest up to 5% of its assets in countries not included in the MSCI EAFE Index, including emerging market countries. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

RISKS

Investing in the International Magnum Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of non-U.S. issuers in the hope of earning superior returns. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, foreign equity securities, may underperform relative to other sectors or the overall market.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. Morgan Stanley Investment Management may use derivatives for other purposes, such as gaining exposure to foreign markets.

AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2000)
                                                                              Past         Since
                                                                            One Year     Inception
--------------------------------------------------------------------------------------------------
CLASS A (commenced operations on March 15, 1996)                             -10.50%       7.00%
--------------------------------------------------------------------------------------------------
MSCI EAFE Index*                                                             -14.17%       7.52%
--------------------------------------------------------------------------------------------------
CLASS B (commenced operations on March 15, 1996)                             -10.81%       6.71%
--------------------------------------------------------------------------------------------------
MSCI EAFE Index*                                                             -14.17%       7.52%
--------------------------------------------------------------------------------------------------


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


* The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.


1997         6.58%
1998         7.33%
1999        24.87%
2000       -10.50%

HIGH (QUARTER)    Q1 '98   14.26%
---------------------------------
LOW (QUARTER)     Q3 '98  -17.57%

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                                              INVESTMENT SUMMARY

ADDITIONAL RISK FACTORS AND INFORMATION

THIS SECTION DISCUSSES ADDITIONAL RISK FACTORS AND INFORMATION RELATING TO THE PORTFOLIO. THE PORTFOLIO'S INVESTMENT PRACTICES AND LIMITATIONS ARE DESCRIBED IN MORE DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), WHICH LEGALLY IS A PART OF THIS PROSPECTUS. FOR DETAILS ON HOW TO OBTAIN A COPY OF THE SAI AND OTHER REPORTS AND INFORMATION, SEE THE BACK COVER OF THIS PROSPECTUS.

PRICE VOLATILITY
The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

FOREIGN INVESTING

Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.


EMERGING MARKET RISKS
Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

DERIVATIVES
The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.


The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                                              INVESTMENT SUMMARY

ADDITIONAL RISK FACTORS AND INFORMATION


The Portfolio will limit its use of derivatives for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivatives. While the use of derivatives may be advantageous to the Portfolio, if Morgan Stanley Investment Management is not successful in employing them, the Portfolio's performance may be worse than if it did not make such investments. See the SAI for more about the risks of different types of derivatives.


INVESTMENT DISCRETION

In pursuing the Portfolio's investment objectives, Morgan Stanley Investment Management has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, Morgan Stanley Investment Management may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolio's performance.


BANK INVESTORS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


TEMPORARY DEFENSIVE INVESTMENTS

When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If Morgan Stanley Investment Management incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio's performance and the Portfolio may not achieve its investment objective.


PORTFOLIO TURNOVER
Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                              FEES AND EXPENSES OF THE PORTFOLIO

FEES AND EXPENSES OF THE PORTFOLIO


The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Annual Fund Operating Expenses in the table do not reflect voluntary fee waivers, which are described in the footnotes, and/or expense reimbursements from Morgan Stanley Investment Management.



 2000 ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------
                                                                          International
                                                                             Magnum
                                                                            Portfolio
---------------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
---------------------------------------------------------------------------------------
Redemption Fee (as a % of the amount redeemed)+                               2.00%
---------------------------------------------------------------------------------------
MANAGEMENT FEES (expenses that are deducted from Fund assets)*
---------------------------------------------------------------------------------------
Class A                                                                       0.80%
---------------------------------------------------------------------------------------
Class B                                                                       0.80%
---------------------------------------------------------------------------------------
12b-1 FEE
---------------------------------------------------------------------------------------
Class A                                                                       None
---------------------------------------------------------------------------------------
Class B                                                                       0.25%
---------------------------------------------------------------------------------------
OTHER EXPENSES
---------------------------------------------------------------------------------------
Class A                                                                       0.30%
---------------------------------------------------------------------------------------
Class B                                                                       0.30%
---------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------
Class A                                                                       1.10%
---------------------------------------------------------------------------------------
Class B                                                                       1.35%
---------------------------------------------------------------------------------------


+Payable to the Portfolio on shares redeemed within 60 days of purchase. The redemption fee may be waived by the Fund in certain circumstances. See "Shareholder Information" for more information on redemption fees.


*The Management Fees for the Portfolio shown in the table above are the highest that could be charged. This table does not show the effects of Morgan Stanley Investment Management's voluntary fee waivers and/or expense reimbursements. Morgan Stanley Investment Management has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses, excluding certain investment related expenses described below, will not exceed 1.00% for Class A shares and 1.25% for Class B shares.


In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing are excluded from annual operating expenses. If these expenses were incurred, the Portfolio's total operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the expense ratio shown above.


For the year ended December 31, 2000, after giving effect to Morgan Stanley Investment Management's voluntary management fee waiver and/or expense reimbursement, the total operating expenses incurred by investors in the Portfolio, including certain investment related expenses, were 1.01% for Class A shares and 1.26% for Class B shares. Excluding investment related expenses, the operating expenses after fee waivers and/or expense reimbursements were 1.00% for Class A shares and 1.25% for Class B shares.



Fee waivers and/or expense reimbursements are voluntary and Morgan Stanley Investment Management reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

                                          MORGAN STANLEY INSTITUTIONAL FUND INC.
                                              FEES AND EXPENSES OF THE PORTFOLIO
FEES AND EXPENSES OF THE PORTFOLIO
EXAMPLE


This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds having similar investment objectives.


The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions the table indicates what your costs would be.


------------------------------------------------------------------------------------
                                    1 Year      3 Years       5 Years       10 Years
------------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO
------------------------------------------------------------------------------------
Class A                              $112         $350          $606         $1,340
------------------------------------------------------------------------------------
Class B                              $137         $428          $739         $1,624
------------------------------------------------------------------------------------

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                                                FUND MANAGEMENT
INVESTMENT ADVISER


 Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. At December 31, 2000, Morgan Stanley Investment Management, together with its affiliated institutional asset management companies, managed assets of approximately $170.2 billion, including assets under fiduciary advice.


 MANAGEMENT FEES


 For the year ended December 31, 2000, Morgan Stanley Investment Management received from the Portfolio the management fee set forth in the accompanying table.


 MANAGEMENT FEE PAID IN FISCAL YEAR ENDED DECEMBER 31, 2000
(net of waivers and as a percentage of average net assets)

----------------------------------------------------------------------------------------
                                                                          International
                                                                             Magnum
                                                                            Portfolio
----------------------------------------------------------------------------------------
Class A                                                                       0.71%
----------------------------------------------------------------------------------------
Class B                                                                       0.71%
----------------------------------------------------------------------------------------


PORTFOLIO MANAGER


THE FOLLOWING INDIVIDUAL HAS PRIMARY DAY-TO-DAY PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE PORTFOLIO:


INTERNATIONAL MAGNUM PORTFOLIO


FRANCINE J. BOVICH Francine J. Bovich joined Morgan Stanley Investment Management in 1993 and currently is a Managing Director. She graduated from Connecticut College with a B.A. in Economics and received her M.B.A. in Finance from New York University. Ms. Bovich has had primary responsibility for managing the Portfolio's assets since its inception.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                                         SHAREHOLDER INFORMATION
SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES

Morgan Stanley & Co. is the exclusive Distributor of Class A shares and Class B shares of the Portfolio. Morgan Stanley & Co. receives no compensation from the Fund for distributing Class A shares of the Portfolio. The Fund has adopted a Plan of Distribution with respect to the Class B shares of the Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


ABOUT NET ASSET VALUE

The net asset value ("NAV") per share of a class of shares of the Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.


PRICING OF PORTFOLIO SHARES

You may buy or sell (redeem) Class A and Class B shares of the Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolio as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time").


HOW TO PURCHASE SHARES
You may purchase Class A shares and Class B shares of the Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the NYSE is open.


The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, the Fund will notify you. Your account may be subject to involuntary conversion from Class A shares to Class B shares or involuntary redemption in the case of Class B shares if the value of your account remains below the minimum initial investment amount for 60 consecutive days. Morgan Stanley Investment Management may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.


You may arrange to purchase shares directly from the Fund by calling 1-800-548-7786 or by returning a completed Account Registration Form with payment for your purchase. The price you pay will be the NAV calculated at the Pricing Time following receipt of your purchase order and payment.


To purchase shares through the Distributor or a Financial Intermediary, you should contact the Distributor or your Financial Intermediary for details. Generally, the price of shares purchased through a Financial Intermediary is the NAV calculated at the next Pricing Time after the Fund receives your order from your Financial Intermediary. The Distributor and certain Financial Intermediaries have made arrangements with the Fund so that you may purchase shares at the NAV calculated at the next Pricing Time after the Distributor or your Financial Intermediary receives your purchase order. Your Financial Intermediary may charge an additional service or transaction fee.


HOW TO REDEEM SHARES

You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.



Shares redeemed within 60 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. The Fund may waive the redemption fee in certain instances, including when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. The redemption fee is calculated based on and deducted from the redemption proceeds.



The Fund will ordinarily distribute redemption proceeds in cash within one

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                                         SHAREHOLDER INFORMATION
SHAREHOLDER INFORMATION


business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, the Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.


EXCHANGE FEATURES
You may exchange Portfolio shares for shares of other available portfolios of the Fund. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. Frequent trades in your account(s) can disrupt management of the Portfolio and raise its expenses. Therefore, the Fund may, in its sole discretion, bar a shareholder who trades excessively from making further exchanges or purchases.

DIVIDENDS AND DISTRIBUTIONS

The Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.


The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES

The dividends and distributions you receive from the Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income, long-term capital gains distributions to individuals are taxed at a maximum rate of 20% regardless of how long you have held your shares, and short-term capital gains distributions are taxed at ordinary income rates. The Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.



If you redeem shares of the Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of the Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.


Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.


 The Fund currently consists of the following portfolios:

U.S. EQUITY


Equity Growth Portfolio
Focus Equity Portfolio
MicroCap Portfolio+
Small Company Growth Portfolio
Technology Portfolio
U.S. Equity Plus Portfolio+
U.S. Real Estate Portfolio
Value Equity Portfolio


GLOBAL AND INTERNATIONAL EQUITY


Active International Allocation Portfolio
Asian Real Estate Portfolio
Asian Equity Portfolio
China Growth Portfolio+
Emerging Markets Portfolio
European Value Equity Portfolio
European Real Estate Portfolio
Global Value Equity Portfolio
Gold Portfolio+
International Equity Portfolio*
International Magnum Portfolio
International Small Cap Portfolio
Japanese Value Equity Portfolio
Latin American Portfolio


FIXED INCOME


Emerging Markets Debt Portfolio
Fixed Income Portfolio
Global Fixed Income Portfolio
High Yield Portfolio
Mortgage-Backed Securities Portfolio+
Municipal Bond Portfolio+


MONEY MARKET

Money Market Portfolio
Municipal Money Market Portfolio

*Portfolio is currently closed to new investors
+Portfolio is not operational

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                                            FINANCIAL HIGHLIGHTS
FINANCIAL HIGHLIGHTS


The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of the Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended December 31, 2000 has been audited by Ernst & Young LLP. Fiscal periods prior to January 1, 2000 have been audited by PricewaterhouseCoopers LLP. Ernst & Young LLP's report, along with the Portfolio's financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's December 31, 2000 Annual Report to Shareholders. The Annual Report and the Portfolio's financial statements, as well as the SAI, are available at no cost from the Fund at the toll free number noted on the back cover to this Prospectus.

INTERNATIONAL MAGNUM PORTFOLIO

                                                                                                                     Period from
                                                                                Year Ended December 31,            Mar 15, 1996*
                                                                 -------------------------------------------------   to Dec 31,
CLASS A                                                                2000         1999         1998        1997          1996
-------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period                                 $13.62       $11.57       $10.87      $10.66        $10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
Net Investment Income(1)                                               0.11         0.19         0.14        0.17          0.06
Net Realized and Unrealized Gain (Loss) on Investments                (1.52)        2.64         0.66        0.54          0.76
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                      (1.41)        2.83         0.80        0.71          0.82
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income                                                 (0.09)       (0.15)       (0.10)      (0.41)        (0.13)
In Excess of Net Investment Income                                    (0.07)           -            -           -         (0.02)
Net Realized Gain                                                     (0.24)       (0.63)           -       (0.09)        (0.01)
In Excess of Net Realized Gain                                        (0.25)           -            -           -             -
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   (0.65)       (0.78)       (0.10)      (0.50)        (0.16)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $11.56       $13.62       $11.57      $10.87        $10.66
===============================================================================================================================
Total Return                                                         (10.50)%      24.87%        7.33%       6.58%         8.25%
===============================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                              $183,566     $188,586     $269,814    $159,096       $85,316
Ratio of Expenses to Average Net Assets(1)                             1.01%        1.01%        1.00%       1.00%         1.00%**
Ratio of Expenses to Average Net Assets
            Excluding Interest Expense                                 1.00%        1.00%         n/a         n/a           n/a
Ratio of Net Investment Income to Average Net Assets(1)                0.84%        0.89%        1.34%       1.44%         0.99%**
Portfolio Turnover Rate                                                  56%          59%          39%         41%           18%
===============================================================================================================================
(1) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                        $0.01        $0.02        $0.01       $0.02         $0.03
    Ratios before expense limitation:
    Expenses to Average Net Assets                                     1.10%        1.11%        1.13%       1.19%         1.54%**
    Net Investment Income to Average Net Assets                        0.75%        0.80%        1.24%       1.25%         0.44%**
-------------------------------------------------------------------------------------------------------------------------------

    *Commencement of Operations
   **Annualized

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                                            FINANCIAL HIGHLIGHTS
INTERNATIONAL MAGNUM PORTFOLIO


                                                                                                                    Period from
                                                                               Year Ended December 31,            Mar 15, 1996*
                                                                -------------------------------------------------    to Dec 31,
CLASS B                                                               2000         1999         1998        1997          1996
-------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period                                $13.58       $11.54       $10.84      $10.63        $10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
Net Investment Income(2)                                              0.08         0.11         0.14        0.16          0.01
Net Realized and Unrealized Gain (Loss) on Investments               (1.54)        2.68         0.64        0.52          0.78
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     (1.46)        2.79         0.78        0.68          0.79
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income                                                (0.12)       (0.12)       (0.08)      (0.38)        (0.13)
In Excess of Net Investment Income                                       -            -            -           -         (0.02)
Net Realized Gain                                                    (0.23)       (0.63)           -       (0.09)        (0.01)
In Excess of Net Realized Gain                                       (0.25)           -            -           -             -
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                  (0.60)       (0.75)       (0.08)      (0.47)        (0.16)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $11.52       $13.58       $11.54      $10.84        $10.63
===============================================================================================================================
Total Return                                                        (10.81)%      24.58%        7.13%       6.33%         7.90%
===============================================================================================================================
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)                              $23,474      $30,770      $26,151     $28,217       $23,173
Ratio of Expenses to Average Net Assets(2)                            1.26%        1.25%        1.25%       1.25%         1.25%**
Ratio of Expenses to Average Net Assets
            Excluding Interest Expense                                1.25%        1.25%        n/a         n/a            n/a
Ratio of Net Investment Income to Average Net Assets(2)               0.58%        0.87%        1.24%       1.19%         0.60%**
Portfolio Turnover Rate                                                 56%          59%          39%         41%           18%
===============================================================================================================================
(2) Effect of voluntary expense limitation during the period:
    Per share benefit to net investment income                       $0.01        $0.01        $0.01       $0.02         $0.01
    Ratios before expense limitation:
    Expenses to Average Net Assets                                    1.35%        1.35%        1.37%       1.44%         1.69%**
    Net Investment Income to Average Net Assets                       0.49%        0.54%        1.14%       1.00%         0.15%**
-------------------------------------------------------------------------------------------------------------------------------

*  Commencement of Operations
** Annualized

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                                               REGISTRATION FORM

ACCOUNT REGISTRATION FORM

INTERNATIONAL MAGNUM PORTFOLIO

ACCOUNT INFORMATION

If you need assistance in filling out this form for Morgan Stanley Institutional Fund, Inc., please contact your Morgan Stanley representative or call us toll free 1-800-548-7786. Please print all items except signature, and mail to the Fund at the address on the back cover. Fill in where appropriate below.


REGISTRATION

/ / INDIVIDUAL

First Name
--------------------------------------------------------------------------------
Middle Initial
--------------------------------------------------------------------------------
Last Name
--------------------------------------------------------------------------------

/ / JOINT TENANTS

(RIGHTS OF SURVIVORSHIP PRESUMED UNLESS TENANCY IN COMMON IS INDICATED)

First Name
--------------------------------------------------------------------------------
Middle Initial
--------------------------------------------------------------------------------
Last Name
--------------------------------------------------------------------------------

/ / CORPORATIONS, TRUSTS AND OTHERS

Please call the Fund for additional documents that may be required to set up an account and to authorize transactions.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Type of Registration:
/ / Incorporated
/ / Unincorporated Association
/ / Partnership
/ / Uniform Gift/Transfer to Minor
(ONLY ONE CUSTODIAN AND MINOR PERMITTED)
/ / Trust
/ / Other (specify)

MAILING ADDRESS

Please fill in completely, including telephone number(s).

/ / UNITED STATES CITIZEN
/ / RESIDENT ALIEN

Street or P.O. Box
--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
State
--------------------------------------------------------------------------------
Zip Code
--------------------------------------------------------------------------------

Home Tel. No.

--------------------------------------------------------------------------------

Business Tel. No.

--------------------------------------------------------------------------------

/ / NON-RESIDENT ALIEN

Permanent Address (WHERE YOU RESIDE PERMANENTLY FOR TAX PURPOSES)


Street or P.O. Box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
Country
--------------------------------------------------------------------------------
Postal Code
--------------------------------------------------------------------------------

Home Tel. No.

--------------------------------------------------------------------------------

Business Tel. No.

--------------------------------------------------------------------------------
Current Mailing Address (If different from Permanent Address)
--------------------------------------------------------------------------------
Street or P.O. Box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
Country
--------------------------------------------------------------------------------
Postal Code
--------------------------------------------------------------------------------

Home Tel. No.

--------------------------------------------------------------------------------

Business Tel. No.

--------------------------------------------------------------------------------

TAXPAYER IDENTIFICATION NUMBER
Enter your Taxpayer Identification Number. For most individual taxpayers, this is your Social Security Number.

/ / INDIVIDUAL

Taxpayer Identification
Number ("TIN")
--------------------------------------------------------------------------------

or

Social Security
Number ("SSN")
--------------------------------------------------------------------------------

/ / JOINT TENANTS
(RIGHTS OF SURVIVORSHIP PRESUMED UNLESS TENANCY IN COMMON IS INDICATED)

Taxpayer Identification
Number ("TIN")
--------------------------------------------------------------------------------

or

Social Security
Number ("SSN")
--------------------------------------------------------------------------------

Taxpayer Identification
Number ("TIN")
--------------------------------------------------------------------------------

or

Social Security
Number ("SSN")
--------------------------------------------------------------------------------

For Custodian account of a minor (Uniform
Gifts/Transfers to Minor Acts), give the SSN of the minor.

IMPORTANT TAX INFORMATION
You (as a payee) are required by law to provide us (as payor) with your correct TIN(s) or SSN(s). Accounts that have a missing or incorrect TIN(s) or SSN(s) will be subject to backup withholding at a 31% rate on dividends, distributions and other payments. If you have not provided us with your correct TIN(s) or SSN(s), you may be subject to a $50 penalty imposed by the Internal Revenue Service (IRS). Backup withholding is not an additional tax; the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained. You may be notified that you are subject to backup withholding under
Section 3406(a)(1)(C) of the Internal Revenue Code because you have underreported interest or dividends or you were required to, but failed to, file a return which would have included a reportable interest or dividend payment.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                                               REGISTRATION FORM


PORTFOLIO AND CLASS SECTION
Class A shares minimum $500,000 for the Portfolio and Class B shares minimum $100,000 for the Portfolio.

Please indicate class and amount for purchase of the following Portfolio:

INTERNATIONAL MAGNUM PORTFOLIO
/ / Class A Shares (090) $
--------------------------------------------------------------------------------
/ / Class B Shares (033) $
--------------------------------------------------------------------------------

Total Initial Investment $
--------------------------------------------------------------------------------

METHOD OF INVESTMENT
Please indicate Portfolio and manner of payment.

/ / Check

(MAKE CHECK PAYABLE TO MORGAN STANLEY INSTITUTIONAL FUND, INC. - PORTFOLIO NAME)


/ / Exchange $
--------------------------------------------------------------------------------

From

Name of Portfolio
--------------------------------------------------------------------------------

Account Number
--------------------------------------------------------------------------------

Account previously established by:
/ /  Phone exchange
/ /  Wire on
--------------------------------------------------------------------------------
Date
--------------------------------------------------------------------------------
Account Number
--------------------------------------------------------------------------------

(PREVIOUSLY ASSIGNED BY THE FUND)


DISTRIBUTION OPTION

Income dividends and capital gains distributions (if any) to be reinvested in additional shares unless either box below is checked.

/ / Income dividends to be paid in cash, capital gains distributions (if any) in shares.

/ / Income dividends and capital gains distributions (if any) to be paid in cash.

TELEPHONE REDEMPTION

Please select at time of initial application if you wish to redeem or exchange shares by telephone. A SIGNATURE GUARANTEE IS REQUIRED IF YOUR BANK ACCOUNT IS NOT REGISTERED IDENTICALLY TO YOUR FUND ACCOUNT. TELEPHONE REQUESTS FOR REDEMPTIONS OR EXCHANGES WILL NOT BE HONORED UNLESS THE BOX IS CHECKED.



/ / I/we hereby authorize the Fund and its agents to honor any telephone requests to wire redemption proceeds to the commercial bank indicated at right and/or mail redemption proceeds to the name and address in which my/our Fund Account is registered if such requests are believed to be authentic.

The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Name of Commercial Bank
(Not Savings Bank)
--------------------------------------------------------------------------------
Bank Account Number
--------------------------------------------------------------------------------
Bank ABA Number
--------------------------------------------------------------------------------
Name(s) in which
your bank account
is established
--------------------------------------------------------------------------------
Bank's Street Address
--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
State
--------------------------------------------------------------------------------
Zip Code
--------------------------------------------------------------------------------

INTERESTED PARTY OPTION
/ / In addition to the account statement sent to my/our registered address, I/we hereby authorize the Fund to mail duplicate statements to the name and address provided below.

Name
--------------------------------------------------------------------------------
Street or P.O. Box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
State
--------------------------------------------------------------------------------
Zip Code
--------------------------------------------------------------------------------

DEALER INFORMATION
Representative Name
--------------------------------------------------------------------------------
Representative Number
--------------------------------------------------------------------------------
Branch Number
--------------------------------------------------------------------------------
SIGNATURE OF ALL HOLDERS
AND TAXPAYER CERTIFICATION

The undersigned certify that I/we have full authority and legal capacity to purchase and redeem shares of the Fund and affirm that I/we have received a current Prospectus of Morgan Stanley Institutional Fund, Inc. and agree to be bound by its terms. By signing this application, I/we hereby certify under penalties of perjury that the information on this application is complete and correct and that as required by federal law (please check applicable boxes below):


U.S. CITIZEN(S)/TAXPAYERS(S):

/ / I/We certify that (1) the number(s) shown above on this form is/are the correct SSN(s) or TIN(s) and (2) I am/we are not subject to any backup withholding either because (a) I am/we are exempt from backup withholding; (b) I/we have not been notified by the IRS that I am/we are subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me/us that I am/we are no longer subject to backup withholding. / / If no TIN(s) or SSN(s) has/have been provided above, I/we have applied, or intend to apply, to the IRS or the Social Security Administration for a TIN or a SSN and I/we understand that if I/we do not provide either number to J.P. Morgan Investor Services Co. ("J.P. Morgan") within 60 days of the date of this application or if I/we fail to furnish my/our correct SSN(s) or TIN(s), I/we may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9). You may request such form by calling J.P. Morgan at 800-548-7786.

NON-U.S. CITIZEN(S)/TAXPAYERS(S):

/ / Under penalties of perjury, I/we certify that I am/we are not U.S. citizens or residents and I am/we are exempt foreign persons as defined by the IRS. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


SIGN HERE
(IF JOINT ACCOUNT, BOTH MUST SIGN)

Signature
--------------------------------------------------------------------------------
Date
--------------------------------------------------------------------------------
Signature
--------------------------------------------------------------------------------
Date
--------------------------------------------------------------------------------

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                                          ADDITIONAL INFORMATION

WHERE TO FIND ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

In addition to this Prospectus, the Fund has an SAI, dated May 1, 2001, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.


SHAREHOLDER REPORTS
The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during that period.


For additional Fund information, including information regarding investments comprising the Fund's Portfolios, please call 1-800-548-7786. You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.



Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.



Morgan Stanley Institutional Fund, Inc.
P.O. Box 2798
Boston, Massachusetts 02208-2798

                                                                      PROSPECTUS

MORGAN STANLEY INSTITUTIONAL FUND, INC.


May 1, 2001


EMERGING MARKETS PORTFOLIO

The Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.
----------------------------------------------------------------------------

EMERGING MARKETS DEBT PORTFOLIO

The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.
----------------------------------------------------------------------------

LATIN AMERICAN PORTFOLIO

The Latin American Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of Latin American issuers.
----------------------------------------------------------------------------


INVESTMENT ADVISER
MORGAN STANLEY INVESTMENT MANAGEMENT INC.

DISTRIBUTOR
MORGAN STANLEY & CO. INCORPORATED

Morgan Stanley Institutional Fund, Inc. (the "Fund") is a no-load mutual fund that is designed to meet the investment needs of discerning investors who place a premium on quality and personal service. The Fund makes available to institutional investors a series of portfolios which benefit from the investment expertise and commitment to excellence associated with Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management") and its affiliates. This Prospectus offers Class A and Class B shares of the portfolios listed above (each a "Portfolio" and collectively the "Portfolios").

The Securities and Exchange Commission (the "Commission") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Investment Summary                                           1
--------------------------------------------------------------

Emerging Markets Portfolio                                   1
--------------------------------------------------------------

Emerging Markets Debt Portfolio                              2
--------------------------------------------------------------

Latin American Portfolio                                     4
--------------------------------------------------------------

Additional Risk Factors and Information                      5
--------------------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIOS                          7
--------------------------------------------------------------

FUND MANAGEMENT                                              9
--------------------------------------------------------------

SHAREHOLDER INFORMATION                                     11
--------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                        13
--------------------------------------------------------------

Emerging Markets Portfolio                                  13
--------------------------------------------------------------

Emerging Markets Debt Portfolio                             15
--------------------------------------------------------------

Latin American Portfolio                                    17
--------------------------------------------------------------

ACCOUNT REGISTRATION FORM
--------------------------------------------------------------

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY


EMERGING MARKETS PORTFOLIO

OBJECTIVE
The Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.


APPROACH
Morgan Stanley Investment Management seeks to maximize returns by investing in growth-oriented equity securities in emerging markets. Morgan Stanley Investment Management's investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and company managements with a strong shareholder value orientation.


PROCESS
Morgan Stanley Investment Management's global strategists analyze the global economic environment, particularly its impact on emerging markets and allocates the Portfolio's assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. Morgan Stanley Investment Management invests within countries based on the work of country specialists who conduct extensive fundamental analysis of companies within these markets and seeks to identify companies with strong earnings growth prospects. To manage risk, Morgan Stanley Investment Management emphasizes thorough macroeconomic and fundamental research. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities of issuers located in emerging market countries.


RISKS
Investing in the Emerging Markets Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of issuers in emerging markets in the hope of earning superior returns. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, emerging markets equity securities, may underperform relative to other sectors or the overall market.

The risk of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

[CHART]

PERFORMANCE (CLASS A SHARES)
Commenced operations on September 25, 1992
1993                85.91%
1994                -9.63%
1995               -12.77%
1996                12.19%
1997                -1.03%
1998               -25.42%
1999               101.78%
2000               -38.43%

HIGH (QUARTER)    Q4 '99    52.57%
----------------------------------
LOW (QUARTER)     Q3 '98   -23.96%

AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2000)
---------------------------------------------------------------------------------------------------------------------------
                                                                                  Past One     Past Five          Since
                                                                                    Year         Years          Inception
---------------------------------------------------------------------------------------------------------------------------
CLASS A (commenced operations on September 25, 1992)                               -38.43%       -0.30%           5.36%
---------------------------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Free Index*                                                  -30.61%       -4.16%           3.62%
---------------------------------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)                                  -38.60%         n/a            0.14%
---------------------------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Free Index*                                                  -30.61%         n/a           -4.30%
---------------------------------------------------------------------------------------------------------------------------


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


* The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization weighted index comprised of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY

EMERGING MARKETS DEBT PORTFOLIO

OBJECTIVE
The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.


APPROACH
Morgan Stanley Investment Management seeks high total return by investing in a portfolio of emerging market debt that offers low correlation to many other asset classes. Using macroeconomic and fundamental analysis, Morgan Stanley Investment Management seeks to identify developing countries that are undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.


PROCESS
Morgan Stanley Investment Management's global allocation team analyzes the global economic environment and its impact on emerging markets. Morgan Stanley Investment Management focuses on investing in countries that show signs of positive fundamental change. This analysis considers macroeconomic factors, such as GDP growth, inflation, monetary policy, fiscal policy and interest rates and sociopolitical factors, such as political risk, leadership, social stability and commitment to reform. In selecting securities, Morgan Stanley Investment Management first examines yield curves with respect to a country and then considers instrument-specific criteria, including (i) spread duration; (ii) real interest rates; and (iii) liquidity. The Portfolio's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. Morgan Stanley Investment Management may, when or if available, use certain strategies, including the use of derivatives to protect the Portfolio from overvalued currencies or to take advantage of undervalued currencies. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in debt securities of issuers located in emerging market countries.


RISKS
Investing in the Emerging Markets Debt Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in lower-rated and unrated fixed income securities in emerging markets in the hope of earning superior total return. Market prices of fixed income securities respond to economic developments as well as to perceptions of the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value as interest rates rise and vice versa. Investing in emerging markets intensifies risk, because lower quality fixed income securities are more

[CHART]

PERFORMANCE (CLASS A SHARES)
Commenced operations on February 1, 1994
1995               28.23%
1996               50.52%
1997               18.29%
1998              -35.95%
1999               29.22%
2000               12.81%

HIGH (QUARTER)    Q2 '95    29.97%
----------------------------------
LOW (QUARTER)     Q3 '98   -39.82%

AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2000)
-----------------------------------------------------------------------------------------------------
                                                                   Past One    Past Five      Since
                                                                     Year        Years      Inception
-----------------------------------------------------------------------------------------------------
CLASS A (commenced operations on February 1, 1994)                  12.81%       10.78%        9.20%
-----------------------------------------------------------------------------------------------------
J.P. Morgan EMBG Index*                                             14.41%       13.73%       10.11%
-----------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)                   12.50%         n/a        10.29%
-----------------------------------------------------------------------------------------------------
J.P. Morgan EMBG Index*                                             14.41%         n/a        13.47%
-----------------------------------------------------------------------------------------------------


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


* The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. The Index includes coverage of 27 emerging market countries.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY



volatile in price. The Portfolio invests in many fixed income securities that are rated below "investment grade" or are not rated, but are of equivalent quality. These fixed income securities are often referred to as "high yield securities" or "junk bonds." High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. When the Portfolio invests in high yield securities, it generally seeks to receive a correspondingly higher return on the securities it holds to compensate it for the additional credit risk and market risk it has assumed. Prices of longer term fixed income securities also are generally more volatile, so the average maturity of the securities in the Portfolio affects risk. At times the Portfolio's market sector, emerging markets debt securities, may underperform relative to other sectors or the overall market.


The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified. In addition, the Portfolio may sell short. In a short sale transaction, the Portfolio sells a borrowed security in anticipation of a decline in the market value of that security, hoping to profit from the difference between the amount received from the sale and the cost of replacing the borrowed security. If Morgan Stanley Investment Management incorrectly predicts that the price of a borrowed security will decline, the Portfolio may lose money because the amount necessary to replace the borrowed security will be greater than the amount received from the sale. The Portfolio may borrow money for investment purposes. Borrowing for investment purposes is a speculative activity that creates leverage. Leverage will magnify the effect of increases and decreases in prices of portfolio securities.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY

LATIN AMERICAN PORTFOLIO


OBJECTIVE
The Latin American Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of Latin American issuers.


APPROACH
Morgan Stanley Investment Management seeks to maximize returns by investing in growth-oriented securities in Latin American markets. Morgan Stanley Investment Management considers a company to be Latin American if its securities are traded on a recognized stock exchange in Latin America, if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in a Latin American country or if it is organized or has a principal office in a Latin American country. Morgan Stanley Investment Management's investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and managements that have strong shareholder value orientation.


PROCESS
Morgan Stanley Investment Management allocates the Portfolio's assets among Latin American countries based on relative economic, political and social fundamentals, stock valuations and investor sentiment. Morgan Stanley Investment Management invests within countries based on fundamental analysis of Latin American companies and seeks to identify companies with strong earnings growth potential. The Portfolio may concentrate in the Latin American telecommunications or financial services industries because of the relatively small size of the overall Latin American equity markets and the possibility that one or more Latin American markets may become dominated by issuers engaged in these industries. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities of issuers in Latin American countries.


RISKS
Investing in the Latin American Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of issuers in Latin America in the hope of achieving superior returns. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times the Portfolio's market sector, equity securities of Latin American issuers, may underperform relative to other sectors or the overall market.


The risk of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified. In addition, the Portfolio may sell short. In a short sale transaction, the Portfolio sells a borrowed security in anticipation of a decline in the market value of that security, hoping to profit from the difference between the amount received from the sale and the cost of replacing the borrowed security. If Morgan Stanley Investment Management incorrectly predicts that the price of a borrowed security will decline, the Portfolio may lose money because the amount necessary to replace the borrowed security will be greater than the amount received from the sale.

[CHART]

PERFORMANCE (CLASS A SHARES)
Commenced operations on January 18, 1995
1996               48.77%
1997               41.28%
1998              -37.10%
1999               71.28%
2000              -16.21%

HIGH (QUARTER)  Q4 '99    40.10%
--------------------------------
LOW (QUARTER)   Q3 '98   -31.43%

AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2000)
------------------------------------------------------------------------------------------------------
                                                                    Past One    Past Five      Since
                                                                      Year        Years      Inception
------------------------------------------------------------------------------------------------------
CLASS A (commenced operations on January 18, 1995)                   -16.21%      13.64%        9.67%
------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Free Latin America Index*                      -16.57%       6.69%        4.18%
------------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)                    -16.42%        n/a        12.51%
------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Free Latin America Index*                      -16.57%        n/a         6.19%
------------------------------------------------------------------------------------------------------


The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


* The Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru, and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY

ADDITIONAL RISK FACTORS AND INFORMATION

THIS SECTION DISCUSSES ADDITIONAL RISK FACTORS AND INFORMATION RELATING TO THE PORTFOLIOS. THE PORTFOLIOS' INVESTMENT PRACTICES AND LIMITATIONS ARE DESCRIBED IN MORE DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), WHICH LEGALLY IS A PART OF THIS PROSPECTUS. FOR DETAILS ON HOW TO OBTAIN A COPY OF THE SAI AND OTHER REPORTS AND INFORMATION, SEE THE BACK COVER OF THIS PROSPECTUS.

PRICE VOLATILITY
The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

FOREIGN INVESTING
Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, a Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of a Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Morgan Stanley Investment Management may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, Morgan Stanley Investment Management cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

EMERGING MARKET RISKS
Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

DERIVATIVES
The Portfolios may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

The primary risks of derivatives are: (i) changes in the market value of securities held by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and
(iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, a Portfolio may enter into

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         INVESTMENT SUMMARY


ADDITIONAL RISK FACTORS AND INFORMATION


derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, a Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If a Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.


A Portfolio will limit its use of derivatives for non-hedging purposes to 331/3% of its total assets measured by the aggregate notional amount of outstanding derivatives. While the use of derivatives may be advantageous to a Portfolio, if Morgan Stanley Investment Management is not successful in employing them, the Portfolio's performance may be worse than if it did not make such investments. See the SAI for more about the risks of different types of derivatives.


INVESTMENT DISCRETION
In pursuing the Portfolios' investment objectives, Morgan Stanley Investment Management has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, Morgan Stanley Investment Management may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.


BANK INVESTORS
An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


TEMPORARY DEFENSIVE INVESTMENTS
When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If Morgan Stanley Investment Management incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.


PORTFOLIO TURNOVER
Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Emerging Markets Debt Portfolio may engage in frequent trading of securities to achieve its investment objective.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FEES AND EXPENSES OF THE PORTFOLIOS

FEES AND EXPENSES OF THE PORTFOLIOS

The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Annual Fund Operating Expenses in the table do not reflect voluntary fee waivers, which are described in the footnotes, and/or expense reimbursements from Morgan Stanley Investment Management.



2000 ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                           Emerging      Emerging        Latin
                                                            Markets    Markets Debt    American
                                                           Portfolio     Portfolio     Portfolio
--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------------------------
Redemption Fee
   (as a % of the amount redeemed)+                          2.00%         2.00%         None
--------------------------------------------------------------------------------------------------
MANAGEMENT FEES
   (expenses that are deducted from Fund assets)*
--------------------------------------------------------------------------------------------------
Class A                                                      1.25%         0.75%         1.10%
--------------------------------------------------------------------------------------------------
Class B                                                      1.25%         0.75%         1.10%
--------------------------------------------------------------------------------------------------
12B-1 FEE
--------------------------------------------------------------------------------------------------
Class A                                                      None          None          None
--------------------------------------------------------------------------------------------------
Class B                                                      0.25%         0.25%         0.25%
--------------------------------------------------------------------------------------------------
OTHER EXPENSES
--------------------------------------------------------------------------------------------------
Class A                                                      0.38%         0.40%         0.96%
--------------------------------------------------------------------------------------------------
Class B                                                      0.38%         0.40%         0.96%
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
Class A                                                      1.63%         1.15%         2.06%
--------------------------------------------------------------------------------------------------
Class B                                                      1.88%         1.40%         2.31%
--------------------------------------------------------------------------------------------------


+ Payable to the Portfolio on shares redeemed within 60 days of purchase. The redemption fee may be waived by the Fund in certain circumstances. See "SHAREHOLDER INFORMATION" for more information on redemption fees.


* The Management Fees for the Portfolios shown in the table above are the highest that could be charged. This table does not show the effects of Morgan Stanley Investment Management's voluntary fee waivers and/or expense reimbursements. Morgan Stanley Investment Management has voluntarily agreed to waive a portion of its fees and/or reimburse expenses if annual operating expenses, excluding certain investment related expenses described below, exceed 1.75% for Class A shares and 2.00% for Class B shares of the Emerging Markets and Emerging Markets Debt Portfolios and 1.70% for Class A shares and 1.95% for Class B shares of the Latin American Portfolio.

In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for the Portfolios, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowings are excluded from annual operating expenses. If these expenses were incurred, the Portfolios' total operating expenses after voluntary fee waivers and/or reimbursements would exceed the expense ratios shown above.

For the year ended December 31, 2000, after giving effect to Morgan Stanley Investment Management's voluntary management fee waiver and/or expenses reimbursement, the total operating expenses, including certain investment related expenses, incurred by investors were 1.84% for Class A shares and 2.09% for Class B shares of the Latin American Portfolio. Excluding investment related expenses, the operating expenses after fee waivers and/or expense reimbursements were 1.70% for Class A shares and 1.95% for Class B shares of the Latin American Portfolio. Total operating expenses for the Emerging Markets and Emerging Markets Debt Portfolios did not exceed the amounts shown in the first paragraph and, accordingly, total operating expenses incurred by investors in the Portfolios were as shown in the table above.


Fee waivers and/or expense reimbursements are voluntary and Morgan Stanley Investment Management reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FEES AND EXPENSES OF THE PORTFOLIOS


FEES AND EXPENSES OF THE PORTFOLIOS

EXAMPLE

This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds having similar investment objectives.

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions the table indicates what your costs would be.



---------------------------------------------------------------------------------------
                                    1 Year      3 Years       5 Years       10 Years
---------------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
---------------------------------------------------------------------------------------
Class A                              $166         $514          $887         $1,933
---------------------------------------------------------------------------------------
Class B                              $191         $591         $1,016        $2,201
---------------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO
---------------------------------------------------------------------------------------
Class A                              $117         $365          $633         $1,398
---------------------------------------------------------------------------------------
Class B                              $143         $443          $766         $1,680
---------------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO
---------------------------------------------------------------------------------------
Class A                              $209         $646         $1,108        $2,390
---------------------------------------------------------------------------------------
Class B                              $234         $721         $1,235        $2,646
---------------------------------------------------------------------------------------

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FUND MANAGEMENT

INVESTMENT ADVISER

Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. At December 31, 2000, Morgan Stanley Investment Management, together with its affiliated institutional asset management companies managed assets of approximately $170.2 billion including assets under fiduciary advice.

MANAGEMENT FEES

For the year ended December 31, 2000, Morgan Stanley Investment Management received from each Portfolio the management fee set forth in the accompanying table.



MANAGEMENT FEE PAID IN FISCAL YEAR ENDED DECEMBER 31, 2000
(net of waivers and as a percentage of average net assets)
---------------------------------------------------------------------------------------
                 Emerging Markets           Emerging Markets             Latin American
                     Portfolio               Debt Portfolio                 Portfolio
---------------------------------------------------------------------------------------
Class A                1.25%                      0.75%                       0.88%
---------------------------------------------------------------------------------------
Class B                1.25%                      0.75%                       0.88%
---------------------------------------------------------------------------------------

PORTFOLIO MANAGERS

THE FOLLOWING INDIVIDUALS HAVE PRIMARY DAY-TO-DAY PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE PORTFOLIOS:

EMERGING MARKETS PORTFOLIO

ROBERT L. MEYER AND NARAYAN RAMACHANDRAN Robert L. Meyer, a Managing Director of Morgan Stanley Investment Management joined Morgan Stanley Investment Management in 1989. Currently, he is co-head of and a Portfolio Manager in the Emerging Markets Equity Group. He graduated from Yale University with a B.A. in Economics and Political Science. He received a J.D. from Harvard Law School. In addition, Mr. Meyer is a Chartered Financial Analyst. Narayan Ramachandran, a Managing Director of Morgan Stanley Investment Management, joined Morgan Stanley Investment Management in 1996. Currently, he is co-head of and a Portfolio Manager in the Emerging Markets Equity Group. Mr. Ramachandran holds a B.S. in Chemical Engineering from the Indian Institute of Technology in Bombay and an M.B.A. from the University of Michigan at Ann Arbor. He is also a Chartered Financial Analyst. Mr. Meyer has assisted in managing the Portfolio's assets since its inception and assumed primary responsibility for managing the Portfolio's assets in September 1997. Mr. Ramachandran has shared primary responsibility for managing the Portfolio's assets since February 2001.

EMERGING MARKETS DEBT PORTFOLIO

STEPHEN F. ESSER, ABIGAIL L. MCKENNA, ERIC BAURMEISTER AND AMER BISAT Stephen F. Esser, a Managing Director of Morgan Stanley & Co., joined Morgan Stanley Investment Management's affiliated institutional asset management company, Miller Anderson & Sherrerd, LLP in 1988. Mr. Esser holds a B.S. degree (SUMMA CUM LAUDE AND PHI BETA KAPPA) from the University of Delaware. Abigail L. McKenna, a Principal of Morgan Stanley Investment Management, joined Morgan Stanley Investment Management in 1996. Ms. McKenna holds a B.A. in International Relations from Georgetown University and is a Chartered Financial Analyst. Eric Baurmeister, a Vice President of Morgan Stanley Investment Management, joined Morgan Stanley Investment Management in 1997 and prior to that was a portfolio manager at MIMCO. Mr. Baurmeister received a B.A. in Economics and Government from Cornell University and is a Chartered Financial Analyst. Amer Bisat, a Principal of Morgan Stanley Investment Management, joined Morgan Stanley Investment Management in 1999. Prior to that he was head of European Emerging Markets Economic Research at Salomon Smith Barney from 1998 to 1999, and from 1980 to 1998 worked as a Senior Economist with the International Monetary Fund. He received a B.A. in Economics from American University of Beirut and a Ph.D. in Economics and Finance from

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FUND MANAGEMENT


Columbia University. Mr. Esser and Ms. McKenna have shared primary responsibility for managing the Portfolio's assets since October 1998. Messrs. Baurmeister and Bisat have shared primary responsibility for managing the Portfolio's assets since May 2001.

LATIN AMERICAN PORTFOLIO

ROBERT L. MEYER AND MICHAEL PERL Information about Robert L. Meyer is included under the Emerging Markets Portfolio. Michael Perl is a Principal of Morgan Stanley Investment Management. Prior to joining Morgan Stanley Investment Management in 1998, he worked as a Latin American Portfolio Manager at Bankers Trust Australia from 1992 to 1998. Mr. Perl graduated from the University of New South Wales with a Bachelor of Commerce (HONORS), majoring in Finance, Accounting and Taxation. Mr. Meyer has had primary responsibility for managing the Portfolio's assets since its inception. Mr. Perl has shared primary responsibility for managing the Portfolio's assets since November 1998.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         SHAREHOLDER INFORMATION

SHAREHOLDER INFORMATION

DISTRIBUTION OF PORTFOLIO SHARES
Morgan Stanley & Co. is the exclusive Distributor of Class A shares and Class B shares of each Portfolio. Morgan Stanley & Co. receives no compensation from the Fund for distributing Class A shares of the Portfolios. The Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, each Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


ABOUT NET ASSET VALUE
The net asset value ("NAV") per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolios may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.


PRICING OF PORTFOLIO SHARES
You may buy or sell (redeem) Class A and Class B shares of each Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Portfolios as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time").

HOW TO PURCHASE SHARES
You may purchase Class A shares and Class B shares of each Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the NYSE is open.

The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of each Portfolio. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, the Fund will notify you. Your account may be subject to involuntary conversion from Class A shares to Class B shares or involuntary redemption in the case of Class B shares if the value of your account remains below the minimum initial investment amount for 60 consecutive days. Morgan Stanley Investment Management may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.

You may arrange to purchase shares directly from the Fund by calling 1-800-548-7786 or by returning a completed Account Registration Form with payment for your purchase. The price you pay will be the NAV calculated at the Pricing Time following receipt of your purchase order and payment.

To purchase shares through the Distributor or a Financial Intermediary, you should contact the Distributor or your Financial Intermediary for details. Generally, the price of shares purchased through a Financial Intermediary is the NAV calculated at the next Pricing Time after the Fund receives your order from your Financial Intermediary. The Distributor and certain Financial Intermediaries have made arrangements with the Fund so that you may purchase shares at the NAV calculated at the next Pricing Time after the Distributor or your Financial Intermediary receives your purchase order. Your Financial Intermediary may charge an additional service or transaction fee.


HOW TO REDEEM SHARES
You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares.


Shares of the Emerging Markets and Emerging Markets Debt Portfolios redeemed within 60 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. The Fund may waive the redemption fee in certain instances, including when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. The redemption fee is calculated based on and deducted from the redemption proceeds.


The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         SHAREHOLDER INFORMATION

SHAREHOLDER INFORMATION

by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, the Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.


EXCHANGE FEATURES
You may exchange Portfolio shares for shares of other available portfolios of the Fund. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. Frequent trades in your account(s) can disrupt management of a Portfolio and raise its expenses. Therefore, the Fund may, in its sole discretion, bar a shareholder who trades excessively from making further exchanges or purchases.


DIVIDENDS AND DISTRIBUTIONS
Each Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

TAXES
The dividends and distributions you receive from a Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income, long-term capital gains distributions to individuals are taxed at a maximum rate of 20% regardless of how long you have held your shares, and short-term capital gains distributions are taxed at ordinary income rates. A Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions. The Emerging Markets Debt Portfolio expects to distribute primarily ordinary income dividends.


If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

The Fund currently consists of the following portfolios:

U.S. EQUITY

Equity Growth Portfolio
Focus Equity Portfolio
MicroCap Portfolio+
Small Company Growth Portfolio
Technology Portfolio
U.S. Equity Plus Portfolio+
U.S. Real Estate Portfolio
Value Equity Portfolio

GLOBAL AND INTERNATIONAL EQUITY

Active International Allocation Portfolio
Asian Real Estate Portfolio
Asian Equity Portfolio
China Growth Portfolio+
Emerging Markets Portfolio
European Value Equity Portfolio
European Real Estate Portfolio
Global Value Equity Portfolio
Gold Portfolio+
International Equity Portfolio*
International Magnum Portfolio
International Small Cap Portfolio
Japanese Value Equity Portfolio
Latin American Portfolio

FIXED INCOME

Emerging Markets Debt Portfolio
Fixed Income Portfolio
Global Fixed Income Portfolio
High Yield Portfolio
Mortgage-Backed Securities Portfolio+
Municipal Bond Portfolio+

MONEY MARKET

Money Market Portfolio
Municipal Money Market Portfolio

*Portfolio is currently closed to new investors
+Portfolio is not operational

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended December 31, 2000 has been audited by Ernst & Young LLP. Fiscal periods prior to January 1, 2000 have been audited by PricewaterhouseCoopers LLP. Ernst & Young LLP's report, along with the Portfolios' financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's December 31, 2000 Annual Report to Shareholders. The Annual Report and the Portfolio's financial statements, as well as the SAI, are available at no cost from the Fund at the toll free number noted on the back cover to this Prospectus.

EMERGING MARKETS PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                                                             2000          1999           1998            1997          1996
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                              $19.27         $9.55         $12.97          $14.66        $13.14
------------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income (Loss)                                       (0.10)        (0.03)          0.16            0.07          0.09
Net Realized and Unrealized Gain (Loss) on Investments             (7.28)         9.75          (3.46)          (0.29)         1.51
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   (7.38)         9.72          (3.30)          (0.22)         1.60
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                                  -             -          (0.12)          (0.07)        (0.08)
In Excess of Net Investment Income                                     -             -              -           (0.07)            -
Net Realized Gain                                                      -             -              -           (0.69)            -
In Excess of Net Realized Gain                                     (0.58)            -              -           (0.64)            -
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (0.58)            -          (0.12)          (1.47)        (0.08)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $11.31        $19.27          $9.55          $12.97        $14.66
====================================================================================================================================
Total Return                                                    (38.43)%       101.78%       (25.42)%         (1.03)%        12.19%
====================================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                           $917,091    $1,544,893       $772,115      $1,501,386    $1,304,006
Ratio of Expenses to Average Net Assets                            1.63%         1.64%          1.81%           1.75%         1.74%
Ratio of Expenses to Average Net Assets Excluding
  Foreign Tax and Interest Expense                                   n/a           n/a          1.70%             n/a           n/a
Ratio of Net Investment Income (Loss)
  to Average Net Assets                                          (0.63)%       (0.26)%          1.04%           0.40%         0.69%

Portfolio Turnover Rate                                              92%          133%            98%             90%           55%
====================================================================================================================================

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

EMERGING MARKETS PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Period from
                                                                              Year Ended December 31,                Jan 2, 1996*
                                                           --------------------------------------------------------    to Dec 31,
CLASS B                                                          2000           1999           1998           1997           1996
----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                           $19.24          $9.56         $12.98         $14.66         $13.25
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations

Net Investment Income                                           (0.11)         (0.04)          0.10           0.02           0.04
Net Realized and Unrealized Gain (Loss) on Investments          (7.29)          9.72          (3.43)         (0.28)          1.42
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (7.40)          9.68          (3.33)         (0.26)          1.46
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income (Loss)                                     --               --          (0.09)         (0.05)         (0.05)
In Excess of Net Investment Income                               --               --             --          (0.04)            --
Net Realized Gain                                                --               --             --          (0.69)            --
In Excess of Net Realized Gain                                  (0.58)            --             --          (0.64)            --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (0.58)            --          (0.09)         (1.42)         (0.05)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $11.26         $19.24          $9.56         $12.98         $14.66
===================================================================================================================================
Total Return                                                 (38.60)%        101.26%       (25.65)%        (1.31)%       (11.04)%
===================================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                         $13,949        $16,999         $7,199         $9,666        $14,213
Ratio of Expenses to Average Net Assets                         1.88%          1.88%          2.06%          2.00%        1.99%**
Ratio of Expenses to Average Net Assets Excluding
  Foreign Tax and Interest Expense                                n/a            n/a          1.95%            n/a            n/a
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                  (0.82)%        (0.51)%          0.80%          0.11%
                                                                                                                          0.33%**
Portfolio Turnover Rate                                           92%           133%            98%            90%            55%
====================================================================================================================================


 *The Portfolio began offering Class B Shares on January 2, 1996.
**Annualized

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

EMERGING MARKETS DEBT PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
CLASS A                                                      2000            1999++           1998            1997            1996
----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                        $3.00             $2.61          $5.77           $7.54           $8.59
----------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income                                        0.55              0.43           1.13            0.74            1.54
Net Realized and Unrealized Gain (Loss) on Investments      (0.17)             0.34          (3.19)           0.55            2.79
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             0.38              0.77          (2.06)           1.29            4.33
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                       (0.50)            (0.37)         (1.08)          (0.71)          (1.17)
In Excess of Net Investment Income                             --             (0.00)+        (0.02)             --           (0.01)
Net Realized Gain                                              --                --             --           (2.17)          (4.20)
In Excess of Net Realized Gain                                 --                --             --           (0.08)             --
Return of Capital                                              --             (0.01)            --           (0.10)             --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (0.50)            (0.38)         (1.10)          (3.06)          (5.38)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $2.88             $3.00          $2.61           $5.77           $7.54
==================================================================================================================================
Total Return                                               12.81%            29.22%         (35.95)%        18.29%          50.52%
==================================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                     $47,080           $52,654        $46,234        $142,382        $152,142
Ratio of Expenses to Average Net Assets                     1.15%             1.40%          2.38%           1.60%           2.70%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                1.10%             1.29%          1.34%             n/a             n/a
Ratio of Net Investment Income to Average Net Assets       13.33%            13.12%         11.61%           8.06%          11.66%
Portfolio Turnover Rate                                      375%              249%           457%            417%            560%
==================================================================================================================================


 +Amount is less than $0.01 per share.
++Per share amounts for the year ended December 31, 1999 are based on average shares outstanding.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

EMERGING MARKETS DEBT PORTFOLIO

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Period from
                                                                              Year Ended December 31,                Jan 2, 1996*
                                                           ---------------------------------------------------------   to Dec 31,
CLASS B                                                          2000           1999+          1998+          1997+          1996
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                            $3.03           $2.66          $5.77          $7.53         $8.68
-----------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income                                            0.20            0.28           1.13           0.69          1.01
Net Realized and Unrealized Gain (Loss) on Investments           0.17            0.46          (3.17)          0.59          3.20
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 0.37            0.74          (2.04)          1.28          4.21
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                           (0.48)          (0.05)         (1.05)         (0.69)        (1.15)
In Excess of Net Investment Income                                 --              --          (0.02)            --         (0.01)
Net Realized Gain                                                  --              --             --          (2.17)        (4.20)
In Excess of Net Realized Gain                                     --              --             --          (0.08)           --
Return of Capital                                                  --           (0.32)            --          (0.10)           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (0.48)          (0.37)         (1.07)         (3.04)        (5.36)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $2.92           $3.03          $2.66          $5.77         $7.53
===================================================================================================================================
Total Return                                                   12.50%          28.01%         (35.37)%       18.05%        48.52%
===================================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                            $387            $860         $1,187         $2,281        $4,253
Ratio of Expenses to Average Net Assets                         1.40%           1.65%          2.62%          1.91%       2.81%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                    1.35%           1.55%          1.60%            n/a           n/a
Ratio of Net Investment Income to Average Net Assets           13.28%          12.85%         11.09%          7.87%      11.09%**
Portfolio Turnover Rate                                          375%            249%           457%           417%          560%
===================================================================================================================================


 *The Portfolio began offering Class B Shares on January 2, 1996.
**Annualized
 +Per share amounts for the years ended December 31, 1999, 1998 and 1997 are based on average shares outstanding.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

LATIN AMERICAN PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
CLASS A                                                      2000           1999            1998+            1997            1996
----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset value, Beginning of Period                      $ 11.32        $  6.74          $ 10.91         $ 11.32         $  9.06
----------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income (Loss)(1)                              0.01           0.18             0.13           (0.01)           0.14
Net Realized and Unrealized Gain (Loss) on Investments      (1.82)          4.59            (4.16)           4.32            4.27
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            (1.81)          4.77            (4.03)           4.31            4.41
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                       (0.14)         (0.19)           (0.09)             --           (0.13)
In Excess of Net Investment Income                          (0.01)            --               --              --              --
Net Realized Gain                                              --             --            (0.05)          (4.04)          (2.02)
In Excess of Net Realized Gain                                 --             --               --           (0.68)             --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (0.15)         (0.19)           (0.14)          (4.72)          (2.15)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $  9.36        $ 11.32          $  6.74         $ 10.91         $ 11.32
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                             (16.21)%         71.28%         (37.10)%          41.28%          48.77%
==================================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                     $25,403        $13,809          $15,012         $73,196         $30,409
Ratio of Expenses to Average Net Assets(1)                  1.84%          1.79%            1.81%           1.89%           1.70%
Ratio of Expenses to Average Net Assets Excluding
  Foreign Tax and Interest Expense                          1.70%          1.70%            1.64%           1.70%           1.70%
Ratio of Net Investment Income (Loss) to Average
  Net Assets(1)                                           (0.03)%          1.40%            1.40%         (0.14)%           1.21%
Portfolio Turnover Rate                                      133%           124%             196%            286%            192%
==================================================================================================================================

(1)Effect of voluntary expense limitation during
   the period:
   Per share benefit to net investment income             $  0.02        $  0.04              n/a         $  0.01         $  0.05
   Ratios before expense limitation:
   Expenses to Average Net Assets                           2.06%          2.12%              n/a           1.96%           2.18%
   Net Investment Income (Loss) to Average Net Assets     (0.25)%          1.07%              n/a         (0.21)%           0.75%
----------------------------------------------------------------------------------------------------------------------------------


  +Per share amounts for the year ended December 31, 1998 are based on average shares outstanding.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         FINANCIAL HIGHLIGHTS

LATIN AMERICAN PORTFOLIO

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Period from
                                                                              Year Ended December 31,                Jan 2, 1996*
                                                           ---------------------------------------------------------   to Dec 31,
CLASS B                                                          2000           1999          1998++           1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                          $ 11.36        $  6.78         $ 10.80        $ 11.31       $  9.44
-----------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income (Loss)(2)                                 (0.01)          0.19            0.12             --          0.09
Net Realized and Unrealized Gain (Loss) on Investments          (1.83)          4.58           (4.09)          4.21          3.90
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (1.84)          4.77           (3.97)          4.21          3.99
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                           (0.14)         (0.19)             --             --         (0.10)
In Excess of Net Investment Income                              (0.01)            --              --             --            --
Net Realized Gain                                                  --             --           (0.05)         (4.04)        (2.02)
In Excess of Net Realized Gain                                     --             --              --          (0.68)           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (0.15)         (0.19)          (0.05)         (4.72)        (2.12)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $  9.37        $ 11.36         $  6.78        $ 10.80       $ 11.31
===================================================================================================================================
Total Return                                                 (16.42)%         70.85%          (36.86)%       40.37%        42.44%
===================================================================================================================================

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                         $ 1,140        $ 1,387         $ 1,148        $ 6,709       $ 1,333
Ratio of Expenses to Average Net Assets(2)                      2.09%          2.05%           2.01%          2.14%       1.95%**
Ratio of Expenses to Average Net Assets Excluding
  Foreign Tax and Interest Expense                              1.95%          1.95%           1.85%          1.95%       1.95%**
Ratio of Net Investment Income (Loss) to Average
   Net Assets(2)                                                0.33%          1.04%           1.24%        (0.34)%
                                                                                                                          0.89%**
Portfolio Turnover Rate                                          133%           124%            196%           286%          192%
===================================================================================================================================

(2)Effect of voluntary expense limitation during
   the period:
   Per share benefit to net investment income                  $  0.03     $    0.05           n/a      $    0.00+    $    0.05
   Ratios before expense limitation:
   Expenses to Average Net Assets                                 2.31%         2.35%          n/a           2.21%         2.43%**
   Net Investment Income (Loss) to Average Net Assets            (0.26)%        0.75%          n/a          (0.41)%        0.42%**
--------------------------------------------------------------------------------------------------------------------------------


 *The Portfolio began offering Class B Shares on January 2, 1996.
**Annualized
 +Amount is less than $0.01 per share.
++Per share amounts for the year ended December 31, 1998 are based on average shares outstanding.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         REGISTRATION FORM

ACCOUNT REGISTRATION FORM

EMERGING MARKETS PORTFOLIO
EMERGING MARKETS DEBT PORTFOLIO
LATIN AMERICAN PORTFOLIO

ACCOUNT INFORMATION
If you need assistance in filling out this form for Morgan Stanley Institutional Fund, Inc., please contact your Morgan Stanley representative or call us toll free 1-800-548-7786. Please print all items except signature, and mail to the Fund at the address on the back cover. Fill in where appropriate below.

REGISTRATION
/ / INDIVIDUAL

First Name
--------------------------------------------------------------------------------
Middle Initial
--------------------------------------------------------------------------------
Last Name
--------------------------------------------------------------------------------

/ / JOINT TENANTS
(RIGHTS OF SURVIVORSHIP PRESUMED UNLESS TENANCY IN COMMON IS INDICATED)

First Name
--------------------------------------------------------------------------------
Middle Initial
--------------------------------------------------------------------------------
Last Name
--------------------------------------------------------------------------------

/ / CORPORATIONS, TRUSTS AND OTHERS
Please call the Fund for additional documents that may be required to set up an account and to authorize transactions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Type of Registration:
/ / Incorporated
/ / Unincorporated Association
/ / Partnership
/ / Uniform Gift/Transfer to Minor
(ONLY ONE CUSTODIAN AND MINOR PERMITTED)
/ / Trust
/ / Other (specify)

MAILING ADDRESS
Please fill in completely, including telephone number(s).

/ / UNITED STATES CITIZEN
/ / RESIDENT ALIEN

Street or P.O. Box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
State
--------------------------------------------------------------------------------
Zip Code
--------------------------------------------------------------------------------

Home Tel. No.
--------------------------------------------------------------------------------
Business Tel. No.
--------------------------------------------------------------------------------


/ / NON-RESIDENT ALIEN
PERMANENT ADDRESS (WHERE YOU RESIDE PERMANENTLY FOR TAX PURPOSES)

Street or P.O. Box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
Country
--------------------------------------------------------------------------------
Postal Code
--------------------------------------------------------------------------------

Home Tel. No.
--------------------------------------------------------------------------------
Business Tel. No.
--------------------------------------------------------------------------------

Current Mailing Address (If different from Permanent Address)

Street or P.O. Box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
Country
--------------------------------------------------------------------------------
Postal Code
--------------------------------------------------------------------------------

Home Tel. No.
--------------------------------------------------------------------------------
Business Tel. No.
--------------------------------------------------------------------------------

TAXPAYER IDENTIFICATION NUMBER

Enter your Taxpayer Identification Number. For most individual taxpayers, this is your Social Security Number.

/ / INDIVIDUAL

Taxpayer Identification
number ("TIN")
--------------------------------------------------------------------------------
or

Social Security
Number ("SSN")
--------------------------------------------------------------------------------

/ / JOINT TENANTS
(RIGHTS OF SURVIVORSHIP PRESUMED UNLESS TENANCY IN COMMON IS INDICATED)

Taxpayer Identification
Number ("TIN")
--------------------------------------------------------------------------------
or

Social Security
Number ("SSN")
--------------------------------------------------------------------------------

Taxpayer Identification
Number ("TIN")
--------------------------------------------------------------------------------
or

Social Security
Number ("SSN")
--------------------------------------------------------------------------------

For Custodian account of a minor (Uniform Gifts/Transfers to Minor Acts), give the SSN of the minor.

IMPORTANT TAX INFORMATION
You (as a payee) are required by law to provide us (as payor) with your correct TIN(s) or SSN(s). Accounts that have a missing or incorrect TIN(s) or SSN(s) will be subject to backup withholding at a 31% rate on dividends, distributions and other payments. If you have not provided us with your correct TIN(s) or SSN(s), you may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS").

Backup withholding is not an additional tax; the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

You may be notified that you are subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code because you have underreported interest or dividends or you were required to, but failed to, file a return which would have included a reportable interest or dividend payment.

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         REGISTRATION FORM

PORTFOLIO AND CLASS SECTION
Class A shares minimum $500,000 for each Portfolio and Class B shares minimum $100,000 for the Global Equity, International Equity and European Value Equity Portfolios.

Please indicate Portfolio, class and amount for purchase of the following Portfolio(s):

EMERGING MARKETS PORTFOLIO
/ / Class A Shares (071) $
--------------------------------------------------------------------------------
/ / Class B Shares (044) $
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO
/ / Class A Shares (078) $
--------------------------------------------------------------------------------
/ / Class B Shares (049) $
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO
/ / Class A Shares (083) $
--------------------------------------------------------------------------------
/ / Class B Shares (087) $
--------------------------------------------------------------------------------

Total Initial Investment $
--------------------------------------------------------------------------------

METHOD OF INVESTMENT
Please indicate Portfolio and manner of payment.

/ / Check
(MAKE CHECK PAYABLE TO MORGAN STANLEY INSTITUTIONAL FUND, INC. - PORTFOLIO NAME)


/ / Exchange $
--------------------------------------------------------------------------------
From

Name of Portfolio
--------------------------------------------------------------------------------
Account Number
--------------------------------------------------------------------------------

Account previously established by:
/ / Phone exchange
/ / Wire on
--------------------------------------------------------------------------------
Date
--------------------------------------------------------------------------------
Account Number
--------------------------------------------------------------------------------

(PREVIOUSLY ASSIGNED BY THE FUND)


DISTRIBUTION OPTION
Income dividends and capital gains distributions (if any) to be reinvested in additional shares unless either box below is checked.

/ / Income dividends to be paid in cash, capital gains distributions (if any) in shares.

/ / Income dividends and capital gains distributions (if any) to be paid in cash.

TELEPHONE REDEMPTION
Please select at time of initial application if you wish to redeem or exchange shares by telephone. A SIGNATURE GUARANTEE IS REQUIRED IF YOUR BANK ACCOUNT IS NOT REGISTERED IDENTICALLY TO YOUR FUND ACCOUNT. TELEPHONE REQUESTS FOR REDEMPTIONS OR EXCHANGES WILL NOT BE HONORED UNLESS THE BOX IS CHECKED.


/ / I/we hereby authorize the Fund and its agents to honor any telephone requests to wire redemption proceeds to the commercial bank indicated at right and/or mail redemption proceeds to the name and address in which my/our Fund Account is registered if such requests are believed to be authentic.

The Fund and the Fund's Transfer Agent will employ) reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Name of Commercial Bank
(Not Savings Bank)
--------------------------------------------------------------------------------
Bank Account Number
--------------------------------------------------------------------------------
Bank ABA Number
--------------------------------------------------------------------------------
Name(s) in which
your bank account
is established
--------------------------------------------------------------------------------
Bank's Street Address
--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
State
--------------------------------------------------------------------------------
Zip Code
--------------------------------------------------------------------------------

INTERESTED PARTY OPTION
/ / In addition to the account statement sent to my/our registered address, I/we hereby authorize the Fund to mail duplicate statements to the name and address provided below.

Name
--------------------------------------------------------------------------------
Street or P.O. Box
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City
--------------------------------------------------------------------------------
State
--------------------------------------------------------------------------------
Zip Code
--------------------------------------------------------------------------------

DEALER INFORMATION
Representative Name
--------------------------------------------------------------------------------
Representative Number
--------------------------------------------------------------------------------
Branch Number
--------------------------------------------------------------------------------

SIGNATURE OF ALL HOLDERS
AND TAXPAYER CERTIFICATION
The undersigned certify that I/we have full authority and legal capacity to purchase and redeem shares of the Fund and affirm that I/we have received a current Prospectus of Morgan Stanley Institutional Fund, Inc. and agree to be bound by its terms. By signing this application, I/we hereby certify under penalties of perjury that the information on this application is complete and correct and that as required by federal law (please check applicable boxes below):


U.S. CITIZEN(S)/TAXPAYER(S):
/ / I/We certify that (1) the number(s) shown above on this form is/are the correct SSN(s) or TIN(s) and (2) I am/we are not subject to any backup withholding either because (a) I am/we are exempt from backup withholding; (b) I/we have not been notified by the IRS that I am/we are subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me/us that I am/we are no longer subject to backup withholding.
/ / If no TIN(s) or SSN(s) has/have been provided above, I/we have applied, or intend to apply, to the IRS or the Social Security Administration for a TIN or a SSN and I/we understand that if I/we do not provide either number to J.P. Morgan Investor Services Co. ("J.P. Morgan") within 60 days of the date of this application or if I/we fail to furnish my/ our correct SSN(s) or TIN(s), I/we may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9). You may request such form by calling J.P. Morgan at 800-548-7786.


NON-U.S. CITIZEN(S)/TAXPAYER(S):
/ / Under penalties of perjury, I/we certify that I am/we are not U.S. citizens or residents and I am/we are exempt foreign persons as defined by the IRS.


The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGN HERE
(IF JOINT ACCOUNT, BOTH MUST SIGN)

Signature
--------------------------------------------------------------------------------
Date
--------------------------------------------------------------------------------
Signature
--------------------------------------------------------------------------------
Date
--------------------------------------------------------------------------------

                                         MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                         ADDITIONAL INFORMATION


WHERE TO FIND ADDITIONAL INFORMATION


STATEMENT OF ADDITIONAL INFORMATION
In addition to this Prospectus, the Fund has an SAI, dated May 1, 2001, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

SHAREHOLDER REPORTS
The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about each Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during that period.

For additional Fund information, including information regarding investments comprising the Fund's Portfolios, please call 1-800-548-7786.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.


Morgan Stanley Institutional Fund, Inc.
P.O. Box 2798
Boston, Massachusetts 02208-2798

                                                                     PROSPECTUS

MORGAN STANLEY INSTITUTIONAL FUND, INC.



May 1, 2001


FIXED INCOME PORTFOLIO
The Fixed Income Portfolio seeks to produce a high total return consistent with the preservation of capital by investing primarily in a diversified portfolio of fixed income securities.
---------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
The Money Market Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity.
---------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO
The Municipal Money Market Portfolio seeks to maximize current tax-exempt income and preserve capital.
---------------------------------------------------------------------------


INVESTMENT ADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.


DISTRIBUTOR
MORGAN STANLEY & CO. INCORPORATED


Morgan Stanley Institutional Fund, Inc. (the "Fund") is a no-load mutual fund that is designed to meet the investment needs of discerning investors who place a premium on quality and personal service. The Fund makes available to institutional investors a series of portfolios which benefit from the investment expertise and commitment to excellence associated with Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management") and its affiliates. This Prospectus offers Class A and Class B shares of the portfolios listed above (each a "Portfolio" and collectively the "Portfolios"), except that the Municipal Money Market Portfolio offers only Class A shares.


The Securities and Exchange Commission (the "Commission") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

INVESTMENT SUMMARY                      1
-----------------------------------------
Fixed Income Portfolio                  1
-----------------------------------------
Money Market Portfolio                  2
-----------------------------------------
Municipal Money Market Portfolio        3
-----------------------------------------
Additional Risk Factors and Information 4
-----------------------------------------
FEES AND EXPENSES
OF THE PORTFOLIOS                       6
-----------------------------------------

FUND MANAGEMENT                         8
-----------------------------------------
SHAREHOLDER INFORMATION                 9
-----------------------------------------
FINANCIAL HIGHLIGHTS                   12
-----------------------------------------
Fixed Income Portfolio                 12
-----------------------------------------
Money Market Portfolio                 14
-----------------------------------------
Municipal Money Market Portfolio       15
-----------------------------------------

ACCOUNT REGISTRATION FORM
-----------------------------------------

                                        MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                        INVESTMENT SUMMARY


FIXED INCOME PORTFOLIO


OBJECTIVE


The Fixed Income Portfolio seeks to produce a high total return consistent with the preservation of capital by investing primarily in a diversified portfolio of fixed income securities.

APPROACH


Morgan Stanley Investment Management seeks to preserve capital and produce an attractive real rate of return by investing primarily in a diversified mix of dollar-denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio ordinarily maintains an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, Morgan Stanley Investment Management actively manages the interest rate risk of the Portfolio within a range relative to the benchmark index. The Portfolio invests exclusively in securities that carry an investment grade rating at the time of purchase, and may invest up to 15% of its assets in fixed income securities denominated in foreign currencies.


PROCESS


Morgan Stanley Investment Management employs a value approach toward managing the Portfolio. Morgan Stanley Investment Management's research teams seek to identify relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. Morgan Stanley Investment Management relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. Morgan Stanley Investment Management also measures various types of risk, focusing on the level of real interest rates, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. Morgan Stanley Investment Management's team builds an investment portfolio designed to take advantage of its judgment of these factors, while balancing the overall risk of the Portfolio, and may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities. Morgan Stanley Investment Management generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.



Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in fixed income securities.



RISKS



Investing in the Fixed Income Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in fixed income securities in the hope of earning an attractive rate of return while generally preserving capital. Although the Portfolio invests primarily in fixed income securities that are rated in the two highest rating categories, or believed by Morgan Stanley Investment Management to be of equivalent quality, credit risk and market risk, particularly changes in interest rates, will still affect the prices of fixed income securities. To the extent that the Portfolio invests in securities denominated in a foreign currency, changes in the value of that country's currency compared to the U.S. dollar will affect the value of the Portfolio's investments. In addition, at times the Portfolio's market sector, U.S. fixed income securities, may underperform relative to other sectors or the overall market.


PERFORMANCE (CLASS A SHARES)
Commenced Operations on May 15, 1991

1992         6.82%
1993         9.07%
1994        -3.10%
1995        18.76%
1996         4.61%
1997         9.54%
1998         7.93%
1999        -1.56%
2000        11.16%

HIGH (QUARTER)                      Q2 '95         6.30%
--------------------------------------------------------
LOW (QUARTER)                       Q1 '94        -3.13%



AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2000)



                                                               Past One        Past Five       Since
                                                                 Year            Years       Inception
------------------------------------------------------------------------------------------------------
CLASS A (commenced operations on May 15, 1991)                  11.16%          6.24%        7.64%
-------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index*                                    11.63%          6.46%        7.84%
-------------------------------------------------------------------------------------------------------
CLASS B (commenced operations on January 2, 1996)               10.92%           n/a         6.07%
-------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index*                                    11.63%           n/a         6.47%
-------------------------------------------------------------------------------------------------------



The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


* The Lehman Aggregate Bond Index is an unmanaged index comprised of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

                                        MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                        INVESTMENT SUMMARY



MONEY MARKET PORTFOLIO


OBJECTIVE


The Money Market Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity.

APPROACH


Morgan Stanley Investment Management and Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"), as investment sub-adviser, seek to maximize current income and preserve capital while maintaining liquidity by investing in money market instruments with effective maturities of 397 days or less. In selecting investments, Morgan Stanley Investment Management and MSDW Advisors seek to maintain a share price of $1.00 per share.


PROCESS


MSDW Advisors assesses current and projected market and economic conditions, particularly interest rates. Based on this analysis and the shape of the money market yield curve, MSDW Advisors uses gradual shifts in average maturity to manage the Portfolio. MSDW Advisors selects particular money market securities that it believes offer the most attractive risk/return tradeoff. Portfolio investments are primarily U.S. government and agency obligations, or corporate debt and bank obligations that pay fixed or variable rates of interest.



RISKS



Investing in the Money Market Portfolio may be appropriate for you if you want to minimize the risk of loss of principal and maintain liquidity of your investment, and at the same time receive a return on your investment. The Portfolio invests only in money market instruments that Morgan Stanley Investment Management and MSDW Advisors believe present minimal credit risk. However, an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.



The Portfolio will invest in a diversified portfolio of high quality, short-term money market instruments. Money market instruments may include certificates of deposits, bankers' acceptances, commercial paper, U.S. Treasury securities, and some municipal securities and repurchase agreements. In selecting these investments, Morgan Stanley Investment Management and MSDW Advisors follow strict rules about credit risk, maturity and diversification of the Portfolio's investments. For example, the Portfolio's money market instruments will be rated within the two highest categories assigned by a recognized rating organization or, if not rated, are of comparable quality as determined by MSDW Advisors. In addition, these instruments will have a maximum remaining maturity of 397 days or less.


PERFORMANCE (CLASS A SHARES)

Commenced Operations on November 15, 1988

1991         5.89%
1992         3.46%
1993         2.76%
1994         3.84%
1995         5.51%
1996         5.03%
1997         5.20%
1998         5.20%
1999         4.80%
2000         6.06%
HIGH (QUARTER)                    Q2 '89        2.34%
-----------------------------------------------------
LOW (QUARTER)                     Q2 '93        0.67%



AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2000)



                                                          Past One    Past Five    Past Ten      Since
                                                            Year        Years        Years     Inception
--------------------------------------------------------------------------------------------------------
CLASS A (commenced operations on November 15, 1988)        6.06%       5.26%        4.84%       5.43%
--------------------------------------------------------------------------------------------------------
CLASS B (has not yet commenced operations)                  n/a         n/a           n/a        n/a
--------------------------------------------------------------------------------------------------------



The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


You may obtain the current 7-day yield of the Money Market Portfolio by calling 1-800-548-7786.

                                        MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                        INVESTMENT SUMMARY


MUNICIPAL MONEY MARKET PORTFOLIO


OBJECTIVE


The Municipal Money MArket Potfolio seeks to maximize current tax-exempt income and preserve capital.

APPROACH


Morgan Stanley Investment Management and Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"), as investment sub-adviser, seek to maximize current income and preserve capital while maintaining liquidity by investing in money market instruments, with effective maturities of 397 days or less, that pay interest that is exempt from federal taxation. In selecting investments, Morgan Stanley Investment Management and MSDW Advisors seek to maintain a share price of $1.00 per share.


PROCESS


MSDW Advisors assesses current and projected market and economic conditions, particularly interest rates. Based on this analysis, MSDW Advisors uses gradual shifts in average maturity to manage the Portfolio. MSDW Advisors selects particular municipal money market securities that it believes offer the most attractive risk/return trade-off. Individual portfolio securities are money market obligations issued by various states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities. Typically, the Portfolio will invest at least 80% of its assets in tax-exempt municipal obligations. The Portfolio will not invest in municipal obligations that pay interest subject to the alternative minimum tax.






RISKS



Investing in the Municipal Money Market Portfolio may be appropriate for you if you want to minimize the risk of loss of principal and maintain liquidity of your investment, and at the same time receive a return on your investment that is exempt from federal income tax. The Portfolio invests only in municipal money market instruments that Morgan Stanley Investment Management and MSDW Advisors believe present minimal credit risk. However, an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.



The Portfolio will invest in a portfolio of high quality, short-term municipal securities and repurchase agreements. In selecting these investments, Morgan Stanley Investment Management and MSDW Advisors follow strict rules about credit risk, maturity and diversification of the Portfolio's investments. For example, the Portfolio's money market instruments will be rated within the two highest categories assigned by a recognized rating organization or, if not rated, are of comparable quality as determined by MSDW Advisors. In addition, these instruments will have a maximum remaining maturity of 397 days or less.


PERFORMANCE (CLASS A SHARES)

Commenced Operations on February 10, 1989


1991         4.06%
1992         2.48%
1993         1.91%
1994         2.44%
1995         3.44%
1996         3.02%
1997         3.17%
1998         3.00%
1999         2.77%
2000         3.57%
HIGH (QUARTER)                       Q2 '89        1.57%
--------------------------------------------------------
LOW (QUARTER)                        Q1 '94        0.46%
--------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2000)



                                                        Past One     Past Five    Past Ten     Since
                                                          Year         Years        Years    Inception
------------------------------------------------------------------------------------------------------
CLASS A (commenced operations on February 10, 1989)      3.57%        3.10%         2.99%     3.41%
------------------------------------------------------------------------------------------------------



The bar chart and table show the performance of the Portfolio year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


You may obtain the current 7-day yield of the Municipal Money Market Portfolio by calling 1-800-548-7786.

                                        MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                        INVESTMENT SUMMARY



ADDITIONAL RISK FACTORS AND INFORMATION

THIS SECTION DISCUSSES ADDITIONAL RISK FACTORS AND INFORMATION RELATING TO THE PORTFOLIOS. THE PORTFOLIOS' INVESTMENT PRACTICES AND LIMITATIONS ARE DESCRIBED IN MORE DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), WHICH LEGALLY IS A PART OF THIS PROSPECTUS. FOR DETAILS ON HOW TO OBTAIN A COPY OF THE SAI AND OTHER REPORTS AND INFORMATION, SEE THE BACK COVER OF THIS PROSPECTUS.

PRICE VOLATILITY

The value of your investment in the Fixed Income Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular industries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in any of these Portfolios.

FIXED INCOME SECURITIES

Investments in fixed income securities are subject to credit risk and market risk. Credit risk is the possibility that an issuer may be unable to meet its scheduled principal and interest payments. Market risk is the possibility that a change in interest rates or the market's perception of an issuer's prospects may adversely affect the value of a fixed income security. Generally, fixed income securities decrease in value as interest rates rise and vice versa. Prices of longer term securities also are generally more volatile, so the average maturity of the securities in the Portfolios affects risk.

MORTGAGE-BACKED SECURITIES


Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.


DERIVATIVES


The Fixed Income Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.



The primary risks of derivatives are: (i) changes in the market value of securities held by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

                                        MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                        INVESTMENT SUMMARY



ADDITIONAL RISK FACTORS AND INFORMATION



The Portfolio will limit its use of derivatives for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivatives. While the use of derivatives may be advantageous to the Portfolio, if Morgan Stanley Investment Management or MSDW Advisors is not successful in employing them, the Portfolio's performance may be worse than if it did not make such investments. See the SAI for more about the risks of different types of derivatives.


INVESTMENT DISCRETION


In pursuing the Portfolios' investment objectives, Morgan Stanley Investment Management and MSDW Advisors have considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, Morgan Stanley Investment Management and MSDW Advisors may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.


BANK INVESTORS


An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


TEMPORARY DEFENSIVE INVESTMENTS


When Morgan Stanley Investment Management or MSDW Advisors believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If Morgan Stanley Investment Management or MSDW Advisors incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.


PORTFOLIO TURNOVER


Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

                                        MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                        FEES AND EXPENSES OF THE PORTFOLIOS


FEES AND EXPENSES OF THE PORTFOLIOS

The Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Portfolios do not charge any sales loads or similar fees when you purchase or redeem shares. The Annual Fund Operating Expenses in the table do not reflect voluntary fee waivers, which are described in the footnotes, and/or expense reimbursements from Morgan Stanley Investment Management.


2000 ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets)*



-------------------------------------------------------------------------------------
                                                                            Municipal
                                                  Fixed         Money         Money
                                                 Income        Market        Market
                                                Portfolio     Portfolio     Portfolio
-------------------------------------------------------------------------------------
MANAGEMENT FEES
-------------------------------------------------------------------------------------
Class A                                          0.35%         0.30%         0.30%
-------------------------------------------------------------------------------------
Class B                                          0.35%         0.30%          n/a
-------------------------------------------------------------------------------------
12B-1 FEE
-------------------------------------------------------------------------------------
Class A                                           None          None          None
-------------------------------------------------------------------------------------
Class B                                          0.15%+         0.25%          n/a
-------------------------------------------------------------------------------------
OTHER EXPENSES
-------------------------------------------------------------------------------------
Class A                                          0.22%          0.18%         0.18%
-------------------------------------------------------------------------------------
Class B                                          0.22%          0.18%++        n/a
-------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------
Class A                                          0.57%          0.48%         0.48%
-------------------------------------------------------------------------------------
Class B                                          0.72%          0.73%++        n/a
-------------------------------------------------------------------------------------



+ The actual 12b-1 fee paid by the Portfolio for the last fiscal year was 0.15% because the distributor, Morgan Stanley Co. Incorporated, has voluntarily agreed to waive 0.10% of the 0.25% distribution fee it is entitled to receive.



++ Estimated.



* The Management Fees for the Portfolios shown in the table above are the highest that could be charged. This table does not show the effects of Morgan Stanley Investment Management's voluntary fee waivers and/or expense reimbursements. Morgan Stanley Investment Management has voluntarily agreed to reduce its management fee and/or reimburse the Portfolios so that total annual operating expenses will not exceed 0.45% for Class A shares and 0.60% for Class B shares of the Fixed Income Portfolio; 0.55% for Class A shares and 0.80% for Class B shares of the Money Market Portfolio; and 0.57% for Class A shares of the Municipal Money Market Portfolio.


In determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing are excluded from annual operating expenses. If these expenses were incurred, the Portfolios' total operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the expense ratio shown above.


For the year ended December 31, 2000, after giving effect to Morgan Stanley Investment Management's voluntary management fee waiver and/or expense reimbursement, the total operating expenses incurred by investors were 0.45% for Class A shares and 0.60% for Class B shares of the Fixed Income Portfolio. Total operating expenses for the Money Market and Municipal Money Market Portfolios did not exceed the amounts shown in the first paragraph and, accordingly, total operating expenses incurred by investors in these Portfolios were as shown in the table above.



Fee waivers and/or expense reimbursements are voluntary and Morgan Stanley Investment Management reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

                                        MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                        FEES AND EXPENSES OF THE PORTFOLIOS



FEES AND EXPENSES OF THE PORTFOLIOS

EXAMPLE

This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds having similar investment objectives.


The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions the table indicates what your costs would be.



----------------------------------------------------------------------------------
                                      1 Year      3 Years       5 Years   10 Years
----------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO
----------------------------------------------------------------------------------
Class A                               $58         $183          $318       $714
----------------------------------------------------------------------------------
Class B                               $74         $230          $401       $894
----------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
----------------------------------------------------------------------------------
Class A                               $49         $154          $269       $604
----------------------------------------------------------------------------------
Class B+                              $77         $240           n/a        n/a
----------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO
----------------------------------------------------------------------------------
Class A                               $49         $154          $269       $604
----------------------------------------------------------------------------------



+ The Fund has not projected expenses beyond the three year period shown because the Class B shares of the Money Market Portfolio were not operational as of December 31, 2000.

                                        MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                        FUND MANAGEMENT



INVESTMENT ADVISER AND SUB-ADVISER



Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -securities, asset management and credit services. At December 31, 2000, Morgan Stanley Investment Management, together with its affiliated institutional asset management companies, managed assets of approximately $170.2 billion, including assets under fiduciary advice.



Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"), which also is a subsidiary of Morgan Stanley, located at Two World Trade Center, New York, New York 10048, serves as investment sub-adviser for the Money Market and Municipal Money Market Portfolios on a day-to-day basis. MSDW Advisors selects, buys and sells securities for these Portfolios under the supervision of Morgan Stanley Investment Management.


MANAGEMENT FEES


For the year ended December 31, 2000, Morgan Stanley Investment Management received from each Portfolio the management fee set forth in the accompanying table.



MANAGEMENT FEE PAID IN FISCAL YEAR ENDED DECEMBER 31, 2000
(net of waiver and as a percentage of average net assets)



-------------------------------------------------------------------------------------
                                                                            MUNICIPAL
                                                          MONEY               MONEY
                                      FIXED INCOME        MARKET             MARKET
                                       PORTFOLIO         PORTFOLIO          PORTFOLIO
-------------------------------------------------------------------------------------
Class A                                0.23%              0.30%              0.30%
-------------------------------------------------------------------------------------
Class B                                0.23%               n/a                n/a
-------------------------------------------------------------------------------------


PORTFOLIO MANAGERS

THE FOLLOWING INDIVIDUALS HAVE PRIMARY DAY-TO-DAY PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE FIXED INCOME PORTFOLIO:

FIXED INCOME PORTFOLIO


THOMAS L. BENNETT, KENNETH B. DUNN, ROBERTO M. SELLA AND W. DAVID ARMSTRONG Thomas L. Bennett, a Managing Director of Morgan Stanley & Co., joined Morgan Stanley Investment Management's affiliated institutional asset management company, Miller Anderson & Sherrerd, LLP ("MAS") in 1984. Mr. Bennett holds a B.S. in Chemistry and an M.B.A. from the University of Cincinnati. Kenneth B. Dunn, a Managing Director of Morgan Stanley & Co., joined MAS in 1987. Mr. Dunn received a B.S. and an M.B.A. from The Ohio State University and a Ph.D. from Purdue University. Roberto M. Sella, a Managing Director of Morgan Stanley & Co., joined MAS in 1992. Mr. Sella graduated from the University of Wisconsin (PHI BETA KAPPA) in 1987 and received an M.B.A. from The Wharton School of the University of Pennsylvania in 1993. W. David Armstrong is a Managing Director of Morgan Stanley & Co. and joined Morgan Stanley
Investment Management in 1998 as a Portfolio Manager. He served as a Senior Vice President and Manager of U.S. proprietary trading at Lehman Brothers from 1995 to 1997. Mr. Armstrong received a degree in Economics from the State University of New York (SUNY) at Plattsburg in 1981 and an M.B.A. from the Wharton School of the University of Pennsylvania in 1986. Messrs. Bennett, Dunn, Sella and Armstrong have shared primary responsibility for managing the Portfolio's assets since May 2000.

                                        MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                        SHAREHOLDER INFORMATION



SHAREHOLDER INFORMATION


DISTRIBUTION OF PORTFOLIO SHARES



Morgan Stanley & Co. is the exclusive Distributor of Class A shares and Class B shares of each Portfolio. Morgan Stanley & Co. receives no compensation from the Fund for distributing Class A shares of the Portfolios. The Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, each Portfolio pays the Distributor a distribution fee of 0.25% of the Class B shares' average daily net assets on an annualized basis. Morgan Stanley has agreed to waive 0.10% of the 0.25% distribution fee it is entitled to receive from the Fixed Income Portfolio. The distribution fee compensates the Distributor for marketing and selling Class B shares. The Distributor may pay others for providing distribution-related and other services, including account maintenance services. Over time the distribution fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


ABOUT NET ASSET VALUE


The net asset value ("NAV") per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio.


In calculating NAV, the Fixed Income Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The Money Market and Municipal Money Market Portfolios seek to maintain a stable NAV per share of $1.00 by valuing portfolio securities using "amortized cost." Amortized cost involves valuing a portfolio security at cost and, thereafter, assuming a constant amortization to maturity of any discount or premium. This method of valuation does not take into account any unrealized gains or losses or the impact of fluctuating interest rates on the market value of portfolio securities. While using amortized cost provides certainty in valuation, it may result in periods during which the value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security.


PRICING OF PORTFOLIO SHARES



You may buy or sell (redeem) Class A and Class B shares of each Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share for the Fixed Income Portfolio as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) and for the Money Market and Municipal Money Market Portfolios as of 12:00 noon Eastern Time and 11:00 a.m. Eastern Time, respectively, on each day that the NYSE is open for business (the "Pricing Time").


HOW TO PURCHASE SHARES

You may purchase Class A shares and Class B shares of each Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries"), except for Class B shares of the Money Market Portfolio, which may be purchased only through a Financial Intermediary. You may purchase shares of the Portfolios on each day that the NYSE is open.

The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of the Fixed Income Portfolio and $100,000 for Class A shares of the Money Market and Municipal Money Market Portfolios. There is no minimum initial investment for Class B shares of the Money Market Portfolio. The minimum additional investment generally is $1,000 for each account that you have. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, the Fund will notify you. Your account may be subject to involuntary conversion from Class A shares to Class B shares or involuntary redemption in the case of Class B shares if the value of your account remains below the minimum initial investment amount for 60 consecutive days. MSDW Investment Management may waive the minimum initial investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.

You may arrange to purchase shares directly from the Fund by calling 1-800-548-7786 or by returning a completed Account Registration Form with payment for your purchase. The price you pay will be the NAV calculated at the Pricing Time following receipt of your purchase order and payment.


To purchase shares through the Distributor or a Financial Intermediary, you should contact the Distributor or your Financial Intermediary for details. Generally, the price of shares purchased through a Financial Intermediary is the NAV calculated at the next Pricing Time after the Fund receives your order from

                                        MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                        SHAREHOLDER INFORMATION



SHAREHOLDER INFORMATION


your Financial Intermediary. The Distributor and certain Financial Intermediaries have made arrangements with the Fund so that you may purchase shares at the NAV calculated at the next Pricing Time after the Distributor or your Financial Intermediary receives your purchase order. Your Financial Intermediary may charge an additional service or transaction fee.


HOW TO REDEEM SHARES


You may redeem Portfolio shares directly from the Fund, through the Distributor or through your Financial Intermediary, each as described above under "How To Purchase Shares." The redemption price will be the NAV per share calculated at the next Pricing Time, which may be more or less than the purchase price of your shares. The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days. In certain circumstances, for example, if payment of redemption proceeds in cash would be detrimental to the remaining shareholders, a Portfolio may pay a portion of the redemption proceeds by a distribution-in-kind of readily marketable portfolio securities.


EXCHANGE FEATURES

You may exchange Portfolio shares for shares of other available portfolios of the Fund. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Accordingly, you will not necessarily receive the same class of shares that you tendered for exchange. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order.
Frequent trades in your account(s) can disrupt management of a Portfolio and raise its expenses. Therefore, the Fund may, in its sole discretion, bar a shareholder who trades excessively from making further exchanges or purchases.

DIVIDENDS AND DISTRIBUTIONS


The policy of the Fixed Income Portfolio is to distribute to shareholders substantially all of its net investment income, if any, in the form of a monthly dividend and to distribute net realized capital gains, if any, at least annually.



Each of the Money Market and Municipal Money Market Portfolios computes net investment income and declares a dividend as of 1:00 p.m. Eastern Time on each day. These dividends accrue daily and are distributed on the 15th day of each month, or the next business day if the 15th is a holiday or weekend. The Money Market and Municipal Money Market Portfolios will distribute net realized capital gains, if any, at least annually.



The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.


The Fund currently consists of the following portfolios:

U.S. EQUITY


Equity Growth Portfolio
Focus Equity Portfolio
MicroCap Portfolio+
Small Company Growth Portfolio
Technology Portfolio
U.S. Equity Plus Portfolio+
U.S. Real Estate Portfolio
Value Equity Portfolio


GLOBAL AND INTERNATIONAL EQUITY


Active International Allocation Portfolio
Asian Real Estate Portfolio
Asian Equity Portfolio
China Growth Portfolio+
Emerging Markets Portfolio
European Value Equity Portfolio
European Real Estate Portfolio
Global Value Equity Portfolio
Gold Portfolio+
International Equity Portfolio*
International Magnum Portfolio
International Small Cap Portfolio
Japanese Value Equity Portfolio
Latin American Portfolio


FIXED INCOME

Emerging Markets Debt Portfolio
Fixed Income Portfolio
Global Fixed Income Portfolio
High Yield Portfolio
Mortgage-Backed Securities Portfolio+
Municipal Bond Portfolio+

MONEY MARKET

Money Market Portfolio
Municipal Money Market Portfolio

*Portfolio is currently closed to new investors
+Portfolio is not operational

                                        MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                        SHAREHOLDER INFORMATION



SHAREHOLDER INFORMATION

TAXES


The dividends and distributions you receive from a Portfolio may be subject to Federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income, long-term capital gains distributions to individuals are taxed at a maximum rate of 20% regardless of how long you have held your shares, and short-term capital gains distributions are taxed at ordinary income rates. The Fund will tell you annually how to treat dividends and distributions. The Fixed Income and Money Market Portfolios expect to distribute primarily ordinary income dividends.



The Municipal Money Market Portfolio generally distributes income that is exempt from federal taxation, however, the Portfolio may invest in securities that generate taxable income. Income exempt from federal tax may be subject to state and local taxes. If any capital gains are distributed by the Portfolio, they may be taxable.



If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is a sale of Portfolio shares for tax purposes. Conversions of shares between classes will not result in taxation.


Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

                                        MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                        FINANCIAL HIGHLIGHTS




FINANCIAL HIGHLIGHTS


The financial highlights tables that follow are intended to help you understand the financial performance of the Class A shares and Class B shares of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended December 31, 2000 has been audited by Ernst &Young LLP. Fiscal periods prior to January 1, 2000 have been audited by PricewaterhouseCoopers LLP. Ernst & Young LLP's report, along with the Portfolios' financial statements, are incorporated by reference into the Fund's SAI and are included in the Fund's December 31, 2000 Annual Report to Shareholders. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Fund at the toll free number noted on the back cover to this Prospectus.


FIXED INCOME PORTFOLIO


                                                                                       Year Ended December 31,
                                                                -------------------------------------------------------------------
CLASS A                                                         2000           1999           1998            1997         1996
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                            $10.24          $11.08         $10.88          $10.58       $10.81
------------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income(1)                                          0.67            0.64           0.62            0.65         0.67
Net Realized and Unrealized Gain (Loss) on Investments            0.43           (0.81)          0.22            0.33        (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  1.10           (0.17)          0.84            0.98         0.47
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                            (0.68)          (0.64)         (0.61)          (0.68)       (0.70)
In Excess of Net Investment Income                                   -               -              -           (0.00)+      (0.00)+
Net Realized Gain                                                    -               -          (0.03)              -            -
In Excess of Net Realized Gain                                       -           (0.03)             -               -            -
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.68)          (0.67)         (0.64)          (0.68)       (0.70)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $10.66          $10.24         $11.08          $10.88       $10.58
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     11.16%          (1.56)%         7.93%           9.54%        4.61%
------------------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                         $180,830        $171,467       $212,718        $183,192      $130,733
Ratio of Expenses to Average Net Assets(1)                        0.45%           0.45%          0.45%           0.45%         0.45%
Ratio of Net Investment Income to Average Net Assets(1)           6.52%           5.87%          5.63%           6.11%         6.30%
Portfolio Turnover Rate                                            220%             97%           176%            163%          183%
------------------------------------------------------------------------------------------------------------------------------------

(1)Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                  $0.01           $0.01          $0.01           $0.02         $0.02
     Ratios before expense limitation:
     Expenses to Average Net Assets                               0.57%           0.57%          0.58%           0.60%         0.60%
     Net Investment Income to Average Net Assets                  6.41%           5.75%          5.51%           5.97%         6.15%
-----------------------------------------------------------------------------------------------------------------------------------


+Amount is less than $0.01 per share.

                                        MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                        FINANCIAL HIGHLIGHTS


FIXED INCOME PORTFOLIO


                                                                                                                       Period from
                                                                              Year Ended December 31,                  Jan 2, 1996*
                                                                --------------------------------------------------      to Dec 31,
CLASS B                                                         2000           1999           1998            1997         1996
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                           $10.25          $11.10         $10.89          $10.58      $10.81
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
Net Investment Income(2)                                         0.65            0.61           0.61            0.64        0.64
Net Realized and Unrealized Gain (Loss) on Investments           0.43           (0.80)          0.22            0.33       (0.19)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 1.08           (0.19)          0.83            0.97        0.45
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                           (0.67)          (0.63)         (0.59)          (0.66)      (0.68)
Net Realized Gain                                                   -               -          (0.03)              -           -
In Excess of Net Realized Gain                                      -           (0.03)             -               -           -
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (0.67)          (0.66)         (0.62)          (0.66)      (0.68)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $10.66          $10.25         $11.10          $10.89      $10.58
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    10.92%          (1.76)%         7.85%           9.48%       4.35%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                          $2,424          $2,084         $3,649          $4,834      $1,462
Ratio of Expenses to Average Net Assets(2)                       0.60%           0.60%          0.60%           0.60%       0.60%**
Ratio of Net Investment Income to Average Net Assets(2)          5.51%           5.69%          5.50%           5.93%       6.15%**
Portfolio Turnover Rate                                           220%             97%           176%            163%        183%
-----------------------------------------------------------------------------------------------------------------------------------

(2)Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income                   $0.01           $0.01          $0.01           $0.02       $0.01
   Ratios before expense limitation:
   Expenses to Average Net Assets                                0.72%           0.72%          0.72%           0.74%       0.74%**
   Net Investment Income to Average Net Assets                   5.42%           5.58%          5.38%           5.78%       6.01%**
-----------------------------------------------------------------------------------------------------------------------------------



*The Portfolio began offering Class B Shares on January 2, 1996.
**Annualized

                                        MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                        FINANCIAL HIGHLIGHTS



MONEY MARKET PORTFOLIO


                                                                                     Year Ended December 31,
                                                         --------------------------------------------------------------------------
CLASS A                                                        2000           1999        1998            1997         1996
-----------------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                          $1.000          $1.000         $1.000          $1.000        $1.000
-----------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income                                          0.060           0.047          0.051           0.051         0.049
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                         (0.060)         (0.047)        (0.051)         (0.051)       (0.049)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $1.000          $1.000         $1.000          $1.000        $1.000
-----------------------------------------------------------------------------------------------------------------------------------
Total return                                                    6.06%           4.80%          5.20%           5.20%         5.03%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                     $3,026,412      $2,931,316     $1,958,177      $1,506,210    $1,284,633
Ratio of Expenses to Average Net Assets                         0.48%           0.50%          0.49%           0.49%         0.52%
Ratio of Net Investment Income to Average Net Assets            6.07%           4.73%          5.07%           5.12%         4.92%
-----------------------------------------------------------------------------------------------------------------------------------

                                        MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                        FINANCIAL HIGHLIGHTS



MUNICIPAL MONEY MARKET PORTFOLIO


                                                                                       Year Ended December 31,
                                                                -------------------------------------------------------------------
CLASS A                                                         2000           1999           1998            1997         1996
-----------------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIOS

Net Asset Value, Beginning of Period                           $1.000          $1.000         $1.000          $1.000        $1.000
-----------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations

Net Investment Income                                           0.044           0.027          0.030           0.031         0.030
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS

Net Investment Income                                          (0.044)         (0.027)        (0.030)         (0.031)       (0.030)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $1.000          $1.000         $1.000          $1.000        $1.000
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     3.57%           2.77%          3.00%           3.17%         3.02%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:

Net Assets, End of Period (Thousands)                      $1,476,436      $1,405,646       $990,579        $804,607      $721,410
Ratio of Expenses to Average Net Assets                         0.48%            0.50%          0.50%           0.50%         0.53%
Ratio of Net Investment Income to Average Net Assets            3.50%            2.76%          2.96%           3.14%         2.98%
-----------------------------------------------------------------------------------------------------------------------------------

                                        MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                        REGISTRATION FORM



ACCOUNT REGISTRATION FORM

FIXED INCOME PORTFOLIO
MONEY MARKET PORTFOLIO
MUNICIPAL MONEY MARKET PORTFOLIO

ACCOUNT INFORMATION


If you need assistance in filling out this form for Morgan Stanley Institutional Fund, Inc., please contact your Morgan Stanley representative or call us toll free 1-800-548-7786. Please print all items except signature, and mail to the Fund at the address on the back cover. Fill in where appropriate below.


REGISTRATION
/ / INDIVIDUAL

First Name
------------------------------------
Middle Initial
------------------------------------
Last Name
------------------------------------

/ / JOINT TENANTS
(RIGHTS OF SURVIVORSHIP PRESUMED UNLESS TENANCY
 IN COMMON IS INDICATED)

First Name
------------------------------------
Middle Initial
------------------------------------
Last Name
------------------------------------

/ / CORPORATIONS, TRUSTS AND OTHERS


Please call the Fund for additional documents that may be required to set up an account and to authorize transactions.


Type of Registration:
/ / Incorporated
/ / Unincorporated Association
/ / Partnership
/ / Uniform Gift/Transfer to Minor
(ONLY ONE CUSTODIAN AND MINOR PERMITTED)
/ / Trust
/ / Other (specify)

MAILING ADDRESS
Please fill in completely, including telephone number(s).

/ / UNITED STATES CITIZEN
/ / RESIDENT ALIEN

Street or P.O. Box
------------------------------------

------------------------------------

------------------------------------
City
------------------------------------
State
------------------------------------
Zip Code
------------------------------------

Home Tel. No.
------------------------------------


Business Tel. No.
------------------------------------


/ / NON-RESIDENT ALIEN

Permanent Address (WHERE YOU RESIDE
PERMANENTLY FOR TAX PURPOSES)


Street or P.O. Box
------------------------------------

------------------------------------

------------------------------------
City
------------------------------------
Country
------------------------------------
Postal Code
------------------------------------

Home Tel. No.
------------------------------------


Business Tel. No.
------------------------------------


Current Mailing Address (If different from
Permanent Address)

Street or P.O. Box
------------------------------------

------------------------------------

------------------------------------
City
------------------------------------
Country
------------------------------------
Postal Code
------------------------------------

Home Tel. No.
------------------------------------


Business Tel. No.
------------------------------------


TAXPAYER IDENTIFICATION NUMBER

Enter your Taxpayer Identification Number. For most individual taxpayers, this is your Social Security Number.

/ / INDIVIDUAL

Taxpayer Identification
Number ("TIN")
------------------------------------

or

Social Security
Number ("SSN")
------------------------------------

/ /  JOINT TENANTS

(RIGHTS OF SURVIVORSHIP PRESUMED UNLESS
TENANCY IN COMMON IS INDICATED)

Taxpayer Identification
Number ("TIN")
------------------------------------

or

Social Security
Number ("SSN")
------------------------------------
Taxpayer Identification
Number ("TIN")
------------------------------------

or

Social Security
Number ("SSN")
------------------------------------

For Custodian account of a minor (Uniform Gifts/Transfers to Minor Acts), give the SSN of the minor.

IMPORTANT TAX INFORMATION

You (as a payee) are required by law to provide us (as payor) with your correct TIN(s) or SSN(s). Accounts that have a missing or incorrect TIN(s) or SSN(s) will be subject to backup withholding at a 31% rate on dividends, distributions and other payments. If you have not provided us with your correct TIN(s) or SSN(s), you may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS"). Backup withholding is not an additional tax; the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained. You may be notified that you are subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code because you have underreported interest or dividends or you were required to, but failed to, file a return which would have included a reportable interest or dividend payment.

                                        MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                        REGISTRATION FORM



PORTFOLIO AND CLASS SECTION

Class A shares minimum $500,000 for each Portfolio ($100,000 for Money Market and Municipal Money Market Portfolios) and Class B shares minimum $100,000 for the Fixed Income and Municipal Bond Portfolios.

Please indicate Portfolio, class and amount for purchase of the following Portfolio(s):

FIXED INCOME PORTFOLIO
/ /  Class A Shares (065) $
------------------------------------
/ /  Class B Shares (040) $
------------------------------------
MONEY MARKET PORTFOLIO
/ /  Class A Shares (060) $
------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO
/ /  Class A Shares (061) $
------------------------------------
Total Initial Investment $
------------------------------------

METHOD OF INVESTMENT

Please indicate Portfolio and manner of payment.

/ /  Check


(MAKE CHECK PAYABLE TO MORGAN STANLEY INSTITUTIONAL FUND, INC. - PORTFOLIO NAME)


/ /  Exchange $
------------------------------------
From

Name of Portfolio
------------------------------------
Account Number
------------------------------------

Account previously established by:
/ /  Phone exchange
/ /  Wire on
------------------------------------
Date
------------------------------------
Account Number
------------------------------------


(PREVIOUSLY ASSIGNED BY THE FUND)


DISTRIBUTION OPTION

Income dividends and capital gains distributions (if any) to be reinvested in additional shares unless either box below is checked.

/ / Income dividends to be paid in cash, capital gains distributions (if any) in shares.

/ / Income dividends and capital gains distributions (if any) to be paid in cash.


TELEPHONE REDEMPTION


Please select at time of initial application if you wish to redeem or exchange shares by telephone. A SIGNATURE GUARANTEE IS REQUIRED IF YOUR BANK ACCOUNT IS NOT REGISTERED IDENTICALLY TO YOUR FUND ACCOUNT. TELEPHONE REQUESTS FOR REDEMPTIONS OR EXCHANGES WILL NOT BE HONORED UNLESS THE BOX IS CHECKED.



/ / I/we hereby authorize the Fund and its agents to honor any telephone requests to wire redemption proceeds to the commercial bank indicated at right and/or mail redemption proceeds to the name and address in which my/our Fund Account is registered if such requests are believed to be authentic.


The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Name of Commercial Bank
(Not Savings Bank)
------------------------------------
Bank Account Number
------------------------------------
Bank ABA Number
------------------------------------
Name(s) in which
your bank account
is established
------------------------------------
Bank's Street Address
------------------------------------
City
------------------------------------
State
------------------------------------
Zip Code
------------------------------------

INTERESTED PARTY OPTION

/ / In addition to the account statement sent to my/our registered address, I/we hereby authorize the Fund to mail duplicate statements to the name and address provided below.

Name
------------------------------------
Street or P.O. Box
------------------------------------

------------------------------------

------------------------------------
City
------------------------------------
State
------------------------------------
Zip Code
------------------------------------

DEALER INFORMATION

Representative Name
------------------------------------
Representative Number
------------------------------------
Branch Number
------------------------------------

SIGNATURE OF ALL HOLDERS
AND TAXPAYER CERTIFICATION


The undersigned certify that I/we have full authority and legal capacity to purchase and redeem shares of the Fund and affirm that I/we have received a current Prospectus of Morgan Stanley Institutional Fund, Inc. and agree to be bound by its terms. By signing this application, I/we hereby certify under penalties of perjury that the information on this application is complete and correct and that as required by federal law (please check applicable boxes below):


U.S. CITIZEN(S)/TAXPAYERS(S):


/ / I/We certify that (1) the number(s) shown above on this form is/are the correct SSN(s) or TIN(s) and (2) I am/we are not subject to any backup withholding either because (a) I am/we are exempt from backup withholding;
(b) I/we have not been notified by the IRS that I am/we are subject to backup withholding as a result of a failure to report all interest or dividends; or
(c) the IRS has notified me/us that I am/we are no longer subject to backup withholding. n If no TIN(s) or SSN(s) has/have been provided above, I/we have applied, or intend to apply, to the IRS or the Social Security Administration for a TIN or a SSN and I/we understand that if I/we do not provide either number to J.P. Morgan Investor Services Co. ("J.P. Morgan") within 60 days of the date of this application or if I/we fail to furnish my/our correct SSN(s) or TIN(s), I/we may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W9). You may request such form by calling J.P. Morgan at 800-548-7786.


NON-U.S. CITIZEN(S)/TAXPAYERS(S):


/ / Under penalties of perjury, I/we certify that I am/we are not U.S. citizens or residents and I am/we are exempt foreign persons as defined by the IRS. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


SIGN HERE

(IF JOINT ACCOUNT, BOTH MUST SIGN)

Signature
------------------------------------
Date
------------------------------------

Signature
------------------------------------
Date
------------------------------------

                                        MORGAN STANLEY INSTITUTIONAL FUND, INC.
                                        ADDITIONAL INFORMATION




WHERE TO FIND ADDITIONAL INFORMATION


STATEMENT OF ADDITIONAL INFORMATION


In addition to this Prospectus, the Fund has an SAI, dated May 1, 2001, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.


SHAREHOLDER REPORTS

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about each Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during that period.

For additional Fund information, including information regarding investments comprising the Fund's Portfolios, please call 1-800-548-7786.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.


Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways:
(1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission's web site at "http://www.sec.gov"; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.



Morgan Stanley Institutional Fund, Inc.
P.O. Box 2798
Boston, Massachusetts 02208-2798

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION

This statement of additional information is not a prospectus. It should be read in conjunction with a prospectus for the applicable portfolio, which may be obtained by calling the Morgan Stanley Institutional Fund, Inc. (the "Fund") Services Group at 1-800-548-7786.
                                 --------------

                               TABLE OF CONTENTS

                                            PAGE
                                          --------
INVESTMENT POLICIES AND STRATEGIES......      2
INVESTMENT LIMITATIONS..................     25
PURCHASE OF SHARES......................     26
REDEMPTION OF SHARES....................     29
ACCOUNT POLICIES AND FEATURES...........     30
MANAGEMENT OF THE FUND..................     32
INVESTMENT ADVISORY AND OTHER
  SERVICES..............................     35
DISTRIBUTION OF SHARES..................     37
BROKERAGE PRACTICES.....................     39
GENERAL INFORMATION.....................     42
TAXES...................................     43
CONTROL PERSONS AND PRINCIPAL HOLDERS OF
  SECURITIES............................     47
PERFORMANCE INFORMATION.................     54
DESCRIPTION OF RATINGS..................     58

The Fund's audited financial statements for the fiscal year ended December 31, 2000, including notes thereto and the report of Ernst & Young LLP, are incorporated by reference herein from the Fund's Annual Report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information. The China Growth, Mortgage-Backed Securities and MicroCap Portfolios had not commenced operations at December 31, 2000. You may obtain the Fund's most recent Annual Report by calling the Morgan Stanley Institutional Fund, Inc. Services Group at 1-800-548-7786.

STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2001.

    - Prospectus for the European Real Estate Portfolio, Asian Real Estate Portfolio and U.S. Real Estate Portfolio, dated May 1, 2001

    - Prospectus for the Asian Equity Portfolio and Japanese Value Equity Portfolio, dated May 1, 2001

    - Prospectus for the Emerging Markets Portfolio, Emerging Markets Debt Portfolio and Latin American Portfolio, dated May 1, 2001

    - Prospectus for the Global Value Equity Portfolio, International Equity Portfolio, International Small Cap Portfolio and European Value Equity Portfolio, dated May 1, 2001

    - Prospectus for the International Magnum Portfolio, dated May 1, 2001

    - Prospectus for the Fixed Income Portfolio, Money Market Portfolio and Municipal Money Market Portfolio, dated May 1, 2001

    - Prospectus for the Equity Growth Portfolio, Focus Equity Portfolio, Small Company Growth Portfolio, Value Equity Portfolio and Technology Portfolio, dated May 1, 2001

    - Prospectus for the Global Fixed Income Portfolio and High Yield Portfolio, dated May 1, 2001

    - Prospectus for the Active International Allocation Portfolio, dated May 1, 2001

    - Prospectus for the China Growth Portfolio, Gold Portfolio, MicroCap Portfolio, Mortgage-Backed Securities Portfolio and Municipal Bond Portfolio dated May 1, 2001

    - Prospectus for the U.S. Equity Plus Portfolio, dated May 1, 2001

                       INVESTMENT POLICIES AND STRATEGIES

This Statement of Additional Information provides additional information about the investment policies and operations of the Fund and its investment portfolios (each a "Portfolio"). Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management") acts as investment adviser to each Portfolio. Under the supervision of Morgan Stanley Investment Management, Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Sub-Adviser") acts as investment sub-adviser to the Money Market and Municipal Money Market Portfolios. References to Morgan Stanley Investment Management, when used in connection with its activities as investment adviser, include the Sub-Adviser acting under its supervision.

The following table provides additional information about the Portfolios' investment policies. Capitalized items used below are described in more detail later in this section.

Fixed Income Portfolio          Under normal circumstances, the Portfolio
                                invests primarily in Investment Grade Fixed
                                Income Securities and may invest over 50% of its
                                assets in Mortgage Related Securities. The
                                Portfolio may also invest in Fixed Income
                                Securities denominated in foreign currencies.
Money Market Portfolio          Under normal circumstances, the Portfolio
                                invests primarily in Money Market Instruments
                                with effective maturities of 397 days or less.
Municipal Money Market          Under normal circumstances, the Portfolio
  Portfolio                     invests primarily in Municipal Money Market
                                Instruments with effective maturities of 397
                                days or less that pay interest that is exempt
                                from federal taxation.
Global Fixed Income Portfolio   Under normal circumstances, the Portfolio
                                invests primarily in high quality Fixed Income
                                Securities of issuers throughout the world,
                                including U.S. issuers.
High Yield Portfolio            Under normal circumstances, the Portfolio
                                invests primarily in High Yield Securities
                                (commonly referred to as "junk bonds"). The
                                Portfolio may also invest in other Fixed Income
                                Securities including Foreign Fixed Income
                                Securities and Emerging Market Country
                                Securities.
Equity Growth Portfolio         Under normal circumstances, the Portfolio
                                invests primarily in growth oriented Equity
                                Securities of large capitalization U.S. and, to
                                a limited extent, foreign companies.
Focus Equity Portfolio          Under normal circumstances, the Portfolio
                                invests primarily in Equity Securities of U.S.
                                and, to a limited extent, foreign companies. The
                                Portfolio generally concentrates its holdings in
                                a relatively small number of companies and may
                                invest up to 25% of its assets in a single
                                issuer.
Small Company Growth Portfolio  Under normal circumstances, the Portfolio invests primarily in growth oriented Equity
                                Securities of small U.S. issuers and, to a
                                limited extent, foreign issuers.
Value Equity Portfolio          Under normal circumstances, the Portfolio
                                invests primarily in Equity Securities of U.S.
                                and, to a limited extent, foreign issuers that
                                Morgan Stanley Investment Management believes to
                                be undervalued relative to the stock market in
                                general at the time of purchase.
Technology Portfolio            Under normal circumstances, the Portfolio
                                invests primarily in Equity Securities of
                                companies that Morgan Stanley Investment
                                Management expects will benefit from their
                                involvement in technology and technology-
                                related industries.
European Real Estate Portfolio  Under normal circumstances, the Portfolio invests primarily in Equity Securities of
                                companies principally engaged in the European
                                real estate industry.
Asian Real Estate Portfolio     Under normal circumstances, the Portfolio
                                invests primarily in Equity Securities of
                                companies principally engaged in the Asian real
                                estate industry.
U.S. Real Estate Portfolio      Under normal circumstances, the Portfolio
                                invests primarily in Equity Securities of
                                companies principally engaged in the U.S. real
                                estate industry, including real estate
                                investment trusts (REITs).
Active International            Under normal circumstances, the Portfolio
  Allocation Portfolio          invests primarily in Equity Securities of
                                non-U.S. issuers that, in the aggregate, generally replicate broad market indices. The
                                Portfolio may invest in Emerging Market Country
                                Securities.

Global Value Equity Portfolio   Under normal circumstances, the Portfolio
                                invests primarily in Equity Securities. The
                                Portfolio invests primarily in Equity Securities
                                of issuers located throughout the world,
                                including issuers located in the United States
                                and in Emerging Market Countries. Ordinarily, at
                                least 20% of the Portfolio's total assets will
                                be invested in Equity Securities of U.S.
                                issuers.
International Equity Portfolio  Under normal circumstances, the Portfolio invests primarily in Equity Securities of
                                non-U.S. issuers.
International Small Cap         Under normal circumstances, the Portfolio
  Portfolio                     invests primarily in Equity Securities of
                                non-U.S. issuers with equity market
                                capitalizations of less than $2 billion.
European Value Equity           Under normal circumstances, the Portfolio
  Portfolio                     invests primarily in Equity Securities of
                                European issuers.
International Magnum Portfolio  Under normal circumstances, the Portfolio invests primarily in Equity Securities of
                                non-U.S. issuers domiciled in at least three
                                different EAFE countries. The Portfolio may
                                invest up to 5% of its total assets in the
                                securities of issuers domiciled in non-EAFE
                                countries, including Emerging Market Countries.
Asian Equity Portfolio          Under normal circumstances, the Portfolio
                                invests primarily in Equity Securities of Asian
                                issuers (excluding Japanese issuers).
Japanese Value Equity           Under normal circumstances, the Portfolio
  Portfolio                     invests primarily in Equity Securities of
                                Japanese issuers that Morgan Stanley Investment
                                Management believes are undervalued relative to
                                their intrinsic assets, cash flow and earnings
                                potential.
Emerging Markets Portfolio      Under normal circumstances, the Portfolio
                                invests primarily in growth-oriented Equity
                                Securities of issuers in Emerging Market
                                Countries.
Emerging Markets Debt           Under normal circumstances, the Portfolio
  Portfolio                     invests primarily in Fixed Income Securities of
                                government and government-related issuers and,
                                to a lesser extent, corporate issuers in
                                Emerging Market Countries.
Latin American Portfolio        Under normal circumstances, the Portfolio
                                invests primarily in growth-oriented Equity
                                Securities of Latin American issuers. In
                                addition, the Portfolio will invest between 25%
                                and 50% of its assets in securities of issuers
                                engaged in the telecommunications industry.
U.S. Equity Plus Portfolio      Under normal circumstances, the Portfolio
                                invests primarily in Equity Securities of U.S.
                                issuers included in the Standard & Poor's 500
                                Index.
China Growth Portfolio          Under normal circumstances, the Portfolio
                                invests primarily in Equity Securities of
                                issuers in The People's Republic of China, Hong
                                Kong and Taiwan.
Gold Portfolio                  Under normal circumstances, the Portfolio
                                invests primarily in Equity Securities of U.S.
                                and foreign companies engaged in gold-related
                                activities. The Portfolio frequently invests in
                                securities of foreign issuers.
Microcap Portfolio              Under normal circumstances, the Portfolio
                                invests primarily in growth oriented Equity
                                Securities of small growth-oriented domestic
                                and, to a limited extent, foreign companies with
                                potential for long-term growth.
Mortgage-Backed Securities      Under normal circumstances, the Portfolio
  Portfolio                     invests primarily in Investment Grade short and
                                intermediate-term Mortgage-Related Securities.
                                The Portfolio may invest up to 15% in
                                Mortgage-Related Securities rated in the third
                                highest rating category or, if unrated, believed
                                by Morgan Stanley Investment Management to be of
                                equivalent quality.
Municipal Bond Portfolio        Under normal circumstances, the Portfolio
                                invests primarily in Municipals rated investment grade at the time of investment or futures and options on futures relating to these Municipals.
                                The Portfolio invests 65% of its net assets in Municipals having an initial maturity of more than one year. The Portfolio may invest up to 20% of its net assets in Municipals that pay interest subject to alternative minimum tax and up to 20% in cash, cash equivalents, U.S.
                                Government securities and taxable investment grade corporate Fixed Income Securities.

The following tables summarize the permissible strategies and investments for each Portfolio. These tables should be used in conjunction with the investment summaries for each Portfolio contained in the Prospectus in order to provide a more complete description of such Portfolio's investment policies.

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS

                                                     ACTIVE
                                                     INTER-
                                                    NATIONAL                ASIAN                          EUROPEAN   EUROPEAN
                                                      ALLO-      ASIAN      REAL       CHINA    EMERGING     VALUE      REAL
                                                     CATION     EQUITY     ESTATE     GROWTH     MARKETS    EQUITY     ESTATE
                                                    ---------------------------------------------------------------------------
EQUITY SECURITIES:
  Common Stocks...................................         X          X          X          X         X          X          X
  Depositary Receipts.............................         X          X          X          X         X          X          X
  Preferred Stocks................................         X          X          X          X         X          X          X
  Rights..........................................         X          X          X          X         X          X          X
  Warrants........................................         X          X          X          X         X          X          X
  Convertible Securities..........................         X          X          X          X         X          X          X
  Limited Partnerships............................
  Investment Company Securities...................         X          X          X          X         X          X          X
  Real Estate Investing...........................         X          X          X          X         X          X          X
  --REITS.........................................         X          X          X          X         X          X          X
  --Specialized Ownership Vehicles................         X          X          X          X         X          X          X
FIXED INCOME SECURITIES:
  High Yield Securities...........................                                                    X
  U.S. Government Securities......................         X          X          X          X         X          *          X
  Agencies........................................         X          X          X          X         X          *          X
  Corporates......................................         X          X          X          X         X          *          X
  Money Market Instruments........................         X          X          X          X         X          X          X
  Mortgage Related Securities.....................
  --MBSs..........................................
  --CMOs..........................................
  --SMBSs.........................................
  Repurchase Agreements...........................         X          X          X          X         X          X          X
  Municipals......................................
  Asset-Backeds...................................
  Loan Participations and Assignments.............                                                    X
  Temporary Investments...........................         X          X          X          X         X          X          X
  Zero Coupons, Pay-In-Kind Securities or Deferred
   Payment Securities.............................         X          X          X          X         X                     X
  Floaters........................................
  Inverse Floaters................................
FOREIGN INVESTMENT:
  Foreign Equity Securities.......................         X          X          X          X         X          X          X
  Foreign Government Fixed Income Securities......         X          X          X          X         X                     X
  Foreign Corporate Fixed Income Securities.......         X          X          X          X         X                     X
  Emerging Market Country Securities..............         X          X          X          X         X          X          X
  Russian Equity Securities.......................                                                    X
  Foreign Currency Transactions...................         X          X          X          X         X          X          X
  Brady Bonds.....................................         X          X          X                    X          X          X
  Investment Funds................................         X          X          X          X         X          X          X


                                                                                                 INTER-
                                                     GLOBAL                INTER-     INTER-    NATIONAL   JAPANESE
                                                      VALUE               NATIONAL   NATIONAL     SMALL      VALUE      LATIN
                                                     EQUITY      GOLD      EQUITY     MAGNUM       CAP      EQUITY    AMERICAN
                                                    ---------------------------------------------------------------------------
EQUITY SECURITIES:
  Common Stocks...................................         X          X          X        X            X         X            X
  Depositary Receipts.............................         X          X          X        X            X         X            X
  Preferred Stocks................................         X          X          X        X            X         X            X
  Rights..........................................         X          X          X        X            X         X            X
  Warrants........................................         X          X          X        X            X         X            X
  Convertible Securities..........................         X          X          X        X            X         X            X
  Limited Partnerships............................
  Investment Company Securities...................         X          X          X        X            X         X            X
  Real Estate Investing...........................         X                     X        X            X         X            X
  --REITS.........................................         X                     X        X            X         X            X
  --Specialized Ownership Vehicles................         X                     X        X            X         X            X
FIXED INCOME SECURITIES:
  High Yield Securities...........................                                                                            X
  U.S. Government Securities......................         *          X          *        X            *         X            X
  Agencies........................................         *          X          *        X            *         X            X
  Corporates......................................         *          X          *        X            *         X            X
  Money Market Instruments........................         X          X          X        X            X         X            X
  Mortgage Related Securities.....................
  --MBSs..........................................
  --CMOs..........................................
  --SMBSs.........................................
  Repurchase Agreements...........................         X          X          X        X            X         X            X
  Municipals......................................
  Asset-Backeds...................................
  Loan Participations and Assignments.............                                                                            X
  Temporary Investments...........................         X          X          X        X            X         X            X
  Zero Coupons, Pay-In-Kind Securities or Deferred
   Payment Securities.............................                    X                   X                      X            X
  Floaters........................................
  Inverse Floaters................................
FOREIGN INVESTMENT:
  Foreign Equity Securities.......................         X          X          X        X            X         X            X
  Foreign Government Fixed Income Securities......                    X                   X                      X            X
  Foreign Corporate Fixed Income Securities.......                    X                   X                      X            X
  Emerging Market Country Securities..............         X          X          X        X            X                      X
  Russian Equity Securities.......................
  Foreign Currency Transactions...................         X          X          X        X            X         X            X
  Brady Bonds.....................................         X          X          X        X                      X            X
  Investment Funds................................         X          X          X        X            X         X            X

--------------

* This Portfolio may invest in certain U.S. Government Securities, Agencies and Corporate Debt as described under Money Market Instruments and Temporary Investments.

                                                     ACTIVE
                                                     INTER-
                                                    NATIONAL                ASIAN                          EUROPEAN   EUROPEAN
                                                      ALLO-      ASIAN      REAL       CHINA    EMERGING     VALUE      REAL
                                                     CATION     EQUITY     ESTATE     GROWTH     MARKETS    EQUITY     ESTATE
                                                    ---------------------------------------------------------------------------
OTHER SECURITIES AND INVESTMENT TECHNIQUES:
  Loans of Portfolio Securities...................         X          X          X          X         X          X          X
  Non-Publicly Traded Securities, Private
   Placements and Restricted Securities...........         X          X          X          X         X          X          X
  When-Issued and Delayed Delivery Securities.....         X          X          X          X         X          X          X
  Borrowing for Investment Purposes...............
  Temporary Borrowing.............................         X          X          X          X         X          X          X
  Reverse Repurchase Agreements...................
  Short Sales.....................................
  Structured Investments..........................         X          X          X          X         X          X          X
DERIVATIVE PRODUCTS:
  Foreign Currency Forward Contracts..............         X          X          X          X         X          X          X
  Futures Contracts...............................         X          X          X          X         X          X          X
  Forward Contracts...............................         X          X          X          X         X          X          X
  Option Transactions.............................         X          X          X          X         X          X          X
  Swaps...........................................         X          X          X          X         X          X          X


                                                                                                INTER-
                                                     GLOBAL                INTER-     INTER-   NATIONAL   JAPANESE
                                                      VALUE               NATIONAL   NATIONAL    SMALL      VALUE      LATIN
                                                     EQUITY      GOLD      EQUITY     MAGNUM      CAP      EQUITY    AMERICAN
                                                    --------------------------------------------------------------------------
OTHER SECURITIES AND INVESTMENT TECHNIQUES:
  Loans of Portfolio Securities...................         X          X          X       X            X         X            X
  Non-Publicly Traded Securities, Private
   Placements and Restricted Securities...........         X          X          X       X            X         X            X
  When-Issued and Delayed Delivery Securities.....         X          X          X       X            X         X            X
  Borrowing for Investment Purposes...............
  Temporary Borrowing.............................         X          X          X       X            X         X            X
  Reverse Repurchase Agreements...................                                                                           X
  Short Sales.....................................                                                                           X
  Structured Investments..........................         X          X          X       X            X         X            X
DERIVATIVE PRODUCTS:
  Foreign Currency Forward Contracts..............         X          X          X       X            X         X            X
  Futures Contracts...............................         X          X          X       X            X         X            X
  Forward Contracts...............................         X          X          X       X            X         X            X
  Option Transactions.............................         X          X          X       X            X         X            X
  Swaps...........................................         X          X          X       X            X         X            X

U.S. EQUITY PORTFOLIOS

                                                             SMALL
                                                 FOCUS      COMPANY    EQUITY
                                                 EQUITY     GROWTH     GROWTH    MICROCAP   TECHNOLOGY  U.S. EQUITY PLUS
                                               -------------------------------------------------------------------------
EQUITY SECURITIES:
  Common Stocks..............................          X         X           X         X            X              X
  Depositary Receipts........................          X         X           X         X            X              X
  Preferred Stocks...........................          X         X           X         X            X              X
  Rights.....................................          X         X           X         X            X              X
  Warrants...................................          X         X           X         X            X              X
  Convertible Securities.....................          X         X           X         X            X              X
  Limited Partnerships.......................
  Investment Company Securities..............          X         X           X         X            X              X
  Real Estate Investing......................          X         X           X         X                           X
  --REITS....................................          X         X           X         X                           X
  --Specialized Ownership Vehicles...........          X         X           X         X                           X
FIXED INCOME SECURITIES:
  High Yield Securities......................                                                       X
  U.S. Government Securities.................          X         X           X         X            X              X
  Agencies...................................          X         X           X         X            X              X
  Corporates.................................          X         X           X         X            X              X
  Money Market Instruments...................          X         X           X         X            X              X


                                               U.S. REAL ESTATE  VALUE EQUITY
                                               ------------------------------
EQUITY SECURITIES:
  Common Stocks..............................              X              X
  Depositary Receipts........................              X              X
  Preferred Stocks...........................              X              X
  Rights.....................................              X              X
  Warrants...................................              X              X
  Convertible Securities.....................              X              X
  Limited Partnerships.......................
  Investment Company Securities..............              X              X
  Real Estate Investing......................              X              X
  --REITS....................................              X              X
  --Specialized Ownership Vehicles...........              X              X
FIXED INCOME SECURITIES:
  High Yield Securities......................
  U.S. Government Securities.................              X              X
  Agencies...................................              X              X
  Corporates.................................              X              X
  Money Market Instruments...................              X              X

                                                       SMALL                                        U.S.       U.S.
                                            FOCUS     COMPANY    EQUITY                            EQUITY      REAL       VALUE
                                           EQUITY     GROWTH     GROWTH    MICROCAP   TECHNOLOGY    PLUS      ESTATE     EQUITY
                                          ---------------------------------------------------------------------------------------
FIXED INCOME SECURITIES: (CONTINUED)
  Mortgage Related Securities...........
  --MBSs................................
  --CMOs................................
  --SMBSs...............................
  Repurchase Agreements.................        X          X           X         X            X          X          X           X
  Municipals............................
  Asset-Backeds.........................
  Loan Participations and Assignments...
  Temporary Investments.................        X          X           X         X            X          X          X           X
  Zero Coupons, Pay-In-Kind Securities
   or Deferred Payment Securities.......        X          X           X         X            X          X          X           X
  Floaters..............................
  Inverse Floaters......................
FOREIGN INVESTMENT:
  Foreign Equity Securities.............        X          X           X         X            X          X          X           X
  Foreign Bonds.........................                                                      X                     X
  Emerging Market Country Securities....                                                      X                     X
  Russian Equity Securities.............
  Foreign Currency Transactions.........        X          X           X         X            X          X          X           X
  Brady Bonds...........................
  Investment Funds......................        X          X           X         X            X          X          X           X
OTHER SECURITIES AND INVESTMENT
  TECHNIQUES:
  Loans of Portfolio Securities.........        X          X           X         X            X          X          X           X
  Non-Publicly Traded Securities,
   Private Placements and Restricted
   Securities...........................        X          X           X         X            X          X          X           X
  When-Issued and Delayed Delivery
   Securities...........................        X          X           X         X            X          X          X           X
  Borrowing for Investment Purposes.....                                         X
  Temporary Borrowing...................        X          X           X         X            X          X          X           X
  Reverse Repurchase Agreements.........                                                      X          X
  Short Sales...........................
  Structured Investments................        X          X           X         X            X          X          X           X
DERIVATIVE PRODUCTS:
  Foreign Currency Forward Contracts....        X          X           X         X            X          X          X           X
  Futures Contracts.....................        X          X           X         X            X          X          X           X
  Forward Contracts.....................        X          X           X         X            X          X          X           X
  Option Transactions...................        X          X           X         X            X          X          X           X
  Swaps.................................        X          X           X         X            X          X          X           X

FIXED INCOME AND MONEY MARKET PORTFOLIOS

                                          EMERGING               GLOBAL               MORTGAGE-                         MUNICIPAL
                                           MARKETS     FIXED      FIXED      HIGH       BACKED    MUNICIPAL    MONEY      MONEY
                                            DEBT      INCOME     INCOME      YIELD    SECURITIES    BOND      MARKET     MARKET
                                          ---------------------------------------------------------------------------------------
EQUITY SECURITIES:
  Common Stocks.........................                                          X
  Depositary Receipts...................        X
  Preferred Stocks......................        X           X          X          X
  Rights................................        X           X          X          X
  Warrants..............................        X           X          X          X
  Convertible Securities................        X           X          X          X
  Limited Partnerships..................                                          X
  Investment Company Securities.........        X           X          X          X           X         X           X           X
  Real Estate Investing.................
  --REITs...............................                                          +
  --Specialized Ownership Vehicles......
FIXED INCOME SECURITIES:
  High Yield Securities.................        X                                 X
  U.S. Government Securities............        X           X          X          X           X         X           X           X
  Agencies..............................        X           X          X          X           X         X           X           X
  Corporates............................        X           X          X          X           *         X           X           *
  Money Market Instruments..............        X           X          X          X           X         X           X           X
  Mortgage Related Securities...........        X           X          X          X           X         X           X
  --MBSs................................        X           X          X          X           X         X           X
  --CMOs................................        X           X          X          X           X
  --SMBSs...............................                    X          X          X           X
  Repurchase Agreements.................        X           X          X          X           X         X           X           X
  Municipals............................        X           X          X          X                     X           X           X
  Asset-Backeds.........................        X           X          X          X                                 X
  Loan Participations and Assignments...        X                                 X
  Temporary Investments.................        X           X          X          X           X         X           X           X
  Zero Coupons, Pay-In-Kind Securities
   or Deferred Payment Securities.......        X           X          X          X           X         X           X           X
  Floaters..............................        X           X          X          X           X         X           X           X
  Inverse Floaters......................        X           X          X          X           X         X
FOREIGN INVESTMENT:
  Foreign Equity Securities.............        X           X          X          X
  Foreign Bonds.........................        X           X          X          X
  Emerging Market Country Securities....        X                      X          X
  Russian Equity Securities.............
  Foreign Currency Transactions.........        X           X          X          X
  Brady Bonds...........................        X           X          X          X
  Investment Funds......................        X

--------------

* This Portfolio may invest in certain Corporate Debt as described under Money Market Instruments and Temporary Investments.

+ The High Yield Portfolio may invest in certain fixed income securities issued by REITs.

                                          EMERGING               GLOBAL               MORTGAGE-                         MUNICIPAL
                                           MARKETS     FIXED      FIXED      HIGH       BACKED    MUNICIPAL    MONEY      MONEY
                                            DEBT      INCOME     INCOME      YIELD    SECURITIES    BOND      MARKET     MARKET
                                          ---------------------------------------------------------------------------------------
OTHER SECURITIES AND INVESTMENT
  TECHNIQUES:
  Loans of Portfolio Securities.........        X           X          X          X           X         X
  Non-Publicly Traded Securities,
   Private Placements and Restricted
   Securities...........................        X           X          X          X           X         X           X           X
  When-Issued and Delayed Delivery
   Securities...........................        X           X          X          X           X         X           X           X
  Borrowing for Investment Purposes.....        X
  Temporary Borrowing...................        X           X          X          X           X         X           X           X
  Reverse Repurchase Agreements.........        X                                 X                                 X
  Short Sales...........................        X
  Structured Investments................        X           X          X          X           X         X           X
DERIVATIVE PRODUCTS:
  Foreign Currency Forward Contracts....        X           X          X          X           X         X
  Futures Contracts.....................        X           X          X          X           X         X
  Forward Contracts.....................        X           X          X          X           X         X
  Option Transactions...................        X           X          X          X           X         X
  Swaps.................................        X           X          X          X           X         X

EQUITY SECURITIES

Equity Securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of Equity Securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of all Equity Securities in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's Equity Securities.

The Portfolios may purchase equity securities issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those securities shortly after their acquisition. A Portfolio's purchase of securities issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

COMMON STOCKS. Common Stocks represent an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

DEPOSITARY RECEIPTS. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, a Portfolio's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

PREFERRED STOCKS. Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks pay a fixed or variable stream of dividends they have many of the characteristics of a Fixed Income Security and are, therefore, included in both the definition of Equity Security and Fixed Income Security.

RIGHTS. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's Common Stock at the time of a new issuance, usually at a price below the initial offering price of the Common Stock and before the Common Stock is offered to the general public. Rights are usually freely transferrable. The risk of investing in a Right is that the Right may expire prior to the market value of the Common Stock exceeding the price fixed by the Right.

WARRANTS. Warrants give holders the right, but not the obligation, to buy Common Stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferrable. The risk of investing in a Warrant is that the Warrant may expire prior to the market value of the Common Stock exceeding the price fixed by the Warrant.

CONVERTIBLE SECURITIES. Convertible Securities are securities that may be exchanged under certain circumstances for a fixed number of shares of Common Stock or other Equity Securities. Convertible Securities generally represent a feature of some other type of security, such as a Fixed Income Security or Preferred Stock, so that, for example, a Convertible Fixed Income Security would be a Fixed Income Security that is convertible into Common Stock. Convertible Securities may be viewed as an investment in the current security or the security into which the Convertible Securities may be exchanged and, therefore, are included in both the definition of Equity Security and Fixed Income Security.

LIMITED PARTNERSHIPS. A limited partnership interest entitles a Portfolio to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.
                                                                           9
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INVESTMENT COMPANY SECURITIES.  Investment Company Securities are securities of other open-end or closed-end investment companies. The Investment Company Act of 1940, as amended (the "1940 Act"), generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. A Portfolio may invest in Investment Company Securities of investment companies managed by Morgan Stanley Investment Management or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the Securities and Exchange Commission ("SEC"). To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the risks of the purchased investment company's portfolio securities. The Portfolio also will bear its proportionate share of the expenses of the purchased investment company in addition to its own expenses.

REAL ESTATE INVESTING. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Portfolios' investments.

REITS. Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

A shareholder in any of the Portfolios, by investing in REITs indirectly through the Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

SPECIALIZED OWNERSHIP VEHICLES. Specialized ownership vehicles pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Portfolios may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Portfolio and, to the extent such vehicles are structured similarly to investment funds, may cause the Portfolios' shareholders to indirectly bear certain additional operating expenses.

FIXED INCOME SECURITIES

Fixed Income Securities generally represent an issuer's obligation to repay money that it has borrowed together with interest on the amount borrowed. Fixed Income Securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and some Fixed Income Securities may have other novel features such as conversion rights. Prices of Fixed Income Securities fluctuate and, in particular, are subject to credit risk and market risk. Credit risk is the possibility that an issuer may be unable to meet scheduled interest and principal payments. Market risk is the possibility that a change in interest rates or the market's perception of the issuer's prospects may adversely affect the value of a Fixed Income Security. Economic, political and other events also may affect the prices of broad fixed income markets. Generally, the values of Fixed Income Securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of outstanding Fixed Income Securities generally rise and during periods of rising interest rates, the values of such securities generally decline. Prepayments also will affect the maturity and value of Fixed Income Securities. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. When this happens, a Portfolio may be forced to reinvest in lower yielding Fixed Income Securities.

The length of time to the final payment, or maturity, of a Fixed Income Security also affects its price volatility. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are subject to greater market
    10
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fluctuation, especially as a result of changes in interest rates. Traditionally, term to maturity has been used as a barometer of a Fixed Income Security's sensitivity to interest rate changes. However, this measure considers only the time until final payment and takes no account of the pattern of payments prior to maturity. Duration is a more precise measure of the expected life of a Fixed Income Security that combines consideration of yield, coupon, interest payments, final maturity and call features and measures the expected life of a Fixed
Income Security on a present value basis. The duration of a Fixed Income
Security ordinarily is shorter than its maturity.

INVESTMENT GRADE SECURITIES. Investment Grade Securities are Fixed Income Securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch, Inc. ("Fitch"), or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")) or determined to be of equivalent quality by Morgan Stanley Investment Management. Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Ratings assigned to Fixed Income Securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular Fixed Income Security. Moreover, market risk also will affect the prices of even the highest rated Fixed Income Securities so that their prices may rise or fall even if the issuer's capacity to repay its obligations remains unchanged.

HIGH YIELD SECURITIES. High Yield Securities are generally considered to include Fixed Income Securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody's or BB through D by S&P) and unrated securities considered by Morgan Stanley Investment Management to be of equivalent quality. High Yield Securities are not considered investment grade and are commonly referred to as junk bonds or high yield, high risk securities.

While High Yield Securities offer higher yields, they carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High Yield Securities are often issued by smaller, less credit worthy issuers, or by highly leveraged (indebted) issuers that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to Investment Grade Securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of High Yield Securities are more volatile and may react with greater sensitivity to market changes.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Government Securities may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities.

AGENCIES. Agencies are Fixed Income Securities which are not guaranteed by, or backed by the full faith and credit of the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, or any of several other agencies.

CORPORATES. Corporates are Fixed Income Securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of Equity Securities of the issuer as to both income and assets for the principal and interest due the holder.

MONEY MARKET INSTRUMENTS. Money Market Instruments are high quality short-term Fixed Income Securities. Money Market Instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and Repurchase Agreements relating to these obligations. Certain Money Market Instruments may be denominated in a foreign currency.

MORTGAGE RELATED SECURITIES. Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

    MORTGAGE-BACKED SECURITIES. With mortgage-backed securities ("MBSs"), many mortgagees' obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"), Fannie Mae, private issuers and other government agencies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, a Portfolio will purchase only MBSs which at the time of purchase are rated investment grade by one or more Nationally Recognized Statistical Ratings Organizations ("NRSROs") or, if unrated, are deemed by Morgan Stanley Investment Management to be of comparable quality.

MBSs are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S.
                                                                          11
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Government as GNMA certificates are. FHLMC securities are supported by its right to borrow from the U.S. Treasury. Each of GNMA, Fannie Mae and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. Although FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, FHLMC now issues MBSs ("FHLMC Gold PCS") which also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation ("REFCORP") obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds, and as to interest payment, ultimately by the U.S. Treasury.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

Like Fixed Income Securities in general, MBSs will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBSs to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBSs, Morgan Stanley Investment Management looks for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. A Portfolio may invest, without limit, in MBSs issued by private issuers when Morgan Stanley Investment Management deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. The Portfolios will purchase securities issued by private issuers which are rated investment grade at the time of purchase by Moody's or S&P or deemed by Morgan Stanley Investment Management to be of comparable investment quality.

    FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the U.S. Government.

Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veteran Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans") or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

    FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

    GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans;
(ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects;
(vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans
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
("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

    COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage-backed securities (discussed above) or whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities ("SMBSs") are multi-class mortgage securities issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and significant changes in the rate of principal repayments will have a corresponding effect on the SMBSs' yield to maturity.

    CREDIT ENHANCEMENT. Mortgage related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches.
                                                                          13
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The ratings of mortgage related securities for which third party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

REPURCHASE AGREEMENTS. Repurchase Agreements are transactions in which a Portfolio purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller at a mutually agreed upon rate and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements with a term of over seven days are considered illiquid.

In these transactions, the Portfolio receives as collateral securities that have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement, and this value is maintained during the term of the agreement. These securities are held by the Fund's custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis with other investment companies advised by Morgan Stanley Investment Management. By entering into Repurchase Agreements on a joint basis, the Portfolios expect to incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement.

MUNICIPALS. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes and in certain instances, from state and local taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

ASSET-BACKED SECURITIES. Asset-Backed Securities ("Asset-Backeds") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral underlying Asset-Backeds tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments (on automobile loans and other collateral) will alter the cash flow on Asset-Backeds and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. The maturity of Asset-Backeds will be based on the expected average life of the instrument. In selecting these securities, Morgan Stanley Investment Management will look for those securities that offer a higher yield to compensate for any variation in average maturity.

PREFERRED STOCKS. Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks represent an ownership interest in the issuer they have many of the characteristics of an Equity Security and are, therefore, included in both the definition of Fixed Income Security and Equity Security.
    14

CONVERTIBLE SECURITIES. Convertible Securities are securities that may be exchanged under certain circumstances for a fixed number of shares of Common Stock or other Equity Securities. Convertible Securities generally represent a feature of some other type of security, such as a Fixed Income Security or Preferred Stock, so that, for example, a Convertible Fixed Income Security would be a Fixed Income Security that is convertible into Common Stock. Prices of Convertible Fixed Income Securities frequently are more volatile than non-Convertible Fixed Income Securities. Convertible Securities may be viewed as an investment in the current security or the security into which the Convertible Security may be exchanged and, therefore, are included in both the definition of Fixed Income Security or Equity Security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations are interests in loans or other direct debt instruments ("Loans") relating to amounts owed by a corporate, governmental or other borrower to another party. Loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties ("Lenders") and may be fixed rate or floating rate. Loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

A Portfolio's investments in Loans are expected in most instances to be in the form of a participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by Morgan Stanley Investment Management to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its net asset value.

Loan Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Loan Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Loan Participations and Assignments present additional risk of default or loss.

TEMPORARY INVESTMENTS. When Morgan Stanley Investment Management believes that changes in economic, financial or political conditions make it advisable, each Portfolio may invest up to 100% of its assets in cash and certain short- and medium-term Fixed Income Securities for temporary defensive purposes. These Temporary Investments may consist of obligations of the U.S. or foreign governments, their agencies or instrumentalities; Money Market Instruments; and instruments issued by international development agencies.

ZERO COUPONS, PAY-IN-KIND SECURITIES OR DEFERRED PAYMENT SECURITIES. Zero Coupon, Pay-In-Kind and Deferred Payment Securities are all types of Fixed Income Securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although a Portfolio will not receive cash periodic coupon payments on these securities, the Portfolio may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Portfolio may have to pay taxes on this phantom income, although it has not received any cash payment.

    ZERO COUPONS. Zero Coupons are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at a discount from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity.
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    PAY-IN-KIND SECURITIES.  Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

    DEFERRED PAYMENT SECURITIES. Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

FLOATERS. Floaters are Fixed Income Securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

INVERSE FLOATERS. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of other mortgage-related securities.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. The Portfolios may invest in Eurodollar and Yankee dollar obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. The Portfolios may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies.

Eurodollar and Yankee dollar obligations are subject to the same risks as domestic issues but Eurodollar (and to a limited extent, Yankee dollar) obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTMENT

Investing in foreign securities involves certain special considerations which are not typically associated with investing in the Equity Securities or Fixed Income Securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although Morgan Stanley Investment Management endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of a Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies.

Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Portfolios may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

Morgan Stanley Investment Management considers an issuer to be from a particular country or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular company could be deemed to be from more than one country or geographic region.

FOREIGN EQUITY SECURITIES. Foreign Equity Securities are Equity Securities of an issuer in a country other than the United States.

FOREIGN GOVERNMENT FIXED INCOME SECURITIES. Foreign Government Fixed Income Securities are Fixed Income Securities issued by a government other than the United States government or government-related issuer in a country other than the United States.
    16

FOREIGN CORPORATE FIXED INCOME SECURITIES. Foreign Corporate Fixed Income Securities are Fixed Income Securities issued by a private issuer in a country other than the United States.

EMERGING MARKET COUNTRY SECURITIES. An emerging market country security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

RUSSIAN EQUITY SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, the Board Directors of the Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that a Portfolio will not invest in the Equity Securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

FOREIGN CURRENCY TRANSACTIONS. The U.S. dollar value of the assets of the Portfolios, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Portfolios also may manage their foreign currency transactions by entering into foreign currency forward contracts to purchase or sell foreign currencies or by using other instruments and techniques described under "Derivatives" below.

Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, Morgan Stanley Investment Management believes that it is important to have the flexibility to use such derivative products when it determines that it is in the best interests of a Portfolio. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.

    FOREIGN CURRENCY WARRANTS. Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the U.S., in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (E.G., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (I.E., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

    PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (I.E., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

BRADY BONDS. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. The Portfolios will invest in Brady Bonds only if they are consistent with the Portfolio's quality specifications. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.
    18

INVESTMENT FUNDS. Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws.

EUROPEAN CURRENCY TRANSITION.  On January 1, 1999, the European Monetary Union
(EMU) implemented a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. Implementation of this plan will mean that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).

The transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the Euro may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

OTHER SECURITIES

LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its investment securities to qualified institutional investors that need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by Morgan Stanley Investment Management to be of good standing and when, in the judgment of Morgan Stanley Investment Management, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED
SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% (10% for the Money Market and Municipal Money Market Portfolios) of its net assets in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act of 1933 (the "1993 Act") ("Rule 144A Securities") and may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Portfolios may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. When a Portfolio agrees to purchase When-Issued or Delayed Delivery Securities, it will earmark or segregate cash or liquid securities in an amount equal to the Portfolio's commitment to purchase these securities.

BORROWING FOR INVESTMENT PURPOSES. Borrowing for investment purposes creates leverage which is a speculative characteristic. Portfolios authorized to borrow will do so only when Morgan Stanley Investment Management believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in a Portfolio's net asset value per share and net yield. Each Portfolio that engages in borrowing expects that all of its borrowing will be made on a secured basis. The Portfolio will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

TEMPORARY BORROWING. Each Portfolio is permitted to borrow from banks in an amount up to 10% (33 1/3% for the High Yield Portfolio) of its total assets for extraordinary or emergency purposes, except that the Technology, Emerging Markets Debt and Latin American Portfolios may borrow in accordance with fundamental investment limitation number (5) below. For example, the Portfolios may borrow for temporary defensive purposes or to meet shareholder redemptions when Morgan Stanley Investment Management believes that it would not be in the best interests of a Portfolio to liquidate portfolio holdings. A Portfolio will not purchase additional securities while temporary borrowings exceed 5% of its total assets.

The Board of Directors of the Fund has approved procedures whereby the Portfolios together with other investment companies advised by Morgan Stanley Investment Management or its affiliates may enter into a joint line of credit arrangement with a bank. Each Portfolio would be liable only for its own temporary borrowings under the joint line of credit arrangements.

REVERSE REPURCHASE AGREEMENTS. Under a Reverse Repurchase Agreement, a Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will earmark cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in Reverse Repurchase Agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement.

SHORT SALES. A short sale is a transaction in which the Portfolio sells securities it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Portfolio will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. If Morgan Stanley Investment Management incorrectly predicts that the price of the borrowed security will decline, the Portfolio will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

STRUCTURED INVESTMENTS. Structured Investments are securities that are convertible into, or the value of which is based upon the value of, other fixed income or equity securities or indices upon certain terms and conditions. The amount a Portfolio receives when it sells a Structured Investment or at maturity of a Structured Investment is not fixed, but is based on the price of the underlying security or index. Particular Structured Investments may be designed so that they move in conjunction with or differently from their underlying security or index in terms of price and volatility. It is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of Structured Investments) will be influenced by the same types of political and economic events that affect
    20
particular issuers of fixed income and equity securities and capital markets generally. Structured Investments also may trade differently from their underlying securities. Structured Investments generally trade on the secondary market, which is fairly developed and liquid. However, the market for such securities may be shallow compared to the market for the underlying securities or the underlying index. Accordingly, periods of high market volatility may affect the liquidity of Structured Investments, making high volume trades possible only with discounting.

Structured Investments are a relatively new innovation and may be designed to have various combinations of equity and fixed income characteristics. The following sections describe four of the more common types of Structured Investments. The Portfolios may invest in other Structured Investments, including those that may be developed in the future, to the extent that the Structured Investments are otherwise consistent with a Portfolio's investment objective and policies.

    PERCS. Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, a Portfolio may be compensated with a substantially higher dividend yield than that on the underlying common stock. Investors that seek current income find PERCS attractive because PERCS provide a high dividend income than that paid with respect to a company's common stock.

    ELKS. Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, a Portfolio may be compensated with the higher yield, contingent on how well the underlying common stock does. Investors that seek current income, find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock. The return on ELKS depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of ELKS may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using ELKS over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using ELKS is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

    LYONS. Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Portfolio will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. A Portfolio will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors when it appears that they will increase in value due to the rise in value of the underlying common stock.

    STRUCTURED NOTES. Structured Notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. The Portfolios will use Structured Notes to tailor their investments to the specific risks and returns Morgan Stanley Investment Management wishes to accept while avoiding or reducing certain other risks.

DERIVATIVES

The Portfolios are permitted to utilize various exchange-traded and over-the-counter derivative instruments and derivative securities, both for hedging and non-hedging purposes. Permitted derivative products include, but are not limited to futures contracts ("futures"); forward contracts ("forwards"); options; swaps, caps, collars and floors; structured notes; and other derivative products yet to be developed, so long as these new products are used in a manner consistent with the objectives of the Portfolios. These derivative products may be based on a wide variety of underlying rates, indices, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, groups or "baskets" of securities and securities indices (for each derivative product, the "underlying"). Each Portfolio will limit its use of foreign currency forward contracts and other derivative products for non-hedging purposes to 33 1/3% of its total assets, measured by the aggregate notional amount of outstanding derivative products.

The term hedging, generally, means that a Portfolio is using a derivative product as a way to reduce or limit risk. For example, a Portfolio may hedge in order to limit the effects of a change in the value of a particular foreign currency versus the U.S. dollar or a Portfolio could use a portion of its cash to buy securities futures in order to hedge the risk of not being fully invested. The Portfolios also may use certain complex hedging techniques. For example, a Portfolio may use a type of hedge known as a cross hedge or a proxy hedge, where the Portfolio hedges the risk associated with one underlying by purchasing or selling a derivative product with an underlying that is different. There is no limit on the use of foreign currency forward contracts or other derivative products for hedging purposes.

The Portfolios may use derivative products under a number of different circumstances to further their investment objectives. For example, a Portfolio may purchase derivatives to gain exposure to a market or currency quickly in response to changes in the Portfolio's investment strategy, upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying market. A Portfolio may also use derivatives when it is restricted from directly owning the "underlying" or when derivatives provide a pricing advantage or lower transaction costs. The Portfolios also may purchase combinations of derivatives in order to gain exposure to an investment in lieu of actually purchasing such investment. Derivatives may also be used by a Portfolio for hedging or risk management purposes and in other circumstances when Morgan Stanley Investment Management believes it advantageous to do so consistent with the Portfolio's investment objectives and policies. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid assets or place them in a segregated account in an amount necessary to cover the Portfolio's obligations under such derivative transactions.

The use of derivative products is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Morgan Stanley Investment Management is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the derivative products in which the Portfolios may invest and some of the risks related thereto are described in further detail below.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades. The Portfolios may enter into foreign currency forward contracts in many circumstances. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. For example, when any of the Portfolios anticipates that the currency of a particular foreign country may suffer a decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. Similarly, when any of the Portfolios anticipates that the U.S. dollar may suffer a decline against a foreign currency it may enter into a foreign currency forward contract to buy that currency for a fixed amount. However, it may not be practicable to hedge currency in all markets, particularly emerging markets.

The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
    22

Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, Morgan Stanley Investment Management believes that it is important to have the flexibility to enter into such forward contracts when it determines that it is in the best interests of a Portfolio. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid assets or place them into a segregated account in an amount necessary to cover the Portfolio's obligations under such foreign currency forward contracts.

The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS (FUTURES) AND FORWARD CONTRACTS (FORWARDS). The Portfolios may purchase and sell futures contracts, including futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use foreign currency forward contracts which are separately discussed under "Foreign Currency Forward Contracts." These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will uses these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may use futures contracts, forward contracts and related options follow.

The Portfolios may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging markets. The nature of the strategies adopted by Morgan Stanley Investment Management, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to lock in rates or to adjust their exposure to a particular currency.

The Portfolio may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes.

Gains and losses on futures contracts, forward contracts and related options depend on Morgan Stanley Investment Management's ability to predict correctly the direction of movement of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the changes in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. A

Portfolio will seek to minimize the risk by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

OPTIONS. The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on exchanges or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by Morgan Stanley Investment Management and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include
(i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

SWAPS, CAPS, COLLARS AND FLOORS. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor in not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.
    24

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies under the agreements related to the transaction.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL LIMITATIONS

Each current Portfolio has adopted the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio of the Fund will not:

    (1) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities), and except that the Gold Portfolio may invest in gold bullion in accordance with its investment objectives and policies;

    (2) purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

    (3) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

    (4) except with respect to the Global Fixed Income, Emerging Markets, Emerging Markets Debt, China Growth, International Magnum, Latin American, MicroCap, Focus Equity, European Real Estate, Asian Real Estate, Technology and U.S. Real Estate Portfolios (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

    (5) issue senior securities and will not borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), except that each of the Emerging Markets Debt and Latin American Portfolios may borrow from banks and other entities, and the Technology Portfolio may borrow from banks, in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objectives and policies;

    (6) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

    (7) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (in the case of the Money Market Portfolio or the Municipal Money Market Portfolio) instruments issued by U.S. Banks, except that (i) the Latin American Portfolio may invest more than 25% of its total assets in securities of companies involved in the telecommunications industry or financial services industry; (ii) the Gold Portfolio will invest more than 25% of its total assets in securities of companies in the group of industries involved in gold-related or precious-metals-related activities, as described in its prospectus, and may invest more than 25% of its total assets in one or more of the industries that are a part of such group of industries, as described in its prospectus; (iii) each of the Asian Real Estate, European Real Estate and U.S. Real Estate Portfolios will invest more than 25% of its total assets in the Asian, European and U.S. real estate industries, respectively, as described in their prospectuses; and (iv) the Technology Portfolio will invest more than 25% of its assets in securities of companies in the technology or technology-related industries; and

    (8) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

NON-FUNDAMENTAL LIMITATIONS

In addition, each current Portfolio of the Fund has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval. Each current Portfolio of the Fund will not:

    (1) purchase on margin or sell short, except (i) that the Emerging Markets Debt and Latin American Portfolios may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; (ii) that each Portfolio, except the Money Market and Municipal Money Market Portfolios, may enter into option transactions and futures contracts as described in its Prospectus; and (iii) as specified above in fundamental investment limitation number (1) above;

    (2) except for the U.S. Real Estate, European Real Estate and Asian Real Estate Portfolios, invest in real estate limited partnership interests, and the U.S. Real Estate, European Real Estate and Asian Real Estate Portfolios may not invest in such interests that are not publicly traded;

    (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the respective Prospectuses) that are publicly distributed, except that the High Yield Portfolio also may purchase such securities that are not publicly distributed; (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder; and (iii) the High Yield Portfolio may lend securities to institutional investors in addition to entities described in (ii);

    (4) borrow money, except from banks for extraordinary or emergency purposes, and then only in amounts up to 10% of the value of the Portfolio's total assets, or purchase securities while borrowings exceed 5% of its total assets, except that (i) the Emerging Markets Debt Portfolio may borrow in accordance with fundamental investment limitation number (5) above; and (ii) the High Yield Portfolio may borrow up to 33 1/3% of its total assets in the aggregate, including reverse repurchase agreements; and

The Fixed Income and Value Equity Portfolios will only issue shares for securities or assets other than cash in a bona fide reorganization, statutory merger, or in other acquisitions of portfolio securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) which (i) meet their respective investment objectives; and
(ii) are acquired for investment and not for resale.

Each of the Global Fixed Income, Emerging Markets, Emerging Markets Debt, China Growth, Latin American, Focus Equity, European Real Estate, Asian Real Estate, U.S. Real Estate and Technology Portfolios will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter,
(i) at least 50% of the market value of the Portfolio's total assets is represented by cash (including cash items and receivables), U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities). Prior to the close of each quarter (or within 30 days thereafter), the Portfolio's holdings maybe less diversified and are not required to satisfy any diversification test.

With respect to fundamental investment limitation number (7), each Portfolio will determine industry concentration in accordance with the industry classifications used by its benchmark index, except that (i) with respect to the Money Market, Municipal Money Market and High Yield Portfolios, (a) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry and (b) asset-backed securities will be classified according to the underlying assets securing such securities; and
(ii) with respect to the High Yield Portfolio, utility companies will be classified according to their services, for example, electric, gas, gas transmission, and telephone will be treated as separate industries.

In accordance with fundamental investment limitation number (7), the Latin American Portfolio will only invest more than 25% of its total assets in companies involved in the telecommunications industry or financial services industry if the Board of Directors determines that the Latin American markets are dominated by securities of issuers in such industries and that, in light of the anticipated return, investment quality, availability and liquidity of the issuers in such industries, the Portfolio's ability to achieve its investment objective would, in light of the investment policies and limitations, be materially adversely affected if the Portfolio was not able to invest greater than 25% of its total assets in such industries. As stated in the Prospectus, the Board of Directors has made the foregoing determination and, accordingly, the Latin American Portfolio will invest between 25% and 50% of its assets in securities of issuers engaged in the telecommunications industry.

The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Portfolios of the Fund may adopt different limitations.

                               PURCHASE OF SHARES

You may purchase shares of each Portfolio on any day the New York Stock Exchange ("NYSE") is open. Each Portfolio reserves the right in its sole discretion
(i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of
    26
management such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares. The International Equity Portfolio is currently closed to new investors with the exception of certain Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") customers, employees of Morgan Stanley & Co. and its affiliates, certain tax-qualified retirement plans and other investment companies advised by Morgan Stanley Investment Management and its affiliates. The China Growth, Gold, MicroCap, Mortgage-Backed Securities, Municipal Bond and U.S. Equity Plus Portfolios currently are not operational.

Shares of each Portfolio may be purchased at the net asset value per share next determined after receipt by the Fund or its designee of a purchase order as described under "Methods of Purchase" and "Investment through Financial Intermediaries." CLASS B SHARES OF THE MONEY MARKET PORTFOLIO ARE AVAILABLE FOR PURCHASE ONLY THROUGH FINANCIAL INTERMEDIARIES (AS DISCUSSED BELOW) THAT HAVE MADE ARRANGEMENTS WITH THE FUND. The net asset value per share of each Portfolio is calculated on days that the NYSE is open for business. Net asset value per share is determined (i) for each non-money market Portfolio, as of the close of trading of the NYSE (normally 4:00 p.m. Eastern Time); (ii) for the Money Market Portfolio, as of 12:00 noon Eastern Time; and (iii) for the Municipal Money Market Portfolio, as of 11:00 a.m. Eastern Time (for each Portfolio, the "Pricing Time").

MINIMUM INVESTMENT

The minimum initial investment is $500,000 for Class A shares and $100,000 for Class B shares of each non-money market Portfolio, except that the minimum initial investment is $250,000 for Class A shares and $50,000 for Class B shares of the Technology Portfolio. The minimum initial investment is $100,000 for Class A shares of each money market Portfolio. There is no minimum initial investment for Class B shares of the Money Market Portfolio. These minimums may be waived at Morgan Stanley Investment Management's discretion for: certain types of investors, including trust departments, brokers, dealers, agents, financial planners, financial services firms, investment advisers or various retirement and deferred compensation plans ("Financial Intermediaries"); certain accounts managed by Morgan Stanley Investment Management and its affiliates ("Managed Accounts"); and certain employees and customers of Morgan Stanley & Co. and its affiliates. The Fund's determination of an investor's eligibility to purchase shares of a given class will take precedence over the investor's selection of a class.

METHODS OF PURCHASE

You may purchase shares directly from the Fund by Federal Funds wire, by bank wire or by check; however, on days that the NYSE is open but the custodian bank is closed, you may only purchase shares by check. Investors may also invest in the Portfolios by purchasing shares through Financial Intermediaries that have made arrangements with the Fund. Class B shares of the Money Market Portfolio may only be purchased through Financial Intermediaries. Some Financial Intermediaries may charge an additional service or transaction fee (see also "Investment through Financial Intermediaries.") If a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Fund or its agents incur. If you are already a shareholder, the Fund may redeem shares from your account(s) to reimburse the Fund or its agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Fund.

FEDERAL FUNDS WIRE. Purchases may be made by having your bank wire Federal Funds to the Fund's bank account. Federal Funds purchase orders will be accepted only on a day on which the Fund and The Chase Manhattan Bank ("Chase Bank") are open for business. Your bank may charge a service fee for wiring Federal Funds. In order to ensure proper handling of your purchase by Federal Funds wire, please follow these steps.

     1. Place your order by telephoning the Fund at 1-800-548-7786. A Fund representative will request certain purchase information and provide you with a confirmation number.

     2. Instruct your bank to wire the specified amount to the Fund's Wire Concentration Bank Account as follows:

         The Chase Manhattan Bank
         One Manhattan Plaza
         New York, NY 10081-1000
         ABA# 021000021
         DDA# 910-2-733293
         Attn: Morgan Stanley Institutional Fund, Inc.
         Ref: (Portfolio name, your account number, your account name)

         Please call the Fund at 1-800-548-7786 prior to wiring funds.

     3. Complete and sign an Account Registration Form and mail it to the address shown thereon.

When a purchase order is received prior to the Pricing Time and Federal Funds are received prior to the regular close of the Federal Funds Wire Control Center ("FFWCC") (normally 6:00 p.m. Eastern Time) the purchase will be executed at the net asset value computed on the date of receipt. Purchases for which an order is received after the Pricing Time or for which Federal

Funds are received after the regular close of the FFWCC will be executed at the net asset value next determined. Certain institutional investors and financial institutions have entered into agreements with the Fund pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares the following business day.

BANK WIRE. A purchase of shares by bank wire must follow the same procedure as for a Federal Funds wire, described above. However, depending on the time the bank wire is sent and the bank handling the wire, money transferred by bank wire may or may not be converted into Federal Funds prior to the close of the FFWCC. Prior to conversion to Federal Funds and receipt by the Fund, an investor's money will not be invested.

CHECK. An account may be opened by completing and signing an Account Registration Form and mailing it, together with a check payable to "Morgan Stanley Institutional Fund, Inc. -- [Portfolio name]" to:

         Morgan Stanley Institutional Fund, Inc.
         P.O. Box 2798
         Boston, Massachusetts 02208-2798

The Fund ordinarily is credited with Federal Funds within one business day of deposit of a check. Thus, a purchase of shares by check ordinarily will be credited to your account at the net asset value per share of each of the Portfolios determined on the next business day after receipt. An investor's money will not be invested prior to crediting of Federal Funds.

INVESTMENT THROUGH FINANCIAL INTERMEDIARIES. Certain Financial Intermediaries have made arrangements with the Fund so that an investor may purchase or redeem shares at the net asset value per share next determined after the Financial Intermediary receives the share order. In other instances, the Fund has also authorized such Financial Intermediaries to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf at the share price next determined after such designees receive the share order. Under these arrangements, the Fund will be deemed to have received a purchase or redemption order when the Financial Intermediary or, if applicable, a Financial Intermediary's authorized designee, receives the share order from an investor.

ADDITIONAL INVESTMENTS. You may purchase additional shares for your account at any time by purchasing shares at net asset value by any of the methods described above. The minimum additional investment generally is $1,000 per Portfolio, except that there is no minimum for Class B shares of the Money Market Portfolio. The minimum additional investment may be lower for certain accounts described above under "Minimum Investment." For purchases directly from the Fund, your account name, the Portfolio name and the class selected must be specified in the letter or wire to assure proper crediting to your account.

INVOLUNTARY CONVERSION AND REDEMPTION OF NEW ACCOUNT SHARES

Class A and Class B shares of each non-money market Portfolio may be subject to the involuntary conversion and redemption features described below. Shares of the money market Portfolios are not subject to involuntary conversion or redemption. The conversion and redemption features may be waived at Morgan Stanley Investment Management's discretion for shares held in a Managed Account and shares purchased through a Financial Intermediary. Accounts that were open prior to January 2, 1996 are not subject to involuntary conversion or redemption. The Fund reserves the right to modify or terminate the conversion or redemption features of the shares at any time upon 60 days notice to shareholders.

CONVERSION FROM CLASS A TO CLASS B SHARES. If the value of an account containing Class A shares of a non-money market Portfolio falls below $500,000 ($250,000 for the Technology Portfolio), but remains at or above $100,000 ($50,000 for the Technology Portfolio), because of shareholder redemption(s), the Fund will notify the shareholder, and if the account value remains below $500,000 ($250,000 for the Technology Portfolio), but remains at or above $100,000 ($50,000 for the Technology Portfolio), for a continuous 60-day period, the Class A shares in such account will convert to Class B shares and will be subject to the distribution fee and other features applicable to Class B shares. The Fund will not convert Class A shares to Class B shares based solely upon changes in the market that reduce the net asset value of shares. Under current tax law, conversion between share classes is not a taxable event to the shareholder.

CONVERSION FROM CLASS B TO CLASS A SHARES. If the value of an account containing Class B shares of a non-money market Portfolio increases to $500,000 or more, ($250,000 for the Technology Portfolio), whether due to shareholder purchases or market activity, the Class B shares will convert to Class A shares. Class B shares purchased through a Financial Intermediary that has entered into an arrangement with the Fund for the purchase of such shares may not be converted. Under current tax law, such conversion is not a taxable event to the shareholder. Class A shares converted from Class B shares are subject to the same minimum account size requirements as are applicable to accounts containing Class A shares described above.

INVOLUNTARY REDEMPTION OF SHARES. If the value of an account falls below $100,000 ($50,000 for the Technology Portfolio), because of shareholder redemption(s), the Fund will notify the shareholder, and if the account value remains below $100,000 ($50,000 for the Technology Portfolio), for a continuous 60-day period, the shares in such account will be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of shares. If redeemed, redemption proceeds will be promptly paid to the shareholder.
    28

                              REDEMPTION OF SHARES

The Fund normally makes payment for all shares redeemed within one business day of receipt of the request, and in no event more than seven days after receipt of a redemption request in good order. However, payments to investors redeeming shares which were purchased by check will not be made until payment for the purchase has been collected, which may take up to eight days after the date of purchase. The Fund may suspend the right of redemption or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not practicable for a Portfolio to dispose of securities it owns, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.

Class A shares of each Portfolio and Class B shares of each Portfolio, if offered, may be redeemed at any time at the net asset value per share next determined after receipt by the Fund or its designee of a redemption order as described under "Methods of Redemption" and "Investment through Financial Intermediaries," which may be more or less than the purchase price of your shares. Shares of the European Real Estate, Asian Real Estate, Asian Equity, Japanese Value Equity, Emerging Markets, Emerging Markets Debt, Global Value Equity, International Equity, International Small Cap, European Value Equity, International Magnum, Global Fixed Income and Active International Allocation Portfolios redeemed within 60 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. The Fund may waive the redemption fee in certain instances, including when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. The redemption fee is calculated based on and deducted from the redemption proceeds. The redemption fee does not apply to Portfolio shares acquired through reinvestment of dividends or distributions.

METHODS OF REDEMPTION

You may redeem shares directly from the Fund by mail or by telephone. HOWEVER, SHARES PURCHASED THROUGH A FINANCIAL INTERMEDIARY MUST BE REDEEMED THROUGH A FINANCIAL INTERMEDIARY. Certain Financial Intermediaries may charge an additional service or transaction fee.

BY MAIL. Each Portfolio will redeem shares upon receipt of a redemption request in "good order." Redemption requests may be sent by regular mail to Morgan Stanley Institutional Fund, Inc., P.O. Box 2798, Boston, Massachusetts 02208-2798 or, by overnight courier, to Morgan Stanley Institutional
Fund, Inc., c/o J.P. Morgan Investor Services Co. (J.P. Morgan) (formerly, Chase Global Funds Services Company) 73 Tremont Street, Boston, Massachusetts 02108-3913.

"Good order" means that the request to redeem shares must include the following:

    1. A letter of instruction or a stock assignment specifying the class and number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

    2.  Any required signature guarantees; and

    3. Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

Redemption requests received in "good order" prior to the Pricing Time will be executed at the net asset value computed on the date of receipt. Redemption requests received after the Pricing Time will be executed at the next determined net asset value. Shareholders who are uncertain of requirements for redemption by mail should consult with a Fund representative.

BY TELEPHONE. If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can redeem Portfolio shares by calling the Fund and requesting that the redemption proceeds be mailed to you or wired to your bank. Please contact one of the Fund's representatives for further details. To change the commercial bank or account designated to receive redemption proceeds, send a written request to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. The telephone redemption option may be difficult to implement at times, particularly during volatile market conditions. If you experience difficulty in making a telephone redemption, you may redeem shares by mail as described above.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each telephone transaction. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions regarding transactions requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine.

REDEMPTION THROUGH FINANCIAL INTERMEDIARIES. Certain Financial Intermediaries have made arrangements with the Fund to accept redemption requests. These redemptions may be processed in the same way as purchases made through Financial Intermediaries, as described above.

FURTHER REDEMPTION INFORMATION

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable portfolio securities in accordance with applicable SEC rules. Shareholders may incur brokerage charges on the sale of securities received from a distribution-in-kind.

The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to commit to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in portfolio securities or in cash, as the Board of Directors may deem advisable as being in the best interests of the Fund. If redemptions are paid in portfolio securities, such securities will be valued as set forth under "Valuation of Shares." Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

To protect your account and the Fund from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (i) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (ii) share transfer requests. An "eligible guarantor institution" may include a bank, a trust company, a credit union or savings and loan association, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. The signature guarantees must appear either: (i) on the written request for redemption; (ii) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (iii) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                         ACCOUNT POLICIES AND FEATURES

EXCHANGE FEATURES

You may exchange shares of each Portfolio that you own for shares of any other available Portfolio(s) of the Fund, subject to certain limitations. Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or sales charge of any kind (although a 2% redemption fee may be charged on exchanges of certain Portfolios within 60 days of purchase). You cannot exchange for shares of the International Equity Portfolio because it is currently closed to new investors. In addition, certain Portfolios are not operational or may be unavailable to shareholders who purchased Portfolio shares through a Financial Intermediary. Contact your Financial Intermediary to determine which Portfolios are available for exchange.

Before you make an exchange, you should read the prospectus of the Portfolio(s) in which you seek to invest. The class of shares you receive in exchange will be determined in the same manner as any other purchase of shares, including minimum initial investment and account size requirements, and will not be based on the class of shares you surrender for the exchange. Exchange transactions are treated as a redemption followed by a purchase. Therefore, an exchange will be considered a taxable event for shareholders subject to tax. Exchange transactions will be processed at the net asset value per share next determined after receipt of the request.

Exchange requests may be made either by mail or telephone. Exchange requests by mail should be sent to Morgan Stanley Institutional Fund, Inc., P.O. Box 2798, Boston, Massachusetts 02208-2798. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. The telephone exchange privilege is automatic and made available without shareholder election. Exchanges may be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders. The exchange privilege may be modified or terminated by the Fund at any time upon 60-days notice to shareholders.

TRANSFER OF SHARES

Shareholders may transfer Portfolio shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. It may not be possible to transfer shares purchased through a Financial Intermediary. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring shares may affect the eligibility of an account for a given class of a Portfolio's shares and may result in involuntary conversion or redemption of such shares.

VALUATION OF SHARES

The net asset value per share of a class of shares of each of the non-money market Portfolios is determined by dividing the total market value of the Portfolio's investments and other assets attributable to such class, less all liabilities attributable to such class,
    30
by the total number of outstanding shares of such class of the Portfolio. Net asset value is calculated separately for each class of a Portfolio. Net asset value per share of the non-money market Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NYSE will be closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Price information on listed securities is taken from the exchange where the security is primarily traded. Portfolio securities generally are valued at their market value. Securities listed on a U.S. securities exchange for which market quotations are available generally are valued at the last quoted sale price on the day the valuation is made. Securities listed on a foreign exchange generally are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date and for which market quotations are not readily available generally are valued at a price within a range not exceeding the current asked price nor less than the current bid price. The current bid and asked prices are determined based on the average of the bid and asked prices quoted on such valuation date by reputable brokers.

Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily unless collection is in doubt. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional-size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recently quoted bid price or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

The value of other assets and securities for which quotations are not readily available or may be unreliable (including certain restricted and unlisted securities) and those securities for which it is inappropriate to determine prices in accordance with the above-stated procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies generally will be converted into U.S. dollars at the mean of the bid and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Although the legal rights of Class A and Class B shares will be identical, the different expenses borne by each class will result in different net asset values and dividends for the class. Dividends will differ by approximately the amount of the distribution expense accrual differential among the classes. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution expense charged to Class B shares.

The net asset value per share of each of the Money Market and Municipal Money Market Portfolios is determined by subtracting the Portfolio's liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio's investments and other assets and dividing the result by the total number of outstanding shares of the Portfolio. The net asset value per share of the Municipal Money Market Portfolio and the Money Market Portfolio are determined as of 11:00 a.m. and 12:00 noon (Eastern Time), respectively, on the days on which the NYSE is open. For purposes of calculating each money market Portfolio's net asset value per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by the amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. One Director and all of the officers of the Fund are directors, officers or employees of Morgan Stanley Investment Management, Morgan Stanley & Co. or J.P. Morgan. The other Directors have no affiliation with Morgan Stanley Investment Management, Morgan Stanley & Co. or J.P. Morgan and are not "Interested Persons" as defined under Section 2(a)(19) of the 1940 Act (the "Independent Directors"). Directors and officers of the Fund are also directors and officers of some or all of the funds in the Fund Complex (defined below) or other investment companies managed, administered, advised or distributed by Morgan Stanley Investment Management or its affiliates. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth below:

NAME, ADDRESS AND DATE OF BIRTH            POSITION WITH FUND    PRINCIPAL; OCCUPATION DURING PAST FIVE YEARS
---------------------------------------  ----------------------  --------------------------------------------
Barton M. Biggs*                         Chairman and Director   Chairman, Director and Managing Director of Morgan
 Morgan Stanley Investment Management                              Stanley Investment Management Inc. and Chairman
 Inc.                                                              and Director of Morgan Stanley Dean Witter
 1221 Avenue of the Americas                                       Investment Management Limited; Managing Director
 New York, NY 10020                                                of Morgan Stanley & Co. Incorporated; Member of
 11/26/32                                                          the Yale Development Board; and Chairman and
                                                                   Director of all funds in the Fund Complex.**

John D. Barrett II                       Director                Chairman and Director of Barrett Associates, Inc.
 Barrett Associates Inc.                                           (investment counseling); Director of the
 565 Fifth Avenue                                                  Ashforth Company (real estate) and of all funds
 New York, NY 10135                                                in the Fund Complex.
 8/21/35

Gerard E. Jones                          Director                Partner in Richards & O'Neil, LLP (law firm);
 Richards & O'Neil LLP                                             Director of Tractor Supply Company, Tiffany
 43 Arch Street                                                    Foundation, Fairfield County Foundation; and
 Greenwich, CT 06830                                               Director of all funds in the Fund Complex.
 1/23/37

Graham E. Jones                          Director                Senior Vice President of BGK Properties; Trustee
 330 Garfield Street                                               of various investment companies managed by
 Suite 200                                                         Weiss, Peck & Greer, Deutsche Asset Management
 Santa Fe, NM 87501                                                Incorporated and Sun Capital Advisors, Inc.; and
 1/31/33                                                           Director of all funds in the Fund Complex.

John A. Levin                            Director                Chairman and Chief Executive Officer of John A.
 One Rockeffeller Plaza                                            Levin & Co., Inc. (investment adviser);
 New York, NY 10020                                                Director, Chairman, President and Chief
 8/20/38                                                           Executive Officer of BKF Capital Group, Inc.;
                                                                   and Director of all funds in the Fund Complex.

Andrew McNally IV                        Director                Senior Principal of Hammond Kennedy Whitney
 333 North Michigan Avenue                                         (merchant banking); Director of Rand McNally &
 Suite 501                                                         Company (publishing), Reinhold Industries Inc.
 Chicago, IL 60601                                                 (industrial products), Hubbell, Inc. (industrial
 11/11/39                                                          electronics) and all funds in the Fund Complex.
                                                                   Formerly, Chairman and Chief Executive Officer
                                                                   of Rand McNally & Company; and Director of Burns
                                                                   International Services Corp. (security).

William G. Morton, Jr.                   Director                Chairman Emeritus and former Chief Executive
 100 Franklin Street                                               Officer of Boston Stock Exchange; and Director
 Boston, MA 02110                                                  of Tandy Corporation and all funds in the Fund
 3/13/37                                                           Complex.

Samuel T. Reeves                         Director                President, Pinnacle Trading L.L.C. (investments);
 8211 North Fresno Street                                          and Director of all funds in the Fund Complex.
 Fresno, CA 93720                                                  Formerly, Member of Advisory Board, Tiger
 7/28/34                                                           Management Corporation and Director of Pacific
                                                                   Gas & Electric Corp.

NAME, ADDRESS AND DATE OF BIRTH            POSITION WITH FUND    PRINCIPAL; OCCUPATION DURING PAST FIVE YEARS
---------------------------------------  ----------------------  --------------------------------------------
Fergus Reid                              Director                Chairman and Chief Executive Officer of LumeLite
 85 Charles Colman Blvd                                            Plastics Corporation (injection molding);
 Pawling, NY 12564                                                 Trustee and Director of Vista Mutual Fund Group;
 8/12/32                                                           and Director of all funds in the Fund Complex.

Frederick O. Robertshaw                  Director                Attorney at law; and Director of all funds in the
 10645 North Tatum Boulevard                                       Fund Complex. Formerly, of Counsel, Copple,
 Suite 200, #465                                                   Chamberlin, Boehm and Murphy, P.C. and Bryan,
 Phoenix, AZ 85028                                                 Cave LLP.
 1/24/34

Ronald E. Robison                        President               Managing Director of Morgan Stanley & Co.
 Morgan Stanley Investment Management                              Incorporated; Managing Director and Chief
 Inc.                                                              Operations Officer of Morgan Stanley Investment
 1221 Avenue of the Americas                                       Management Inc.; and President of all and
 New York, NY 10020                                                director of various funds in the Fund Complex.
 1/13/39                                                           Formerly, Managing Director and Chief Operating
                                                                   Officer of TCW Funds Management.

Joseph P. Stadler                        Vice President          Principal of Morgan Stanley & Co. Incorporated and
 Morgan Stanley Investment Management                              Morgan Stanley Investment Management Inc.; and
 Inc.                                                              Vice President of all funds in the Fund Complex.
 1221 Avenue of the Americas                                       Formerly, with Price Waterhouse LLP (now
 New York, NY 10020                                                PricewaterhouseCoopers LLP).
 6/7/54

Stefanie V. Chang                        Vice President          Principal of Morgan Stanley & Co. Incorporated and
 Morgan Stanley Investment Management                              Morgan Stanley Investment Management Inc.; and
 Inc.                                                              Vice President of all funds in the Fund Complex.
 1221 Avenue of the Americas                                       Formerly, practiced law with the New York law
 New York, NY 10020                                                firm of Rogers & Wells (now Clifford Chance
 11/30/66                                                          Rogers & Wells).

Arthur J. Lev                            Vice President          Principal of Morgan Stanley & Co. Incorporated;
 Morgan Stanley Investment Management                              Principal, Secretary and General Counsel of
 Inc.                                                              Morgan Stanley Investment Management Inc. and
 1221 Avenue of the Americas                                       Vice President of all funds in the Fund Complex.
 New York, NY 10020                                                Formerly, Vice President at Bankers Trust
 9/23/61                                                           Company (financial services).

Mary E. Mullin                           Secretary               Vice President of Morgan Stanley & Co.
 Morgan Stanley Investment Management                              Incorporated and Morgan Stanley Investment
 Inc.                                                              Management Inc.; and Secretary of all funds in
 1221 Avenue of the Americas                                       the Fund Complex. Formerly, practiced law with
 New York, NY 10020                                                the New York law firms of McDermott, Will &
 3/22/67                                                           Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                   LLP.

Belinda A. Brady                         Treasurer               Fund Administration Senior Manager, J.P. Morgan
 J.P. Morgan Investor                                              Investor Services Co. (formerly, Chase Global
 Services Co.                                                      Funds Services Company); and Treasurer of all
 73 Tremont Street                                                 funds in the Fund Complex. Formerly, Senior
 Boston, MA 02108-3913                                             Auditor at Price Waterhouse LLP (now
 1/23/68                                                           PricewaterhouseCoopers LLP).

Robin L. Conkey                          Assistant Treasurer     Fund Administration Manager, J.P. Morgan Investor
 J.P. Morgan Investor                                              Services Co. (formerly, Chase Global Funds
 Services Co.                                                      Services Company); and Assistant Treasurer of
 73 Tremont Street                                                 all various funds in the Fund Complex. Formerly,
 Boston, MA 02108-3913                                             Senior Auditor at Price Waterhouse LLP (now
 5/11/70                                                           PricewaterhouseCoopers LLP).

--------------

 * Indicates each director that is an "interested person" within the meaning of the 1940 Act.

** The Fund Complex currently includes Morgan Stanley Institutional Fund, Inc.;
   The Universal Institutional Funds, Inc.; Morgan Stanley Strategic Adviser Fund, Inc.; Morgan Stanley Africa Investment Fund, Inc.; Morgan Stanley Asia-Pacific Fund, Inc.; Morgan Stanley Eastern Europe Fund, Inc.; Morgan Stanley Emerging Markets Fund, Inc.; Morgan Stanley Emerging Markets Debt Fund, Inc.; Morgan Stanley Global Opportunity Bond Fund, Inc.; Morgan Stanley High Yield Fund, Inc.; Morgan Stanley India Investment Fund, Inc.; The Latin American Discovery Fund, Inc.; The Malaysia Fund, Inc.; The Pakistan Investment Fund, Inc.; The Thai Fund, Inc.; and The Turkish Investment Fund, Inc.

As of December 31, 2000, the Directors and officers of the Fund, as a group, owned more than 1% of the outstanding common stocks of the following Portfolio of the Fund: U.S. Real Estate Portfolio, 2.25%.

COMPENSATION OF DIRECTORS AND OFFICERS

The Fund, together with the other funds in the Fund Complex for which a Director serves as director, pays each Independent Director an annual aggregate fee of $75,000, plus reasonable out-of-pocket expenses for service as a Director and for serving on the Board's Audit and/or Nominating/Compensation Committees. Director's fees will be allocated among the Fund and the other funds in the Fund Complex for which a Director serves as a director in proportion to their respective average net assets. For the fiscal year ended December 31, 2000, the Fund paid approximately $467,000 in Directors' fees and expenses. Directors who are also officers or affiliated persons receive no remuneration from the Fund for their services as Directors. The Fund's officers and employees are paid by Morgan Stanley Investment Management or its agents.

The following table shows aggregate compensation paid to each of the Fund's Directors by the Fund and the Fund Complex, respectively, in the fiscal year ended December 31, 2000. Prior to July 1, 2000 each Independent Director received annual compensation of $65,000, plus reasonable out-of-pocket expenses from the Fund Complex. Members of the Board's Audit Committee received an additional $10,000 per year from the Fund complex.

                               COMPENSATION TABLE

                                                                     TOTAL COMPENSATION
                                                     AGGREGATE            FROM FUND
                                                    COMPENSATION      AND FUND COMPLEX
NAME OF PERSON, POSITION                             FROM FUND     PAYABLE TO DIRECTORS(3)
------------------------                            ------------   -----------------------
Barton M. Biggs,
 Director and Chairman of the Board...............     None                None
John D. Barrett II(4)
 Director.........................................    60,552              70,000
Gerard E. Jones,(5)
 Director.........................................    60,552              83,550
Andrew McNally IV(1)(5)
 Director.........................................    65,274              75,000
Samuel T. Reeves,(1)(4)
 Director.........................................    65,274              78,550
Fergus Reid,(1)(4)
 Director.........................................    60,552              73,550
Frederick O. Robertshaw,(1)(5)(6)
 Director.........................................    65,274              75,000
Graham E. Jones,(2)(5)(6)
 Director.........................................    29,856              75,378
John A. Levin,(1)(2)(4)
 Director.........................................    29,857              73,550
William G. Morton, Jr.,(2)(5)
 Director.........................................    29,856              70,000

------------------

(1) Messrs. Levin, McNally, Reeves, Reid and Robertshaw have elected, pursuant to the deferred compensation plan, to defer all, or a portion, of their compensation received from the Fund for the fiscal year ended December 31, 2000.

(2) Messrs. Jones, Levin and Morton were appointed to the Board on February 17, 2000.

(3) Number of other investment companies in Fund Complex from whom Directors received compensation: Mr. Barrett-16; Mr. Gerard E. Jones-16; Mr. Graham E. Jones-16; Mr. Levin-16; Mr. McNally-16; Mr. Morton-16; Mr. Reeves-16; Mr. Reid-16; Mr. Robertshaw-16.

(4) Member of Nominating/Compensation Committee of the Board of Directors of the Fund.

(5) Member of the Audit Committee of the Board of Directors of the Fund.

(6) Member of the Valuation Committee of the Board of Directors of the Fund.
    34

The Fund maintains an unfunded Deferred Compensation Plan which allows each Independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to either of the following: (i) a rate equal to the prevailing rate for 90-day U.S. Treasury Bills, or (ii) a rate equal to the total return on one or more portfolios of the Fund or other funds in the Fund Complex selected by the Director. Distributions generally are in the form of equal annual installments over a period of five years beginning on the first day of the year following the year in which the Director's service terminates, except that the Board of Directors, in its sole discretion, may accelerate or extend such distribution schedule. The Fund intends that the Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The rights of an eligible Director and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

CODE OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Directors has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by Morgan Stanley Investment Management and Morgan Stanley & Co. (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Directors and officers of the Fund, Morgan Stanley Investment Management and Morgan Stanley & Co. ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Morgan Stanley Investment Management is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036, and the principal offices of Morgan Stanley Investment Management are located at 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley Investment Management provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes each of the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Portfolio's investments. In managing the Portfolios, Morgan Stanley Investment Management may use the services of associated investment personnel employed by its affiliated institutional asset management companies. Pursuant to the Investment Advisory Agreement, Morgan Stanley Investment Management is entitled to receive from the Class A and Class B shares of each Portfolio an annual management fee, payable quarterly, equal to the percentage of average daily net assets set forth in the table below. Morgan Stanley Investment Management has voluntarily agreed to a reduction in the fees payable to it and to reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each Portfolio to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of voluntary fee waiver and/or expense reimbursement for a Portfolio, if any, Morgan Stanley Investment Management excludes from annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Morgan Stanley Investment Management reserves the right to terminate any of its fee waivers and/or expense reimbursements at any time in its sole discretion.

The following table shows, for each of the Class A and Class B shares of each Portfolio, (i) the contractual advisory fee as a percentage of average daily net assets; (ii) the advisory fee paid for each of the past three fiscal years;
(iii) the total operating expenses after voluntary fee waivers (excluding certain investment related expenses); and (iv) total operating expenses after voluntary fee waivers for the fiscal year ended December 31, 2000.

                                                                        ADVISORY FEE PAID
                                                                  (AFTER VOLUNTARY FEE WAIVERS)
                                                 ---------------------------------------------------------------
                                                     YEAR ENDED            YEAR ENDED            YEAR ENDED
                                  CONTRACTUAL     DECEMBER 31, 2000     DECEMBER 31, 1999     DECEMBER 31, 1998
PORTFOLIO                         ADVISORY FEE          (000)                 (000)                 (000)
---------                         ------------   -------------------   -------------------   -------------------
Emerging Markets Portfolio*.....      1.25%            $16,777               $12,672               $16,181
Emerging Markets Debt
 Portfolio*.....................      0.75                 463                   492                 1,410
Latin American Portfolio........      1.10                 176                   144                   636
Active International Allocation
 Portfolio......................      0.65               3,107                 2,262                 1,017
Asian Equity Portfolio..........      0.80                 504                   191                    88
Asian Real Estate Portfolio.....      0.80                   0                     0                     0
China Growth Portfolio..........      1.25                  --                    --                    --
European Value Equity
 Portfolio......................      0.80                 643                   872                 2,015
European Real Estate
 Portfolio......................      0.80                   0                    63                   178
Global Value Equity Portfolio...      0.80                 514                 1,592                 1,409
Gold Portfolio..................      1.00                  --                    --                    --
International Equity
 Portfolio*.....................      0.80              36,891                32,217                25,948
International Magnum
 Portfolio......................      0.80               1,547                 1,592                 1,728
International Small Cap
 Portfolio......................      0.95               3,352                 2,571                 2,462
Japanese Value Equity
 Portfolio......................      0.80                 534                   412                   440
Focus Equity Portfolio..........      0.80               1,292                 1,017                 1,535
Small Company Growth Portfolio..      1.00               1,570                   388                   616
Equity Growth Portfolio*........      0.60               8,235                 6,007                 4,635
MicroCap Portfolio..............      1.00                  --                    --                    --
Technology Portfolio............      1.00               1,317                   320                   135
U.S. Equity Plus Portfolio......      0.45                  31                    31                    85
U.S. Real Estate Portfolio......      0.80               3,748                 2,391                 2,423
Value Equity Portfolio..........      0.50                 241                   192                   342
Fixed Income Portfolio..........      0.35                 413                   466                   473
Global Fixed Income Portfolio...      0.40                  14                    45                    77
High Yield Portfolio*...........      0.375                540                   698                   711
Mortgage-Backed Securities
 Portfolio......................      0.35                  --                    --                    --
Municipal Bond Portfolio........      0.35                  --                     0                    51
Money Market Portfolio*.........      0.30               9,300                 6,153                 5,176
Municipal Money Market
 Portfolio*.....................      0.30               5,246                 3,349                 2,881

                                                                   TOTAL OPERATING
                                       TOTAL OPERATING              EXPENSES AFTER
                                        EXPENSES AFTER              VOLUNTARY FEE
                                        VOLUNTARY FEE              WAIVERS FOR THE
                                           WAIVERS                   FISCAL YEAR
                                          (EXCLUDING                    ENDED
                                          INVESTMENT                 DECEMBER 31,
                                      RELATED EXPENSES)                  2000
                                  --------------------------  --------------------------
PORTFOLIO                           CLASS A       CLASS B       CLASS A       CLASS B
---------                         ------------  ------------  ------------  ------------
Emerging Markets Portfolio*.....          N/A           N/A          1.63%         1.88%
Emerging Markets Debt
 Portfolio*.....................         1.10%         1.35%         1.15          1.40
Latin American Portfolio........         1.70          1.95          1.84          2.09
Active International Allocation
 Portfolio......................         0.80          1.05          0.82          1.07
Asian Equity Portfolio..........         1.00          1.25          1.06          1.31
Asian Real Estate Portfolio.....         1.00          1.25          1.02          1.27
China Growth Portfolio..........           --            --            --            --
European Value Equity
 Portfolio......................         1.00          1.25          1.02          1.27
European Real Estate
 Portfolio......................         1.00          1.25          1.03          1.28
Global Value Equity Portfolio...         1.00          1.25          1.01          1.26
Gold Portfolio..................           --            --            --            --
International Equity
 Portfolio*.....................          N/A           N/A          1.00          1.25
International Magnum
 Portfolio......................         1.00          1.25          1.01          1.26
International Small Cap
 Portfolio......................         1.15            --          1.16            --
Japanese Value Equity
 Portfolio......................         1.00          1.25          1.03          1.28
Focus Equity Portfolio..........          N/A          1.25          1.00          1.25
Small Company Growth Portfolio..          N/A           N/A          1.25          1.50
Equity Growth Portfolio*........          N/A           N/A          0.80          1.05
MicroCap Portfolio..............           --            --            --            --
Technology Portfolio............         1.25          1.50          1.26          1.51
U.S. Equity Plus Portfolio......         0.80          1.05          0.81          1.06
U.S. Real Estate Portfolio......          N/A           N/A          1.00          1.25
Value Equity Portfolio..........          N/A           N/A          0.70          0.95
Fixed Income Portfolio..........          N/A           N/A          0.45          0.60
Global Fixed Income Portfolio...          N/A           N/A          0.50          0.65
High Yield Portfolio*...........          N/A           N/A          0.62          0.87
Mortgage-Backed Securities
 Portfolio......................           --            --            --            --
Municipal Bond Portfolio........           --            --            --            --
Money Market Portfolio*.........          N/A           N/A          0.48            --
Municipal Money Market
 Portfolio*.....................          N/A           N/A          0.48            --

--------------

* No fee waivers were necessary for this portfolio because total operating expenses for the fiscal year ended December 31, 2000 did not exceed the expense limitation.

INVESTMENT SUB-ADVISER

MSDW Advisors, with principal offices at Two World Trade Center, New York, New York 10048, serves as the investment sub-adviser to the Money Market and Municipal Money Market Portfolios pursuant to an investment sub-advisory agreement with Morgan Stanley Investment Management. As compensation for managing the day-to-day investments of the Money Market and Municipal Money Market Portfolios, Morgan Stanley Investment Management pays MSDW Advisors 40% of the investment advisory fee that Morgan Stanley Investment Management receives from each of those Portfolios (net of applicable fee waivers).

PRINCIPAL UNDERWRITER

Morgan Stanley & Co., with principal offices at 1585 Broadway, New York, NY 10036, serves as principal underwriter to the Fund. For information relating to the services provided by Morgan Stanley & Co. see "Distribution of Shares."
    36

FUND ADMINISTRATION

Morgan Stanley Investment Management also provides administrative services to the Fund pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statement under federal laws. The Administration Agreement also provides that Morgan Stanley Investment Management, through its agents, will provide dividend disbursing and transfer agent services to the Fund. For its services under the Administration Agreement, the Fund pays Morgan Stanley Investment Management a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio. Morgan Stanley Investment Management may compensate other service providers for performing shareholder servicing and administrative services.

SUB-ADMINISTRATOR. Under an agreement between Morgan Stanley Investment Management and Chase Bank, J.P. Morgan, a corporate affiliate of Chase Bank, provides certain administrative services to the Fund. Morgan Stanley Investment Management supervises and monitors the administrative services provided by J.P. Morgan. Their services are also subject to the supervision of the officers and Board of Directors of the Fund. J.P. Morgan provides operational and administrative services to investment companies with approximately $171 billion in assets and having approximately 403,733 shareholder accounts as of December 31, 2000. J.P. Morgan's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

CUSTODIAN

Chase Bank, located at 3 Chase MetroTech Center, Brooklyn, NY 11245, acts as the Fund's custodian.

DIVIDEND DISBURSING AND TRANSFER AGENT

J.P. Morgan, 73 Tremont Street, Boston, MA 02108-3913, provides dividend disbursing and transfer agency services for the Fund pursuant to the Sub-Administration Agreement.

INDEPENDENT AUDITORS

Effective June 15, 2000, Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts, serves as independent auditors for the Fund and audits the annual financial statements of each Portfolio. Prior to June 15, 2000, PricewaterhouseCoopers LLP served as the Fund's independent accountants.

FUND COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, PA 19103, acts as the Fund's legal counsel.

                             DISTRIBUTION OF SHARES

Morgan Stanley & Co., a wholly-owned subsidiary of Morgan Stanley, serves as the Fund's exclusive distributor of Portfolio shares pursuant to a Distribution Agreement. In addition, to promote the sale of Fund shares, the Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio (except the Municipal Money Market and International Small Cap Portfolios which do not offer Class B shares) under Rule 12b-1 of the 1940 Act (each, a "Plan"). Under each Plan, Morgan Stanley & Co. is entitled to receive as compensation from each Portfolio a fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the average daily net assets of the Class B shares. Each Plan is designed to compensate Morgan Stanley & Co. for its services in connection with distributing shares of all Portfolios. Morgan Stanley & Co. may retain any portion of the fees it does not expend in meeting its obligations to the Fund. Morgan Stanley & Co. may compensate financial intermediaries, plan fiduciaries and administrators for providing distribution-related services, including account maintenance services, to shareholders (including, where applicable, underlying beneficial owners) of the Fund. Morgan Stanley & Co. and Morgan Stanley Investment Management also may compensate third parties out of their own assets.

The Plans for the Class B shares were most recently approved by the Fund's Board of Directors, including the Independent Directors, none of whom has a direct or indirect financial interest in the operation of a Plan or in any agreements related thereto, on June 15, 2000.

The following table describes the 12b-1 fees paid by each Portfolio pursuant to the Plan and the distribution-related expenses for each Portfolio for the fiscal year ended December 31, 2000. To the extent that expenditures on distribution-related activities exceed the fees paid by a Portfolio, the excess amounts were paid by Morgan Stanley Investment Management or Morgan Stanley & Co. out of their own resources.

                                                          PRINTING
                                                            AND
                                             TOTAL       MAILING OF
                                          DISTRIBUTION  PROSPECTUSES
                                            (12B-1)       TO OTHER
                                              FEES          THAN                                 COMPENSATION
                                            PAID BY       CURRENT     SHAREHOLDER      SUB-        TO SALES
                                           PORTFOLIO    SHAREHOLDERS   SERVICING   DISTRIBUTION   PERSONNEL
                                          -------------------------------------------------------------------
Emerging Markets Portfolio............      $ 50,349      $  9,164      $     0     $   27,942     $  5,458
Emerging Markets Debt Portfolio.......         1,526           164            0              0          349
Latin American Portfolio..............         3,409           164            0              0        1,089
Active International Allocation
  Portfolio...........................        66,840         2,441            0         42,403        6,016
Asian Equity Portfolio................         5,446         3,357            0              0        1,525
Asian Real Estate Portfolio...........         1,732           164            0              0          578
European Value Equity Portfolio.......         4,760           164            0              0        1,831
European Real Estate Portfolio........         3,836         8,258            0              0        1,339
Global Value Equity Portfolio.........        67,624        49,560        1,470         76,220        2,599
International Equity Portfolio........       118,857           214            0         71,145          356
International Magnum Portfolio........        67,791         2,669        1,557         63,377        8,707
Japanese Value Equity Portfolio.......        10,328           169            0          4,184        2,339
Focus Equity Portfolio................        56,810           164          929             79       20,417
Small Company Growth Portfolio........       185,274           164            0        242,167        2,244
Equity Growth Portfolio...............       870,405        28,560        6,355      1,027,120        8,821
Technology Portfolio..................        22,108           164            0              0        6,899
U.S. Equity Plus Portfolio............         2,126         2,257          689          1,549            6
U.S. Real Estate Portfolio............        41,427           164            0          7,711        6,799
Value Equity Portfolio................         2,302           164            0              0          394
Fixed Income Portfolio................         2,960         2,044          747              0          801
Global Fixed Income Portfolio.........           467         2,985            0              0           12
High Yield Portfolio..................        69,607           183            0             20       26,787
Municipal Bond Portfolio..............             0           164            0              0            0
                                            --------      --------      -------     ----------     --------


                                        12B-1 FEES RETAINED BY
                                        MORGAN STANLEY & CO./
                                           (EXPENDITURES IN
                                        EXCESS OF 12B-1 FEES)
                                        ----------------------
Emerging Markets Portfolio............         $   7,785
Emerging Markets Debt Portfolio.......             1,013
Latin American Portfolio..............             2,156
Active International Allocation
  Portfolio...........................            15,980
Asian Equity Portfolio................               564
Asian Real Estate Portfolio...........               990
European Value Equity Portfolio.......             2,765
European Real Estate Portfolio........            (5,761)
Global Value Equity Portfolio.........           (62,225)
International Equity Portfolio........            47,142
International Magnum Portfolio........            (8,519)
Japanese Value Equity Portfolio.......             3,636
Focus Equity Portfolio................            35,221
Small Company Growth Portfolio........           (59,301)
Equity Growth Portfolio...............          (200,451)
Technology Portfolio..................            15,045
U.S. Equity Plus Portfolio............            (2,375)
U.S. Real Estate Portfolio............            26,753
Value Equity Portfolio................             1,744
Fixed Income Portfolio................              (632)
Global Fixed Income Portfolio.........            (2,530)
High Yield Portfolio..................            42,617
Municipal Bond Portfolio..............              (164)
                                               ---------

  * No information is provided for the Gold Portfolio because it was not operational during the last fiscal year.
    38

                              BROKERAGE PRACTICES

PORTFOLIO TRANSACTIONS

Morgan Stanley Investment Management, as each Portfolio's investment adviser, is responsible for decisions to buy and sell securities for each Portfolio, for broker-dealer selection and for negotiation of commission rates. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

On occassion, a Portfolio may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

Morgan Stanley Investment Management serves as investment adviser to a number of clients, including other investment companies. Morgan Stanley Investment Management attempts to equitably allocate purchase and sale transactions among the Portfolios of the Fund and other client accounts. To that end, Morgan Stanley Investment Management considers various factors, including respective investment objectives, relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios of the Fund and other client accounts.

Morgan Stanley Investment Management selects the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. Morgan Stanley Investment Management seeks the best execution for all portfolio transactions. A Portfolio may pay higher commission rates than the lowest available when Morgan Stanley Investment Management believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Morgan Stanley Investment Management relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgement in evaluating the brokerage and research services received from the broker effecting the transaction. Morgan Stanley Investment Management is unable to ascertain the value of these services due to the subjective nature of their determinations.

In cases where suitable price and execution are obtainable from more than one broker or dealer, Morgan Stanley Investment Management may place portfolio transactions with those who also furnish research and other services to the Fund and Morgan Stanley Investment Management. Such services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to investment, wire services, and appraisals or evaluations of portfolio securities. The information and services received by Morgan Stanley Investment Management from brokers and dealers may be utilized by Morgan Stanley Investment Management or any of its affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Portfolios directly. While the receipt of such information and services would generally reduce the amount of research or services otherwise performed by Morgan Stanley Investment Management and thus reduce its expenses, the value of such reduction is indeterminable and therefore will not reduce the fees paid to Morgan Stanley Investment Management.

It is not the Fund's practice to direct brokerage or principal business on the basis of sales of Portfolio shares which may be made through intermediary brokers or dealers. However, Morgan Stanley Investment Management may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the applicable Portfolio to their clients or who act as agents in the purchase of shares of the Portfolio for their clients.

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of Morgan Stanley Investment Management to effect Portfolio brokerage transactions under procedures adopted by the Fund's Board of Directors. Pursuant to these procedures, Morgan Stanley Investment Management uses two broker-dealer affiliates, Morgan Stanley & Co. (including Morgan Stanley International Limited) and Morgan Stanley DW, Inc. ("Morgan Stanley DW"), each of which is wholly owned by Morgan Stanley, for such transactions, the commission rates and other remuneration paid to Morgan
Stanley & Co. or Morgan Stanley DW must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

For the fiscal years ended December 31, 1998, 1999 and 2000, the Fund paid brokerage commissions of approximately $23,357,888, $20,717,111 and $22,052,131, respectively. For the fiscal years ended December 31, 1998, 1999 and 2000, the Fund paid in the aggregate $755,255, $1,021,566 and $763,458, respectively, as brokerage commissions to Morgan Stanley & Co., an affiliated broker-dealer, which represented 3.23%, 4.93% and 3.46% of the total amount of brokerage commissions paid in each respective period. For the fiscal years ended
December 31, 1998, 1999 and 2000, the Fund paid in the aggregate $0, $0 and $0, respectively, as brokerage commissions to Morgan Stanley DW, an affiliated broker-dealer which represented 0%, 0% and 0% of the total amount of brokerage commissions paid in the period.

                                              BROKERAGE COMMISSIONS PAID DURING FISCAL YEAR ENDED DECEMBER 31, 2000
                                   -------------------------------------------------------------------------------------------
                                                  COMMISSIONS PAID TO MORGAN STANLEY    COMMISSIONS PAID TO MORGAN STANLEY DW
                                                --------------------------------------  --------------------------------------
                                                                           PERCENT OF                              PERCENT OF
                                      TOTAL                  PERCENT OF      TOTAL                   PERCENT OF      TOTAL
                                   COMMISSIONS     TOTAL        TOTAL       BROKERED       TOTAL        TOTAL       BROKERED
PORTFOLIO                             PAID      COMMISSIONS  COMMISSIONS  TRANSACTIONS  COMMISSIONS  COMMISSIONS  TRANSACTIONS
---------                          -----------  -----------  -----------  ------------  -----------  -----------  ------------
Emerging Markets.................  $6,331,994    $203,281        3.21%         0.69%        $0            0%            0%
Emerging Markets Debt............           0           0        0.00          0.00          0            0             0
Latin American...................     129,926         649        0.50          0.28          0            0             0
Active International
  Allocation.....................     454,901         813        0.18          0.00          0            0             0
Asian Equity.....................     521,333      92,990       17.84          4.60          0            0             0
Asian Real Estate................      17,456       4,092       23.44          5.15          0            0             0
European Value Equity............     185,744      11,071        5.96          0.65          0            0             0
European Real Estate.............      36,761         239        0.65          0.16          0            0             0
Global Value Equity..............     188,877      21,842       11.56          0.90          0            0             0
International Equity.............   9,697,862     408,855        4.22          2.98          0            0             0
International Magnum.............     326,452      14,264        4.37          2.54          0            0             0
International Small Cap..........     937,256           0        0.00          0.00          0            0             0
Japanese Value Equity............      51,517         170        0.33          0.02          0            0             0
Focus Equity.....................     246,770         873        0.35          0.13          0            0             0
Small Company Growth.............     262,305         212        0.08          0.01          0            0             0
Equity Growth....................   1,426,900       1,725        0.12          0.02          0            0             0
Technology.......................     130,908         366        0.28          0.48          0            0             0
U.S. Equity Plus.................          --          --          --            --          0            0             0
U.S. Real Estate.................     998,700         987        0.10          0.17          0            0             0
Value Equity.....................     102,987       1,029        1.00          1.59          0            0             0
Fixed Income.....................       3,287           0        0.00          0.00          0            0             0
Global Fixed Income..............           0           0        0.00          0.00          0            0             0
High Yield.......................         195           0        0.00          0.00          0            0             0
Money Market.....................           0           0        0.00          0.00          0            0             0
Municipal Money Market...........           0           0        0.00          0.00          0            0             0

                                      BROKERAGE COMMISSION PAID DURING FISCAL YEARS ENDED DECEMBER 31, 1999 AND 1998
                        ----------------------------------------------------------------------------------------------------------
                                FISCAL YEAR ENDED DECEMBER 31, 1999                   FISCAL YEAR ENDED DECEMBER 31, 1998
                        ----------------------------------------------------  ----------------------------------------------------
PORTFOLIO                 TOTAL     MORGAN STANLEY & CO.   MORGAN STANLEY DW    TOTAL     MORGAN STANLEY & CO.   MORGAN STANLEY DW
---------               ----------  ---------------------  -----------------  ----------  ---------------------  -----------------
Emerging Markets......  $8,082,739         $307,639               $0          $7,405,604         $427,280             $    0
Emerging Markets
  Debt................           0                0                0              11,600                0                  0
Latin American........     133,838            1,192                0             612,986           16,187                  0
Active International
  Allocation..........     472,261            2,982                0             271,986            1,858                  0
Asian Equity..........     954,117          165,631                0             893,159           63,049                  0
Asian Real Estate.....      29,936            8,082                0              89,878           13,591                  0
China Growth..........          --               --               --                  --               --                 --
European Value
  Equity..............     547,509           15,863                0             701,142           23,472                  0
European Real
  Estate..............     103,184            6,577                0             262,099           18,479                  0
Global Value Equity...     363,210           24,249                0             428,439           33,841                  0
Gold..................          --               --               --                  --               --                 --
International Equity..   5,660,807          181,116                0           4,447,250           36,072                  0
International
  Magnum..............     681,129           77,269                0             505,962           39,045                  0

  * No information is provided for the China Growth, Gold, MicroCap, Mortgage-Backed Securities or Municipal Bond Portfolios because they were not operational during the last fiscal year.
    40

                                      BROKERAGE COMMISSION PAID DURING FISCAL YEARS ENDED DECEMBER 31, 1999 AND 1998
                        ----------------------------------------------------------------------------------------------------------
                                FISCAL YEAR ENDED DECEMBER 31, 1999                   FISCAL YEAR ENDED DECEMBER 31, 1998
                        ----------------------------------------------------  ----------------------------------------------------
PORTFOLIO                 TOTAL     MORGAN STANLEY & CO.   MORGAN STANLEY DW    TOTAL     MORGAN STANLEY & CO.   MORGAN STANLEY DW
---------               ----------  ---------------------  -----------------  ----------  ---------------------  -----------------
International Small
  Cap.................  $  727,604         $  6,581               $0          $  613,660         $ 11,066             $    0
Japanese Value
  Equity..............      94,093           32,567                0             345,321           71,315                  0
Focus Equity..........     306,306           20,575                0           1,412,028                0                  0
Small Company
  Growth..............     158,925           16,527                0             646,865                0                  0
Equity Growth.........   1,276,547          121,443                0           2,460,784                0                  0
MicroCap..............          --               --               --                  --               --                 --
Technology............      82,051            2,468                0              80,839                0                  0
U.S. Equity Plus......      93,874                0                0             125,983                0                  0
U.S. Real Estate......     851,550                0                0           1,677,239                0                  0
Value Equity..........      96,861           30,805                0             361,047                0                  0
Fixed Income..........           0                0                0                   0                0                  0
Global Fixed Income...           5                0                0               4,017                0                  0
High Yield............         565                0                0                   0                0                  0
Mortgage-Backed
  Securities..........          --               --               --                  --               --                 --
Municipal Bond........           0                0                0                   0                0                  0
Money Market..........           0                0                0                   0                0                  0
Municipal Money
  Market..............           0                0                0                   0                0                  0

DIRECTED BROKERAGE. During the fiscal year ended December 31, 2000, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:

                                                                    AGGREGATE DOLLAR
                                                                       AMOUNT OF
                                          BROKERAGE COMMISSIONS     TRANSACTIONS FOR
                                          DIRECTED IN CONNECTION       WHICH SUCH
                                          WITH RESEARCH SERVICES    COMMISSIONS WERE
                                               PROVIDED FOR       PAID FOR FISCAL YEAR
                                            FISCAL YEAR ENDED            ENDED
PORTFOLIO                                   DECEMBER 31, 2000      DECEMBER 31, 2000
---------                                 ----------------------  --------------------
Emerging Markets Portfolio..............        $6,331,994          $10,119,130,225
Emerging Markets Debt Portfolio.........                 0                        0
Latin American Portfolio................           129,926              277,303,617
Active International Allocation
  Portfolio.............................           454,901           25,678,524,284
Asian Equity Portfolio..................           521,333              736,135,781
Asian Real Estate Portfolio.............            17,456               27,785,272
European Value Equity Portfolio.........           185,744              629,738,274
European Real Estate Portfolio..........            36,761               67,030,655
Global Value Equity Portfolio...........           188,877              934,421,160
International Equity Portfolio..........         9,697,862            4,559,412,755
International Magnum Portfolio..........           326,452            4,451,130,689
International Small Cap Portfolio.......           937,256            2,111,591,920
Japanese Value Equity Portfolio.........            51,517              552,424,779
Focus Equity Portfolio..................           243,383            1,216,611,824
Small Company Growth Portfolio..........           210,989            2,469,508,982
Equity Growth Portfolio.................         1,358,007            9,333,499,942
Technology Portfolio....................           111,654              109,859,979
U.S. Equity Plus Portfolio..............                 0                        0
U.S. Real Estate Portfolio..............           995,555              455,438,215
Value Equity Portfolio..................            99,655               71,696,834
Fixed Income Portfolio..................                 0                        0
Global Fixed Income Portfolio...........                 0                        0
High Yield Portfolio....................                 0                        0
Municipal Bond Portfolio................                 0                        0
Money Market Portfolio..................                 0                        0
Municipal Money Market Portfolio........                 0                        0

REGULAR BROKER-DEALERS. The Fund's regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the fiscal year ended
December 31, 2000, the following Portfolios purchased securities issued by the Fund's regular broker-dealers:

                                                                                         VALUE OF PORTFOLIO HOLDING
PORTFOLIO                                          REGULAR BROKER-DEALER                  AS OF DECEMBER 31, 2000
---------                            --------------------------------------------------  --------------------------
Global Equity Portfolio............  Merrill Lynch & Co.                                        $   382,000
U.S. Equity Plus Portfolio.........  Lehman Brothers                                            $    41,000
                                     Merrill Lynch & Co.                                        $    68,000
                                     J.P. Morgan & Co.                                          $    66,000
Value Equity Portfolio.............  J.P. Morgan & Co.                                          $   778,000
Money Market Portfolio.............  Goldman Sachs                                              $24,797,000*
                                     Goldman Sachs                                              $84,297,000*
                                     Merrill Lynch & Co                                         $24,838,000*
                                     Merrill Lynch & Co                                         $39,935,000*

--------------

* Commercial paper

PORTFOLIO TURNOVER. The Portfolios generally do not invest for short-term trading purposes, however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolios to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under "Taxes," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

                              GENERAL INFORMATION

FUND HISTORY

The Fund was incorporated pursuant to the laws of the State of Maryland on June 16, 1988 under the name Morgan Stanley Institutional Fund, Inc. The Fund filed a registration statement with the SEC registering itself as an open-end management investment company offering diversified and non-diversified series under the 1940 Act and its shares under the 1933 Act, as amended, and commenced operations on November 15, 1988. On December 1, 1998, the Fund changed its name to Morgan Stanley Dean Witter Institutional Fund, Inc. Effective May 1, 2001, the Fund changed its name to Morgan Stanley Institutional Fund, Inc.

DESCRIPTION OF SHARES AND VOTING RIGHTS

The Fund's Amended and Restated Articles of Incorporation permit the Directors to issue 40.5 billion shares of common stock, par value $.001 per share, from an unlimited number of classes or series of shares. The Fund currently consists of shares of thirty Portfolios. Each Portfolio offers Class A and Class B shares except that the Municipal Money Market and International Small Cap Portfolios offer only Class A shares.

The shares of each Portfolio of the Fund, when issued, are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. Portfolio shares have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see "Taxes"). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted.
    42

Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes for shareholders subject to tax as set forth herein and in the applicable Prospectus.

As set forth in the Prospectuses, unless you elect otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Portfolio at net asset value (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until you notify the Fund in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions reinvested in shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected.

                                     TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund, Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund, Portfolios or shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

REGULATED INVESTMENT COMPANY QUALIFICATION

Each Portfolio intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. In order to so qualify, each Portfolio must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% of gross income requirement described above, foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement. For purposes of the diversification requirement described above, the Portfolio will not be treated as in violation of such requirement as a result of a discrepency between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, the Portfolio is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter.

In addition to the requirements described above, in order to qualify as a RIC, a Portfolio must distribute at least 90% of its net investment income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

If a Portfolio fails to qualify as a RIC for any taxable year, all of its net income will be subject to tax at regular corporate rates (whether or not distributed to shareholders), and its distributions (including capital gains distributions) will be taxable as ordinary income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and will be eligible for the corporate dividends-received deduction for corporate shareholders.

GENERAL TAX TREATMENT OF QUALIFYING RICS AND SHAREHOLDERS

Each Portfolio intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from a Portfolio's net investment income are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Such dividends paid by a Portfolio generally will only qualify for the dividends-received deduction for corporate shareholders to the extent of the Portfolio's qualifying dividend income and to the extent designated by the Portfolio. Each Portfolio will report annually to its shareholders the amount of dividend income qualifying for such treatment.

Each Portfolio will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. Distributions of net capital gains are taxable to shareholders as a long-term capital gain regardless of how long shareholders have held their shares. Each Portfolio will send reports annually to shareholders regarding the federal income tax status of all distributions made for the preceding year. If any such gains are retained, the Portfolio will pay federal income tax thereon, and, if the Portfolio makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Portfolio shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by the Portfolio as a refundable credit.

Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by the Portfolio and received by shareholders on December 31 of that year if the distributions are paid by the Portfolio at any time during the following January.

A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of a Portfolio held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds 12 months and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of a Portfolio will be disallowed to the extent the shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held 6 months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares.

The conversion of Class A shares to Class B shares will not be a taxable event to the shareholder for federal income tax purposes.

Each Portfolio will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income (the excess of short-term and long-term capital gains over short-term and long-term capital losses, including any available capital loss carryforwards), prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated.

The Fund may be required to withhold and remit to the U.S. Treasury 31% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual's social security number or non-individual's employer identification number) on the Account Registration Form; (ii) who is subject to backup withholding by the Internal Revenue Service; or (iii) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

As discussed above, in order for each Portfolio to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from certain qualifying income, including dividends, interest, income derived from loans of securities, and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business of investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will therefore generally be qualifying income for purposes of the 90% requirement.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY AND DERIVATIVES TRANSACTIONS

In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Portfolio qualifies as a RIC.

Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted
    44
options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain.

A Portfolio's investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Portfolio's treatment of certain other options, futures and forward contracts entered into by a Portfolio is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

When a Portfolio holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Portfolio securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

A Section 1256 position held by a Portfolio will generally be marked-to-market (i.e. treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Portfolio. The acceleration of income on Section 1256 positions may require a Portfolio to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Portfolio may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by a Portfolio.

SPECIAL TAX CONSIDERATIONS RELATING TO MUNICIPAL BOND AND MUNICIPAL MONEY MARKET
  PORTFOLIOS

Each of the Municipal Bond Portfolio and the Municipal Money Market Portfolio will qualify to pay "exempt-interest dividends" to its shareholders, provided that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. Current federal tax law limits the types and volume of bonds qualifying for federal income tax exemption of interest, which may have an effect on the ability of these Portfolios to purchase sufficient amounts of tax-exempt securities to satisfy this requirement. Any loss on the sale or exchange of shares of the Municipal Bond Portfolio or the Municipal Money Market Portfolio held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the selling shareholder with respect to such shares.

In addition, for the Municipal Bond Portfolio and the Municipal Money Market Portfolio, exempt-interest dividends are excludable from a shareholder's gross income for regular Federal income tax purposes. Exempt-interest dividends may, nevertheless, be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax"). The Alternative Minimum Tax is imposed at the rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Portfolios intend, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in
Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

The percentage of income that constitutes exempt-interest dividends will be determined for each year for the Municipal Bond Portfolio and the Municipal Money Market Portfolio and will be applied uniformly to all dividends declared with respect to the Portfolios during that year. This percentage may differ from the actual percentage for any particular day.

The deductibility of interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Municipal Bond Portfolio or the Municipal Money Market Portfolio will be limited for federal income tax purposes to the extent that any portion of such Portfolio's distributions consist of exempt-interest dividends. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares of the Municipal Bond Portfolio or the Municipal Money Market Portfolio. "Substantial user" is defined generally for these purposes as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

Issuers of bonds purchased by the Municipal Bond Portfolio (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The state and local tax consequences of an investment in either the Municipal Bond or Municipal Money Market Portfolios may differ from the federal consequences described above and shareholders are urged to consult their tax advisors with respect to such aspects.

SPECIAL TAX CONSIDERATIONS RELATING TO FOREIGN INVESTMENTS

Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Portfolio. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to the Portfolio. These gains or losses increase or decrease the amount of a Portfolio's net investment income available to be distributed to its shareholders as ordinary income.

It is expected that each Portfolio will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and a Portfolio may be subject to foreign income taxes with respect to other income. So long as more than 50% in value of a Portfolio's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Portfolio may elect to treat certain foreign income taxes imposed on it for U.S. federal income tax purposes as paid directly by its shareholders. A Portfolio will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Portfolio makes the election, shareholders will be required to include in income their proportionate share of the amount of foreign income taxes treated as imposed on the Portfolio and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes in computing their federal income tax liability.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Except in the case of the Global Value Equity, International Equity, European Value Equity, Japanese Value Equity, Asian Equity, Global Fixed Income, International Fixed Income, International Magnum, International Small Cap, Latin American, Active International Allocation, European Real Estate, Asian Real Estate, Emerging Markets, Emerging Markets Debt, and China Growth Portfolios, it is not expected that a Portfolio or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. However, these foreign withholding taxes may not have a significant impact on such Portfolios, considering that each Portfolio's investment objective is to seek long-term capital appreciation and any dividend or interest income should be considered incidental.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to a number of complex limitations regarding the availability and utilization of the credit. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Portfolio. Shareholders are urged to consult their tax advisors regarding the application of these rules to their particular circumstances.
    46

TAXES AND FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership ("Foreign Shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of net investment income plus the excess of net short-term capital gains over net long-term capital losses will be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, distributions of net long-term capital gains, and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Portfolio and any gains realized upon the sale of shares of the Portfolio, will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations.

A Portfolio may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with Internal Revenue Service certification requirements.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio, including the potential application of the provisions of the Foreign Investment in Real Estate Property Tax Act of 1980, as amended.

STATE AND LOCAL TAX CONSIDERATIONS

Rules of U.S. state and local taxation of dividend and capital gains from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other U.S. state and local tax rules regarding an investment in the Fund.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSONS

The following shareholders may be deemed to control the following Portfolios because they are record owners of 25% or more of the outstanding shares of that Portfolio of the Fund as of March 31, 2001. For each control person, the following table provides the name, address and percentage of outstanding shares of such Portfolio owned.

SMALL COMPANY GROWTH PORTFOLIO: Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 50.65% of such Portfolio's total outstanding shares.

VALUE EQUITY PORTFOLIO: Morgan Stanley Asset Management for the Account of Hubbell Inc., Attn: John Lan, 22nd Floor, 1221 Avenue of the Americas, New York, NY 10020, owned 27.44% of such Portfolio's total outstanding shares.

GLOBAL FIXED INCOME PORTFOLIO: Morgan Stanley Co., FBO Northern Trust as Custodian, P.O. Box 92956, Chicago, IL 60675, owned 43.33% of such Portfolio's total outstanding shares.

EUROPEAN REAL ESTATE PORTFOLIO: United Jewish Appeal Federation of Jewish Philanthropies New York Inc., 130 East 59th Street, New York, NY 10022-1302, owned 29.88% of such Portfolio's total outstanding shares.

INTERNATIONAL MAGNUM PORTFOLIO: Bankers Trust, Mailstop 3048, 100 Plaza One Plz, Jersey City, NJ 07311, owned 26.29% of such Portfolio's total outstanding shares.

GLOBAL VALUE EQUITY PORTFOLIO: Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way KW1C, Covington, KY 41015, owned 33.04% of such Portfolio's total outstanding shares.

ASIAN REAL ESTATE PORTFOLIO: Morgan Stanley Asset Management Inc., Attn: Elisa Divito, 1221 Avenue of the Americas, New York, NY 10020, owned 81.62% of such Portfolio's total outstanding shares.

ASIAN EQUITY PORTFOLIO: Association De Biefsaissance Et De Retraite Des Polleiers De La Communaue, 480 Gilford Street, Suite 200, Montreal, Quebec, Canada, owned 25.72% of such Portfolio's total outstanding shares.

Mac & Co. Mutual Funds Operation, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 35.58% of such Portfolio's total outstanding shares.

FIXED INCOME PORTFOLIO: Mac & Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 34.35% of such Portfolio's total outstanding shares.

FOCUS EQUITY PORTFOLIO: Mac & Co., Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 33.17% of such Portfolio's total outstanding shares.

HIGH YIELD PORTFOLIO: Mac & Co. Mutual Funds Operation, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 25.23% of such Portfolio's total outstanding shares.

LATIN AMERICAN PORTFOLIO: PH Investments LLC, Attn: Ben Gomez, The Pilot House, Lewis Wharf, Boston, MA 02110-3902, owned 61.99% of such Portfolio's total outstanding shares.

PRINCIPAL HOLDERS

The following shareholders are record owners of 5% or more of the outstanding shares of any class of Portfolio shares as of March 31, 2001. For each principal holder, the following table provides the name, address and percentage of outstanding shares of such classes owned.

EUROPEAN REAL ESTATE PORTFOLIO: United Jewish Appeal Federation of Jewish Philanthropies New York, Inc., 130 East 59th Street, New York, NY 10022-1302 owned 32.32% of such Portfolio's total outstanding Class A shares.

Trustees of Dartmouth College, One Rope Ferry Road, Hanover, NH 03755, owned 23.37% of such Portfolio's total outstanding Class A shares.

Plum Coulee Partnership, 499 Park Ave., 26th Floor, New York, NY 10022, owned 10.92% of such Portfolio's total outstanding Class A shares.

Retirement Plan for Employees of United Jewish Appeal Federation of Jewish Affiliated Institutions & Agencies, 103 East 59th Street, Franklin D. Roosevelt, NY 10022-1302 owned 9.70% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO The CJ Mack Foundation, 91 Sunset Lane, Rye, NY 10580, owned 6.88% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO The Cathryn R. Fortune Char., 5505 Lake Washington Blvd. NE, Unit 1D, Kirkland, WA 98033, owned 26.96% of such Portfolio's total outstanding Class B shares.

Harold M. Meyer Family Trust, DTD 7/16/74, Attn: Barbara Pope, 115 S. LaSalle St., Ste. 2205, Chicago, IL 60603, owned 21.67% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Irene R. Miller, 186 Riverside Drive, Apt. 10E, New York, NY 10024, owned 17.74% of such Portfolio's total outstanding Class B shares.

Nora Effron, 1070 Park Avenue, New York, NY 10128, owned 9.25% of such Portfolio's total outstanding Class B shares.

Ned McCarthy Trust, 3 Sugar Maple Lane, Hanover, NH 03755, owned 8.61% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO C. Robert Kidder Mary G. Kidder, 1991 Kidder Family Trust Dated, 900 Knollwood Drive, Santa Barbara, CA 93108, owned 6.53% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO C. Robert Kidder Mary G. Kidder, 1991 Kidder Family Trust Dated, 900 Knollwood Drive, Santa Barbara, CA 93108, owned 5.09% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL MAGNUM PORTFOLIO: Bankers Trust TTEE, Mailstop 3048, 100 Plaza One Plz., Jersey City, NJ 07311, owned 29.30% of such Portfolio's total outstanding Class A shares.

Wells Fargo Bank Minnesota NA, P.O. Box 1533, Minneapolis, MN 55480, owned 11.86% of such Portfolio's total outstanding Class A shares.

Bankers Trust as Trustee, Mailstop 3048, 100 Plaza One Plz., Jersey City, NJ 07311-3999, owned 11.45% of such Portfolio's total outstanding Class A shares.

Atwell & Co., P.O. Box 2044, Peck Slip Station, New York, NY 10038, owned 10.52% of such Portfolio's total outstanding Class A shares.

SBLI USA Mutual Life Insurance, 460 W. 34th St., Suite 800, New York, NY 10001, owned 7.81% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co FIIOC as Benefit Plans,
100 Magellan Way KW1C, Covington, KY 41015, owned 64.18% of such Portfolio's total outstanding Class B shares.

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO: The Trustees of Columbia University in the city of New York, Attn: Anil Jaisinghani, 475 Riverside Dr., Suite 401, New York, NY 10115, owned 14.11% of such Portfolio's total outstanding Class A shares.

Puerto Rico Telephone Company, Attn: Felipe Piazza, 1500 Roosevelt Ave., San Juan, Puerto Rico, owned 10.21% of such Portfolio's total outstanding Class A shares.

Morgan Stanley Co., FBO Dan Murphy Foundation, 1221 Avenue of the Americas, 4th Floor, New York, NY 10020, owned 6.53% of such Portfolio's total outstanding Class A shares.
    48

CMBL MS Ferron Equity, Attn: Josephine Glass, 22nd Fl., 1221 Avenue of the Americas, New York, NY 10020, owned 5.67% of such Portfolio's total outstanding Class A shares.

IMS & Co., P.O. Box 3865, Englewood, CO 80155, owned 59.63% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO The Ochylski Family Fdtn., c/o The Des Moines Co., 400 Walnut Skywalk, Ste. 1, Des Moines, IA 50309, owned 9.87% of such Portfolio's total outstanding Class B shares.

ASIAN EQUITY PORTFOLIO: Mac & Co. Mutual, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 36.30% of such Portfolio's total outstanding Class A shares.

Association De Biefsaissance Et De Retraite Des Pollciers De La Communaue, 480 Gilford Street, Suite 200, Montreal, Quebec, Canada, owned 26.24% of such Portfolio's total outstanding Class A shares.

Byrd & Co., 123 South Broad St., PA 4903, Philadelphia, PA 19109, owned 5.77% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., FBO James L. Sarah M. Barksdale Unitrust DTD 2-6-96, 800 Woodlands Parkway, Ste. 118, Ridgeland, MS 39157, owned 28.87% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO John David Barksdale Intl., 800 Woodlands Parkway, Ste. 118, Ridgeland, MS 39157, owned 9.62% of such Portfolio's total outstanding Class B shares.

The Pickwick Group LP Intl., c/o Walter Denny, 800 Woodlands Parkway, Ste. 118, Ridgeland, MS 39157-5215, owned 9.62% of such Portfolio's total outstanding Class B shares.

Berl Bernhard & Karen Bernhard TTEE, FBO The Berl Bernhard, 1693 Epping Farms Ln., Annapolis, MD 21401, owned 8.05% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO The Holmes Family Trust, Arthur Logan Harris Holmes, 1701 Monte Viento Drive, Malibu, CA 90265, owned 6.04% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Phyllis Janet Holmes Trustee, Unitrust, 1701 Monte Viento Drive, Malibu, CA 90265, owned 5.94% of such Portfolio's total outstanding Class B shares.

EQUITY GROWTH PORTFOLIO: Mac & Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 17.04% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 16.29% of such Portfolio's total outstanding Class A shares.

Fidelity Management Trust Company as Trustee for GTE Master, Mail Zone M3, 82 Devonshire St., Boston, MA 02109, owned 13.17% of such Portfolio's total outstanding Class A shares.

Mac & Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 5.76% of such Portfolio's total outstanding Class A shares.

Manufacturers Life Insurance Co. USA, 250 Bloor Street East, 7th Floor, Toronto, Ontario, M4W 1E5 Canada, owned 36.81% of such Portfolio's total outstanding Class B shares.

Bankers Trust Co. as Custodian for Marriott International Inc. and Savings Plan and Trust, 100 Plaza One, Attn: Donna Dekowski, Jersey City, NJ 07311-3999, owned 28.48% of such Portfolio's total outstanding Class B shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans,
100 Magellan Way, KW1C, Covington, KY 41015, owned 20.54% of such Portfolio's total outstanding Class B shares.

SMALL COMPANY GROWTH PORTFOLIO: Factory Mutual Insurance Company, Attn: Kimberly Adams, 225 Wyman Street, P.O. Box 9198, Waltham, MA 02454-9198, owned 28.83% of such Portfolio's total outstanding Class A shares.

Firlin Co., c/o National Bank of Commerce, P.O. Box 82408, Lincoln, NE 68501, owned 7.99% of such Portfolio's total outstanding Class A shares.

Saxon & Co., P.O. Box 77810-1888, Philadelphia, PA 19182, owned 7.78% of such Portfolio's total outstanding Class A shares.

Charles Schwab & Co., Inc., Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 7.64% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 93.46% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL EQUITY PORTFOLIO: Memphis Commerce Square Trust Division, c/o National Trust Bank of Commerce, P.O. Box 30010 M02-1, Durham, NC 27702-3010, owned 35.10% of such Portfolio's total outstanding Class B shares.

Memphis Commerce Square Trust Division, c/o National Trust Bank of Commerce, P.O. Box 30010 M02-1, Durham, NC 27702-3010, owned 26.00% of such Portfolio's total outstanding Class B shares.

1st Source Bank TTEE, FBO Morris & Co., Attn: John Seidl, P.O. Box 1602, South Bend, IN 46634-1602, owned 23.23% of such Portfolio's total outstanding Class B shares.

The Vanguard Fiduciary Trust Co., P.O. Box 2600, VM 613 Outside Funds, Valley Forge, PA 19482, owned 7.32% of such Portfolio's total outstanding Class B shares.

VALUE EQUITY PORTFOLIO: Morgan Stanley Asset Mgmt. For The Account Of Hubbell Inc., Attn: John Lan 22nd Floor, 1221 Avenue Of The Americas, New York,
NY 10020, owned 32.27% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefits Plans, 100 Magellan Way, KW1C Way, Covington, KY 41015, owned 55.95% of such Portfolio's total outstanding Class B shares.

FNB Nominee Co., c/o First Commonwealth Trust, 614 Philadelphia St., Indiana, PA 15701, owned 24.03% of such Portfolio's total outstanding Class B shares.

UMB Bank NA, c/o JPM/AC RPS Retirement Plan, P.O. Box 419784, Kansas City, MO 64141-6784, owned 12.33% of such Portfolio's total outstanding Class B shares.

FIXED INCOME PORTFOLIO: Mac & Co. A/C MSWF1000052, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 34.74% of such Portfolio's total outstanding Class A shares.

Fleet National Bank, Attn: 0001396250, P.O. Box 92800, Rochester, NY 14692-8900, owned 10.19% of such Portfolio's total outstanding Class A shares.

Mac & Co. A/C MSWF4000052, Mutual Funds Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 8.58% of such Portfolio's total outstanding Class A shares.

Morgan Stanley Co., FBO Carolyn S. Young, 514 Chestertown Street, Gaithersburg, MD 20878, owned 17.02% of such Portfolio's total outstanding Class B shares.

Morgan Stanley Co., FBO Burton D. Cohen, 3912 Zenith Ave., South Minneapolis, MN 55410, owned 16.66% of such Portfolio's total outstanding Class B shares.

C. Marks Hinton Jr. IRA R/O, 49 Briar Hollow Lane, 1705, Houston, TX 77027-9309, owned 9.01% of such Portfolio's total outstanding Class B shares.

Morgan Stanley Co., FBO Annmarie DeMartino IRA Rollover, 420 Avenue L, Brooklyn, NY 11230, owned 6.46% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., FBO Charles H. Gross & Joan D. Gross TTEE of Charles H. Gross Def. Ben. Pen. Pl., 186 Riverside Dr., #9E, New York, NY 10024-1007, owned 6.35% of such Portfolio's total outstanding Class B shares.

Morgan Stanley Co., FBO Joan H. Giblichman IRA, 3860 Mission Hills Road S., Northbrook, IL 60062, owned 5.38% of such Portfolio's total outstanding Class B shares.

Morgan Stanley Co., FBO Sandra G. Karstens IRA RO, 330 N. Greenbay Rd., 1813, Waukegan, IL 60085, owned 5.28% of such Portfolio's total outstanding Class B shares.

GLOBAL FIXED INCOME PORTFOLIO: Morgan Stanley Co., FBO Northern Trust as Custodian, P.O. Box 92956, Chicago, IL 60675, owned 43.83% of such Portfolio's total outstanding Class A shares.

National Bulk Carriers, Attn: David Fey, 605 Third Ave., 33rd Floor, New York, NY 10158, owned 16.78% of such Portfolio's total outstanding Class A shares.

Two Ten International Footwear Foundation Inc., 1466 Main Street, Waltham, MA 02451, owned 5.49% of such Portfolio's total outstanding Class A shares.

State Street Bank & Trust Co., Custodian for The Feinstein Family Fund M/S JQB7S, Attn: Steve Pinto, N. Quincy, MA 02171, owned 5.38% of such Portfolio's total outstanding Class A shares.

David Brooks Gendron, 424 East 57th St., Apt. 3D, New York, NY 10022, owned 72.28% of such Portfolio's total outstanding Class B shares.

George N. Fugelsang & Susan P. Fugelsang, 17 Calhoun Dr., Greenwich, CT 06831, owned 21.08% of such Portfolio's total outstanding Class B shares.

Morgan Stanley Co., FBO Anthony F. Rowland, 1114 Avenue of the Americas, 2702, New York, NY 10036, owned 6.64% of such Portfolio's total outstanding Class B shares.

GLOBAL VALUE EQUITY PORTFOLIO: Balsa & Co., c/o Chase Manhattan Bank Quality Assurance Dept. 16-HCB-340, P.O. Box 2558, Houston, TX 77252-8340, owned 19.18% of such Portfolio's total outstanding Class A shares.

National Financial Services, 200 Liberty St., New York, NY 10281, owned 11.84% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 10.24% of such Portfolio's total outstanding Class A shares.
    50

CIBC Mellon Global Securities, Jayvee and Co., Attn: Pooled Funds, 320 Bay St., 6th Fl., Toronto M5H 4A6 Canada, owned 9.71% of such Portfolio's total outstanding Class A shares.

Morgan Stanley Co., FBO R. Kingman Webster DEE Webster Charitable Reminder Unitrust, 5 Tamys Lane, Andover, MA 01810, owned 5.56% of such Portfolio's total outstanding Class A shares.

Healthone, Unit 217, 600 South Cherry St. Denver, CO 80246, owned 5.53% of such Portfolio's total outstanding Class A shares.

Fleet National Bank, P.O. Box 92800, Rochester, NY 14692-8900, owned 5.37% of such Portfolio's total outstanding Class A shares.

Joelson Foundation, CO Mitchell, 190 Whitehall Blvd., Garden City, NJ 11530, owned 5.09% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans,
100 Magellan Way, KW1C, Covington, KY 41015, owned 80.92% of such Portfolio's total outstanding Class B shares.

EMERGING MARKETS PORTFOLIO: Mac & Co., Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 5.13% of such Portfolio's total outstanding Class A shares.

Charles Schwab & Co., Inc. Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 5.09% of such Portfolio's total outstanding Class A Shares.

Fidelity Investments Institutional Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 36.91% of such Portfolio's total outstanding Class B shares.

CAPINCO, c/o Firstar Trust Company, P.O., Box 1787, Milwaukee, WI 53201-1787, owned 16.73% of such Portfolio's total outstanding Class B shares.

IMS & Co., P.O. Box 3865, Englewood, CO 80155, owned 7.72% of such Portfolio's total oustanding Class B shares.

HIGH YIELD PORTFOLIO: Mac & Co., Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 29.44% of such Portfolio's total outstanding Class A shares.

Mac & Co., Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 15.40% of such Portfolio's total outstanding Class A shares.

Mac & Co., Attn: Mutual Fund Operations, 3000 Citrus Circle, 203, Walnut Creek, CA 94598, owned 7.39% of such Portfolio's total outstanding Class A shares.

Janx Partners LP II, Attn: John Naporano, One Gatewy Center, Suite 900, Newark, NJ 07102, owned 5.19% of such Portfolio's total outstanding Class A shares.

Morgan Stanley Co., FBO Universal Computer Consulting, 300 Delaware Ave., Ste. 1704, Wilmington, DE 19801, owned 38.43% of such Portfolio's total outstanding Class B shares.

Morgan Stanley Co., FBO Mark A. Mansour and JTTIC, 2610 NE 40th St., Ft. Lauderdale, FL 33308, owned 5.90% of such Portfolio's total outstanding Class B shares.

Morgan Stanley Co., FBO Blake Hogan and Shawn Hogan, 30 Farnham Park, Houston, TX 77024, owned 5.60% of such Portfolio's total outstanding Class B shares.

EUROPEAN VALUE EQUITY PORTFOLIO: Jessica Hobby Catto, Separate Property, Attn:
S. Farrimond, 110 East Crockett, San Antonio, TX 78205-2612, owned 6.44% of such Portfolio's total outstanding Class A shares.

Trustee of the Wayne Gretzky, 650 North Sepulveda Blvd., Los Angeles, CA 90049, owned 37.23% of such Portfolio's total outstanding Class B shares.

Morgan Stanley Co., FBO The Pickwick Group LP Intl., c/o Walter Denny, 800 Woodlands Parkway, Ste. 118, Ridgeland, MS 39157, owned 15.15% of such Portfolio's total outstanding Class B shares.

Karen Zateslo Gray Cust. for John David Gray under IL UGMA, 301 N. Sheridan Rd., Lake Forest, IL 60045, owned 12.37% of such Portfolio's total outstanding
Class B shares.

Dr. Martin B. Meyerson Acct. II International 1601 Landfall Dr., Wilmington, NC 28405-4255, owned 10.11% of such Portfolio's total outstanding Class B shares.

Morgan Stanley Co., FBO Sandra Titus McKinstry, 7264 South Jasmine Ct., Englewood, CO 80112, owned 9.13% of such Portfolio's total outstanding Class B shares.

EMERGING MARKETS DEBT PORTFOLIO: Mac & Co., Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 23.14% of such Portfolio's total outstanding Class A shares.

Charles Schwab & Co., Inc., Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 21.12% of such Portfolio's total outstanding Class A shares.

Wellesley College, Attn: Robert Bower, 139 Green Hall, Wellesley, MA 02481, owned 14.49% of such Portfolio's total outstanding Class A shares.

Saxon & Co., FBO 09 Erie Insurance Exchange, P.O. Box 7780-1888, Philadelphia, PA 19182, owned 5.87% of such Portfolio's total outstanding Class A shares.

Brenton D. Anderson, 1285 Union Village Rd., Norwich, VT 05055, owned 35.63% of such Portfolio's total outstanding Class B shares.

Bartlett and Company, Grain Charitable Foundation, Ste. 600, 4800 Main St., Kansas City, MO 64112, owned 27.69% of such Portfolio's total outstanding Class B shares.

Morgan Stanley Co., FBO FFP Investments Ltd., Suite 101, San Antonio, TX 78209, owned 27.68% of such Portfolio's total outstanding Class B shares.

Paul E. Hellmers & H. Anthy Hellmers, c/o Centre Solutions, One Chase Manhattan Plaza, New York, NY 10005, owned 5.22% of such Portfolio's total outstanding Class B shares.

ASIAN REAL ESTATE PORTFOLIO: Morgan Stanley Asset Management Inc, Attn: Elisa Divito, 1221 Avenue Of The Americas, New York, NY 10020, owned 98.05% of such Portfolio's total outstanding Class A shares.

Morgan Stanley Co., FBO The Cathryn Fortune Char., 5505 Lake Washington Blvd. NE, Unit 1D, Kirkland, WA 98033, owned 71.82% of such Portfolio's total outstanding Class B shares.

JAPANESE VALUE EQUITY PORTFOLIO: Charles Schwab & Co., Inc., Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 7.46% of such Portfolio's total outstanding Class A shares.

Retired Staff Benefits Investment Accts. of The International Monetary Fund, 700 19th St. NW, Washington, DC 20431, owned 7.12% of such Portfolio's total outstanding Class A shares.

Janx Partners LP II, Attn: John Naporano, Foot of Hawkins Street, Newark, NJ 07105, owned 6.38% of such Portfolio's total outstanding Class A shares.

Bartlett and Company, Profit Sharing Plan and Trust, Ste. 600, 4800 Main St., Kansas City, MO 64112, owned 20.23% of such Portfolio's total outstanding Class B shares.

Morgan Stanley Co., FBO John David Barksdale Intl., 800 Woodlands Parkway, Ste. 118, Ridgeland, MS 39157, owned 19.41% of such Portfolio's total outstanding Class B shares.

Bank Morgan Stanley AG, Attn: Thomas Genschwiler, Bahnhofstrasse 92, Zurich CH-8023 Switzerland, owned 10.07% of such Portfolio's total outstanding Class B shares.

The Pickwick Group LP Intl., c/o Walter Denny, 800 Woodlands Pky., Ste. 118, Ridgeland, MS 39157-5215, owned 9.71% of such Portfolio's total outstanding Class B shares.

Alice H. Bartlett Trust A, Paul D. Bartlett Jr. TTEE, 4800 Main St., Ste. 600, Kansas City, MO 64112, owned 7.65% of such Portfolio's total outstanding
Class B shares.

Paul D. Bartlett Jr., 4800 Main St., Suite 600, Kansas City, MO 64112, owned 7.65% of such Portfolio's total outstanding Class B shares.

Morgan Stanley Co., FBO Eduardo Abad and Rosario Abad Remainder Trust 1, 277 North Deep Spring, Orange, CA 92869, owned 5.78% of such Portfolio's total outstanding Class B shares.

Trustee of the Wayne Gretzky, 650 North Sepulveda Blvd., Los Angeles, CA 90049, owned 5.48% of such Portfolio's total outstanding Class B shares.

INTERNATIONAL SMALL CAP PORTFOLIO: Charles Schwab & Co., Inc., Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 14.12% of such Portfolio's total outstanding shares.

Carnegie Corp. of New York, Vice President & Chief Investment Office, Attn:
Ellen Shuman, 437 Madison Ave., New York, NY 10022, owned 8.51% of such Portfolio's total outstanding shares.

Trustees of Boston College, Attn: Paul Haran Assoc. Treasurer, St. Thomas More Hall, 310, Chestnut Hill, MA 02167-3819, owned 6.27% of such Portfolio's total outstanding shares.

General Mills, Inc., 3SW Treasury Nate Meadows, One General Mills Blvd., Minneapolis, MN 55426, owned 5.52% of such Portfolio's total outstanding shares.

The Skillman Foundation, 600 Renaissance Center, Suite 1700, Attn: Jean E. Gregory, Detroit, MI 48243, owned 5.18% of such Portfolio's total outstanding shares.
    52

Cornell University, Morgan Stanley Asset Management, c/o Gail Reeke, 1221 Ave. of the Americas, New York, NY 10020, owned 5.04% of such Portfolio's total outstanding shares.

LATIN AMERICAN PORTFOLIO: PH Investments LLC, Attn: Ben Gomez, The Pilot House, Lewis Warf, Boston MA 02110-3902, owned 64.39% of such Portfolio's total outstanding Class A shares.

Charles Schwab & Co., Inc., Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 8.11% of such Portfolio's total outstanding Class A shares.

Bartus & Co., P.O. Box 9005, Church Street Station, New York, NY 10008, owned 5.69% of such Portfolio's total outstanding Class A shares.

Michael E. Hora Revocable Trust, Laughing Acres, 2970 N. Lake Shore Drive, 19B C, Chicago, IL 60657-5674, owned 25.34% of such Portfolio's total outstanding Class B shares.

Fred Middleton, Capital AC, 545 El Cerrito Ave., Hillsborough, CA 94010-6821, owned 22.26% of such Portfolio's total outstanding Class B shares.

Morgan Stanley Co., FBO Fleur Cates Netanyahu, 8A, New York, NY 10021, owned 12.39% of such Portfolio's total outstanding Class B shares.

BBJ Family Limited Partnership, BBJ Family Corp. General Partner, 623 East Bailey Rd., Naperville, IL 60565-2633, owned 11.13% of such Portfolio's total outstanding Class B shares.

Gerald W. Bodzy, Sue A. Strauss, P.O. Box 980097, Houston, TX 77098-0097, owned 10.02% of such Portfolio's total outstanding Class B shares.

Nezar M. Al-Saie, c/o Investcorp, P.O. Box 5340, Manama Bahrain, owned 9.15% of such Portfolio's total outstanding Class B shares.

Donald L. Gustafson, MSTC Custodian, 3420 Norman Dr., Reno, NV 89509-5089, owned 8.04% of such Portfolio's total outstanding Class B shares.

FOCUS EQUITY PORTFOLIO: Mac & Co., Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned 38.72% of such Portfolio's total outstanding Class A shares.

US REAL ESTATE PORTFOLIO: Charles Schwab & Co., Inc., Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 9.90% of such Portfolio's total outstanding Class A shares.

National Financial Services, 200 Liberty St., New York, NY 10281, owned 6.76% of such Portfolio's total outstanding Class A shares.

Commonwealth of Pennsylvania Public School Employee Retirement, 5 North 5th St., Harrisburg, PA 17101, owned 5.61% of such Portfolio's total outstanding Class A shares.

Merrill Lynch Trust Co., FBO Qualified Retirement Plans, 265 Davidson Ave., 4th Flr., Somerset, NJ 08873, owned 36.86% of such Portfolio's total outstanding Class B shares.

Putnam Fiduciary Trust Company, Ball Horticultural Co., Inc. Profit Sharing Retirement, Investors Way, Trust Operations N-7-L, Norwood, MA 02062, owned 9.16% of such Portfolio's total outstanding Class B shares.

Putnam Fiduciary Trust Co., FBO Viacom Investment Plan, Investors Way, Trust Operations N-7-L, Norwood, MA 02062, owned 7.50% of such Portfolio's total outstanding Class B shares.

M-L LLC, P.O. Box 32338, Baltimore, MD 21282-2338, owned 5.24% of such Portfolio's total outstanding Class B shares.

TECHNOLOGY PORTFOLIO: Fidelity Investments Int'l. Operations Co. FIIOC as Benefit Plans, 100 Magellan Way, KW1C, Covington, KY 41015, owned 18.56% of such Portfolio's total outstanding Class A shares.

Bank of New York, Attn: Ellie Whalen, One Wall Street, 12th Floor, New York, NY 10286, owned 10.27% of such Portfolio's total outstanding Class A shares.

Putnam Fiduciary Trust Co. TTEE, FBO Viacom Investment Plan, Investors Way, Trust Operations N-7-L, Norwood, MA 02062, owned 8.17% of such Portfolio's total outstanding Class A shares.

Morgan Stanley Inc., 51 West Center, 755, Orem, UT 84957, owned 7.71% of such Portfolio's total outstanding Class A shares.

Donald L. Gustafson, MSTC Custodian, 3420 Norman Dr., Reno, NV 89509-5089, owned 7.15% of such Portfolio's total outstanding Class B shares.

                            PERFORMANCE INFORMATION

The Fund may from time to time quote various performance figures to illustrate the Portfolios' past performance.

Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Fund but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

From time to time each Portfolio, except the Money Market and Municipal Money Market Portfolios, may advertise total return for each class of shares of the Portfolio. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10-year period (or over the life of the Portfolio) and the deduction of all applicable Fund expenses on an annual basis.

The average annual compounded rates of return (unless otherwise noted) for the Fund's Portfolios for the one year, five year and ten year periods ended December 31, 2000 and for the period from inception through December 31, 2000 are as follows:

                                          INCEPTION       ONE       AVERAGE ANNUAL  AVERAGE ANNUAL  AVERAGE ANNUAL
NAME OF PORTFOLIO+                          DATE         YEAR         FIVE YEARS      TEN YEARS     SINCE INCEPTION
------------------                        ---------  -------------  --------------  --------------  ---------------
Active International Allocation
  Class A...............................   1/17/92          (14.97)%          9.24%           N/A             8.89%
  Class B...............................   1/02/96          (15.02)%           N/A            N/A             8.98%
Asian Equity
  Class A...............................   7/01/91          (40.65)%        (12.62)%           N/A            2.30%
  Class B...............................   1/02/96          (40.74)%           N/A            N/A           (12.94)%
Asian Real Estate
  Class A...............................  10/01/97            3.44%           N/A             N/A            (2.93)%
  Class B...............................  10/01/97            3.29%           N/A             N/A            (3.23)%
Emerging Markets
  Class A...............................   9/25/92          (38.43)%         (0.30)%           N/A            5.36%
  Class B...............................   1/02/96          (38.60)%           N/A            N/A             0.14%
Emerging Markets Debt
  Class A...............................   2/01/94           12.81%         10.78%            N/A             9.20%
  Class B...............................   1/02/96           12.50%           N/A             N/A            10.29%
Equity Growth
  Class A...............................   4/02/91          (11.78)%         20.37%           N/A            17.38%
  Class B...............................   1/02/96          (12.01)%           N/A            N/A            19.95%
European Value Equity
  Class A...............................   4/02/93            7.38%         12.91%            N/A            14.91%
  Class B...............................   1/02/96            7.08%           N/A             N/A            12.41%
European Real Estate
  Class A...............................  10/01/97           14.91%           N/A             N/A             3.54%
  Class B...............................  10/01/97           14.55%           N/A             N/A             3.30%
Fixed Income
  Class A...............................   5/15/91           11.16%          6.24%            N/A             7.64%
  Class B...............................   1/02/96           10.92%           N/A             N/A             6.07%
Focus Equity
  Class A...............................   3/08/95          (11.66)%         22.89%           N/A            26.66%
  Class B...............................   1/02/96          (11.89)%           N/A            N/A            22.45%
Global Value Equity
  Class A...............................   7/15/92           11.75%         15.15%            N/A            16.38%
  Class B...............................   1/02/96           11.52%           N/A             N/A            14.74%
Global Fixed Income
  Class A...............................   5/01/91            1.18%          3.00%            N/A             5.83%
  Class B...............................   1/02/96            1.07%           N/A             N/A             2.79%
High Yield
  Class A...............................   9/28/92          (11.51)%          5.54%           N/A             8.14%

                                          INCEPTION       ONE       AVERAGE ANNUAL  AVERAGE ANNUAL  AVERAGE ANNUAL
NAME OF PORTFOLIO+                          DATE         YEAR         FIVE YEARS      TEN YEARS     SINCE INCEPTION
------------------                        ---------  -------------  --------------  --------------  ---------------
  Class B...............................   1/02/96          (11.77)%           N/A            N/A             5.17%
International Equity
  Class A...............................   8/04/89            9.29%         15.57%          14.89%           12.86%
  Class B...............................   1/02/96            8.94%           N/A             N/A            15.12%
International Magnum
  Class A...............................   3/15/96          (10.50)%           N/A            N/A             7.00%
  Class B...............................   3/15/96          (10.81)%           N/A            N/A             6.71%
International Small Cap
  Class A...............................  12/15/92           (2.92)%         10.38%           N/A            12.57%
Japanese Value Equity
  Class A...............................   4/25/94          (23.69)%          4.01%           N/A             2.15%
  Class B...............................   1/02/96          (23.93)%           N/A            N/A             3.66%
Latin American
  Class A...............................   1/18/95          (16.21)%         13.64%           N/A             9.67%
  Class B...............................   1/02/96          (16.42)%           N/A            N/A            12.51%
Money Market
  Class A...............................  11/15/88             N/A            N/A             N/A              N/A
  Class B...............................       N/A             N/A            N/A             N/A              N/A
Municipal Money Market
  Class A...............................   2/10/89             N/A            N/A             N/A              N/A
  Class B...............................       N/A             N/A            N/A             N/A              N/A
Small Company Growth
  Class A...............................  11/01/89           (6.64)%         21.99%         18.17%           17.14%
  Class B...............................   1/02/96           (6.81)%           N/A            N/A            21.67%
Technology
  Class A...............................   9/16/96          (22.67)%           N/A            N/A            42.42%
  Class B...............................   9/16/96          (22.86)%           N/A            N/A            42.13%
U.S. Real Estate
  Class A...............................   2/24/95           29.65%         14.81%            N/A            16.26%
  Class B...............................   1/02/96           29.36%           N/A             N/A            14.35%
Value Equity
  Class A...............................   1/31/90           18.08%         17.28%          16.46%           14.30%
  Class B...............................   1/02/96           17.92%           N/A             N/A            16.79%

------------------

+ The China Growth, Mortgage-Backed Securities and MicroCap Portfolios had not commenced operations as of December 31, 2000. The Gold Portfolio ceased operations effective March 11, 1998 for Class A shares and May 6, 1998 for Class B shares. The Municipal Bond Portfolio ceased operations effective March 14, 2000. The U.S. Equity Plus Portfolio ceased operations effective February 14, 2001.

These figures were calculated according to the following formula:

P(1+T)TO THE POWER OF n = ERV

where:

        P   =   a hypothetical initial payment of $1,000
        T   =   average annual total return
        n   =   number of years
      ERV   =   ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the
                end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

CALCULATION OF YIELD FOR NON-MONEY MARKET PORTFOLIOS

From time to time certain of the Fund's Portfolios may advertise yield.

Current yield reflects the income per share earned by a Portfolio's investments.

Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

The respective current yields for certain of the Fund's Portfolios for the 30-day period ended December 31, 2000 were as follows:

                                          CLASS A     CLASS B
PORTFOLIO NAME                            SHARES      SHARES
--------------                            -------   -----------
Emerging Markets Debt...................  11.83%      11.58%
Fixed Income............................   7.11%       6.96%
Global Fixed Income.....................   4.43%       4.28%
High Yield..............................  14.54%      14.30%

These figures were obtained using the following formula:

  Yield      =          2[(a - b + 1)TO THE POWER OF 6 - 1]
                                -------------------
                                         cd

CALCULATION OF YIELD FOR MONEY MARKET PORTFOLIOS

The current yield of the Money Market and Municipal Money Market Portfolios is calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. The current yields of the Money Market and Municipal Money Market Portfolios for the 7-day period ended December 31, 2000 were 6.10% and 4.10%, respectively. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for each Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result. The effective yields of the Money Market and Municipal Money Market Portfolios for the 7-day period ended December 31, 2000 were 6.29% and 4.13%, respectively.

The yield of a Portfolio will fluctuate. The annualization of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolios of the Fund, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value and calculating yield.

TAXABLE EQUIVALENT YIELDS FOR THE MUNICIPAL BOND AND MUNICIPAL MONEY MARKET
  PORTFOLIOS

It is easy to calculate your own taxable equivalent yield if you know your tax bracket. The formula is:

Tax Free Yield                 =   Your Taxable Equivalent Yield
-------------
1 - Your Tax Bracket

For example, if you are in the 28% tax bracket and can earn a tax-free yield of 7.5%, the taxable equivalent yield would be 10.42%.

The table below indicates the advantages of investments in Municipal Bonds for certain investors. Tax-exempt rates of interest payable on a Municipal Bond (shown at the top of each column) are equivalent to the taxable yields set forth opposite the respective income tax levels, based on income tax rates effective for the tax year 2000 under the Internal Revenue Code. There can, of course, be no guarantee that the Municipal Money Market Portfolio will achieve a specific yield. Also, it is possible that some portion of the Portfolio's dividends may be subject to Federal income taxes. A substantial portion, if not all, of such dividends may be subject to state and local taxes.

                         TAXABLE EQUIVALENT YIELD TABLE

          SAMPLE LEVEL OF              FEDERAL
           TAXABLE INCOME              INCOME       TAXABLE EQUIVALENT RATES BASED ON TAX-EXEMPT YIELD OF:
------------------------------------     TAX     -------------------------------------------------------------
  JOINT RETURN       SINGLE RETURN    BRACKETS    3%     4%     5%     6%     7%     8%     9%     10%    11%
-----------------  -----------------  ---------  -----  -----  -----  -----  -----  -----  -----  -----  -----
$0-42,350          $0-25,350              15.0%   3.5%   4.7%   5.9%   7.1%   8.2%   9.4%  10.6%  11.8%  12.9%
42,350-102,300     25,350-61,400          28.0    4.2    5.6    6.9    8.3    9.7   11.1   12.5   13.9   15.3
102,300-155,950    61,400-128,100         31.0    4.3    5.8    7.2    8.7   10.1   11.6   13.0   14.5   15.9
155,950-278,450    128,100-278,450        36.0    4.7    6.3    7.8    9.4   10.9   12.5   14.1   15.6   17.2
over 278,450       over 278,450           39.6    5.0    6.6    8.3    9.9   11.6   13.2   14.9   16.6   18.2

------------------

* Net amount subject to 2000 Federal Income Tax after deductions and exemptions, not indexed for 2000 income tax rates.
    56

The taxable equivalent yield for the Municipal Money Market Portfolio for the seven days ended December 31, 2000 assuming a Federal income tax rate of 39.6% (maximum rate), was 6.79%. The taxable equivalent effective yield for the Municipal Money Market for the seven days ended December 31, 2000, assuming the same tax rate, was 6.84%.

GENERAL PERFORMANCE INFORMATION

Each Portfolio's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Portfolio as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

From time to time, a Portfolio's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, Morningstar, Inc. may be quoted in advertising materials.
Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

Portfolio advertising may include data on historical returns of the capital markets in the United States compiled or published by Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices to which the performance of the Portfolios may also be compared. The Portfolios may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

The Portfolios may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Portfolio. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. Advertisements may include lists of representative Morgan Stanley & Co. clients. The Portfolios may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment.

The Portfolios may include in their advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Portfolio may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers by Morgan Stanley & Co.; and the portfolio manager's goals, strategies and investment techniques.

The Portfolios' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Portfolios' advertisements may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Portfolios' shareholder reports (including the investment composition of a Portfolio), as well as the views of Morgan Stanley & Co. as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio.

The Portfolios may quote various measures of volatility and benchmark correlation in advertising. The Portfolios may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Portfolio may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

The Portfolios may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Portfolio at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

                             DESCRIPTION OF RATINGS

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

EXCERPTS FROM MOODY'S DESCRIPTION OF BOND RATINGS: Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities. A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Baa -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers 1, 2 and 3 in each generic voting classification from Aa through B. The modifier 1 indicates that the security ranks at a higher end of the rating category; modifier 2 indicates a mid-range rating; and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

EXCERPTS FROM S&P'S DESCRIPTION OF BOND RATINGS: AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree. A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C -- The rating C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows: MIG-1 -- best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2 -- high quality with margins of protection ample although not so large as in the preceding group; MIG-3 -- favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.
    58

DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: Prime-1 ("Pl") -- Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

EXCERPT FROM S&P'S RATING OF MUNICIPAL NOTE ISSUES: SP-l+ -- very strong capacity to pay principal and interest; SP-2 -- strong capacity to pay principal and interest.

DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPER RATINGS: A-l+ -- this designation indicates the degree of safety regarding timely payment is extremely strong. A-1 -- this designation indicates the degree of safety regarding timely payment is strong.

                              FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended December 31, 2000, including notes thereto and the report of Ernst & Young LLP are herein incorporated by reference from the Fund's Annual Report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information. The China Growth, Mortgage-Backed Securities, Gold and MicroCap Portfolios had not commenced operations or were not operational during the fiscal year ended December 31, 2000. On March 15, 2000 and February 14, 2001 the shareholders of the Municipal Bond and U.S. Equity Plus Portfolios, respectively, redeemed the outstanding shares as of that date and the Portfolios ceased operations.
                                                                          59